Rule 10f-3 Report
JHF II US High Yield Bond Fund
INFO 4 3/4 02/15/25, 44962LAB3

Comparable Securities	0	1	2	3
Trade	101477422
Trade Date	07/10/2017	07/10/2017	07/10/2017	07/10/2017
Cusip	44962LAB3	44962LAB3	44962LAB3	44962LAB3
ComparableCusip	44962LAB3	02005NBA	00164VAE	15135BAJ
Description of Security	INFO 4 3/4 02/15/25	ALLY 4 5/8 03/30/25	AMCX 4 3/4 08/01/25	CNC 4 3/4 01/15/25
Name of Issuer	IHS MARKIT LTD	ALLY FINANCIAL INC	AMC NETWORKS INC	CENTENE CORP
Date of Purchase	07/10/2017	03/25/2015	07/19/2017	10/26/2016
Date of Offering Commenced	02/06/2017	03/25/2015	07/19/2017	10/26/2016
Unit Price	105.500	98.040	100.000	100.000
Current Yield	4.502%	4.717%	4.750%	4.750%
Yield To Maturity	3.882%	4.109%	4.805%	4.239%
Principal Amt of Total Offering	800,000,000.00	500,000,000.00	800,000,000.00	1,200,000,000.00
Underwriting Spread	1.500%	0.950%	1.750%	1.250%
Names of Underwriters (prospectus may be attached)	HSBC SECURITIES, JP MORGAN, MERRILL LYNCH, RBC CAPITAL, WELLS FARGO, BBVA SECURITIES, RBS SECURITIES, TS SECURITIES, US BANCORP, BNP PARIBAS, CITIZENS CAPITAL, MARKETS, GOLDMAN SACHS, MORGAN STANLEY, PNC CAPITAL MARKETS, SMBC NIKKO SECURITIES, SUNTRUST ROBINSON HUMPHREY
Name(s) Dealer(s) from whom security was purchased	US BANCORP
Years of Continuous Operation	3 or more
Amount Purchased	400,000.00
% Offering Purchased by Fund	0.050%
% of Offering Purchased by Associated Accounts	0.33%
Sum of % of Offering Purchased	0.38%
% Fund Assets Applied to Purchase	0.133%
Is Sub-Adviser (or affiliate) a Manager or Co-Manager in the Offering	YES
Is the Manager or a Co-Manager in offering an affiliate of the Fund	YES

Rule 10f-3 Report
JHF II US High Yield Bond Fund
INFO 4 3/4 02/15/25, 44962LAB3

Purchased Security’s Eligibility (as defined in the procedures) (check one):

☐	Registered Public Offering	☐	Eligible Foreign Offering	☑	Eligible Rule 144A Security	☐	Government Security	☐	Eligible Municipal Security
Check if the following conditions have been met (and discuss any exceptions):
☑	The securities were purchased (1) prior to the end of the first day on which any sales were made at a price that did not exceed the price paid by each other purchaser in the offering or any concurrent offering of the securities (excepting, in an Eligible Foreign Offering, rights required by law to be granted to existing security holders) and (2) on or before the fourth day before termination, if a rights offering. Information with regard to comparable securities will be retained for recordkeeping as required to support this condition and provided upon request.
☑	The securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all the securities offered, except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.
☑	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during a comparable period of time.
☑	Except for Eligible Municipal Securities, the issuer of such securities has been in continuous operation for not less than three years (including the operations of predecessors).
☐	In the case of Eligible Municipal Securities, that they are sufficiently liquid that they can be sold at or near their carrying value within a reasonably short period of time and either (i) are subject to no greater than moderate credit risk, or (ii) if the issuer of the municipal securities, or the entity supplying the revenues or other payments from which the issue is to be paid, has been in continuous operation for less than three years, including the operation of any predecessors, the securities are subject to a minimal or low amount of credit risk.
☑	Percentage of offering purchased by the Fund and other funds advised by the same investment adviser (or its affiliates) or accounts with respect to which the same investment adviser (or its affiliates) has, and has exercised, investment discretion, did not exceed: (a) for Eligible Rule 144A offering, 25% of the total of (1) principal amount of offering of such class sold by underwriters to qualified institution buyers plus (2) principal amount of class in any concurrent public offering; (b) other securities, 25% of principal amount of offering of class.
☑	The Fund did not purchase the securities being offered directly or indirectly from an Affiliated Underwriter, provided that a purchase from a syndicate manager shall not be deemed to be a purchase from an Affiliated Underwriter so long as (a) such Affiliated Underwriter did not benefit directly or indirectly from, the transaction, and, (b) in the case of Eligible Municipal Securities, the purchase was not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.
Check below if written statements of issuer, syndicate manager, or underwriter or seller of securities were relied upon to determine:
☑	The securities were sold in an Eligible Rule 144A Offering;	☑	Compliance with the first condition, above, regarding time and price.
Attach copy of written statement for each box checked. On behalf of the Sub-Adviser, the undersigned hereby certifies that the purchase of securities noted above under “Purchased Security’s Eligibility” complies with the Fund’s Rule 10f-3 Procedures and that all records will be maintained for review and support for such certification. The review for Rule 10f-3 was comprehensive and included a review of the final offering documents for identification of affiliated underwriters.

Rule 10f-3 Report
JHF II US High Yield Bond Fund
AMCX 4 3/4 08/01/25, 00164VAE3

Comparable Securities	0	1	2	3
Trade	101558278
Trade Date	07/19/2017	07/19/2017	07/19/2017	07/19/2017
Cusip	00164VAE3	00164VAE3	00164VAE3	00164VAE3
ComparableCusip	00164VAE3	02005NBA	00164VAE	15135BAJ
Description of Security	AMCX 4 3/4 08/01/25	ALLY 4 5/8 03/30/25	AMCX 4 3/4 08/01/25	CNC 4 3/4 01/15/25
Name of Issuer	AMC NETWORKS INC	ALLY FINANCIAL INC	AMC NETWORKS INC	CENTENE CORP
Date of Purchase	07/19/2017	03/25/2015	07/19/2017	10/26/2016
Date of Offering Commenced	07/19/2017	03/25/2015	07/19/2017	10/26/2016
Unit Price	100.000	98.040	100.000	100.000
Current Yield	4.750%	4.717%	4.750%	4.750%
Yield To Maturity	4.750%	4.109%	4.805%	4.239%
Principal Amt of Total Offering	800,000,000.00	500,000,000.00	800,000,000.00	1,200,000,000.00
Underwriting Spread	1.750%	0.950%	1.750%	1.250%
Names of Underwriters (prospectus may be attached)	BARCLAYS BANK PLC, BNP PARIBAS, CITIGROUP, FIFTH THIRD SECURITIES, GOLDMAN SACHS, JP MORGAN, MERRILL LYNCH PIERCE FENNER, MORGAN STANLEY, SCOTIA INTERNATIONAL, SUNTRUST ROBINSON, US BANCORP, WELLS FARGO
Name(s) Dealer(s) from whom security was purchased	CITIGROUP GL 274
Years of Continuous Operation	3 or more
Amount Purchased	1,150,000.00
% Offering Purchased by Fund	0.144%
% of Offering Purchased by Associated Accounts	0.23%
Sum of % of Offering Purchased	0.38%
% Fund Assets Applied to Purchase	0.383%
Is Sub-Adviser (or affiliate) a Manager or Co-Manager in the Offering	YES
Is the Manager or a Co-Manager in offering an affiliate of the Fund	YES

Rule 10f-3 Report
JHF II US High Yield Bond Fund
AMCX 4 3/4 08/01/25, 00164VAE3

Purchased Security’s Eligibility (as defined in the procedures) (check one):

☑	Registered Public Offering	☐	Eligible Foreign Offering	☐	Eligible Rule 144A Security	☐	Government Security	☐	Eligible Municipal Security
Check if the following conditions have been met (and discuss any exceptions):
☑	The securities were purchased (1) prior to the end of the first day on which any sales were made at a price that did not exceed the price paid by each other purchaser in the offering or any concurrent offering of the securities (excepting, in an Eligible Foreign Offering, rights required by law to be granted to existing security holders) and (2) on or before the fourth day before termination, if a rights offering. Information with regard to comparable securities will be retained for recordkeeping as required to support this condition and provided upon request.
☑	The securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all the securities offered, except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.
☑	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during a comparable period of time.
☑	Except for Eligible Municipal Securities, the issuer of such securities has been in continuous operation for not less than three years (including the operations of predecessors).
☐	In the case of Eligible Municipal Securities, that they are sufficiently liquid that they can be sold at or near their carrying value within a reasonably short period of time and either (i) are subject to no greater than moderate credit risk, or (ii) if the issuer of the municipal securities, or the entity supplying the revenues or other payments from which the issue is to be paid, has been in continuous operation for less than three years, including the operation of any predecessors, the securities are subject to a minimal or low amount of credit risk.
☑	Percentage of offering purchased by the Fund and other funds advised by the same investment adviser (or its affiliates) or accounts with respect to which the same investment adviser (or its affiliates) has, and has exercised, investment discretion, did not exceed: (a) for Eligible Rule 144A offering, 25% of the total of (1) principal amount of offering of such class sold by underwriters to qualified institution buyers plus (2) principal amount of class in any concurrent public offering; (b) other securities, 25% of principal amount of offering of class.
☑	The Fund did not purchase the securities being offered directly or indirectly from an Affiliated Underwriter, provided that a purchase from a syndicate manager shall not be deemed to be a purchase from an Affiliated Underwriter so long as (a) such Affiliated Underwriter did not benefit directly or indirectly from, the transaction, and, (b) in the case of Eligible Municipal Securities, the purchase was not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.
Check below if written statements of issuer, syndicate manager, or underwriter or seller of securities were relied upon to determine:
☐	The securities were sold in an Eligible Rule 144A Offering;	☑	Compliance with the first condition, above, regarding time and price.
Attach copy of written statement for each box checked. On behalf of the Sub-Adviser, the undersigned hereby certifies that the purchase of securities noted above under “Purchased Security’s Eligibility” complies with the Fund’s Rule 10f-3 Procedures and that all records will be maintained for review and support for such certification. The review for Rule 10f-3 was comprehensive and included a review of the final offering documents for identification of affiliated underwriters.

Rule 10f-3 Report
JHF II US High Yield Bond Fund
NGPLCO 4 7/8 08/15/27, 62912XAF1

Comparable Securities	0	1	2	3
Trade	101595377
Trade Date	07/25/2017	07/25/2017	07/25/2017	07/25/2017
Cusip	62912XAF1	62912XAF1	62912XAF1	62912XAF1
ComparableCusip	62912XAF1	382550BG	88947EAS	404119BU
Description of Security	NGPLCO 4 7/8 08/15/27	GT 4 7/8 03/15/27	TOL 4 7/8 03/15/27	HCA 4 1/2 02/15/27
Name of Issuer	NGPL PIPECO LLC	GOODYEAR TIRE & R	TOLL BROS FINANCE	HCA INC
Date of Purchase	07/25/2017	03/02/2017	03/07/2017	08/08/2016
Date of Offering Commenced	07/25/2017	03/02/2017	03/07/2017	08/08/2016
Unit Price	100.000	100.000	100.000	100.000
Current Yield	4.875%	4.875%	4.875%	4.500%
Yield To Maturity	4.875%	4.806%	4.354%	4.357%
Principal Amt of Total Offering	700,000,000.00	700,000,000.00	450,000,000.00	1,200,000,000.00
Underwriting Spread	1.250%	1.250%	0.650%	1.000%
Names of Underwriters (prospectus may be attached)	BARCLAYS, RBC CAPITAL, WELLS FARGO, SEAPORT GLOBAL
Name(s) Dealer(s) from whom security was purchased	RBC CAPITAL MKTS
Years of Continuous Operation	3 or more
Amount Purchased	350,000.00
% Offering Purchased by Fund	0.050%
% of Offering Purchased by Associated Accounts	0.52%
Sum of % of Offering Purchased	0.57%
% Fund Assets Applied to Purchase	0.117%
Is Sub-Adviser (or affiliate) a Manager or Co-Manager in the Offering	YES
Is the Manager or a Co-Manager in offering an affiliate of the Fund	YES

Rule 10f-3 Report
JHF II US High Yield Bond Fund
NGPLCO 4 7/8 08/15/27, 62912XAF1

Purchased Security’s Eligibility (as defined in the procedures) (check one):

☐	Registered Public Offering	☐	Eligible Foreign Offering	☑	Eligible Rule 144A Security	☐	Government Security	☐	Eligible Municipal Security
Check if the following conditions have been met (and discuss any exceptions):
☑	The securities were purchased (1) prior to the end of the first day on which any sales were made at a price that did not exceed the price paid by each other purchaser in the offering or any concurrent offering of the securities (excepting, in an Eligible Foreign Offering, rights required by law to be granted to existing security holders) and (2) on or before the fourth day before termination, if a rights offering. Information with regard to comparable securities will be retained for recordkeeping as required to support this condition and provided upon request.
☑	The securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all the securities offered, except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.
☑	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during a comparable period of time.
☑	Except for Eligible Municipal Securities, the issuer of such securities has been in continuous operation for not less than three years (including the operations of predecessors).
☐	In the case of Eligible Municipal Securities, that they are sufficiently liquid that they can be sold at or near their carrying value within a reasonably short period of time and either (i) are subject to no greater than moderate credit risk, or (ii) if the issuer of the municipal securities, or the entity supplying the revenues or other payments from which the issue is to be paid, has been in continuous operation for less than three years, including the operation of any predecessors, the securities are subject to a minimal or low amount of credit risk.
☑	Percentage of offering purchased by the Fund and other funds advised by the same investment adviser (or its affiliates) or accounts with respect to which the same investment adviser (or its affiliates) has, and has exercised, investment discretion, did not exceed: (a) for Eligible Rule 144A offering, 25% of the total of (1) principal amount of offering of such class sold by underwriters to qualified institution buyers plus (2) principal amount of class in any concurrent public offering; (b) other securities, 25% of principal amount of offering of class.
☑	The Fund did not purchase the securities being offered directly or indirectly from an Affiliated Underwriter, provided that a purchase from a syndicate manager shall not be deemed to be a purchase from an Affiliated Underwriter so long as (a) such Affiliated Underwriter did not benefit directly or indirectly from, the transaction, and, (b) in the case of Eligible Municipal Securities, the purchase was not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.
Check below if written statements of issuer, syndicate manager, or underwriter or seller of securities were relied upon to determine:
☑	The securities were sold in an Eligible Rule 144A Offering;	☑	Compliance with the first condition, above, regarding time and price.
Attach copy of written statement for each box checked. On behalf of the Sub-Adviser, the undersigned hereby certifies that the purchase of securities noted above under “Purchased Security’s Eligibility” complies with the Fund’s Rule 10f-3 Procedures and that all records will be maintained for review and support for such certification. The review for Rule 10f-3 was comprehensive and included a review of the final offering documents for identification of affiliated underwriters.

Rule 10f-3 Report
JHF II US High Yield Bond Fund
NGPLCO 4 3/8 08/15/22, 62912XAE4

Comparable Securities	0	1	2	3
Trade	101595350
Trade Date	07/25/2017	07/25/2017	07/25/2017	07/25/2017
Cusip	62912XAE4	62912XAE4	62912XAE4	62912XAE4
ComparableCusip	62912XAE4	165167CN	38869PAL	693656AA
Description of Security	NGPLCO 4 3/8 08/15/22	CHK 4 7/8 04/15/22	GPK 4 7/8 11/15/22	PVH 4 1/2 12/15/22
Name of Issuer	NGPL PIPECO LLC	CHESAPEAKE ENERG	GRAPHIC PACKAGING	PVH CORP
Date of Purchase	07/25/2017	04/10/2014	10/23/2014	12/06/2012
Date of Offering Commenced	07/25/2017	04/10/2014	10/23/2014	12/06/2012
Unit Price	100.000	100.000	100.000	100.000
Current Yield	4.375%	4.875%	4.875%	4.500%
Yield To Maturity	4.375%	7.095%	3.469%	3.942%
Principal Amt of Total Offering	700,000,000.00	1,500,000,000.00	250,000,000.00	700,000,000.00
Underwriting Spread	1.250%	1.000%	1.450%	2.000%
Names of Underwriters (prospectus may be attached)	BARCLAYS CAPITAL, RBC CAPITAL MARKETS, WELLS FARGO, SEAPORT GLOBAL
Name(s) Dealer(s) from whom security was purchased	RBC CAPITAL MKTS
Years of Continuous Operation	3 or more
Amount Purchased	225,000.00
% Offering Purchased by Fund	0.032%
% of Offering Purchased by Associated Accounts	0.33%
Sum of % of Offering Purchased	0.36%
% Fund Assets Applied to Purchase	0.075%
Is Sub-Adviser (or affiliate) a Manager or Co-Manager in the Offering	YES
Is the Manager or a Co-Manager in offering an affiliate of the Fund	YES

Rule 10f-3 Report
JHF II US High Yield Bond Fund
NGPLCO 4 3/8 08/15/22, 62912XAE4

Purchased Security’s Eligibility (as defined in the procedures) (check one):

☐	Registered Public Offering	☐	Eligible Foreign Offering	☑	Eligible Rule 144A Security	☐	Government Security	☐	Eligible Municipal Security
Check if the following conditions have been met (and discuss any exceptions):
☑	The securities were purchased (1) prior to the end of the first day on which any sales were made at a price that did not exceed the price paid by each other purchaser in the offering or any concurrent offering of the securities (excepting, in an Eligible Foreign Offering, rights required by law to be granted to existing security holders) and (2) on or before the fourth day before termination, if a rights offering. Information with regard to comparable securities will be retained for recordkeeping as required to support this condition and provided upon request.
☑	The securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all the securities offered, except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.
☑	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during a comparable period of time.
☑	Except for Eligible Municipal Securities, the issuer of such securities has been in continuous operation for not less than three years (including the operations of predecessors).
☐	In the case of Eligible Municipal Securities, that they are sufficiently liquid that they can be sold at or near their carrying value within a reasonably short period of time and either (i) are subject to no greater than moderate credit risk, or (ii) if the issuer of the municipal securities, or the entity supplying the revenues or other payments from which the issue is to be paid, has been in continuous operation for less than three years, including the operation of any predecessors, the securities are subject to a minimal or low amount of credit risk.
☑	Percentage of offering purchased by the Fund and other funds advised by the same investment adviser (or its affiliates) or accounts with respect to which the same investment adviser (or its affiliates) has, and has exercised, investment discretion, did not exceed: (a) for Eligible Rule 144A offering, 25% of the total of (1) principal amount of offering of such class sold by underwriters to qualified institution buyers plus (2) principal amount of class in any concurrent public offering; (b) other securities, 25% of principal amount of offering of class.
☑	The Fund did not purchase the securities being offered directly or indirectly from an Affiliated Underwriter, provided that a purchase from a syndicate manager shall not be deemed to be a purchase from an Affiliated Underwriter so long as (a) such Affiliated Underwriter did not benefit directly or indirectly from, the transaction, and, (b) in the case of Eligible Municipal Securities, the purchase was not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.
Check below if written statements of issuer, syndicate manager, or underwriter or seller of securities were relied upon to determine:
☑	The securities were sold in an Eligible Rule 144A Offering;	☑	Compliance with the first condition, above, regarding time and price.
Attach copy of written statement for each box checked. On behalf of the Sub-Adviser, the undersigned hereby certifies that the purchase of securities noted above under “Purchased Security’s Eligibility” complies with the Fund’s Rule 10f-3 Procedures and that all records will be maintained for review and support for such certification. The review for Rule 10f-3 was comprehensive and included a review of the final offering documents for identification of affiliated underwriters.

Rule 10f-3 Report
JHF II US High Yield Bond Fund
URI 4 7/8 01/15/28, 911365BG8

Comparable Securities	0	1	2	3
Trade	101615456
Trade Date	07/28/2017	07/28/2017	07/28/2017	07/28/2017
Cusip	911365BG8	911365BG8	911365BG8	911365BG8
ComparableCusip	911365BG8	382550BG	404119BU	88947EAS
Description of Security	URI 4 7/8 01/15/28	GT 4 7/8 03/15/27	HCA 4 1/2 02/15/27	TOL 4 7/8 03/15/27
Name of Issuer	UNITED RENTALS NORTH AM	GOODYEAR TIRE & R	HCA INC	TOLL BROS FINANCE
Date of Purchase	07/28/2017	03/02/2017	08/08/2016	03/07/2017
Date of Offering Commenced	07/28/2017	03/02/2017	08/08/2016	03/07/2017
Unit Price	100.000	100.000	100.000	100.000
Current Yield	4.875%	4.875%	4.500%	4.875%
Yield To Maturity	4.875%	4.812%	4.357%	4.360%
Principal Amt of Total Offering	925,000,000.00	700,000,000.00	1,200,000,000.00	450,000,000.00
Underwriting Spread	1.250%	1.250%	1.000%	0.650%
Names of Underwriters (prospectus may be attached)	BARCLAYS, CITIGROUP, DEUTSCHE BANK, JP MORGAN, MERRILL LYNCH, MORGAN STANLEY, MUFG SECURITIES, SCOTIA CAPITAL, WELL FARGO, BMO CAPITAL MARKETS, PNC CAPITAL MARKETS, SUNTRUST ROBINSON, TD SECURITIES
Name(s) Dealer(s) from whom security was purchased	BANK OF AMERICA
Years of Continuous Operation	3 or more
Amount Purchased	175,000.00
% Offering Purchased by Fund	0.019%
% of Offering Purchased by Associated Accounts	0.04%
Sum of % of Offering Purchased	0.05%
% Fund Assets Applied to Purchase	0.058%
Is Sub-Adviser (or affiliate) a Manager or Co-Manager in the Offering	YES
Is the Manager or a Co-Manager in offering an affiliate of the Fund	YES

Rule 10f-3 Report
JHF II US High Yield Bond Fund
URI 4 7/8 01/15/28, 911365BG8

Purchased Security’s Eligibility (as defined in the procedures) (check one):

☑	Registered Public Offering	☐	Eligible Foreign Offering	☐	Eligible Rule 144A Security	☐	Government Security	☐	Eligible Municipal Security
Check if the following conditions have been met (and discuss any exceptions):
☑	The securities were purchased (1) prior to the end of the first day on which any sales were made at a price that did not exceed the price paid by each other purchaser in the offering or any concurrent offering of the securities (excepting, in an Eligible Foreign Offering, rights required by law to be granted to existing security holders) and (2) on or before the fourth day before termination, if a rights offering. Information with regard to comparable securities will be retained for recordkeeping as required to support this condition and provided upon request.
☑	The securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all the securities offered, except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.
☑	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during a comparable period of time.
☑	Except for Eligible Municipal Securities, the issuer of such securities has been in continuous operation for not less than three years (including the operations of predecessors).
☐	In the case of Eligible Municipal Securities, that they are sufficiently liquid that they can be sold at or near their carrying value within a reasonably short period of time and either (i) are subject to no greater than moderate credit risk, or (ii) if the issuer of the municipal securities, or the entity supplying the revenues or other payments from which the issue is to be paid, has been in continuous operation for less than three years, including the operation of any predecessors, the securities are subject to a minimal or low amount of credit risk.
☑	Percentage of offering purchased by the Fund and other funds advised by the same investment adviser (or its affiliates) or accounts with respect to which the same investment adviser (or its affiliates) has, and has exercised, investment discretion, did not exceed: (a) for Eligible Rule 144A offering, 25% of the total of (1) principal amount of offering of such class sold by underwriters to qualified institution buyers plus (2) principal amount of class in any concurrent public offering; (b) other securities, 25% of principal amount of offering of class.
☑	The Fund did not purchase the securities being offered directly or indirectly from an Affiliated Underwriter, provided that a purchase from a syndicate manager shall not be deemed to be a purchase from an Affiliated Underwriter so long as (a) such Affiliated Underwriter did not benefit directly or indirectly from, the transaction, and, (b) in the case of Eligible Municipal Securities, the purchase was not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.
Check below if written statements of issuer, syndicate manager, or underwriter or seller of securities were relied upon to determine:
☐	The securities were sold in an Eligible Rule 144A Offering;	☑	Compliance with the first condition, above, regarding time and price.
Attach copy of written statement for each box checked. On behalf of the Sub-Adviser, the undersigned hereby certifies that the purchase of securities noted above under “Purchased Security’s Eligibility” complies with the Fund’s Rule 10f-3 Procedures and that all records will be maintained for review and support for such certification. The review for Rule 10f-3 was comprehensive and included a review of the final offering documents for identification of affiliated underwriters.

Rule 10f-3 Report
John Hancock U.S. High Yield Bond Fund
PAG 3 3/4 08/15/20, 70959WAH6

Comparable Securities	0	1	2	3
Trade	101638690
Trade Date	08/01/2017	08/01/2017	08/01/2017	08/01/2017
Cusip	70959WAH6	70959WAH6	70959WAH6	70959WAH6
ComparableCusip	70959WAH6	00404AAL3	853496AB3	92856JAA8
Description of Security	PAG 3 3/4 08/15/20	ACHC6.5 3/1/24	BMCAUS5.5 2/15/23	VIZIEN10.375 3/1/24
Name of Issuer	PENSKE AUTOMOTIVE GROUP	Acadia Healthcare Co I	Standard Industries Inc	Vizient Inc
Date of Purchase	08/01/2017
Date of Offering Commenced	08/01/2017	02/02/2016	02/18/2016	02/04/2016
Unit Price	100.000	100.000	100.000	100.000
Current Yield	3.750%	6.500%	5.500%	10.375%
Yield To Maturity	3.750%	6.500%	5.500%	10.375%
Principal Amt of Total Offering	300,000,000.00	390,000,000.00	500,000,000.00	600,000,000.00
Underwriting Spread	1.000%	0%	0%	0%
Names of Underwriters (prospectus may be attached)	JP MORGAN, MERRILL LYNCH, US BANCORP, WELLS FARGO
Name(s) Dealer(s) from whom security was purchased	CHASE SECURITIES
Years of Continuous Operation	3 or more
Amount Purchased	355,000.00
% Offering Purchased by Fund	0.118%
% of Offering Purchased by Associated Accounts	1.55%
Sum of % of Offering Purchased	1.67%
% Fund Assets Applied to Purchase	0.122%
Is Sub-Adviser (or affiliate) a Manager or Co-Manager in the Offering	YES
Is the Manager or a Co-Manager in offering an affiliate of the Fund	YES

Rule 10f-3 Report
John Hancock U.S. High Yield Bond Fund
PAG 3 3/4 08/15/20, 70959WAH6

Purchased Security’s Eligibility (as defined in the procedures) (check one):

☑	Registered Public Offering	☐	Eligible Foreign Offering	☐	Eligible Rule 144A Security	☐	Government Security	☐	Eligible Municipal Security
Check if the following conditions have been met (and discuss any exceptions):
☑	The securities were purchased (1) prior to the end of the first day on which any sales were made at a price that did not exceed the price paid by each other purchaser in the offering or any concurrent offering of the securities (excepting, in an Eligible Foreign Offering, rights required by law to be granted to existing security holders) and (2) on or before the fourth day before termination, if a rights offering. Information with regard to comparable securities will be retained for recordkeeping as required to support this condition and provided upon request.
☑	The securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all the securities offered, except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.
☑	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during a comparable period of time.
☑	Except for Eligible Municipal Securities, the issuer of such securities has been in continuous operation for not less than three years (including the operations of predecessors).
☐	In the case of Eligible Municipal Securities, that they are sufficiently liquid that they can be sold at or near their carrying value within a reasonably short period of time and either (i) are subject to no greater than moderate credit risk, or (ii) if the issuer of the municipal securities, or the entity supplying the revenues or other payments from which the issue is to be paid, has been in continuous operation for less than three years, including the operation of any predecessors, the securities are subject to a minimal or low amount of credit risk.
☑	Percentage of offering purchased by the Fund and other funds advised by the same investment adviser (or its affiliates) or accounts with respect to which the same investment adviser (or its affiliates) has, and has exercised, investment discretion, did not exceed: (a) for Eligible Rule 144A offering, 25% of the total of (1) principal amount of offering of such class sold by underwriters to qualified institution buyers plus (2) principal amount of class in any concurrent public offering; (b) other securities, 25% of principal amount of offering of class.
☑	The Fund did not purchase the securities being offered directly or indirectly from an Affiliated Underwriter, provided that a purchase from a syndicate manager shall not be deemed to be a purchase from an Affiliated Underwriter so long as (a) such Affiliated Underwriter did not benefit directly or indirectly from, the transaction, and, (b) in the case of Eligible Municipal Securities, the purchase was not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.
Check below if written statements of issuer, syndicate manager, or underwriter or seller of securities were relied upon to determine:
☐	The securities were sold in an Eligible Rule 144A Offering;	☑	Compliance with the first condition, above, regarding time and price.
Attach copy of written statement for each box checked. On behalf of the Sub-Adviser, the undersigned hereby certifies that the purchase of securities noted above under “Purchased Security’s Eligibility” complies with the Fund’s Rule 10f-3 Procedures and that all records will be maintained for review and support for such certification. The review for Rule 10f-3 was comprehensive and included a review of the final offering documents for identification of affiliated underwriters.

Rule 10f-3 Report
JHF II US High Yield Bond Fund
X 6 7/8 08/15/25, 912909AM0

Comparable Securities	0	1	2	3
Trade	101639333
Trade Date	08/01/2017	08/01/2017	08/01/2017	08/01/2017
Cusip	912909AM0	912909AM0	912909AM0	912909AM0
ComparableCusip	912909AM0	35906AAQ	63938CAH	845467AL
Description of Security	X 6 7/8 08/15/25	FTR 6 7/8 01/15/25	NAVI 6 3/4 06/25/25	SWN 4.95 01/23/25
Name of Issuer	UNITED STATES STEEL CORP	FRONTIER COMMUNI	NAVIENT CORP	SOUTHWESTERN EN
Date of Purchase	08/01/2017	09/03/2014	05/23/2017	01/20/2015
Date of Offering Commenced	07/31/2017	09/03/2014	05/23/2017	01/20/2015
Unit Price	100.000	100.000	99.990	99.782
Current Yield	6.875%	6.875%	6.751%	6.715%
Yield To Maturity	6.874%	12.321%	6.055%	6.856%
Principal Amt of Total Offering	750,000,000.00	775,000,000.00	500,000,000.00	1,000,000,000.00
Underwriting Spread	1.350%	2.000%	1.000%	0.650%
Names of Underwriters (prospectus may be attached)	BARCLAYS, GOLDMAN SACHS, JP MORGAN, MERRILL LYNCH, MORGAN STANELY, PNC CAPITAL, WELLS FARGO, BMO CAPITAL, BNY MELLON, CITIGROUP, CITIZENS CAPITAL, COMMERZ MARKETS, CREDIT SUISSE, HUNTINGTON INVESTEMENT, ING FINANCIAL, RBC CAPITAL, SCOTIA CAPITAL, SG AMERICAS, SUNTRUST ROBINSON, US BANCORP

Name(s) Dealer(s) from whom security was purchased	BANK OF AMERICA
Years of Continuous Operation	3 or more
Amount Purchased	275,000.00
% Offering Purchased by Fund	0.037%
% of Offering Purchased by Associated Accounts	0.03%
Sum of % of Offering Purchased	0.07%
% Fund Assets Applied to Purchase	0.094%
Is Sub-Adviser (or affiliate) a Manager or Co-Manager in the Offering	YES
Is the Manager or a Co-Manager in offering an affiliate of the Fund	YES

Rule 10f-3 Report
JHF II US High Yield Bond Fund
X 6 7/8 08/15/25, 912909AM0

Purchased Security’s Eligibility (as defined in the procedures) (check one):

☑	Registered Public Offering	☐	Eligible Foreign Offering	☐	Eligible Rule 144A Security	☐	Government Security	☐	Eligible Municipal Security
Check if the following conditions have been met (and discuss any exceptions):
☑	The securities were purchased (1) prior to the end of the first day on which any sales were made at a price that did not exceed the price paid by each other purchaser in the offering or any concurrent offering of the securities (excepting, in an Eligible Foreign Offering, rights required by law to be granted to existing security holders) and (2) on or before the fourth day before termination, if a rights offering. Information with regard to comparable securities will be retained for recordkeeping as required to support this condition and provided upon request.
☑	The securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all the securities offered, except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.
☑	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during a comparable period of time.
☑	Except for Eligible Municipal Securities, the issuer of such securities has been in continuous operation for not less than three years (including the operations of predecessors).
☐	In the case of Eligible Municipal Securities, that they are sufficiently liquid that they can be sold at or near their carrying value within a reasonably short period of time and either (i) are subject to no greater than moderate credit risk, or (ii) if the issuer of the municipal securities, or the entity supplying the revenues or other payments from which the issue is to be paid, has been in continuous operation for less than three years, including the operation of any predecessors, the securities are subject to a minimal or low amount of credit risk.
☑	Percentage of offering purchased by the Fund and other funds advised by the same investment adviser (or its affiliates) or accounts with respect to which the same investment adviser (or its affiliates) has, and has exercised, investment discretion, did not exceed: (a) for Eligible Rule 144A offering, 25% of the total of (1) principal amount of offering of such class sold by underwriters to qualified institution buyers plus (2) principal amount of class in any concurrent public offering; (b) other securities, 25% of principal amount of offering of class.
☑	The Fund did not purchase the securities being offered directly or indirectly from an Affiliated Underwriter, provided that a purchase from a syndicate manager shall not be deemed to be a purchase from an Affiliated Underwriter so long as (a) such Affiliated Underwriter did not benefit directly or indirectly from, the transaction, and, (b) in the case of Eligible Municipal Securities, the purchase was not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.
Check below if written statements of issuer, syndicate manager, or underwriter or seller of securities were relied upon to determine:
☐	The securities were sold in an Eligible Rule 144A Offering;	☑	Compliance with the first condition, above, regarding time and price.
Attach copy of written statement for each box checked. On behalf of the Sub-Adviser, the undersigned hereby certifies that the purchase of securities noted above under “Purchased Security’s Eligibility” complies with the Fund’s Rule 10f-3 Procedures and that all records will be maintained for review and support for such certification. The review for Rule 10f-3 was comprehensive and included a review of the final offering documents for identification of affiliated underwriters.

Rule 10f-3 Report
JHF II US High Yield Bond Fund
SIRI 5 08/01/27, 82967NBA5

Comparable Securities	0	1	2	3
Trade	101645077
Trade Date	08/02/2017	08/02/2017	08/02/2017	08/02/2017
Cusip	82967NBA5	82967NBA5	82967NBA5	82967NBA5
ComparableCusip	82967NBA5	025676AM	128195AP	745867AX
Description of Security	SIRI 5 08/01/27	AEL 5 06/15/27	CAA 5 06/15/27	PHM 5 01/15/27
Name of Issuer	SIRIUS XM RADIO INC	AMERICAN EQUITY IN	CALATLANTIC GROUP	PULTEGROUP INC
Date of Purchase	08/02/2017	06/13/2017	06/06/2017	07/26/2016
Date of Offering Commenced	06/26/2017	06/13/2017	06/06/2017	07/26/2016
Unit Price	101.000	99.930	100.000	100.000
Current Yield	4.950%	5.004%	5.000%	5.000%
Yield To Maturity	4.846%	4.171%	4.903%	4.389%
Principal Amt of Total Offering	1,500,000,000.00	500,000,000.00	350,000,000.00	600,000,000.00
Underwriting Spread	1.350%	0.900%	0.650%	0.650%
Names of Underwriters (prospectus may be attached)	BANK OF AMERICA, BARCLAYS, BMO CAPITAL MARKETS, BNP PARIBAS, CITIGROUP, CREDIT SUISSE, DEUTSCHE BANK, GOLDMAN SACHS, JP MORGAN, MIZUHO SECURITIES, MORGAN STANELY, RBC CAPITAL, SCOTIA CAPITAL, SUNTRUST ROBISNSON, US BANCORP, WELLS FARGO
Name(s) Dealer(s) from whom security was purchased	CHASE SECURITIES
Years of Continuous Operation	3 or more
Amount Purchased	710,000.00
% Offering Purchased by Fund	0.047%
% of Offering Purchased by Associated Accounts	0.09%
Sum of % of Offering Purchased	0.13%
% Fund Assets Applied to Purchase	0.243%
Is Sub-Adviser (or affiliate) a Manager or Co-Manager in the Offering	YES
Is the Manager or a Co-Manager in offering an affiliate of the Fund	YES

Rule 10f-3 Report
JHF II US High Yield Bond Fund
SIRI 5 08/01/27, 82967NBA5

Purchased Security’s Eligibility (as defined in the procedures) (check one):

☐	Registered Public Offering	☐	Eligible Foreign Offering	☑	Eligible Rule 144A Security	☐	Government Security	☐	Eligible Municipal Security
Check if the following conditions have been met (and discuss any exceptions):
☑	The securities were purchased (1) prior to the end of the first day on which any sales were made at a price that did not exceed the price paid by each other purchaser in the offering or any concurrent offering of the securities (excepting, in an Eligible Foreign Offering, rights required by law to be granted to existing security holders) and (2) on or before the fourth day before termination, if a rights offering. Information with regard to comparable securities will be retained for recordkeeping as required to support this condition and provided upon request.
☑	The securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all the securities offered, except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.
☑	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during a comparable period of time.
☑	Except for Eligible Municipal Securities, the issuer of such securities has been in continuous operation for not less than three years (including the operations of predecessors).
☐	In the case of Eligible Municipal Securities, that they are sufficiently liquid that they can be sold at or near their carrying value within a reasonably short period of time and either (i) are subject to no greater than moderate credit risk, or (ii) if the issuer of the municipal securities, or the entity supplying the revenues or other payments from which the issue is to be paid, has been in continuous operation for less than three years, including the operation of any predecessors, the securities are subject to a minimal or low amount of credit risk.
☑	Percentage of offering purchased by the Fund and other funds advised by the same investment adviser (or its affiliates) or accounts with respect to which the same investment adviser (or its affiliates) has, and has exercised, investment discretion, did not exceed: (a) for Eligible Rule 144A offering, 25% of the total of (1) principal amount of offering of such class sold by underwriters to qualified institution buyers plus (2) principal amount of class in any concurrent public offering; (b) other securities, 25% of principal amount of offering of class.
☑	The Fund did not purchase the securities being offered directly or indirectly from an Affiliated Underwriter, provided that a purchase from a syndicate manager shall not be deemed to be a purchase from an Affiliated Underwriter so long as (a) such Affiliated Underwriter did not benefit directly or indirectly from, the transaction, and, (b) in the case of Eligible Municipal Securities, the purchase was not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.
Check below if written statements of issuer, syndicate manager, or underwriter or seller of securities were relied upon to determine:
☑	The securities were sold in an Eligible Rule 144A Offering;	☑	Compliance with the first condition, above, regarding time and price.
Attach copy of written statement for each box checked. On behalf of the Sub-Adviser, the undersigned hereby certifies that the purchase of securities noted above under “Purchased Security’s Eligibility” complies with the Fund’s Rule 10f-3 Procedures and that all records will be maintained for review and support for such certification. The review for Rule 10f-3 was comprehensive and included a review of the final offering documents for identification of affiliated underwriters.

Rule 10f-3 Report
JHF II US High Yield Bond Fund
SPN 7 3/4 09/15/24, 78412FAS3

Comparable Securities	0	1	2	3
Trade	101658334
Trade Date	08/03/2017	08/03/2017	08/03/2017	08/03/2017
Cusip	78412FAS3	78412FAS3	78412FAS3	78412FAS3
ComparableCusip	78412FAS3	156700BA	35906AAN	65504LAP
Description of Security	SPN 7 3/4 09/15/24	CTL 7 1/2 04/01/24	FTR 7 5/8 04/15/24	NE 7 3/4 01/15/24
Name of Issuer	SESI LLC	CENTURYLINK INC	FRONTIER COMMUNI	NOBLE HOLDING INTL
Date of Purchase	08/03/2017	03/22/2016	03/27/2013	12/14/2016
Date of Offering Commenced	08/03/2017	03/22/2016	03/27/2013	12/14/2016
Unit Price	100.000	100.000	100.000	98.010
Current Yield	7.750%	7.500%	7.625%	7.907%
Yield To Maturity	7.747%	6.545%	12.886%	11.826%
Principal Amt of Total Offering	500,000,000.00	1,000,000,000.00	750,000,000.00	1,000,000,000.00
Underwriting Spread	1.250%	1.000%	1.750%	3.240%
Names of Underwriters (prospectus may be attached)	CAPITAL ONE, CITIGROUP, JP MORGAN, MERRILL LYNCH, RBC CAPITAL, SCOTIA CAPITAL, WELLS FARGO, HANCOCK BANK
Name(s) Dealer(s) from whom security was purchased	CHASE SECURITIES
Years of Continuous Operation	3 or more
Amount Purchased	930,000.00
% Offering Purchased by Fund	0.186%
% of Offering Purchased by Associated Accounts	0.21%
Sum of % of Offering Purchased	0.40%
% Fund Assets Applied to Purchase	0.318%
Is Sub-Adviser (or affiliate) a Manager or Co-Manager in the Offering	YES
Is the Manager or a Co-Manager in offering an affiliate of the Fund	YES

Rule 10f-3 Report
JHF II US High Yield Bond Fund
SPN 7 3/4 09/15/24, 78412FAS3

Purchased Security’s Eligibility (as defined in the procedures) (check one):

☐	Registered Public Offering	☐	Eligible Foreign Offering	☑	Eligible Rule 144A Security	☐	Government Security	☐	Eligible Municipal Security
Check if the following conditions have been met (and discuss any exceptions):
☑	The securities were purchased (1) prior to the end of the first day on which any sales were made at a price that did not exceed the price paid by each other purchaser in the offering or any concurrent offering of the securities (excepting, in an Eligible Foreign Offering, rights required by law to be granted to existing security holders) and (2) on or before the fourth day before termination, if a rights offering. Information with regard to comparable securities will be retained for recordkeeping as required to support this condition and provided upon request.
☑	The securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all the securities offered, except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.
☑	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during a comparable period of time.
☑	Except for Eligible Municipal Securities, the issuer of such securities has been in continuous operation for not less than three years (including the operations of predecessors).
☐	In the case of Eligible Municipal Securities, that they are sufficiently liquid that they can be sold at or near their carrying value within a reasonably short period of time and either (i) are subject to no greater than moderate credit risk, or (ii) if the issuer of the municipal securities, or the entity supplying the revenues or other payments from which the issue is to be paid, has been in continuous operation for less than three years, including the operation of any predecessors, the securities are subject to a minimal or low amount of credit risk.
☑	Percentage of offering purchased by the Fund and other funds advised by the same investment adviser (or its affiliates) or accounts with respect to which the same investment adviser (or its affiliates) has, and has exercised, investment discretion, did not exceed: (a) for Eligible Rule 144A offering, 25% of the total of (1) principal amount of offering of such class sold by underwriters to qualified institution buyers plus (2) principal amount of class in any concurrent public offering; (b) other securities, 25% of principal amount of offering of class.
☑	The Fund did not purchase the securities being offered directly or indirectly from an Affiliated Underwriter, provided that a purchase from a syndicate manager shall not be deemed to be a purchase from an Affiliated Underwriter so long as (a) such Affiliated Underwriter did not benefit directly or indirectly from, the transaction, and, (b) in the case of Eligible Municipal Securities, the purchase was not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.
Check below if written statements of issuer, syndicate manager, or underwriter or seller of securities were relied upon to determine:
☑	The securities were sold in an Eligible Rule 144A Offering;	☑	Compliance with the first condition, above, regarding time and price.
Attach copy of written statement for each box checked. On behalf of the Sub-Adviser, the undersigned hereby certifies that the purchase of securities noted above under “Purchased Security’s Eligibility” complies with the Fund’s Rule 10f-3 Procedures and that all records will be maintained for review and support for such certification. The review for Rule 10f-3 was comprehensive and included a review of the final offering documents for identification of affiliated underwriters.

Rule 10f-3 Report
JHF II US High Yield Bond Fund
MUR 5 3/4 08/15/25, 626717AJ1

Comparable Securities	0	1	2	3
Trade	101666305
Trade Date	08/04/2017	08/04/2017	08/04/2017	08/04/2017
Cusip	626717AJ1	626717AJ1	626717AJ1	626717AJ1
ComparableCusip	626717AJ1	02005NBF	131347CF	29444UAP
Description of Security	MUR 5 3/4 08/15/25	ALLY 5 3/4 11/20/25	CPN 5 3/4 01/15/25	EQIX 5 3/4 01/01/25
Name of Issuer	MURPHY OIL CORP	ALLY FINANCIAL INC	CALPINE CORP	EQUINIX INC
Date of Purchase	08/04/2017	11/17/2015	07/08/2014	11/17/2014
Date of Offering Commenced	08/04/2017	11/17/2015	07/08/2014	11/17/2014
Unit Price	100.000	99.065	100.000	100.000
Current Yield	5.750%	5.804%	5.750%	5.750%
Yield To Maturity	0%	4.525%	7.080%	4.483%
Principal Amt of Total Offering	550,000,000.00	1,050,000,000.00	1,550,000,000.00	500,000,000.00
Underwriting Spread	1.250%	1.000%	1.250%	1.200%
Names of Underwriters (prospectus may be attached)	BNP PARIBAS, DNB MARKETS, GOLDMAN SACHS, JP MORGAN, MERRILL LYNCH, MUFG SECURITIES, SCOTIA CAPITAL, WELLS FARGO, CAPITAL ONE SECURITIES, REGION SECURITIES
Name(s) Dealer(s) from whom security was purchased	CHASE SECURITIES
Years of Continuous Operation	3 or more
Amount Purchased	125,000.00
% Offering Purchased by Fund	0.023%
% of Offering Purchased by Associated Accounts	0.52%
Sum of % of Offering Purchased	0.55%
% Fund Assets Applied to Purchase	0.043%
Is Sub-Adviser (or affiliate) a Manager or Co-Manager in the Offering	YES
Is the Manager or a Co-Manager in offering an affiliate of the Fund	YES

Rule 10f-3 Report
JHF II US High Yield Bond Fund
MUR 5 3/4 08/15/25, 626717AJ1

Purchased Security’s Eligibility (as defined in the procedures) (check one):

☑	Registered Public Offering	☐	Eligible Foreign Offering	☐	Eligible Rule 144A Security	☐	Government Security	☐	Eligible Municipal Security
Check if the following conditions have been met (and discuss any exceptions):
☑	The securities were purchased (1) prior to the end of the first day on which any sales were made at a price that did not exceed the price paid by each other purchaser in the offering or any concurrent offering of the securities (excepting, in an Eligible Foreign Offering, rights required by law to be granted to existing security holders) and (2) on or before the fourth day before termination, if a rights offering. Information with regard to comparable securities will be retained for recordkeeping as required to support this condition and provided upon request.
☑	The securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all the securities offered, except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.
☑	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during a comparable period of time.
☑	Except for Eligible Municipal Securities, the issuer of such securities has been in continuous operation for not less than three years (including the operations of predecessors).
☐	In the case of Eligible Municipal Securities, that they are sufficiently liquid that they can be sold at or near their carrying value within a reasonably short period of time and either (i) are subject to no greater than moderate credit risk, or (ii) if the issuer of the municipal securities, or the entity supplying the revenues or other payments from which the issue is to be paid, has been in continuous operation for less than three years, including the operation of any predecessors, the securities are subject to a minimal or low amount of credit risk.
☑	Percentage of offering purchased by the Fund and other funds advised by the same investment adviser (or its affiliates) or accounts with respect to which the same investment adviser (or its affiliates) has, and has exercised, investment discretion, did not exceed: (a) for Eligible Rule 144A offering, 25% of the total of (1) principal amount of offering of such class sold by underwriters to qualified institution buyers plus (2) principal amount of class in any concurrent public offering; (b) other securities, 25% of principal amount of offering of class.
☑	The Fund did not purchase the securities being offered directly or indirectly from an Affiliated Underwriter, provided that a purchase from a syndicate manager shall not be deemed to be a purchase from an Affiliated Underwriter so long as (a) such Affiliated Underwriter did not benefit directly or indirectly from, the transaction, and, (b) in the case of Eligible Municipal Securities, the purchase was not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.
Check below if written statements of issuer, syndicate manager, or underwriter or seller of securities were relied upon to determine:
☐	The securities were sold in an Eligible Rule 144A Offering;	☑	Compliance with the first condition, above, regarding time and price.
Attach copy of written statement for each box checked. On behalf of the Sub-Adviser, the undersigned hereby certifies that the purchase of securities noted above under “Purchased Security’s Eligibility” complies with the Fund’s Rule 10f-3 Procedures and that all records will be maintained for review and support for such certification. The review for Rule 10f-3 was comprehensive and included a review of the final offering documents for identification of affiliated underwriters.

Rule 10f-3 Report
JHF II US High Yield Bond Fund
GEL 6 1/2 10/01/25, 37185LAJ1

Comparable Securities	0	1	2	3
Trade	101691281
Trade Date	08/07/2017	08/07/2017	08/07/2017	08/07/2017
Cusip	37185LAJ1	37185LAJ1	37185LAJ1	37185LAJ1
ComparableCusip	37185LAJ1	02005NBF	131347CF	29444UAP
Description of Security	GEL 6 1/2 10/01/25	ALLY 5 3/4 11/20/25	CPN 5 3/4 01/15/25	EQIX 5 3/4 01/01/25
Name of Issuer	GENESIS ENERGY LP/FIN	ALLY FINANCIAL INC	CALPINE CORP	EQUINIX INC
Date of Purchase	08/07/2017	11/17/2015	07/08/2014	11/17/2014
Date of Offering Commenced	08/07/2017	11/17/2015	07/08/2014	11/17/2014
Unit Price	100.000	99.065	100.000	100.000
Current Yield	6.500%	5.804%	5.750%	5.750%
Yield To Maturity	6.497%	4.525%	7.080%	4.483%
Principal Amt of Total Offering	550,000,000.00	1,050,000,000.00	1,550,000,000.00	500,000,000.00
Underwriting Spread	1.500%	1.000%	1.250%	1.200%
Names of Underwriters (prospectus may be attached)	ABN Amro, BMO Capital Markets, BNP Paribas, Capital One, Citigroup, Deutsche Bank, DNB Markets, Merrill Lynch, RBC Capital Markets, Scotia Capital, SMBC Nikko Securities, Wells Fargo, BBVA Securities, Fifth Third, Regions Securities
Name(s) Dealer(s) from whom security was purchased	CITIGROUP GL 274
Years of Continuous Operation	3 or more
Amount Purchased	1,350,000.00
% Offering Purchased by Fund	0.245%
% of Offering Purchased by Associated Accounts	1.39%
Sum of % of Offering Purchased	1.64%
% Fund Assets Applied to Purchase	0.462%
Is Sub-Adviser (or affiliate) a Manager or Co-Manager in the Offering	YES
Is the Manager or a Co-Manager in offering an affiliate of the Fund	YES

Rule 10f-3 Report
JHF II US High Yield Bond Fund
GEL 6 1/2 10/01/25, 37185LAJ1

Purchased Security’s Eligibility (as defined in the procedures) (check one):

☑	Registered Public Offering	☐	Eligible Foreign Offering	☐	Eligible Rule 144A Security	☐	Government Security	☐	Eligible Municipal Security
Check if the following conditions have been met (and discuss any exceptions):
☑	The securities were purchased (1) prior to the end of the first day on which any sales were made at a price that did not exceed the price paid by each other purchaser in the offering or any concurrent offering of the securities (excepting, in an Eligible Foreign Offering, rights required by law to be granted to existing security holders) and (2) on or before the fourth day before termination, if a rights offering. Information with regard to comparable securities will be retained for recordkeeping as required to support this condition and provided upon request.
☑	The securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all the securities offered, except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.
☑	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during a comparable period of time.
☑	Except for Eligible Municipal Securities, the issuer of such securities has been in continuous operation for not less than three years (including the operations of predecessors).
☐	In the case of Eligible Municipal Securities, that they are sufficiently liquid that they can be sold at or near their carrying value within a reasonably short period of time and either (i) are subject to no greater than moderate credit risk, or (ii) if the issuer of the municipal securities, or the entity supplying the revenues or other payments from which the issue is to be paid, has been in continuous operation for less than three years, including the operation of any predecessors, the securities are subject to a minimal or low amount of credit risk.
☑	Percentage of offering purchased by the Fund and other funds advised by the same investment adviser (or its affiliates) or accounts with respect to which the same investment adviser (or its affiliates) has, and has exercised, investment discretion, did not exceed: (a) for Eligible Rule 144A offering, 25% of the total of (1) principal amount of offering of such class sold by underwriters to qualified institution buyers plus (2) principal amount of class in any concurrent public offering; (b) other securities, 25% of principal amount of offering of class.
☑	The Fund did not purchase the securities being offered directly or indirectly from an Affiliated Underwriter, provided that a purchase from a syndicate manager shall not be deemed to be a purchase from an Affiliated Underwriter so long as (a) such Affiliated Underwriter did not benefit directly or indirectly from, the transaction, and, (b) in the case of Eligible Municipal Securities, the purchase was not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.
Check below if written statements of issuer, syndicate manager, or underwriter or seller of securities were relied upon to determine:
☐	The securities were sold in an Eligible Rule 144A Offering;	☑	Compliance with the first condition, above, regarding time and price.
Attach copy of written statement for each box checked. On behalf of the Sub-Adviser, the undersigned hereby certifies that the purchase of securities noted above under “Purchased Security’s Eligibility” complies with the Fund’s Rule 10f-3 Procedures and that all records will be maintained for review and support for such certification. The review for Rule 10f-3 was comprehensive and included a review of the final offering documents for identification of affiliated underwriters.

Rule 10f-3 Report
JHF II US High Yield Bond Fund
IRM 4 7/8 09/15/27, 46284VAC5

Comparable Securities	0	1	2	3
Trade	101876302
Trade Date	09/06/2017	09/06/2017	09/06/2017	09/06/2017
Cusip	46284VAC5	46284VAC5	46284VAC5	46284VAC5
ComparableCusip	46284VAC5	025676AM	128195AP	382550BG
Description of Security	IRM 4 7/8 09/15/27	AEL 5 06/15/27	CAA 5 06/15/27	GT 4 7/8 03/15/27
Name of Issuer	IRON MOUNTAIN INC	AMERICAN EQUITY IN	CALATLANTIC GROUP	GOODYEAR TIRE & R
Date of Purchase	09/06/2017	06/13/2017	06/06/2017	03/02/2017
Date of Offering Commenced	09/06/2017	06/13/2017	06/06/2017	03/02/2017
Unit Price	100.000	99.930	100.000	100.000
Current Yield	4.875%	5.004%	5.000%	4.875%
Yield To Maturity	4.875%	4.505%	4.900%	4.418%
Principal Amt of Total Offering	1,000,000,000.00	500,000,000.00	350,000,000.00	700,000,000.00
Underwriting Spread	1.250%	0.900%	0.650%	1.250%
Names of Underwriters (prospectus may be attached)	BARCLAYS, CITIZENS CAPITAL, GOLDMAN SACHS, JP MORGAN, MERRILL LYNCH, MORGAN STANLEY, RBC CAPITAL, WELLS FARGO, MUFG SECURITIES, PNC CAPITAL, SCOTIA CAPITAL, SUNTRUST ROBINSON, TD SECURITIES
Name(s) Dealer(s) from whom security was purchased	CHASE SECURITIES
Years of Continuous Operation	3 or more
Amount Purchased	1,000,000.00
% Offering Purchased by Fund	0.100%
% of Offering Purchased by Associated Accounts	1.10%
Sum of % of Offering Purchased	1.20%
% Fund Assets Applied to Purchase	0.338%
Is Sub-Adviser (or affiliate) a Manager or Co-Manager in the Offering	YES
Is the Manager or a Co-Manager in offering an affiliate of the Fund	YES

Rule 10f-3 Report
JHF II US High Yield Bond Fund
IRM 4 7/8 09/15/27, 46284VAC5

Purchased Security’s Eligibility (as defined in the procedures) (check one):

☐	Registered Public Offering	☐	Eligible Foreign Offering	☑	Eligible Rule 144A Security	☐	Government Security	☐	Eligible Municipal Security
Check if the following conditions have been met (and discuss any exceptions):
☑	The securities were purchased (1) prior to the end of the first day on which any sales were made at a price that did not exceed the price paid by each other purchaser in the offering or any concurrent offering of the securities (excepting, in an Eligible Foreign Offering, rights required by law to be granted to existing security holders) and (2) on or before the fourth day before termination, if a rights offering. Information with regard to comparable securities will be retained for recordkeeping as required to support this condition and provided upon request.
☑	The securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all the securities offered, except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.
☑	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during a comparable period of time.
☑	Except for Eligible Municipal Securities, the issuer of such securities has been in continuous operation for not less than three years (including the operations of predecessors).
☐	In the case of Eligible Municipal Securities, that they are sufficiently liquid that they can be sold at or near their carrying value within a reasonably short period of time and either (i) are subject to no greater than moderate credit risk, or (ii) if the issuer of the municipal securities, or the entity supplying the revenues or other payments from which the issue is to be paid, has been in continuous operation for less than three years, including the operation of any predecessors, the securities are subject to a minimal or low amount of credit risk.
☑	Percentage of offering purchased by the Fund and other funds advised by the same investment adviser (or its affiliates) or accounts with respect to which the same investment adviser (or its affiliates) has, and has exercised, investment discretion, did not exceed: (a) for Eligible Rule 144A offering, 25% of the total of (1) principal amount of offering of such class sold by underwriters to qualified institution buyers plus (2) principal amount of class in any concurrent public offering; (b) other securities, 25% of principal amount of offering of class.
☑	The Fund did not purchase the securities being offered directly or indirectly from an Affiliated Underwriter, provided that a purchase from a syndicate manager shall not be deemed to be a purchase from an Affiliated Underwriter so long as (a) such Affiliated Underwriter did not benefit directly or indirectly from, the transaction, and, (b) in the case of Eligible Municipal Securities, the purchase was not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.
Check below if written statements of issuer, syndicate manager, or underwriter or seller of securities were relied upon to determine:
☑	The securities were sold in an Eligible Rule 144A Offering;	☑	Compliance with the first condition, above, regarding time and price.
Attach copy of written statement for each box checked. On behalf of the Sub-Adviser, the undersigned hereby certifies that the purchase of securities noted above under “Purchased Security’s Eligibility” complies with the Fund’s Rule 10f-3 Procedures and that all records will be maintained for review and support for such certification. The review for Rule 10f-3 was comprehensive and included a review of the final offering documents for identification of affiliated underwriters.

Rule 10f-3 Report
JHF II US High Yield Bond Fund
STLD 4 1/8 09/15/25, 858119BG4

Comparable Securities	0	1	2	3
Trade	101877443
Trade Date	09/06/2017	09/06/2017	09/06/2017	09/06/2017
Cusip	858119BG4	858119BG4	858119BG4	858119BG4
ComparableCusip	858119BG4	02005NBA	00164VAE	15135BAJ
Description of Security	STLD 4 1/8 09/15/25	ALLY 4 5/8 03/30/25	AMCX 4 3/4 08/01/25	CNC 4 3/4 01/15/25
Name of Issuer	STEEL DYNAMICS INC	ALLY FINANCIAL INC	AMC NETWORKS INC	CENTENE CORP
Date of Purchase	09/06/2017	03/25/2015	07/19/2017	10/26/2016
Date of Offering Commenced	09/06/2017	03/25/2015	07/19/2017	10/26/2016
Unit Price	100.000	98.040	100.000	100.000
Current Yield	4.125%	4.717%	4.750%	4.750%
Yield To Maturity	4.125%	3.919%	4.619%	4.132%
Principal Amt of Total Offering	350,000,000.00	500,000,000.00	800,000,000.00	1,200,000,000.00
Underwriting Spread	1.350%	0.950%	1.750%	1.250%
Names of Underwriters (prospectus may be attached)	BANK OF AMERICA, DEUTCHSE BANK, GOLDMAN SACHS, JP MORGAN, MORGAN STANLEY, BMO CAPITAL, PNC CAPITAL MARKETS, US BANCORP, WELLS FARGO
Name(s) Dealer(s) from whom security was purchased	BANK OF AMERICA
Years of Continuous Operation	3 or more
Amount Purchased	350,000.00
% Offering Purchased by Fund	0.100%
% of Offering Purchased by Associated Accounts	0.19%
Sum of % of Offering Purchased	0.29%
% Fund Assets Applied to Purchase	0.118%
Is Sub-Adviser (or affiliate) a Manager or Co-Manager in the Offering	YES
Is the Manager or a Co-Manager in offering an affiliate of the Fund	YES

Rule 10f-3 Report
JHF II US High Yield Bond Fund
STLD 4 1/8 09/15/25, 858119BG4

Purchased Security’s Eligibility (as defined in the procedures) (check one):

☐	Registered Public Offering	☐	Eligible Foreign Offering	☑	Eligible Rule 144A Security	☐	Government Security	☐	Eligible Municipal Security
Check if the following conditions have been met (and discuss any exceptions):
☑	The securities were purchased (1) prior to the end of the first day on which any sales were made at a price that did not exceed the price paid by each other purchaser in the offering or any concurrent offering of the securities (excepting, in an Eligible Foreign Offering, rights required by law to be granted to existing security holders) and (2) on or before the fourth day before termination, if a rights offering. Information with regard to comparable securities will be retained for recordkeeping as required to support this condition and provided upon request.
☑	The securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all the securities offered, except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.
☑	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during a comparable period of time.
☑	Except for Eligible Municipal Securities, the issuer of such securities has been in continuous operation for not less than three years (including the operations of predecessors).
☐	In the case of Eligible Municipal Securities, that they are sufficiently liquid that they can be sold at or near their carrying value within a reasonably short period of time and either (i) are subject to no greater than moderate credit risk, or (ii) if the issuer of the municipal securities, or the entity supplying the revenues or other payments from which the issue is to be paid, has been in continuous operation for less than three years, including the operation of any predecessors, the securities are subject to a minimal or low amount of credit risk.
☑	Percentage of offering purchased by the Fund and other funds advised by the same investment adviser (or its affiliates) or accounts with respect to which the same investment adviser (or its affiliates) has, and has exercised, investment discretion, did not exceed: (a) for Eligible Rule 144A offering, 25% of the total of (1) principal amount of offering of such class sold by underwriters to qualified institution buyers plus (2) principal amount of class in any concurrent public offering; (b) other securities, 25% of principal amount of offering of class.
☑	The Fund did not purchase the securities being offered directly or indirectly from an Affiliated Underwriter, provided that a purchase from a syndicate manager shall not be deemed to be a purchase from an Affiliated Underwriter so long as (a) such Affiliated Underwriter did not benefit directly or indirectly from, the transaction, and, (b) in the case of Eligible Municipal Securities, the purchase was not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.
Check below if written statements of issuer, syndicate manager, or underwriter or seller of securities were relied upon to determine:
☑	The securities were sold in an Eligible Rule 144A Offering;	☑	Compliance with the first condition, above, regarding time and price.
Attach copy of written statement for each box checked. On behalf of the Sub-Adviser, the undersigned hereby certifies that the purchase of securities noted above under “Purchased Security’s Eligibility” complies with the Fund’s Rule 10f-3 Procedures and that all records will be maintained for review and support for such certification. The review for Rule 10f-3 was comprehensive and included a review of the final offering documents for identification of affiliated underwriters.

Rule 10f-3 Report
JHF II US High Yield Bond Fund
MPW 5 10/15/27, 55342UAH7

Comparable Securities	0	1	2	3
Trade	101886112
Trade Date	09/07/2017	09/07/2017	09/07/2017	09/07/2017
Cusip	55342UAH7	55342UAH7	55342UAH7	55342UAH7
ComparableCusip	55342UAH7	025676AM	128195AP	680665AJ
Description of Security	MPW 5 10/15/27	AEL 5 06/15/27	CAA 5 06/15/27	OLN 5 1/8 09/15/27
Name of Issuer	MPT OPER PARTNERSP/FINL	AMERICAN EQUITY IN	CALATLANTIC GROUP	OLIN CORP
Date of Purchase	09/07/2017	06/13/2017	06/06/2017	03/06/2017
Date of Offering Commenced	09/07/2017	06/13/2017	06/06/2017	03/06/2017
Unit Price	100.000	99.930	100.000	100.000
Current Yield	5.000%	5.004%	5.000%	5.125%
Yield To Maturity	4.999%	4.504%	4.899%	4.525%
Principal Amt of Total Offering	1,400,000,000.00	500,000,000.00	350,000,000.00	500,000,000.00
Underwriting Spread	1.000%	0.900%	0.650%	1.250%
Names of Underwriters (prospectus may be attached)	BANK OF AMERICA, BARCLAYS, BBVA SECURITIES, CREDIT SUISSE, GOLDMAN SACHS, JP MORGAN, KEYBANC CAPITAL, MUFG SECURITIES, RBC CAPITAL, SCOTIABANK, STIFEL, SUNTRUST ROBINSON, WELLS FARGO
Name(s) Dealer(s) from whom security was purchased	CHASE SECURITIES
Years of Continuous Operation	3 or more
Amount Purchased	725,000.00
% Offering Purchased by Fund	0.052%
% of Offering Purchased by Associated Accounts	0.308%
Sum of % of Offering Purchased	0.36%
% Fund Assets Applied to Purchase	0.245%
Is Sub-Adviser (or affiliate) a Manager or Co-Manager in the Offering	YES
Is the Manager or a Co-Manager in offering an affiliate of the Fund	YES

Rule 10f-3 Report
JHF II US High Yield Bond Fund
MPW 5 10/15/27, 55342UAH7

Purchased Security’s Eligibility (as defined in the procedures) (check one):

☑	Registered Public Offering	☐	Eligible Foreign Offering	☐	Eligible Rule 144A Security	☐	Government Security	☐	Eligible Municipal Security
Check if the following conditions have been met (and discuss any exceptions):
☑	The securities were purchased (1) prior to the end of the first day on which any sales were made at a price that did not exceed the price paid by each other purchaser in the offering or any concurrent offering of the securities (excepting, in an Eligible Foreign Offering, rights required by law to be granted to existing security holders) and (2) on or before the fourth day before termination, if a rights offering. Information with regard to comparable securities will be retained for recordkeeping as required to support this condition and provided upon request.
☑	The securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all the securities offered, except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.
☑	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during a comparable period of time.
☑	Except for Eligible Municipal Securities, the issuer of such securities has been in continuous operation for not less than three years (including the operations of predecessors).
☐	In the case of Eligible Municipal Securities, that they are sufficiently liquid that they can be sold at or near their carrying value within a reasonably short period of time and either (i) are subject to no greater than moderate credit risk, or (ii) if the issuer of the municipal securities, or the entity supplying the revenues or other payments from which the issue is to be paid, has been in continuous operation for less than three years, including the operation of any predecessors, the securities are subject to a minimal or low amount of credit risk.
☑	Percentage of offering purchased by the Fund and other funds advised by the same investment adviser (or its affiliates) or accounts with respect to which the same investment adviser (or its affiliates) has, and has exercised, investment discretion, did not exceed: (a) for Eligible Rule 144A offering, 25% of the total of (1) principal amount of offering of such class sold by underwriters to qualified institution buyers plus (2) principal amount of class in any concurrent public offering; (b) other securities, 25% of principal amount of offering of class.
☑	The Fund did not purchase the securities being offered directly or indirectly from an Affiliated Underwriter, provided that a purchase from a syndicate manager shall not be deemed to be a purchase from an Affiliated Underwriter so long as (a) such Affiliated Underwriter did not benefit directly or indirectly from, the transaction, and, (b) in the case of Eligible Municipal Securities, the purchase was not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.
Check below if written statements of issuer, syndicate manager, or underwriter or seller of securities were relied upon to determine:
☐	The securities were sold in an Eligible Rule 144A Offering;	☑	Compliance with the first condition, above, regarding time and price.
Attach copy of written statement for each box checked. On behalf of the Sub-Adviser, the undersigned hereby certifies that the purchase of securities noted above under “Purchased Security’s Eligibility” complies with the Fund’s Rule 10f-3 Procedures and that all records will be maintained for review and support for such certification. The review for Rule 10f-3 was comprehensive and included a review of the final offering documents for identification of affiliated underwriters.

Rule 10f-3 Report
JHF II US High Yield Bond Fund
STACAS 5 10/01/25, 857691AF6

Comparable Securities	0	1	2	3
Trade	101905503
Trade Date	09/07/2017	09/07/2017	09/07/2017	09/07/2017
Cusip	857691AF6	857691AF6	857691AF6	857691AF6
ComparableCusip	857691AF6	12513GBC	23918KAR	87264AAS
Description of Security	STACAS 5 10/01/25	CDWC 5 09/01/25	DVA 5 05/01/25	TMUS 5 1/8 04/15/25
Name of Issuer	STATION CASINOS LLC	CDW LLC/CDW FINAN	DAVITA INC	T-MOBILE USA INC
Date of Purchase	09/07/2017	02/23/2017	04/14/2015	03/13/2017
Date of Offering Commenced	09/07/2017	02/23/2017	04/14/2015	03/13/2017
Unit Price	100.000	100.000	100.000	100.000
Current Yield	5.000%	5.000%	5.000%	5.125%
Yield To Maturity	5.000%	4.206%	5.160%	4.432%
Principal Amt of Total Offering	550,000,000.00	600,000,000.00	1,500,000,000.00	500,000,000.00
Underwriting Spread	1.350%	1.000%	1.000%	0.158%
Names of Underwriters (prospectus may be attached)	CITIGROUP, CITIZENS CAPITAL MARKETS, CREDIT SUISSE, DEUTSCHE BANK, FIFTH THIRD, GOLDMAN SACHS, JP MORGAN, MACQUIRE SECURITIES, MERRILL LYNCH, SUNTRUST ROBINSON, UBS SECURITIES, UBS SECURITIES, WELLS FARGO
Name(s) Dealer(s) from whom security was purchased	BANK OF AMERICA
Years of Continuous Operation	3 or more
Amount Purchased	225,000.00
% Offering Purchased by Fund	0.041%
% of Offering Purchased by Associated Accounts	0.049%
Sum of % of Offering Purchased	0.09%
% Fund Assets Applied to Purchase	0.076%
Is Sub-Adviser (or affiliate) a Manager or Co-Manager in the Offering	YES
Is the Manager or a Co-Manager in offering an affiliate of the Fund	YES

Rule 10f-3 Report
JHF II US High Yield Bond Fund
STACAS 5 10/01/25, 857691AF6

Purchased Security’s Eligibility (as defined in the procedures) (check one):

☐	Registered Public Offering	☐	Eligible Foreign Offering	☑	Eligible Rule 144A Security	☐	Government Security	☐	Eligible Municipal Security
Check if the following conditions have been met (and discuss any exceptions):
☑	The securities were purchased (1) prior to the end of the first day on which any sales were made at a price that did not exceed the price paid by each other purchaser in the offering or any concurrent offering of the securities (excepting, in an Eligible Foreign Offering, rights required by law to be granted to existing security holders) and (2) on or before the fourth day before termination, if a rights offering. Information with regard to comparable securities will be retained for recordkeeping as required to support this condition and provided upon request.
☑	The securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all the securities offered, except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.
☑	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during a comparable period of time.
☑	Except for Eligible Municipal Securities, the issuer of such securities has been in continuous operation for not less than three years (including the operations of predecessors).
☐	In the case of Eligible Municipal Securities, that they are sufficiently liquid that they can be sold at or near their carrying value within a reasonably short period of time and either (i) are subject to no greater than moderate credit risk, or (ii) if the issuer of the municipal securities, or the entity supplying the revenues or other payments from which the issue is to be paid, has been in continuous operation for less than three years, including the operation of any predecessors, the securities are subject to a minimal or low amount of credit risk.
☑	Percentage of offering purchased by the Fund and other funds advised by the same investment adviser (or its affiliates) or accounts with respect to which the same investment adviser (or its affiliates) has, and has exercised, investment discretion, did not exceed: (a) for Eligible Rule 144A offering, 25% of the total of (1) principal amount of offering of such class sold by underwriters to qualified institution buyers plus (2) principal amount of class in any concurrent public offering; (b) other securities, 25% of principal amount of offering of class.
☑	The Fund did not purchase the securities being offered directly or indirectly from an Affiliated Underwriter, provided that a purchase from a syndicate manager shall not be deemed to be a purchase from an Affiliated Underwriter so long as (a) such Affiliated Underwriter did not benefit directly or indirectly from, the transaction, and, (b) in the case of Eligible Municipal Securities, the purchase was not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.
Check below if written statements of issuer, syndicate manager, or underwriter or seller of securities were relied upon to determine:
☑	The securities were sold in an Eligible Rule 144A Offering;	☑	Compliance with the first condition, above, regarding time and price.
Attach copy of written statement for each box checked. On behalf of the Sub-Adviser, the undersigned hereby certifies that the purchase of securities noted above under “Purchased Security’s Eligibility” complies with the Fund’s Rule 10f-3 Procedures and that all records will be maintained for review and support for such certification. The review for Rule 10f-3 was comprehensive and included a review of the final offering documents for identification of affiliated underwriters.

Rule 10f-3 Report
JHF II US High Yield Bond Fund
LADCAP 5 1/4 10/01/25, 505742AG1

Comparable Securities	0	1	2	3
Trade	101920085
Trade Date	09/11/2017	09/11/2017	09/11/2017	09/11/2017
Cusip	505742AG1	505742AG1	505742AG1	505742AG1
ComparableCusip	505742AG1	05508RAE	058498AT	12621EAK
Description of Security	LADCAP 5 1/4 10/01/25	BGS 5 1/4 04/01/25	BLL 5 1/4 07/01/25	CNO 5 1/4 05/30/25
Name of Issuer	LADDER CAP FIN LLLP/CORP	B&G FOODS INC	BALL CORP	CNO FINANCIAL GRO
Date of Purchase	09/11/2017	03/29/2017	06/22/2015	05/14/2015
Date of Offering Commenced	09/11/2017	03/29/2017	06/22/2015	05/14/2015
Unit Price	100.000	100.000	100.000	100.000
Current Yield	5.250%	5.250%	5.250%	5.250%
Yield To Maturity	5.250%	4.847%	3.763%	4.185%
Principal Amt of Total Offering	400,000,000.00	500,000,000.00	1,000,000,000.00	500,000,000.00
Underwriting Spread	1.350%	1.250%	1.250%	1.400%
Names of Underwriters (prospectus may be attached)	BARCLAYS, CITIGROUP, DEUTSCHE BANK, GOLDMAN SACHS, JP MORGAN, MERRILL LYNCH, US BANCORP, WELLS FARGO
Name(s) Dealer(s) from whom security was purchased	CHASE SECURITIES
Years of Continuous Operation	3 or more
Amount Purchased	225,000.00
% Offering Purchased by Fund	0.056%
% of Offering Purchased by Associated Accounts	0.444%
Sum of % of Offering Purchased	0.50%
% Fund Assets Applied to Purchase	0.076%
Is Sub-Adviser (or affiliate) a Manager or Co-Manager in the Offering	YES
Is the Manager or a Co-Manager in offering an affiliate of the Fund	YES

Rule 10f-3 Report
JHF II US High Yield Bond Fund
LADCAP 5 1/4 10/01/25, 505742AG1

Purchased Security’s Eligibility (as defined in the procedures) (check one):

☐	Registered Public Offering	☐	Eligible Foreign Offering	☑	Eligible Rule 144A Security	☐	Government Security	☐	Eligible Municipal Security
Check if the following conditions have been met (and discuss any exceptions):
☑	The securities were purchased (1) prior to the end of the first day on which any sales were made at a price that did not exceed the price paid by each other purchaser in the offering or any concurrent offering of the securities (excepting, in an Eligible Foreign Offering, rights required by law to be granted to existing security holders) and (2) on or before the fourth day before termination, if a rights offering. Information with regard to comparable securities will be retained for recordkeeping as required to support this condition and provided upon request.
☑	The securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all the securities offered, except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.
☑	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during a comparable period of time.
☑	Except for Eligible Municipal Securities, the issuer of such securities has been in continuous operation for not less than three years (including the operations of predecessors).
☐	In the case of Eligible Municipal Securities, that they are sufficiently liquid that they can be sold at or near their carrying value within a reasonably short period of time and either (i) are subject to no greater than moderate credit risk, or (ii) if the issuer of the municipal securities, or the entity supplying the revenues or other payments from which the issue is to be paid, has been in continuous operation for less than three years, including the operation of any predecessors, the securities are subject to a minimal or low amount of credit risk.
☑	Percentage of offering purchased by the Fund and other funds advised by the same investment adviser (or its affiliates) or accounts with respect to which the same investment adviser (or its affiliates) has, and has exercised, investment discretion, did not exceed: (a) for Eligible Rule 144A offering, 25% of the total of (1) principal amount of offering of such class sold by underwriters to qualified institution buyers plus (2) principal amount of class in any concurrent public offering; (b) other securities, 25% of principal amount of offering of class.
☑	The Fund did not purchase the securities being offered directly or indirectly from an Affiliated Underwriter, provided that a purchase from a syndicate manager shall not be deemed to be a purchase from an Affiliated Underwriter so long as (a) such Affiliated Underwriter did not benefit directly or indirectly from, the transaction, and, (b) in the case of Eligible Municipal Securities, the purchase was not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.
Check below if written statements of issuer, syndicate manager, or underwriter or seller of securities were relied upon to determine:
☑	The securities were sold in an Eligible Rule 144A Offering;	☑	Compliance with the first condition, above, regarding time and price.
Attach copy of written statement for each box checked. On behalf of the Sub-Adviser, the undersigned hereby certifies that the purchase of securities noted above under “Purchased Security’s Eligibility” complies with the Fund’s Rule 10f-3 Procedures and that all records will be maintained for review and support for such certification. The review for Rule 10f-3 was comprehensive and included a review of the final offering documents for identification of affiliated underwriters.

Rule 10f-3 Report
JHF II US High Yield Bond Fund
SWN 7 1/2 04/01/26, 845467AM1

Comparable Securities	0	1	2	3
Trade	101919857
Trade Date	09/11/2017	09/11/2017	09/11/2017	09/11/2017
Cusip	845467AM1	845467AM1	845467AM1	845467AM1
ComparableCusip	845467AM1	228255AH	290876AD	78454LAN
Description of Security	SWN 7 1/2 04/01/26	CCK 7 3/8 12/15/26	EMACN 6 3/4 06/15/76	SM 6 3/4 09/15/26
Name of Issuer	SOUTHWESTERN ENERGY CO	CROWN CORK & SEA	EMERA INC	SM ENERGY CO
Date of Purchase	09/11/2017	12/12/1996	06/09/2016	09/07/2016
Date of Offering Commenced	09/11/2017	12/12/1996	06/09/2016	09/07/2016
Unit Price	100.000	98.799	100.000	100.000
Current Yield	7.500%	7.465%	6.750%	6.750%
Yield To Maturity	7.500%	4.975%	5.892%	6.762%
Principal Amt of Total Offering	650,000,000.00	350,000,000.00	1,200,000,000.00	500,000,000.00
Underwriting Spread	1.250%	0.875%	1.250%	1.500%
Names of Underwriters (prospectus may be attached)	BANK OF AMERICA, CITIGROUP, CREDIT SUISSE, JP MORGAN,, MIZUHO SECURITIES, MUFG SECURITIES, RBC CAPITAL, WELLS FARGO, BB&T CAPITAL, BMO CAPITAL, CAPITAL ONE, CIBC INC, HSBC SECURITIES, PNC CAPITAL, SMBC NIKKO SECURITIES, BBVA SECURITIES, BNP PARIBAS, CITIZENS CAPITAL, COMERICA SECURITIES, US BANK, SOCIETE GENERALE, KEYBANC, FIFTH THIRD
Name(s) Dealer(s) from whom security was purchased	CHASE SECURITIES
Years of Continuous Operation	3 or more
Amount Purchased	250,000.00
% Offering Purchased by Fund	0.038%
% of Offering Purchased by Associated Accounts	0.272%
Sum of % of Offering Purchased	0.31%
% Fund Assets Applied to Purchase	0.085%
Is Sub-Adviser (or affiliate) a Manager or Co-Manager in the Offering	YES
Is the Manager or a Co-Manager in offering an affiliate of the Fund	YES

Rule 10f-3 Report
JHF II US High Yield Bond Fund
SWN 7 1/2 04/01/26, 845467AM1

Purchased Security’s Eligibility (as defined in the procedures) (check one):

☑	Registered Public Offering	☐	Eligible Foreign Offering	☐	Eligible Rule 144A Security	☐	Government Security	☐	Eligible Municipal Security
Check if the following conditions have been met (and discuss any exceptions):
☑	The securities were purchased (1) prior to the end of the first day on which any sales were made at a price that did not exceed the price paid by each other purchaser in the offering or any concurrent offering of the securities (excepting, in an Eligible Foreign Offering, rights required by law to be granted to existing security holders) and (2) on or before the fourth day before termination, if a rights offering. Information with regard to comparable securities will be retained for recordkeeping as required to support this condition and provided upon request.
☑	The securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all the securities offered, except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.
☑	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during a comparable period of time.
☑	Except for Eligible Municipal Securities, the issuer of such securities has been in continuous operation for not less than three years (including the operations of predecessors).
☐	In the case of Eligible Municipal Securities, that they are sufficiently liquid that they can be sold at or near their carrying value within a reasonably short period of time and either (i) are subject to no greater than moderate credit risk, or (ii) if the issuer of the municipal securities, or the entity supplying the revenues or other payments from which the issue is to be paid, has been in continuous operation for less than three years, including the operation of any predecessors, the securities are subject to a minimal or low amount of credit risk.
☑	Percentage of offering purchased by the Fund and other funds advised by the same investment adviser (or its affiliates) or accounts with respect to which the same investment adviser (or its affiliates) has, and has exercised, investment discretion, did not exceed: (a) for Eligible Rule 144A offering, 25% of the total of (1) principal amount of offering of such class sold by underwriters to qualified institution buyers plus (2) principal amount of class in any concurrent public offering; (b) other securities, 25% of principal amount of offering of class.
☑	The Fund did not purchase the securities being offered directly or indirectly from an Affiliated Underwriter, provided that a purchase from a syndicate manager shall not be deemed to be a purchase from an Affiliated Underwriter so long as (a) such Affiliated Underwriter did not benefit directly or indirectly from, the transaction, and, (b) in the case of Eligible Municipal Securities, the purchase was not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.
Check below if written statements of issuer, syndicate manager, or underwriter or seller of securities were relied upon to determine:
☐	The securities were sold in an Eligible Rule 144A Offering;	☑	Compliance with the first condition, above, regarding time and price.
Attach copy of written statement for each box checked. On behalf of the Sub-Adviser, the undersigned hereby certifies that the purchase of securities noted above under “Purchased Security’s Eligibility” complies with the Fund’s Rule 10f-3 Procedures and that all records will be maintained for review and support for such certification. The review for Rule 10f-3 was comprehensive and included a review of the final offering documents for identification of affiliated underwriters.

Rule 10f-3 Report
JJHF II US High Yield Bond Fund
SWN 7 3/4 10/01/27, 845467AN9

Comparable Securities	0	1	2	3
Trade	101919893
Trade Date	09/11/2017	09/11/2017	09/11/2017	09/11/2017
Cusip	845467AN9	845467AN9	845467AN9	845467AN9
ComparableCusip	845467AN9	184502AA	767754AJ	92553PBC
Description of Security	SWN 7 3/4 10/01/27	IHRT 7 1/4 10/15/27	RAD 7.7 02/15/27	VIA 6 1/4 02/28/57
Name of Issuer	SOUTHWESTERN ENERGY CO	IHEARTCOMMUNICAT	RITE AID CORP	VIACOM INC
Date of Purchase	09/11/2017	10/09/1997	12/17/1996	02/23/2017
Date of Offering Commenced	09/11/2017	10/09/1997	12/17/1996	02/23/2017
Unit Price	100.000	98.438	99.716	100.000
Current Yield	7.750%	7.365%	7.722%	6.250%
Yield To Maturity	7.750%	25.915%	8.536%	5.612%
Principal Amt of Total Offering	500,000,000.00	300,000,000.00	300,000,000.00	650,000,000.00
Underwriting Spread	1.250%	0.875%	0.875%	1.000%
Names of Underwriters (prospectus may be attached)	BANK OF AMERICA, CITIGROUP, CREDIT SUISSE, JP MORGAN, MIZUHO SECURITIES, MUFG SECURITIES, RBC CAPITAL MARKET, WELLS FARGO, BB&T CAPITAL, BMO CAPITAL, CAPITAL ONE, CIBC, HSBC SECURITIES, PNC CAPITAL, SMBC NIKKO SECURITIES, BBVA SECURITIES, BNP PARIBAS, CITIZENS CAPITAL, COMERICA SECURITIES, CREDIT SUISSE, FIFTH THIRD, KEYBANC, SOCIETE GENERALE
Name(s) Dealer(s) from whom security was purchased	CHASE SECURITIES
Years of Continuous Operation	3 or more
Amount Purchased	250,000.00
% Offering Purchased by Fund	0.050%
% of Offering Purchased by Associated Accounts	0.35%
Sum of % of Offering Purchased	0.40%
% Fund Assets Applied to Purchase	0.085%
Is Sub-Adviser (or affiliate) a Manager or Co-Manager in the Offering	YES
Is the Manager or a Co-Manager in offering an affiliate of the Fund	YES

Rule 10f-3 Report
JHF II US High Yield Bond Fund
SWN 7 3/4 10/01/27, 845467AN9

Purchased Security’s Eligibility (as defined in the procedures) (check one):

☑	Registered Public Offering	☐	Eligible Foreign Offering	☐	Eligible Rule 144A Security	☐	Government Security	☐	Eligible Municipal Security
Check if the following conditions have been met (and discuss any exceptions):
☑	The securities were purchased (1) prior to the end of the first day on which any sales were made at a price that did not exceed the price paid by each other purchaser in the offering or any concurrent offering of the securities (excepting, in an Eligible Foreign Offering, rights required by law to be granted to existing security holders) and (2) on or before the fourth day before termination, if a rights offering. Information with regard to comparable securities will be retained for recordkeeping as required to support this condition and provided upon request.
☑	The securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all the securities offered, except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.
☑	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during a comparable period of time.
☑	Except for Eligible Municipal Securities, the issuer of such securities has been in continuous operation for not less than three years (including the operations of predecessors).
☐	In the case of Eligible Municipal Securities, that they are sufficiently liquid that they can be sold at or near their carrying value within a reasonably short period of time and either (i) are subject to no greater than moderate credit risk, or (ii) if the issuer of the municipal securities, or the entity supplying the revenues or other payments from which the issue is to be paid, has been in continuous operation for less than three years, including the operation of any predecessors, the securities are subject to a minimal or low amount of credit risk.
☑	Percentage of offering purchased by the Fund and other funds advised by the same investment adviser (or its affiliates) or accounts with respect to which the same investment adviser (or its affiliates) has, and has exercised, investment discretion, did not exceed: (a) for Eligible Rule 144A offering, 25% of the total of (1) principal amount of offering of such class sold by underwriters to qualified institution buyers plus (2) principal amount of class in any concurrent public offering; (b) other securities, 25% of principal amount of offering of class.
☑	The Fund did not purchase the securities being offered directly or indirectly from an Affiliated Underwriter, provided that a purchase from a syndicate manager shall not be deemed to be a purchase from an Affiliated Underwriter so long as (a) such Affiliated Underwriter did not benefit directly or indirectly from, the transaction, and, (b) in the case of Eligible Municipal Securities, the purchase was not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.
Check below if written statements of issuer, syndicate manager, or underwriter or seller of securities were relied upon to determine:
☐	The securities were sold in an Eligible Rule 144A Offering;	☑	Compliance with the first condition, above, regarding time and price.
Attach copy of written statement for each box checked. On behalf of the Sub-Adviser, the undersigned hereby certifies that the purchase of securities noted above under “Purchased Security’s Eligibility” complies with the Fund’s Rule 10f-3 Procedures and that all records will be maintained for review and support for such certification. The review for Rule 10f-3 was comprehensive and included a review of the final offering documents for identification of affiliated underwriters.

Rule 10f-3 Report
JHF II US High Yield Bond Fund
TRS 4 7/8 10/15/25, 896215AG5

Comparable Securities	0	1	2	3
Trade	101948465
Trade Date	09/13/2017	09/13/2017	09/13/2017	09/13/2017
Cusip	896215AG5	896215AG5	896215AG5	896215AG5
ComparableCusip	896215AG5	00164VAE	15135BAJ	526057BV
Description of Security	TRS 4 7/8 10/15/25	AMCX 4 3/4 08/01/25	CNC 4 3/4 01/15/25	LEN 4 3/4 05/30/25
Name of Issuer	TRIMAS CORP	AMC NETWORKS INC	CENTENE CORP	LENNAR CORP
Date of Purchase	09/13/2017	07/19/2017	10/26/2016	04/21/2015
Date of Offering Commenced	09/13/2017	07/19/2017	10/26/2016	04/21/2015
Unit Price	100.000	100.000	100.000	100.000
Current Yield	4.875%	4.750%	4.750%	4.750%
Yield To Maturity	4.873%	4.623%	4.142%	3.991%
Principal Amt of Total Offering	300,000,000.00	800,000,000.00	1,200,000,000.00	500,000,000.00
Underwriting Spread	1.600%	1.750%	1.250%	0.650%
Names of Underwriters (prospectus may be attached)	BANK OF AMERICA, DEUTSCHE BANK, JP MORGAN, WELLS FARGO, BMO CAPITAL, CITIZENS CAPITAL, HSBC SECURITIES, KEYBANC CAPITAL
Name(s) Dealer(s) from whom security was purchased	BANK OF AMERICA
Years of Continuous Operation	3 or more
Amount Purchased	125,000.00
% Offering Purchased by Fund	0.042%
% of Offering Purchased by Associated Accounts	0.038%
Sum of % of Offering Purchased	0.08%
% Fund Assets Applied to Purchase	0.042%
Is Sub-Adviser (or affiliate) a Manager or Co-Manager in the Offering	YES
Is the Manager or a Co-Manager in offering an affiliate of the Fund	YES

Rule 10f-3 Report
JHF II US High Yield Bond Fund
TRS 4 7/8 10/15/25, 896215AG5

Purchased Security’s Eligibility (as defined in the procedures) (check one):

☐	Registered Public Offering	☐	Eligible Foreign Offering	☑	Eligible Rule 144A Security	☐	Government Security	☐	Eligible Municipal Security
Check if the following conditions have been met (and discuss any exceptions):
☑	The securities were purchased (1) prior to the end of the first day on which any sales were made at a price that did not exceed the price paid by each other purchaser in the offering or any concurrent offering of the securities (excepting, in an Eligible Foreign Offering, rights required by law to be granted to existing security holders) and (2) on or before the fourth day before termination, if a rights offering. Information with regard to comparable securities will be retained for recordkeeping as required to support this condition and provided upon request.
☑	The securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all the securities offered, except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.
☑	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during a comparable period of time.
☑	Except for Eligible Municipal Securities, the issuer of such securities has been in continuous operation for not less than three years (including the operations of predecessors).
☐	In the case of Eligible Municipal Securities, that they are sufficiently liquid that they can be sold at or near their carrying value within a reasonably short period of time and either (i) are subject to no greater than moderate credit risk, or (ii) if the issuer of the municipal securities, or the entity supplying the revenues or other payments from which the issue is to be paid, has been in continuous operation for less than three years, including the operation of any predecessors, the securities are subject to a minimal or low amount of credit risk.
☑	Percentage of offering purchased by the Fund and other funds advised by the same investment adviser (or its affiliates) or accounts with respect to which the same investment adviser (or its affiliates) has, and has exercised, investment discretion, did not exceed: (a) for Eligible Rule 144A offering, 25% of the total of (1) principal amount of offering of such class sold by underwriters to qualified institution buyers plus (2) principal amount of class in any concurrent public offering; (b) other securities, 25% of principal amount of offering of class.
☑	The Fund did not purchase the securities being offered directly or indirectly from an Affiliated Underwriter, provided that a purchase from a syndicate manager shall not be deemed to be a purchase from an Affiliated Underwriter so long as (a) such Affiliated Underwriter did not benefit directly or indirectly from, the transaction, and, (b) in the case of Eligible Municipal Securities, the purchase was not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.
Check below if written statements of issuer, syndicate manager, or underwriter or seller of securities were relied upon to determine:
☑	The securities were sold in an Eligible Rule 144A Offering;	☑	Compliance with the first condition, above, regarding time and price.
Attach copy of written statement for each box checked. On behalf of the Sub-Adviser, the undersigned hereby certifies that the purchase of securities noted above under “Purchased Security’s Eligibility” complies with the Fund’s Rule 10f-3 Procedures and that all records will be maintained for review and support for such certification. The review for Rule 10f-3 was comprehensive and included a review of the final offering documents for identification of affiliated underwriters.

Rule 10f-3 Report
JHF II US High Yield Bond Fund
STAR 4 5/8 09/15/20, 45031UCC3

Comparable Securities	0	1	2	3
Trade	101962904
Trade Date	09/14/2017	09/14/2017	09/14/2017	09/14/2017
Cusip	45031UCC3	45031UCC3	45031UCC3	45031UCC3
ComparableCusip	45031UCC3	058498AU	29444UAL	552953CB
Description of Security	STAR 4 5/8 09/15/20	BLL 4 3/8 12/15/20	EQIX 4 7/8 04/01/20	MGM 5 1/4 03/31/20
Name of Issuer	ISTAR INC	BALL CORP	EQUINIX INC	MGM RESORTS INTL
Date of Purchase	09/14/2017	12/02/2015	02/28/2013	12/16/2013
Date of Offering Commenced	09/14/2017	12/02/2015	02/28/2013	12/16/2013
Unit Price	100.000	100.000	100.000	100.000
Current Yield	4.625%	4.375%	4.875%	5.250%
Yield To Maturity	4.625%	2.703%	14.271%	2.868%
Principal Amt of Total Offering	400,000,000.00	1,000,000,000.00	500,000,000.00	500,000,000.00
Underwriting Spread	1.000%	1.250%	1.200%	1.250%
Names of Underwriters (prospectus may be attached)	BARCLAYS, JP MORGAN, MERRILL LYNCH, MORGAN STANLEY, CITIGROUP, MIZUHO SECURITIES, RAYMOND JAMES, US BANCORP, WELLS FARGO
Name(s) Dealer(s) from whom security was purchased	CHASE SECURITIES
Years of Continuous Operation	3 or more
Amount Purchased	375,000.00
% Offering Purchased by Fund	0.094%
% of Offering Purchased by Associated Accounts	0.156%
Sum of % of Offering Purchased	0.25%
% Fund Assets Applied to Purchase	0.127%
Is Sub-Adviser (or affiliate) a Manager or Co-Manager in the Offering	YES
Is the Manager or a Co-Manager in offering an affiliate of the Fund	YES

Rule 10f-3 Report
JHF II US High Yield Bond Fund
STAR 4 5/8 09/15/20, 45031UCC3

Purchased Security’s Eligibility (as defined in the procedures) (check one):

☑	Registered Public Offering	☐	Eligible Foreign Offering	☐	Eligible Rule 144A Security	☐	Government Security	☐	Eligible Municipal Security
Check if the following conditions have been met (and discuss any exceptions):
☑	The securities were purchased (1) prior to the end of the first day on which any sales were made at a price that did not exceed the price paid by each other purchaser in the offering or any concurrent offering of the securities (excepting, in an Eligible Foreign Offering, rights required by law to be granted to existing security holders) and (2) on or before the fourth day before termination, if a rights offering. Information with regard to comparable securities will be retained for recordkeeping as required to support this condition and provided upon request.
☑	The securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all the securities offered, except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.
☑	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during a comparable period of time.
☑	Except for Eligible Municipal Securities, the issuer of such securities has been in continuous operation for not less than three years (including the operations of predecessors).
☐	In the case of Eligible Municipal Securities, that they are sufficiently liquid that they can be sold at or near their carrying value within a reasonably short period of time and either (i) are subject to no greater than moderate credit risk, or (ii) if the issuer of the municipal securities, or the entity supplying the revenues or other payments from which the issue is to be paid, has been in continuous operation for less than three years, including the operation of any predecessors, the securities are subject to a minimal or low amount of credit risk.
☑	Percentage of offering purchased by the Fund and other funds advised by the same investment adviser (or its affiliates) or accounts with respect to which the same investment adviser (or its affiliates) has, and has exercised, investment discretion, did not exceed: (a) for Eligible Rule 144A offering, 25% of the total of (1) principal amount of offering of such class sold by underwriters to qualified institution buyers plus (2) principal amount of class in any concurrent public offering; (b) other securities, 25% of principal amount of offering of class.
☑	The Fund did not purchase the securities being offered directly or indirectly from an Affiliated Underwriter, provided that a purchase from a syndicate manager shall not be deemed to be a purchase from an Affiliated Underwriter so long as (a) such Affiliated Underwriter did not benefit directly or indirectly from, the transaction, and, (b) in the case of Eligible Municipal Securities, the purchase was not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.
Check below if written statements of issuer, syndicate manager, or underwriter or seller of securities were relied upon to determine:
☐	The securities were sold in an Eligible Rule 144A Offering;	☑	Compliance with the first condition, above, regarding time and price.
Attach copy of written statement for each box checked. On behalf of the Sub-Adviser, the undersigned hereby certifies that the purchase of securities noted above under “Purchased Security’s Eligibility” complies with the Fund’s Rule 10f-3 Procedures and that all records will be maintained for review and support for such certification. The review for Rule 10f-3 was comprehensive and included a review of the final offering documents for identification of affiliated underwriters.

Rule 10f-3 Report
JHF II US High Yield Bond Fund
STAR 5 1/4 09/15/22, 45031UCD1

Comparable Securities	0	1	2	3
Trade	101962919
Trade Date	09/14/2017	09/14/2017	09/14/2017	09/14/2017
Cusip	45031UCD1	45031UCD1	45031UCD1	45031UCD1
ComparableCusip	45031UCD1	1248EPAY	29444UAN	74733VAB
Description of Security	STAR 5 1/4 09/15/22	CHTR 5 1/4 09/30/22	EQIX 5 3/8 01/01/22	QEP 5 3/8 10/01/22
Name of Issuer	ISTAR INC	CCO HLDGS LLC/CAP	EQUINIX INC	QEP RESOURCES INC
Date of Purchase	09/14/2017	08/08/2012	11/17/2014	02/27/2012
Date of Offering Commenced	09/14/2017	08/08/2012	11/17/2014	02/27/2012
Unit Price	100.000	99.026	100.000	100.000
Current Yield	5.250%	5.302%	5.375%	5.375%
Yield To Maturity	5.250%	4.525%	4.082%	5.761%
Principal Amt of Total Offering	400,000,000.00	1,250,000,000.00	750,000,000.00	500,000,000.00
Underwriting Spread	1.250%	1.200%	1.200%	1.250%
Names of Underwriters (prospectus may be attached)	BARCLAYS, JP MORGAN, MERRILL LYNCH, MORGAN STANLEY, CITIGROUP, MIZUHO SECURITIES, RAYMOND JAMES, US BANCORP, WELLS FARGO
Name(s) Dealer(s) from whom security was purchased	CHASE SECURITIES
Years of Continuous Operation	3 or more
Amount Purchased	775,000.00
% Offering Purchased by Fund	0.194%
% of Offering Purchased by Associated Accounts	0.306%
Sum of % of Offering Purchased	0.50%
% Fund Assets Applied to Purchase	0.262%
Is Sub-Adviser (or affiliate) a Manager or Co-Manager in the Offering	YES
Is the Manager or a Co-Manager in offering an affiliate of the Fund	YES

Rule 10f-3 Report
JHF II US High Yield Bond Fund
STAR 5 1/4 09/15/22, 45031UCD1

Purchased Security’s Eligibility (as defined in the procedures) (check one):

☑	Registered Public Offering	☐	Eligible Foreign Offering	☐	Eligible Rule 144A Security	☐	Government Security	☐	Eligible Municipal Security
Check if the following conditions have been met (and discuss any exceptions):
☑	The securities were purchased (1) prior to the end of the first day on which any sales were made at a price that did not exceed the price paid by each other purchaser in the offering or any concurrent offering of the securities (excepting, in an Eligible Foreign Offering, rights required by law to be granted to existing security holders) and (2) on or before the fourth day before termination, if a rights offering. Information with regard to comparable securities will be retained for recordkeeping as required to support this condition and provided upon request.
☑	The securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all the securities offered, except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.
☑	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during a comparable period of time.
☑	Except for Eligible Municipal Securities, the issuer of such securities has been in continuous operation for not less than three years (including the operations of predecessors).
☐	In the case of Eligible Municipal Securities, that they are sufficiently liquid that they can be sold at or near their carrying value within a reasonably short period of time and either (i) are subject to no greater than moderate credit risk, or (ii) if the issuer of the municipal securities, or the entity supplying the revenues or other payments from which the issue is to be paid, has been in continuous operation for less than three years, including the operation of any predecessors, the securities are subject to a minimal or low amount of credit risk.
☑	Percentage of offering purchased by the Fund and other funds advised by the same investment adviser (or its affiliates) or accounts with respect to which the same investment adviser (or its affiliates) has, and has exercised, investment discretion, did not exceed: (a) for Eligible Rule 144A offering, 25% of the total of (1) principal amount of offering of such class sold by underwriters to qualified institution buyers plus (2) principal amount of class in any concurrent public offering; (b) other securities, 25% of principal amount of offering of class.
☑	The Fund did not purchase the securities being offered directly or indirectly from an Affiliated Underwriter, provided that a purchase from a syndicate manager shall not be deemed to be a purchase from an Affiliated Underwriter so long as (a) such Affiliated Underwriter did not benefit directly or indirectly from, the transaction, and, (b) in the case of Eligible Municipal Securities, the purchase was not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.
Check below if written statements of issuer, syndicate manager, or underwriter or seller of securities were relied upon to determine:
☐	The securities were sold in an Eligible Rule 144A Offering;	☑	Compliance with the first condition, above, regarding time and price.
Attach copy of written statement for each box checked. On behalf of the Sub-Adviser, the undersigned hereby certifies that the purchase of securities noted above under “Purchased Security’s Eligibility” complies with the Fund’s Rule 10f-3 Procedures and that all records will be maintained for review and support for such certification. The review for Rule 10f-3 was comprehensive and included a review of the final offering documents for identification of affiliated underwriters.

Rule 10f-3 Report
JHF II US High Yield Bond Fund
TROX 5 3/4 10/01/25, 89705PAA3

Comparable Securities	0	1	2	3
Trade	101959740
Trade Date	09/14/2017	09/14/2017	09/14/2017	09/14/2017
Cusip	89705PAA3	89705PAA3	89705PAA3	89705PAA3
ComparableCusip	89705PAA3	626717AJ	758766AF	79546VAL
Description of Security	TROX 5 3/4 10/01/25	MUR 5 3/4 08/15/25	RGC 5 3/4 02/01/25	SBH 5 5/8 12/01/25
Name of Issuer	TRONOX FINANCE PLC	MURPHY OIL CORP	REGAL ENTERTAINM	SALLY HOLDINGS/SAL
Date of Purchase	09/14/2017	08/04/2017	01/14/2013	11/18/2015
Date of Offering Commenced	09/14/2017	08/04/2017	01/14/2013	11/18/2015
Unit Price	100.000	100.000	100.000	100.000
Current Yield	5.750%	5.750%	5.750%	5.625%
Yield To Maturity	5.750%	5.218%	5.727%	5.273%
Principal Amt of Total Offering	450,000,000.00	550,000,000.00	250,000,000.00	750,000,000.00
Underwriting Spread	1.600%	1.250%	2.000%	1.500%
Names of Underwriters (prospectus may be attached)	BARCLAYS, CITIGROUP, CREDIT SUISSE, GOLDMAN SACHS, MERRILL LYNCH, RBC CAPITAL, WELLS FARGO
Name(s) Dealer(s) from whom security was purchased	CITIGROUP GL 274
Years of Continuous Operation	3 or more
Amount Purchased	1,925,000.00
% Offering Purchased by Fund	0.428%
% of Offering Purchased by Associated Accounts	0.572%
Sum of % of Offering Purchased	1.00%
% Fund Assets Applied to Purchase	0.651%
Is Sub-Adviser (or affiliate) a Manager or Co-Manager in the Offering	YES
Is the Manager or a Co-Manager in offering an affiliate of the Fund	YES

Rule 10f-3 Report
JHF II US High Yield Bond Fund
TROX 5 3/4 10/01/25, 89705PAA3

Purchased Security’s Eligibility (as defined in the procedures) (check one):

☐	Registered Public Offering	☐	Eligible Foreign Offering	☑	Eligible Rule 144A Security	☐	Government Security	☐	Eligible Municipal Security
Check if the following conditions have been met (and discuss any exceptions):
☑	The securities were purchased (1) prior to the end of the first day on which any sales were made at a price that did not exceed the price paid by each other purchaser in the offering or any concurrent offering of the securities (excepting, in an Eligible Foreign Offering, rights required by law to be granted to existing security holders) and (2) on or before the fourth day before termination, if a rights offering. Information with regard to comparable securities will be retained for recordkeeping as required to support this condition and provided upon request.
☑	The securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all the securities offered, except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.
☑	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during a comparable period of time.
☑	Except for Eligible Municipal Securities, the issuer of such securities has been in continuous operation for not less than three years (including the operations of predecessors).
☐	In the case of Eligible Municipal Securities, that they are sufficiently liquid that they can be sold at or near their carrying value within a reasonably short period of time and either (i) are subject to no greater than moderate credit risk, or (ii) if the issuer of the municipal securities, or the entity supplying the revenues or other payments from which the issue is to be paid, has been in continuous operation for less than three years, including the operation of any predecessors, the securities are subject to a minimal or low amount of credit risk.
☑	Percentage of offering purchased by the Fund and other funds advised by the same investment adviser (or its affiliates) or accounts with respect to which the same investment adviser (or its affiliates) has, and has exercised, investment discretion, did not exceed: (a) for Eligible Rule 144A offering, 25% of the total of (1) principal amount of offering of such class sold by underwriters to qualified institution buyers plus (2) principal amount of class in any concurrent public offering; (b) other securities, 25% of principal amount of offering of class.
☑	The Fund did not purchase the securities being offered directly or indirectly from an Affiliated Underwriter, provided that a purchase from a syndicate manager shall not be deemed to be a purchase from an Affiliated Underwriter so long as (a) such Affiliated Underwriter did not benefit directly or indirectly from, the transaction, and, (b) in the case of Eligible Municipal Securities, the purchase was not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.
Check below if written statements of issuer, syndicate manager, or underwriter or seller of securities were relied upon to determine:
☑	The securities were sold in an Eligible Rule 144A Offering;	☑	Compliance with the first condition, above, regarding time and price.
Attach copy of written statement for each box checked. On behalf of the Sub-Adviser, the undersigned hereby certifies that the purchase of securities noted above under “Purchased Security’s Eligibility” complies with the Fund’s Rule 10f-3 Procedures and that all records will be maintained for review and support for such certification. The review for Rule 10f-3 was comprehensive and included a review of the final offering documents for identification of affiliated underwriters.

Rule 10f-3 Report
JHF II US High Yield Bond Fund
SEMG 7 1/4 03/15/26, 81663AAE5

Comparable Securities	0	1	2	3
Trade	101975311
Trade Date	09/15/2017	09/15/2017	09/15/2017	09/15/2017
Cusip	81663AAE5	81663AAE5	81663AAE5	81663AAE5
ComparableCusip	81663AAE5	290876AD	78454LAN	36162JAB
Description of Security	SEMG 7 1/4 03/15/26	EMACN 6 3/4 06/15/76	SM 6 3/4 09/15/26	GEO 6 04/15/26
Name of Issuer	SEMGROUP CORP	EMERA INC	SM ENERGY CO	GEO GROUP INC/THE
Date of Purchase	09/15/2017	06/09/2016	09/07/2016	04/11/2016
Date of Offering Commenced	09/12/2017	06/09/2016	09/07/2016	04/11/2016
Unit Price	98.453	100.000	100.000	100.000
Current Yield	7.364%	6.750%	6.750%	6.000%
Yield To Maturity	7.500%	5.892%	6.763%	5.271%
Principal Amt of Total Offering	300,000,000.00	1,200,000,000.00	500,000,000.00	350,000,000.00
Underwriting Spread	1.600%	1.250%	1.500%	1.500%
Names of Underwriters (prospectus may be attached)	ABN AMRO, BARCLAYS, BBVA SECURITIES, BMO CAPITAL MARKETS, BNP PARIBAS, CREDIT SUISSE, SCOTIA CAPITAL, WELLS FARGO, BOK FINANCIAL, REGION SECURITIES
Name(s) Dealer(s) from whom security was purchased	CREDIT SUISSE
Years of Continuous Operation	3 or more
Amount Purchased	885,000.00
% Offering Purchased by Fund	0.295%
% of Offering Purchased by Associated Accounts	2.375%
Sum of % of Offering Purchased	2.67%
% Fund Assets Applied to Purchase	0.299%
Is Sub-Adviser (or affiliate) a Manager or Co-Manager in the Offering	YES
Is the Manager or a Co-Manager in offering an affiliate of the Fund	YES

Rule 10f-3 Report
JHF II US High Yield Bond Fund
SEMG 7 1/4 03/15/26, 81663AAE5

Purchased Security’s Eligibility (as defined in the procedures) (check one):

☐	Registered Public Offering	☐	Eligible Foreign Offering	☑	Eligible Rule 144A Security	☐	Government Security	☐	Eligible Municipal Security
Check if the following conditions have been met (and discuss any exceptions):
☑	The securities were purchased (1) prior to the end of the first day on which any sales were made at a price that did not exceed the price paid by each other purchaser in the offering or any concurrent offering of the securities (excepting, in an Eligible Foreign Offering, rights required by law to be granted to existing security holders) and (2) on or before the fourth day before termination, if a rights offering. Information with regard to comparable securities will be retained for recordkeeping as required to support this condition and provided upon request.
☑	The securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all the securities offered, except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.
☑	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during a comparable period of time.
☑	Except for Eligible Municipal Securities, the issuer of such securities has been in continuous operation for not less than three years (including the operations of predecessors).
☐	In the case of Eligible Municipal Securities, that they are sufficiently liquid that they can be sold at or near their carrying value within a reasonably short period of time and either (i) are subject to no greater than moderate credit risk, or (ii) if the issuer of the municipal securities, or the entity supplying the revenues or other payments from which the issue is to be paid, has been in continuous operation for less than three years, including the operation of any predecessors, the securities are subject to a minimal or low amount of credit risk.
☑	Percentage of offering purchased by the Fund and other funds advised by the same investment adviser (or its affiliates) or accounts with respect to which the same investment adviser (or its affiliates) has, and has exercised, investment discretion, did not exceed: (a) for Eligible Rule 144A offering, 25% of the total of (1) principal amount of offering of such class sold by underwriters to qualified institution buyers plus (2) principal amount of class in any concurrent public offering; (b) other securities, 25% of principal amount of offering of class.
☑	The Fund did not purchase the securities being offered directly or indirectly from an Affiliated Underwriter, provided that a purchase from a syndicate manager shall not be deemed to be a purchase from an Affiliated Underwriter so long as (a) such Affiliated Underwriter did not benefit directly or indirectly from, the transaction, and, (b) in the case of Eligible Municipal Securities, the purchase was not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.
Check below if written statements of issuer, syndicate manager, or underwriter or seller of securities were relied upon to determine:
☑	The securities were sold in an Eligible Rule 144A Offering;	☐	Compliance with the first condition, above, regarding time and price.
Attach copy of written statement for each box checked. On behalf of the Sub-Adviser, the undersigned hereby certifies that the purchase of securities noted above under “Purchased Security’s Eligibility” complies with the Fund’s Rule 10f-3 Procedures and that all records will be maintained for review and support for such certification. The review for Rule 10f-3 was comprehensive and included a review of the final offering documents for identification of affiliated underwriters.

Rule 10f-3 Report
JHF II US High Yield Bond Fund
WNC 5 1/2 10/01/25, 929566AJ6

Comparable Securities	0	1	2	3
Trade	101975482
Trade Date	09/15/2017	09/15/2017	09/15/2017	09/15/2017
Cusip	929566AJ6	929566AJ6	929566AJ6	929566AJ6
ComparableCusip	929566AJ6	030981AK	911365BD	78454LAL
Description of Security	WNC 5 1/2 10/01/25	APU 5 1/2 05/20/25	URI 5 1/2 07/15/25	SM 5 5/8 06/01/25
Name of Issuer	WABASH NATIONAL CORP	AMERIGAS PART/FIN	UNITED RENTALS NO	SM ENERGY CO
Date of Purchase	09/15/2017	12/13/2016	03/12/2015	05/07/2015
Date of Offering Commenced	09/08/2017	12/13/2016	03/12/2015	05/07/2015
Unit Price	100.000	100.000	100.000	100.000
Current Yield	5.500%	5.500%	5.500%	5.625%
Yield To Maturity	5.500%	4.976%	4.372%	6.377%
Principal Amt of Total Offering	325,000,000.00	700,000,000.00	800,000,000.00	500,000,000.00
Underwriting Spread	1.600%	1.250%	1.000%	1.500%
Names of Underwriters (prospectus may be attached)	MORGAN STANLEY, WELLS FARGO, BMO CAPITAL, CITIZENS CAPITAL, PNC CAPITAL
Name(s) Dealer(s) from whom security was purchased	MORGAN STANLEY
Years of Continuous Operation	3 or more
Amount Purchased	475,000.00
% Offering Purchased by Fund	0.146%
% of Offering Purchased by Associated Accounts	0.164%
Sum of % of Offering Purchased	0.31%
% Fund Assets Applied to Purchase	0.161%
Is Sub-Adviser (or affiliate) a Manager or Co-Manager in the Offering	YES
Is the Manager or a Co-Manager in offering an affiliate of the Fund	YES

Rule 10f-3 Report
JHF II US High Yield Bond Fund
WNC 5 1/2 10/01/25, 929566AJ6

Purchased Security’s Eligibility (as defined in the procedures) (check one):

☐	Registered Public Offering	☐	Eligible Foreign Offering	☑	Eligible Rule 144A Security	☐	Government Security	☐	Eligible Municipal Security
Check if the following conditions have been met (and discuss any exceptions):
☑	The securities were purchased (1) prior to the end of the first day on which any sales were made at a price that did not exceed the price paid by each other purchaser in the offering or any concurrent offering of the securities (excepting, in an Eligible Foreign Offering, rights required by law to be granted to existing security holders) and (2) on or before the fourth day before termination, if a rights offering. Information with regard to comparable securities will be retained for recordkeeping as required to support this condition and provided upon request.
☑	The securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all the securities offered, except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.
☑	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during a comparable period of time.
☑	Except for Eligible Municipal Securities, the issuer of such securities has been in continuous operation for not less than three years (including the operations of predecessors).
☐	In the case of Eligible Municipal Securities, that they are sufficiently liquid that they can be sold at or near their carrying value within a reasonably short period of time and either (i) are subject to no greater than moderate credit risk, or (ii) if the issuer of the municipal securities, or the entity supplying the revenues or other payments from which the issue is to be paid, has been in continuous operation for less than three years, including the operation of any predecessors, the securities are subject to a minimal or low amount of credit risk.
☑	Percentage of offering purchased by the Fund and other funds advised by the same investment adviser (or its affiliates) or accounts with respect to which the same investment adviser (or its affiliates) has, and has exercised, investment discretion, did not exceed: (a) for Eligible Rule 144A offering, 25% of the total of (1) principal amount of offering of such class sold by underwriters to qualified institution buyers plus (2) principal amount of class in any concurrent public offering; (b) other securities, 25% of principal amount of offering of class.
☑	The Fund did not purchase the securities being offered directly or indirectly from an Affiliated Underwriter, provided that a purchase from a syndicate manager shall not be deemed to be a purchase from an Affiliated Underwriter so long as (a) such Affiliated Underwriter did not benefit directly or indirectly from, the transaction, and, (b) in the case of Eligible Municipal Securities, the purchase was not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.
Check below if written statements of issuer, syndicate manager, or underwriter or seller of securities were relied upon to determine:
☑	The securities were sold in an Eligible Rule 144A Offering;	☐	Compliance with the first condition, above, regarding time and price.
Attach copy of written statement for each box checked. On behalf of the Sub-Adviser, the undersigned hereby certifies that the purchase of securities noted above under “Purchased Security’s Eligibility” complies with the Fund’s Rule 10f-3 Procedures and that all records will be maintained for review and support for such certification. The review for Rule 10f-3 was comprehensive and included a review of the final offering documents for identification of affiliated underwriters.

Rule 10f-3 Report
JHF II US High Yield Bond Fund
NEP 4 1/2 09/15/27, 65342QAB8

Comparable Securities	0	1	2	3
Trade	101997840
Trade Date	09/18/2017	09/18/2017	09/18/2017	09/18/2017
Cusip	65342QAB8	65342QAB8	65342QAB8	65342QAB8
ComparableCusip	65342QAB8	404119BU	382550BG	680665AJ
Description of Security	NEP 4 1/2 09/15/27	HCA 4 1/2 02/15/27	GT 4 7/8 03/15/27	OLN 5 1/8 09/15/27
Name of Issuer	NEXTERA ENERGY	HCA INC	GOODYEAR TIRE & R	OLIN CORP
	OPERATING
Date of Purchase	09/18/2017	08/08/2016	03/02/2017	03/06/2017
Date of Offering Commenced	09/18/2017	08/08/2016	03/02/2017	03/06/2017
Unit Price	100.000	100.000	100.000	100.000
Current Yield	4.500%	4.500%	4.875%	5.125%
Yield To Maturity	4.500%	4.191%	4.459%	4.532%
Principal Amt of Total Offering	550,000,000.00	1,200,000,000.00	700,000,000.00	500,000,000.00
Underwriting Spread	1.250%	1.000%	1.250%	1.250%
Names of Underwriters (prospectus may be attached)	BANK OF AMERICA, BARCLAYS, CREDIT SUISSE, GOLDMAN SACHS, JP MORGAN, MORGAN STANLEY, MUFG SECURITIES, SCOTIA CAPITAL, UBS SECURITIES, WELLS FARGO, BMO CAPITAL, KEYBANC, RBC CAPITAL, REGION SECURITIES, SMBC NIKKO SECURITIES, SUNTRUST ROBINSON
Name(s) Dealer(s) from whom security was purchased	BARCLAYS BANK
Years of Continuous Operation	3 or more
Amount Purchased	225,000.00
% Offering Purchased by Fund	0.041%
% of Offering Purchased by Associated Accounts	0.319%
Sum of % of Offering Purchased	0.36%
% Fund Assets Applied to Purchase	0.076%
Is Sub-Adviser (or affiliate) a Manager or Co-Manager in the Offering	YES
Is the Manager or a Co-Manager in offering an affiliate of the Fund	YES

Rule 10f-3 Report
JHF II US High Yield Bond Fund
NEP 4 1/2 09/15/27, 65342QAB8

Purchased Security’s Eligibility (as defined in the procedures) (check one):

☐	Registered Public Offering	☐	Eligible Foreign Offering	☑	Eligible Rule 144A Security	☐	Government Security	☐	Eligible Municipal Security
Check if the following conditions have been met (and discuss any exceptions):
☑	The securities were purchased (1) prior to the end of the first day on which any sales were made at a price that did not exceed the price paid by each other purchaser in the offering or any concurrent offering of the securities (excepting, in an Eligible Foreign Offering, rights required by law to be granted to existing security holders) and (2) on or before the fourth day before termination, if a rights offering. Information with regard to comparable securities will be retained for recordkeeping as required to support this condition and provided upon request.
☑	The securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all the securities offered, except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.
☑	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during a comparable period of time.
☑	Except for Eligible Municipal Securities, the issuer of such securities has been in continuous operation for not less than three years (including the operations of predecessors).
☐	In the case of Eligible Municipal Securities, that they are sufficiently liquid that they can be sold at or near their carrying value within a reasonably short period of time and either (i) are subject to no greater than moderate credit risk, or (ii) if the issuer of the municipal securities, or the entity supplying the revenues or other payments from which the issue is to be paid, has been in continuous operation for less than three years, including the operation of any predecessors, the securities are subject to a minimal or low amount of credit risk.
☑	Percentage of offering purchased by the Fund and other funds advised by the same investment adviser (or its affiliates) or accounts with respect to which the same investment adviser (or its affiliates) has, and has exercised, investment discretion, did not exceed: (a) for Eligible Rule 144A offering, 25% of the total of (1) principal amount of offering of such class sold by underwriters to qualified institution buyers plus (2) principal amount of class in any concurrent public offering; (b) other securities, 25% of principal amount of offering of class.
☑	The Fund did not purchase the securities being offered directly or indirectly from an Affiliated Underwriter, provided that a purchase from a syndicate manager shall not be deemed to be a purchase from an Affiliated Underwriter so long as (a) such Affiliated Underwriter did not benefit directly or indirectly from, the transaction, and, (b) in the case of Eligible Municipal Securities, the purchase was not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.
Check below if written statements of issuer, syndicate manager, or underwriter or seller of securities were relied upon to determine:
☑	The securities were sold in an Eligible Rule 144A Offering;	☑	Compliance with the first condition, above, regarding time and price.
Attach copy of written statement for each box checked. On behalf of the Sub-Adviser, the undersigned hereby certifies that the purchase of securities noted above under “Purchased Security’s Eligibility” complies with the Fund’s Rule 10f-3 Procedures and that all records will be maintained for review and support for such certification. The review for Rule 10f-3 was comprehensive and included a review of the final offering documents for identification of affiliated underwriters.

Rule 10f-3 Report
JHF II US High Yield Bond Fund
NEP 4 1/4 09/15/24, 65342QAC6

Comparable Securities	0	1	2	3
Trade	101992513
Trade Date	09/18/2017	09/18/2017	09/18/2017	09/18/2017
Cusip	65342QAC6	65342QAC6	65342QAC6	65342QAC6
ComparableCusip	65342QAC6	00928QAQ	404119BN	23918KAQ
Description of Security	NEP 4 1/4 09/15/24	AYR 4 1/8 05/01/24	HCA 5 03/15/24	DVA 5 1/8 07/15/24
Name of Issuer	NEXTERA ENERGY OPERATING	AIRCASTLE LTD	HCA INC	DAVITA INC
Date of Purchase	09/18/2017	03/06/2017	03/03/2014	06/10/2014
Date of Offering Commenced	09/18/2017	03/06/2017	03/03/2014	06/10/2014
Unit Price	100.000	100.000	100.000	100.000
Current Yield	4.250%	4.125%	5.000%	5.125%
Yield To Maturity	4.250%	3.495%	3.769%	5.033%
Principal Amt of Total Offering	550,000,000.00	500,000,000.00	2,000,000,000.00	1,750,000,000.00
Underwriting Spread	1.250%	1.500%	1.000%	1.250%
Names of Underwriters (prospectus may be attached)	BANK OF AMERICA, BARCLAYS, CREDIT SUISSE, GOLDMAN SACHS, JP MORGAN, MORGAN STANLEY, MUFG SECURITIES, SCOTIA CAPITAL, UBS SECURITIES, WELLS FARGO, BMO CAPITAL, KEYBANC, RBC CAPITAL, REGION SECURITIES, SMBC NIKKO SECURITIES, SUNTRUST ROBINSON
Name(s) Dealer(s) from whom security was purchased	BANK OF AMERICA
Years of Continuous Operation	3 or more
Amount Purchased	125,000.00
% Offering Purchased by Fund	0.023%
% of Offering Purchased by Associated Accounts	0.157%
Sum of % of Offering Purchased	0.18%
% Fund Assets Applied to Purchase	0.042%
Is Sub-Adviser (or affiliate) a Manager or Co-Manager in the Offering	YES
Is the Manager or a Co-Manager in offering an affiliate of the Fund	YES

Rule 10f-3 Report
JHF II US High Yield Bond Fund
NEP 4 1/4 09/15/24, 65342QAC6

Purchased Security’s Eligibility (as defined in the procedures) (check one):

☐	Registered Public Offering	☐	Eligible Foreign Offering	☑	Eligible Rule 144A Security	☐	Government Security	☐	Eligible Municipal Security
Check if the following conditions have been met (and discuss any exceptions):
☑	The securities were purchased (1) prior to the end of the first day on which any sales were made at a price that did not exceed the price paid by each other purchaser in the offering or any concurrent offering of the securities (excepting, in an Eligible Foreign Offering, rights required by law to be granted to existing security holders) and (2) on or before the fourth day before termination, if a rights offering. Information with regard to comparable securities will be retained for recordkeeping as required to support this condition and provided upon request.
☑	The securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all the securities offered, except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.
☑	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during a comparable period of time.
☑	Except for Eligible Municipal Securities, the issuer of such securities has been in continuous operation for not less than three years (including the operations of predecessors).
☐	In the case of Eligible Municipal Securities, that they are sufficiently liquid that they can be sold at or near their carrying value within a reasonably short period of time and either (i) are subject to no greater than moderate credit risk, or (ii) if the issuer of the municipal securities, or the entity supplying the revenues or other payments from which the issue is to be paid, has been in continuous operation for less than three years, including the operation of any predecessors, the securities are subject to a minimal or low amount of credit risk.
☑	Percentage of offering purchased by the Fund and other funds advised by the same investment adviser (or its affiliates) or accounts with respect to which the same investment adviser (or its affiliates) has, and has exercised, investment discretion, did not exceed: (a) for Eligible Rule 144A offering, 25% of the total of (1) principal amount of offering of such class sold by underwriters to qualified institution buyers plus (2) principal amount of class in any concurrent public offering; (b) other securities, 25% of principal amount of offering of class.
☑	The Fund did not purchase the securities being offered directly or indirectly from an Affiliated Underwriter, provided that a purchase from a syndicate manager shall not be deemed to be a purchase from an Affiliated Underwriter so long as (a) such Affiliated Underwriter did not benefit directly or indirectly from, the transaction, and, (b) in the case of Eligible Municipal Securities, the purchase was not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.
Check below if written statements of issuer, syndicate manager, or underwriter or seller of securities were relied upon to determine:
☑	The securities were sold in an Eligible Rule 144A Offering;	☐	Compliance with the first condition, above, regarding time and price.
Attach copy of written statement for each box checked. On behalf of the Sub-Adviser, the undersigned hereby certifies that the purchase of securities noted above under “Purchased Security’s Eligibility” complies with the Fund’s Rule 10f-3 Procedures and that all records will be maintained for review and support for such certification. The review for Rule 10f-3 was comprehensive and included a review of the final offering documents for identification of affiliated underwriters.

Rule 10f-3 Report
JHF II US High Yield Bond Fund
MATHOM 6 1/2 10/01/25, 57701RAH5

Comparable Securities	0	1	2	3
Trade	102005842
Trade Date	09/20/2017	09/20/2017	09/20/2017	09/20/2017
Cusip	57701RAH5	57701RAH5	57701RAH5	57701RAH5
ComparableCusip	57701RAH5	001546AV	63938CAH	912909AM
Description of Security	MATHOM 6 1/2 10/01/25	AKS 6 3/8 10/15/25	NAVI 6 3/4 06/25/25	X 6 7/8 08/15/25
Name of Issuer	MATTAMY GROUP CORP	AK STEEL CORP	NAVIENT CORP	UNITED STATES STEE
Date of Purchase	09/20/2017	08/02/2017	05/23/2017	07/31/2017
Date of Offering Commenced	09/20/2017	08/02/2017	05/23/2017	07/31/2017
Unit Price	100.000	100.000	99.990	100.000
Current Yield	6.500%	6.375%	6.751%	6.875%
Yield To Maturity	6.500%	6.510%	6.034%	6.525%
Principal Amt of Total Offering	500,000,000.00	280,000,000.00	500,000,000.00	750,000,000.00
Underwriting Spread	1.750%	1.500%	1.000%	1.500%
Names of Underwriters (prospectus may be attached)	BMO CAPITAL, CREDIT SUISSE, JP MORGAN, MERRILL LYNCH, RBC CAPITAL, WELLS FARGO, CIBC WORLD, HSBC, NATIONAL BANK OF CANADA, SCOTIA CAPITAL
Name(s) Dealer(s) from whom security was purchased	CREDIT SUISSE
Years of Continuous Operation	3 or more
Amount Purchased	575,000.00
% Offering Purchased by Fund	0.115%
% of Offering Purchased by Associated Accounts	0.185%
Sum of % of Offering Purchased	0.30%
% Fund Assets Applied to Purchase	0.195%
Is Sub-Adviser (or affiliate) a Manager or Co-Manager in the Offering	YES
Is the Manager or a Co-Manager in offering an affiliate of the Fund	YES

Rule 10f-3 Report
JHF II US High Yield Bond Fund
MATHOM 6 1/2 10/01/25, 57701RAH5

Purchased Security’s Eligibility (as defined in the procedures) (check one):

☐	Registered Public Offering	☐	Eligible Foreign Offering	☑	Eligible Rule 144A Security	☐	Government Security	☐	Eligible Municipal Security
Check if the following conditions have been met (and discuss any exceptions):
☑	The securities were purchased (1) prior to the end of the first day on which any sales were made at a price that did not exceed the price paid by each other purchaser in the offering or any concurrent offering of the securities (excepting, in an Eligible Foreign Offering, rights required by law to be granted to existing security holders) and (2) on or before the fourth day before termination, if a rights offering. Information with regard to comparable securities will be retained for recordkeeping as required to support this condition and provided upon request.
☑	The securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all the securities offered, except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.
☑	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during a comparable period of time.
☑	Except for Eligible Municipal Securities, the issuer of such securities has been in continuous operation for not less than three years (including the operations of predecessors).
☐	In the case of Eligible Municipal Securities, that they are sufficiently liquid that they can be sold at or near their carrying value within a reasonably short period of time and either (i) are subject to no greater than moderate credit risk, or (ii) if the issuer of the municipal securities, or the entity supplying the revenues or other payments from which the issue is to be paid, has been in continuous operation for less than three years, including the operation of any predecessors, the securities are subject to a minimal or low amount of credit risk.
☑	Percentage of offering purchased by the Fund and other funds advised by the same investment adviser (or its affiliates) or accounts with respect to which the same investment adviser (or its affiliates) has, and has exercised, investment discretion, did not exceed: (a) for Eligible Rule 144A offering, 25% of the total of (1) principal amount of offering of such class sold by underwriters to qualified institution buyers plus (2) principal amount of class in any concurrent public offering; (b) other securities, 25% of principal amount of offering of class.
☑	The Fund did not purchase the securities being offered directly or indirectly from an Affiliated Underwriter, provided that a purchase from a syndicate manager shall not be deemed to be a purchase from an Affiliated Underwriter so long as (a) such Affiliated Underwriter did not benefit directly or indirectly from, the transaction, and, (b) in the case of Eligible Municipal Securities, the purchase was not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.
Check below if written statements of issuer, syndicate manager, or underwriter or seller of securities were relied upon to determine:
☑	The securities were sold in an Eligible Rule 144A Offering;	☑	Compliance with the first condition, above, regarding time and price.
Attach copy of written statement for each box checked. On behalf of the Sub-Adviser, the undersigned hereby certifies that the purchase of securities noted above under “Purchased Security’s Eligibility” complies with the Fund’s Rule 10f-3 Procedures and that all records will be maintained for review and support for such certification. The review for Rule 10f-3 was comprehensive and included a review of the final offering documents for identification of affiliated underwriters.

Rule 10f-3 Report
JHF II US High Yield Bond Fund
VIICN 5 3/8 09/30/25, 81783QAC9

Comparable Securities	0	1	2	3
Trade	102038898
Trade Date	09/25/2017	09/25/2017	09/25/2017	09/25/2017
Cusip	81783QAC9	81783QAC9	81783QAC9	81783QAC9
ComparableCusip	81783QAC9	030981AK	05508RAE	911365BD
Description of Security	VIICN 5 3/8 09/30/25	APU 5 1/2 05/20/25	BGS 5 1/4 04/01/25	URI 5 1/2 07/15/25
Name of Issuer	SEVEN GENERATIONS ENERGY	AMERIGAS PART/FIN	B&G FOODS INC	UNITED RENTALS NO
Date of Purchase	09/25/2017	12/13/2016	03/29/2017	03/12/2015
Date of Offering Commenced	09/25/2017	12/13/2016	03/29/2017	03/12/2015
Unit Price	100.000	100.000	100.000	100.000
Current Yield	5.375%	5.500%	5.250%	5.500%
Yield To Maturity	5.375%	4.966%	4.844%	4.367%
Principal Amt of Total Offering	700,000,000.00	700,000,000.00	500,000,000.00	800,000,000.00
Underwriting Spread	1.750%	1.250%	1.250%	1.000%
Names of Underwriters (prospectus may be attached)	CREDIT SUISSE, RBC CAPITAL, BMO CAPITAL, CIBC, JP MORGAN, NATIONAL BANK OF CANADA, SCOTIA CAPITAL, TD SECURITIES, ALTACORP CAPITAL, BARCLAYS, DESJARDINA SECURITIES, MACQUARIE CAPITAL, PETERS & CO, WELLS FARGO
Name(s) Dealer(s) from whom security was purchased	CREDIT SUISSE
Years of Continuous Operation	3 or more
Amount Purchased	1,150,000.00
% Offering Purchased by Fund	0.164%
% of Offering Purchased by Associated Accounts	0.266%
Sum of % of Offering Purchased	0.43%
% Fund Assets Applied to Purchase	0.389%
Is Sub-Adviser (or affiliate) a Manager or Co-Manager in the Offering	YES
Is the Manager or a Co-Manager in offering an affiliate of the Fund	YES

Rule 10f-3 Report
JHF II US High Yield Bond Fund
VIICN 5 3/8 09/30/25, 81783QAC9

Purchased Security’s Eligibility (as defined in the procedures) (check one):

☐	Registered Public Offering	☐	Eligible Foreign Offering	☑	Eligible Rule 144A Security	☐	Government Security	☐	Eligible Municipal Security
Check if the following conditions have been met (and discuss any exceptions):
☑	The securities were purchased (1) prior to the end of the first day on which any sales were made at a price that did not exceed the price paid by each other purchaser in the offering or any concurrent offering of the securities (excepting, in an Eligible Foreign Offering, rights required by law to be granted to existing security holders) and (2) on or before the fourth day before termination, if a rights offering. Information with regard to comparable securities will be retained for recordkeeping as required to support this condition and provided upon request.
☑	The securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all the securities offered, except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.
☑	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during a comparable period of time.
☑	Except for Eligible Municipal Securities, the issuer of such securities has been in continuous operation for not less than three years (including the operations of predecessors).
☐	In the case of Eligible Municipal Securities, that they are sufficiently liquid that they can be sold at or near their carrying value within a reasonably short period of time and either (i) are subject to no greater than moderate credit risk, or (ii) if the issuer of the municipal securities, or the entity supplying the revenues or other payments from which the issue is to be paid, has been in continuous operation for less than three years, including the operation of any predecessors, the securities are subject to a minimal or low amount of credit risk.
☑	Percentage of offering purchased by the Fund and other funds advised by the same investment adviser (or its affiliates) or accounts with respect to which the same investment adviser (or its affiliates) has, and has exercised, investment discretion, did not exceed: (a) for Eligible Rule 144A offering, 25% of the total of (1) principal amount of offering of such class sold by underwriters to qualified institution buyers plus (2) principal amount of class in any concurrent public offering; (b) other securities, 25% of principal amount of offering of class.
☑	The Fund did not purchase the securities being offered directly or indirectly from an Affiliated Underwriter, provided that a purchase from a syndicate manager shall not be deemed to be a purchase from an Affiliated Underwriter so long as (a) such Affiliated Underwriter did not benefit directly or indirectly from, the transaction, and, (b) in the case of Eligible Municipal Securities, the purchase was not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.
Check below if written statements of issuer, syndicate manager, or underwriter or seller of securities were relied upon to determine:
☑	The securities were sold in an Eligible Rule 144A Offering;	☐	Compliance with the first condition, above, regarding time and price.
Attach copy of written statement for each box checked. On behalf of the Sub-Adviser, the undersigned hereby certifies that the purchase of securities noted above under “Purchased Security’s Eligibility” complies with the Fund’s Rule 10f-3 Procedures and that all records will be maintained for review and support for such certification. The review for Rule 10f-3 was comprehensive and included a review of the final offering documents for identification of affiliated underwriters.

Rule 10f-3 Report
JHF II US High Yield Bond Fund
JONAHE 7 1/4 10/15/25, 47987LAA9

Comparable Securities	0	1	2	3
Trade	102069536
Trade Date	09/28/2017	09/28/2017	09/28/2017	09/28/2017
Cusip	47987LAA9	47987LAA9	47987LAA9	47987LAA9
ComparableCusip	47987LAA9	779382AU	832724AB	35906AAQ
Description of Security	JONAHE 7 1/4 10/15/25	RDC 7 3/8 06/15/25	SKGID 7 1/2 11/20/25	FTR 6 7/8 01/15/25
Name of Issuer	JONAH NRG LLC/FINANCE	ROWAN COMPANIES I	SMURFIT KAPPA TRE	FRONTIER COMMUNI
Date of Purchase	09/28/2017	12/06/2016	11/15/1995	09/03/2014
Date of Offering Commenced	09/28/2017	12/06/2016	11/15/1995	09/03/2014
Unit Price	100.000	100.000	99.539	100.000
Current Yield	7.250%	7.375%	7.535%	6.875%
Yield To Maturity	7.249%	7.452%	4.224%	12.428%
Principal Amt of Total Offering	600,000,000.00	500,000,000.00	350,000,000.00	775,000,000.00
Underwriting Spread	1.500%	1.231%	0.875%	2.000%
Names of Underwriters (prospectus may be attached)	Barclays, BMO, Citi, Deutsche, BAML, Natixis, WFS Co-Managers: ABN, BB&T, Capital Onc CIBC, ING, Mizuho, Scotia Capital, TPG
Name(s) Dealer(s) from whom security was purchased	CHASE SECURITIES
Years of Continuous Operation	3 or more
Amount Purchased	775,000.00
% Offering Purchased by Fund	0.129%
% of Offering Purchased by Associated Accounts	1.37%
Sum of % of Offering Purchased	1.50%
% Fund Assets Applied to Purchase	0.262%
Is Sub-Adviser (or affiliate) a Manager or Co-Manager in the Offering	YES
Is the Manager or a Co-Manager in offering an affiliate of the Fund	YES

Rule 10f-3 Report
JHF II US High Yield Bond Fund
JONAHE 7 1/4 10/15/25, 47987LAA9

Purchased Security’s Eligibility (as defined in the procedures) (check one):

☐	Registered Public Offering	☐	Eligible Foreign Offering	☑	Eligible Rule 144A Security	☐	Government Security	☐	Eligible Municipal Security
Check if the following conditions have been met (and discuss any exceptions):
☑	The securities were purchased (1) prior to the end of the first day on which any sales were made at a price that did not exceed the price paid by each other purchaser in the offering or any concurrent offering of the securities (excepting, in an Eligible Foreign Offering, rights required by law to be granted to existing security holders) and (2) on or before the fourth day before termination, if a rights offering. Information with regard to comparable securities will be retained for recordkeeping as required to support this condition and provided upon request.
☑	The securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all the securities offered, except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.
☑	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during a comparable period of time.
☑	Except for Eligible Municipal Securities, the issuer of such securities has been in continuous operation for not less than three years (including the operations of predecessors).
☐	In the case of Eligible Municipal Securities, that they are sufficiently liquid that they can be sold at or near their carrying value within a reasonably short period of time and either (i) are subject to no greater than moderate credit risk, or (ii) if the issuer of the municipal securities, or the entity supplying the revenues or other payments from which the issue is to be paid, has been in continuous operation for less than three years, including the operation of any predecessors, the securities are subject to a minimal or low amount of credit risk.
☑	Percentage of offering purchased by the Fund and other funds advised by the same investment adviser (or its affiliates) or accounts with respect to which the same investment adviser (or its affiliates) has, and has exercised, investment discretion, did not exceed: (a) for Eligible Rule 144A offering, 25% of the total of (1) principal amount of offering of such class sold by underwriters to qualified institution buyers plus (2) principal amount of class in any concurrent public offering; (b) other securities, 25% of principal amount of offering of class.
☐	The Fund did not purchase the securities being offered directly or indirectly from an Affiliated Underwriter, provided that a purchase from a syndicate manager shall not be deemed to be a purchase from an Affiliated Underwriter so long as (a) such Affiliated Underwriter did not benefit directly or indirectly from, the transaction, and, (b) in the case of Eligible Municipal Securities, the purchase was not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.
Check below if written statements of issuer, syndicate manager, or underwriter or seller of securities were relied upon to determine:
☑	The securities were sold in an Eligible Rule 144A Offering;	☑	Compliance with the first condition, above, regarding time and price.
Attach copy of written statement for each box checked. On behalf of the Sub-Adviser, the undersigned hereby certifies that the purchase of securities noted above under “Purchased Security’s Eligibility” complies with the Fund’s Rule 10f-3 Procedures and that all records will be maintained for review and support for such certification. The review for Rule 10f-3 was comprehensive and included a review of the final offering documents for identification of affiliated underwriters.

Rule 10f-3 Report
JHF II US High Yield Bond Fund
SBAC 4 10/01/22, 78410GAA2

Comparable Securities	0	1	2	3
Trade	102070603
Trade Date	09/28/2017	09/28/2017	09/28/2017	09/28/2017
Cusip	78410GAA2	78410GAA2	78410GAA2	78410GAA2
ComparableCusip	78410GAA2	626717AD	871503AK	87264AAR
Description of Security	SBAC 4 10/01/22	MUR 4 06/01/22	SYMC 3.95 06/15/22	TMUS 4 04/15/22
Name of Issuer	SBA COMMUNICATIONS CORP	MURPHY OIL CORP	SYMANTEC CORP	T-MOBILE USA INC
Date of Purchase	09/28/2017	05/15/2012	06/11/2012	03/13/2017
Date of Offering Commenced	09/28/2017	05/15/2012	06/11/2012	03/13/2017
Unit Price	100.000	99.786	99.200	100.000
Current Yield	4.000%	4.009%	3.982%	4.000%
Yield To Maturity	4.000%	4.148%	3.058%	2.636%
Principal Amt of Total Offering	750,000,000.00	500,000,000.00	400,000,000.00	500,000,000.00
Underwriting Spread	1.500%	0.650%	0.450%	0.158%
Names of Underwriters (prospectus may be attached)	Barclays, Citigroup, Deutsche, JP Morgan, Mizuho Securities, TD Securities, WF Securities
Name(s) Dealer(s) from whom security was purchased	CITIGROUP GL 274
Years of Continuous Operation	3 or more
Amount Purchased	525,000.00
% Offering Purchased by Fund	0.070%
% of Offering Purchased by Associated Accounts	1.43%
Sum of % of Offering Purchased	1.50%
% Fund Assets Applied to Purchase	0.178%
Is Sub-Adviser (or affiliate) a Manager or Co-Manager in the Offering	YES
Is the Manager or a Co-Manager in offering an affiliate of the Fund	YES

Rule 10f-3 Report
JHF II US High Yield Bond Fund
SBAC 4 10/01/22, 78410GAA2

Purchased Security’s Eligibility (as defined in the procedures) (check one):

☐	Registered Public Offering	☐	Eligible Foreign Offering	☑	Eligible Rule 144A Security	☐	Government Security	☐	Eligible Municipal Security
Check if the following conditions have been met (and discuss any exceptions):
☑	The securities were purchased (1) prior to the end of the first day on which any sales were made at a price that did not exceed the price paid by each other purchaser in the offering or any concurrent offering of the securities (excepting, in an Eligible Foreign Offering, rights required by law to be granted to existing security holders) and (2) on or before the fourth day before termination, if a rights offering. Information with regard to comparable securities will be retained for recordkeeping as required to support this condition and provided upon request.
☑	The securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all the securities offered, except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.
☑	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during a comparable period of time.
☑	Except for Eligible Municipal Securities, the issuer of such securities has been in continuous operation for not less than three years (including the operations of predecessors).
☐	In the case of Eligible Municipal Securities, that they are sufficiently liquid that they can be sold at or near their carrying value within a reasonably short period of time and either (i) are subject to no greater than moderate credit risk, or (ii) if the issuer of the municipal securities, or the entity supplying the revenues or other payments from which the issue is to be paid, has been in continuous operation for less than three years, including the operation of any predecessors, the securities are subject to a minimal or low amount of credit risk.
☑	Percentage of offering purchased by the Fund and other funds advised by the same investment adviser (or its affiliates) or accounts with respect to which the same investment adviser (or its affiliates) has, and has exercised, investment discretion, did not exceed: (a) for Eligible Rule 144A offering, 25% of the total of (1) principal amount of offering of such class sold by underwriters to qualified institution buyers plus (2) principal amount of class in any concurrent public offering; (b) other securities, 25% of principal amount of offering of class.
☑	The Fund did not purchase the securities being offered directly or indirectly from an Affiliated Underwriter, provided that a purchase from a syndicate manager shall not be deemed to be a purchase from an Affiliated Underwriter so long as (a) such Affiliated Underwriter did not benefit directly or indirectly from, the transaction, and, (b) in the case of Eligible Municipal Securities, the purchase was not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.
Check below if written statements of issuer, syndicate manager, or underwriter or seller of securities were relied upon to determine:
☑	The securities were sold in an Eligible Rule 144A Offering;	☑	Compliance with the first condition, above, regarding time and price.
Attach copy of written statement for each box checked. On behalf of the Sub-Adviser, the undersigned hereby certifies that the purchase of securities noted above under “Purchased Security’s Eligibility” complies with the Fund’s Rule 10f-3 Procedures and that all records will be maintained for review and support for such certification. The review for Rule 10f-3 was comprehensive and included a review of the final offering documents for identification of affiliated underwriters.

Rule 10f-3 Report
John Hancock Core Bond Fund
SUMIBK 2.784 07/12/22, 86562MAQ3

Comparable Securities	0	1	2	3
Trade	101450478
Trade Date	07/06/2017	07/06/2017	07/06/2017	07/06/2017
Cusip	86562MAQ3	86562MAQ3	86562MAQ3	86562MAQ3
ComparableCusip	86562MAQ3	056752AH1	37045XBY1	046353AQ1
Description of Security	SUMIBK 2.784 07/12/22	BIDU 2 7/8 07/06/22	GM 3.15 06/30/22	AZN 2 3/8 06/12/22
Name of Issuer	SUMITOMO MITSUI	BAIDU INC	GENERAL MOTORS FI	ASTRAZENECA PLC
	FINL GRP
Date of Purchase	07/06/2017	06/27/2017	06/27/2017	06/05/2017
Date of Offering Commenced	07/06/2017	06/27/2017	06/27/2017	06/05/2017
Unit Price	100.000	99.470	99.830	99.682
Current Yield	2.784%	2.890%	3.155%	2.383%
Yield To Maturity	2.784%	2.912%	3.187%	2.443%
Principal Amt of Total Offering	2,000,000,000.00	900,000,000.00	1,250,000,000.00	1,000,000,000.00
Underwriting Spread	0.350%	0.275%	0.350%	0.350%
	Goldman Sachs, SMBC
	Nikko, BofA Merrill
	Lynch, Citigroup,
Names of Underwriters (prospectus may be attached)	Barclays Capital, J.P.
	Morgan, Nomura,
	Daiwa, HSBC, Credit
	Agricole, Credit Suisse,
	UBS, Wells Fargo
Name(s) Dealer(s) from whom security was purchased	NIKKO SECURITIES
Years of Continuous Operation	3 or more
Amount Purchased	1,780,000.00
% Offering Purchased by Fund	0.089%
% of Offering Purchased by Associated Accounts	2.411%
Sum of % of Offering Purchased	2.50%
% Fund Assets Applied to Purchase	0.103%
Is Sub-Adviser (or affiliate) a Manager or Co-Manager in the Offering	YES
Is the Manager or a Co-Manager in offering an affiliate of the Fund	YES

Rule 10f-3 Report
John Hancock Core Bond Fund
SUMIBK 2.784 07/12/22, 86562MAQ3

Purchased Security’s Eligibility (as defined in the procedures) (check one):

☑	Registered Public Offering	☐	Eligible Foreign Offering	☐	Eligible Rule 144A Security	☐	Government Security	☐	Eligible Municipal Security
Check if the following conditions have been met (and discuss any exceptions):
☑	The securities were purchased (1) prior to the end of the first day on which any sales were made at a price that did not exceed the price paid by each other purchaser in the offering or any concurrent offering of the securities (excepting, in an Eligible Foreign Offering, rights required by law to be granted to existing security holders) and (2) on or before the fourth day before termination, if a rights offering. Information with regard to comparable securities will be retained for recordkeeping as required to support this condition and provided upon request.
☑	The securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all the securities offered, except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.
☑	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during a comparable period of time.
☑	Except for Eligible Municipal Securities, the issuer of such securities has been in continuous operation for not less than three years (including the operations of predecessors).
☐	In the case of Eligible Municipal Securities, that they are sufficiently liquid that they can be sold at or near their carrying value within a reasonably short period of time and either (i) are subject to no greater than moderate credit risk, or (ii) if the issuer of the municipal securities, or the entity supplying the revenues or other payments from which the issue is to be paid, has been in continuous operation for less than three years, including the operation of any predecessors, the securities are subject to a minimal or low amount of credit risk.
☑	Percentage of offering purchased by the Fund and other funds advised by the same investment adviser (or its affiliates) or accounts with respect to which the same investment adviser (or its affiliates) has, and has exercised, investment discretion, did not exceed: (a) for Eligible Rule 144A offering, 25% of the total of (1) principal amount of offering of such class sold by underwriters to qualified institution buyers plus (2) principal amount of class in any concurrent public offering; (b) other securities, 25% of principal amount of offering of class.
☑	The Fund did not purchase the securities being offered directly or indirectly from an Affiliated Underwriter, provided that a purchase from a syndicate manager shall not be deemed to be a purchase from an Affiliated Underwriter so long as (a) such Affiliated Underwriter did not benefit directly or indirectly from, the transaction, and, (b) in the case of Eligible Municipal Securities, the purchase was not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.
Check below if written statements of issuer, syndicate manager, or underwriter or seller of securities were relied upon to determine:
☐	The securities were sold in an Eligible Rule 144A Offering;	☐	Compliance with the first condition, above, regarding time and price.
Attach copy of written statement for each box checked. On behalf of the Sub-Adviser, the undersigned hereby certifies that the purchase of securities noted above under “Purchased Security’s Eligibility” complies with the Fund’s Rule 10f-3 Procedures and that all records will be maintained for review and support for such certification. The review for Rule 10f-3 was comprehensive and included a review of the final offering documents for identification of affiliated underwriters.

Rule 10f-3 Report
John Hancock Core Bond Fund
ISPIM 3 1/8 07/14/22, 46115HAZ0

Comparable Securities	0	1	2	3
Trade	101484245
Trade Date	07/10/2017	07/10/2017	07/10/2017	07/10/2017
Cusip	46115HAZ0	46115HAZ0	46115HAZ0	46115HAZ0
ComparableCusip	46115HAZ0	056752AH1	37045XBY1	046353AQ1
Description of Security	ISPIM 3 1/8 07/14/22	BIDU 2 7/8 07/06/22	GM 3.15 06/30/22	AZN 2 3/8 06/12/22
Name of Issuer	INTESA SANPAOLO	BAIDU INC	GENERAL MOTORS FI	ASTRAZENECA PLC
	SPA
Date of Purchase	07/10/2017	06/27/2017	06/27/2017	06/05/2017
Date of Offering Commenced	07/10/2017	06/27/2017	06/27/2017	06/05/2017
Unit Price	99.844	99.470	99.830	99.682
Current Yield	3.130%	2.890%	3.155%	2.383%
Yield To Maturity	3.159%	2.765%	3.187%	2.315%
Principal Amt of Total Offering	1,250,000,000.00	900,000,000.00	1,250,000,000.00	1,000,000,000.00
Underwriting Spread	0.350%	0.275%	0.350%	0.350%
	Banca IMI, BofA Merrill
	Lynch, Citigroup,
Names of Underwriters (prospectus may be attached)	Goldman Sachs, J.P.
	Morgan, Morgan
	Stanley, Wells Fargo
Name(s) Dealer(s) from whom security was purchased	CHASE SECURITIES
Years of Continuous Operation	3 or more
Amount Purchased	2,175,000.00
% Offering Purchased by Fund	0.174%
% of Offering Purchased by Associated Accounts	2.626%
Sum of % of Offering Purchased	2.80%
% Fund Assets Applied to Purchase	0.126%
Is Sub-Adviser (or affiliate) a Manager or Co-Manager in the Offering	YES
Is the Manager or a Co-Manager in offering an affiliate of the Fund	YES

Rule 10f-3 Report
John Hancock Core Bond Fund
ISPIM 3 1/8 07/14/22, 46115HAZ0

Purchased Security’s Eligibility (as defined in the procedures) (check one):

☐	Registered Public Offering	☐	Eligible Foreign Offering	☑	Eligible Rule 144A Security	☐	Government Security	☐	Eligible Municipal Security
Check if the following conditions have been met (and discuss any exceptions):
☑	The securities were purchased (1) prior to the end of the first day on which any sales were made at a price that did not exceed the price paid by each other purchaser in the offering or any concurrent offering of the securities (excepting, in an Eligible Foreign Offering, rights required by law to be granted to existing security holders) and (2) on or before the fourth day before termination, if a rights offering. Information with regard to comparable securities will be retained for recordkeeping as required to support this condition and provided upon request.
☑	The securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all the securities offered, except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.
☑	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during a comparable period of time.
☑	Except for Eligible Municipal Securities, the issuer of such securities has been in continuous operation for not less than three years (including the operations of predecessors).
☐	In the case of Eligible Municipal Securities, that they are sufficiently liquid that they can be sold at or near their carrying value within a reasonably short period of time and either (i) are subject to no greater than moderate credit risk, or (ii) if the issuer of the municipal securities, or the entity supplying the revenues or other payments from which the issue is to be paid, has been in continuous operation for less than three years, including the operation of any predecessors, the securities are subject to a minimal or low amount of credit risk.
☑	Percentage of offering purchased by the Fund and other funds advised by the same investment adviser (or its affiliates) or accounts with respect to which the same investment adviser (or its affiliates) has, and has exercised, investment discretion, did not exceed: (a) for Eligible Rule 144A offering, 25% of the total of (1) principal amount of offering of such class sold by underwriters to qualified institution buyers plus (2) principal amount of class in any concurrent public offering; (b) other securities, 25% of principal amount of offering of class.
☑	The Fund did not purchase the securities being offered directly or indirectly from an Affiliated Underwriter, provided that a purchase from a syndicate manager shall not be deemed to be a purchase from an Affiliated Underwriter so long as (a) such Affiliated Underwriter did not benefit directly or indirectly from, the transaction, and, (b) in the case of Eligible Municipal Securities, the purchase was not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.
Check below if written statements of issuer, syndicate manager, or underwriter or seller of securities were relied upon to determine:
☐	The securities were sold in an Eligible Rule 144A Offering;	☐	Compliance with the first condition, above, regarding time and price.
Attach copy of written statement for each box checked. On behalf of the Sub-Adviser, the undersigned hereby certifies that the purchase of securities noted above under “Purchased Security’s Eligibility” complies with the Fund’s Rule 10f-3 Procedures and that all records will be maintained for review and support for such certification. The review for Rule 10f-3 was comprehensive and included a review of the final offering documents for identification of affiliated underwriters.

Rule 10f-3 Report
John Hancock Core Bond Fund
ISPIM 3 7/8 07/14/27, 46115HBB2

Comparable Securities	0	1	2	3
Trade	101484521
Trade Date	07/10/2017	07/10/2017	07/10/2017	07/10/2017
Cusip	46115HBB2	46115HBB2	46115HBB2	46115HBB2
ComparableCusip	46115HBB2	03027XAP5	042735BF6	046353AN8
Description of Security	ISPIM 3 7/8 07/14/27	AMT 3.55 07/15/27	ARW 3 7/8 01/12/28	AZN 3 1/8 06/12/27
Name of Issuer	INTESA SANPAOLO	AMERICAN TOWER C	ARROW ELECTRONIC	ASTRAZENECA PLC
	SPA
Date of Purchase	07/10/2017	06/27/2017	06/01/2017	06/05/2017
Date of Offering Commenced	07/10/2017	06/27/2017	06/01/2017	06/05/2017
Unit Price	99.786	99.773	99.575	99.490
Current Yield	3.883%	3.558%	3.892%	3.141%
Yield To Maturity	3.901%	3.561%	3.924%	3.071%
Principal Amt of Total Offering	1,250,000,000.00	750,000,000.00	500,000,000.00	750,000,000.00
Underwriting Spread	0.450%	0.650%	0.650%	0.450%
	Banca IMI, BofA Merrill
	Lynch, Citigroup,
Names of Underwriters (prospectus may be attached)	Goldman Sachs, J.P.
	Morgan, Morgan
	Stanley, Wells Fargo
Name(s) Dealer(s) from whom security was purchased	CHASE SECURITIES
Years of Continuous Operation	3 or more
Amount Purchased	1,805,000.00
% Offering Purchased by Fund	0.144%
% of Offering Purchased by Associated Accounts	2.656%
Sum of % of Offering Purchased	2.80%
% Fund Assets Applied to Purchase	0.104%
Is Sub-Adviser (or affiliate) a Manager or Co-Manager in the Offering	YES
Is the Manager or a Co-Manager in offering an affiliate of the Fund	YES

Rule 10f-3 Report
John Hancock Core Bond Fund
ISPIM 3 7/8 07/14/27, 46115HBB2

Purchased Security’s Eligibility (as defined in the procedures) (check one):

☐	Registered Public Offering	☐	Eligible Foreign Offering	☑	Eligible Rule 144A Security	☐	Government Security	☐	Eligible Municipal Security
Check if the following conditions have been met (and discuss any exceptions):
☑	The securities were purchased (1) prior to the end of the first day on which any sales were made at a price that did not exceed the price paid by each other purchaser in the offering or any concurrent offering of the securities (excepting, in an Eligible Foreign Offering, rights required by law to be granted to existing security holders) and (2) on or before the fourth day before termination, if a rights offering. Information with regard to comparable securities will be retained for recordkeeping as required to support this condition and provided upon request.
☑	The securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all the securities offered, except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.
☑	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during a comparable period of time.
☑	Except for Eligible Municipal Securities, the issuer of such securities has been in continuous operation for not less than three years (including the operations of predecessors).
☐	In the case of Eligible Municipal Securities, that they are sufficiently liquid that they can be sold at or near their carrying value within a reasonably short period of time and either (i) are subject to no greater than moderate credit risk, or (ii) if the issuer of the municipal securities, or the entity supplying the revenues or other payments from which the issue is to be paid, has been in continuous operation for less than three years, including the operation of any predecessors, the securities are subject to a minimal or low amount of credit risk.
☑	Percentage of offering purchased by the Fund and other funds advised by the same investment adviser (or its affiliates) or accounts with respect to which the same investment adviser (or its affiliates) has, and has exercised, investment discretion, did not exceed: (a) for Eligible Rule 144A offering, 25% of the total of (1) principal amount of offering of such class sold by underwriters to qualified institution buyers plus (2) principal amount of class in any concurrent public offering; (b) other securities, 25% of principal amount of offering of class.
☑	The Fund did not purchase the securities being offered directly or indirectly from an Affiliated Underwriter, provided that a purchase from a syndicate manager shall not be deemed to be a purchase from an Affiliated Underwriter so long as (a) such Affiliated Underwriter did not benefit directly or indirectly from, the transaction, and, (b) in the case of Eligible Municipal Securities, the purchase was not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.
Check below if written statements of issuer, syndicate manager, or underwriter or seller of securities were relied upon to determine:
☐	The securities were sold in an Eligible Rule 144A Offering;	☐	Compliance with the first condition, above, regarding time and price.
Attach copy of written statement for each box checked. On behalf of the Sub-Adviser, the undersigned hereby certifies that the purchase of securities noted above under “Purchased Security’s Eligibility” complies with the Fund’s Rule 10f-3 Procedures and that all records will be maintained for review and support for such certification. The review for Rule 10f-3 was comprehensive and included a review of the final offering documents for identification of affiliated underwriters.

Rule 10f-3 Report
John Hancock Core Bond Fund
OKE 4 07/13/27, 682680AS2

Comparable Securities	0	1	2	3
Trade	101481030
Trade Date	07/10/2017	07/10/2017	07/10/2017	07/10/2017
Cusip	682680AS2	682680AS2	682680AS2	682680AS2
ComparableCusip	682680AS2	03027XAP5	042735BF6	046353AN8
Description of Security	OKE 4 07/13/27	AMT 3.55 07/15/27	ARW 3 7/8 01/12/28	AZN 3 1/8 06/12/27
Name of Issuer	ONEOK INC	AMERICAN TOWER C	ARROW ELECTRONIC	ASTRAZENECA PLC
Date of Purchase	07/10/2017	06/27/2017	06/01/2017	06/05/2017
Date of Offering Commenced	07/10/2017	06/27/2017	06/01/2017	06/05/2017
Unit Price	99.845	99.773	99.575	99.490
Current Yield	4.006%	3.558%	3.892%	3.141%
Yield To Maturity	4.019%	3.680%	3.924%	3.155%
Principal Amt of Total Offering	500,000,000.00	750,000,000.00	500,000,000.00	750,000,000.00
Underwriting Spread	0.650%	0.650%	0.650%	0.450%
	Citigroup, Barclays,
	BofA Merrill Lynch,
	Mizuho, Credit Suisse,
	Goldman Sachs, J.P.
	Morgan, Morgan
	Stanley, MUFG
Names of Underwriters (prospectus may be attached)	Securities, PNC Capital
	Markets, SMBC Nikko,
	TD Securities, U.S.
	Bancorp, Wells Fargo,
	BB&T Capital Markets,
	BOK Financial
	Securities, Regions
	Securities
Name(s) Dealer(s) from whom security was purchased	CITIGROUP GL 274
Years of Continuous Operation	3 or more
Amount Purchased	710,000.00
% Offering Purchased by Fund	0.142%
% of Offering Purchased by Associated Accounts	2.858%
Sum of % of Offering Purchased	3.0%
% Fund Assets Applied to Purchase	0.041%
Is Sub-Adviser (or affiliate) a Manager or Co-Manager in the Offering	YES
Is the Manager or a Co-Manager in offering an affiliate of the Fund	YES

Rule 10f-3 Report
John Hancock Core Bond Fund
OKE 4 07/13/27, 682680AS2

Purchased Security’s Eligibility (as defined in the procedures) (check one):

☑	Registered Public Offering	☐	Eligible Foreign Offering	☐	Eligible Rule 144A Security	☐	Government Security	☐	Eligible Municipal Security
Check if the following conditions have been met (and discuss any exceptions):
☑	The securities were purchased (1) prior to the end of the first day on which any sales were made at a price that did not exceed the price paid by each other purchaser in the offering or any concurrent offering of the securities (excepting, in an Eligible Foreign Offering, rights required by law to be granted to existing security holders) and (2) on or before the fourth day before termination, if a rights offering. Information with regard to comparable securities will be retained for recordkeeping as required to support this condition and provided upon request.
☑	The securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all the securities offered, except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.
☑	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during a comparable period of time.
☑	Except for Eligible Municipal Securities, the issuer of such securities has been in continuous operation for not less than three years (including the operations of predecessors).
☐	In the case of Eligible Municipal Securities, that they are sufficiently liquid that they can be sold at or near their carrying value within a reasonably short period of time and either (i) are subject to no greater than moderate credit risk, or (ii) if the issuer of the municipal securities, or the entity supplying the revenues or other payments from which the issue is to be paid, has been in continuous operation for less than three years, including the operation of any predecessors, the securities are subject to a minimal or low amount of credit risk.
☑	Percentage of offering purchased by the Fund and other funds advised by the same investment adviser (or its affiliates) or accounts with respect to which the same investment adviser (or its affiliates) has, and has exercised, investment discretion, did not exceed: (a) for Eligible Rule 144A offering, 25% of the total of (1) principal amount of offering of such class sold by underwriters to qualified institution buyers plus (2) principal amount of class in any concurrent public offering; (b) other securities, 25% of principal amount of offering of class.
☑	The Fund did not purchase the securities being offered directly or indirectly from an Affiliated Underwriter, provided that a purchase from a syndicate manager shall not be deemed to be a purchase from an Affiliated Underwriter so long as (a) such Affiliated Underwriter did not benefit directly or indirectly from, the transaction, and, (b) in the case of Eligible Municipal Securities, the purchase was not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.
Check below if written statements of issuer, syndicate manager, or underwriter or seller of securities were relied upon to determine:
☐	The securities were sold in an Eligible Rule 144A Offering;	☐	Compliance with the first condition, above, regarding time and price.
Attach copy of written statement for each box checked. On behalf of the Sub-Adviser, the undersigned hereby certifies that the purchase of securities noted above under “Purchased Security’s Eligibility” complies with the Fund’s Rule 10f-3 Procedures and that all records will be maintained for review and support for such certification. The review for Rule 10f-3 was comprehensive and included a review of the final offering documents for identification of affiliated underwriters.

Rule 10f-3 Report
John Hancock Core Bond Fund
OKE 4.95 07/13/47, 682680AT0

Comparable Securities	0	1	2	3
Trade	101481171
Trade Date	07/10/2017	07/10/2017	07/10/2017	07/10/2017
Cusip	682680AT0	682680AT0	682680AT0	682680AT0
ComparableCusip	682680AT0	485134BQ2	384802AD6	458140AY6
Description of Security	OKE 4.95 07/13/47	GXP 4.2 06/15/47	GWW 4.2 05/15/47	INTC 4.1 05/11/47
Name of Issuer	ONEOK INC	KANSAS CITY POWER	WW GRAINGER INC	INTEL CORP
Date of Purchase	07/10/2017	06/13/2017	05/15/2017	05/08/2017
Date of Offering Commenced	07/10/2017	06/13/2017	05/15/2017	05/08/2017
Unit Price	98.753	99.729	99.646	99.419
Current Yield	5.013%	4.211%	4.215%	4.124%
Yield To Maturity	5.031%	4.136%	4.221%	4.134%
Principal Amt of Total Offering	700,000,000.00	300,000,000.00	400,000,000.00	1,000,000,000.00
Underwriting Spread	0.875%	0.875%	0.875%	0.400%
	Citigroup, Barclays,
	BofA Merrill Lynch,
	Mizuho, Credit Suisse,
	Goldman Sachs, J.P.
	Morgan, Morgan
	Stanley, MUFG, PNC
Names of Underwriters (prospectus may be attached)	Capital Markets, SMBC
	Nikko, TD Securities,
	U.S. Bancorp, Wells
	Fargo, BB&T Capital
	Markets, BOK Financial
	Securities, Regions
	Securities
Name(s) Dealer(s) from whom security was purchased	CITIGROUP GL 274
Years of Continuous Operation	3 or more
Amount Purchased	1,065,000.00
% Offering Purchased by Fund	0.152%
% of Offering Purchased by Associated Accounts	1.988%
Sum of % of Offering Purchased	2.14%
% Fund Assets Applied to Purchase	0.062%
Is Sub-Adviser (or affiliate) a Manager or Co-Manager in the Offering	YES
Is the Manager or a Co-Manager in offering an affiliate of the Fund	YES

Rule 10f-3 Report
John Hancock Core Bond Fund
OKE 4.95 07/13/47, 682680AT0

Purchased Security’s Eligibility (as defined in the procedures) (check one):

☑	Registered Public Offering	☐	Eligible Foreign Offering	☐	Eligible Rule 144A Security	☐	Government Security	☐	Eligible Municipal Security
Check if the following conditions have been met (and discuss any exceptions):
☑	The securities were purchased (1) prior to the end of the first day on which any sales were made at a price that did not exceed the price paid by each other purchaser in the offering or any concurrent offering of the securities (excepting, in an Eligible Foreign Offering, rights required by law to be granted to existing security holders) and (2) on or before the fourth day before termination, if a rights offering. Information with regard to comparable securities will be retained for recordkeeping as required to support this condition and provided upon request.
☑	The securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all the securities offered, except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.
☑	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during a comparable period of time.
☑	Except for Eligible Municipal Securities, the issuer of such securities has been in continuous operation for not less than three years (including the operations of predecessors).
☐	In the case of Eligible Municipal Securities, that they are sufficiently liquid that they can be sold at or near their carrying value within a reasonably short period of time and either (i) are subject to no greater than moderate credit risk, or (ii) if the issuer of the municipal securities, or the entity supplying the revenues or other payments from which the issue is to be paid, has been in continuous operation for less than three years, including the operation of any predecessors, the securities are subject to a minimal or low amount of credit risk.
☑	Percentage of offering purchased by the Fund and other funds advised by the same investment adviser (or its affiliates) or accounts with respect to which the same investment adviser (or its affiliates) has, and has exercised, investment discretion, did not exceed: (a) for Eligible Rule 144A offering, 25% of the total of (1) principal amount of offering of such class sold by underwriters to qualified institution buyers plus (2) principal amount of class in any concurrent public offering; (b) other securities, 25% of principal amount of offering of class.
☑	The Fund did not purchase the securities being offered directly or indirectly from an Affiliated Underwriter, provided that a purchase from a syndicate manager shall not be deemed to be a purchase from an Affiliated Underwriter so long as (a) such Affiliated Underwriter did not benefit directly or indirectly from, the transaction, and, (b) in the case of Eligible Municipal Securities, the purchase was not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.
Check below if written statements of issuer, syndicate manager, or underwriter or seller of securities were relied upon to determine:
☐	The securities were sold in an Eligible Rule 144A Offering;	☐	Compliance with the first condition, above, regarding time and price.
Attach copy of written statement for each box checked. On behalf of the Sub-Adviser, the undersigned hereby certifies that the purchase of securities noted above under “Purchased Security’s Eligibility” complies with the Fund’s Rule 10f-3 Procedures and that all records will be maintained for review and support for such certification. The review for Rule 10f-3 was comprehensive and included a review of the final offering documents for identification of affiliated underwriters.

Rule 10f-3 Report
John Hancock Core Bond Fund
SOV 4.4 07/13/27, 80282KAN6

Comparable Securities	0	1	2	3
Trade	101481275
Trade Date	07/10/2017	07/10/2017	07/10/2017	07/10/2017
Cusip	80282KAN6	80282KAN6	80282KAN6	80282KAN6
ComparableCusip	80282KAN6	03027XAP5	042735BF6	046353AN8
Description of Security	SOV 4.4 07/13/27	AMT 3.55 07/15/27	ARW 3 7/8 01/12/28	AZN 3 1/8 06/12/27
Name of Issuer	SANTANDER HOLDINGS USA	AMERICAN TOWER C	ARROW ELECTRONIC	ASTRAZENECA PLC
Date of Purchase	07/10/2017	06/27/2017	06/01/2017	06/05/2017
Date of Offering Commenced	07/10/2017	06/27/2017	06/01/2017	06/05/2017
Unit Price	99.816	99.773	99.575	99.490
Current Yield	4.408%	3.558%	3.892%	3.141%
Yield To Maturity	4.423%	3.561%	3.924%	3.071%
Principal Amt of Total Offering	800,000,000.00	750,000,000.00	500,000,000.00	750,000,000.00
Underwriting Spread	0.450%	0.650%	0.650%	0.450%
Names of Underwriters (prospectus may be attached)	Barclays, Citigroup, Santander, RBC Capital Markets, Deutsche Bank, Wells Fargo
Name(s) Dealer(s) from whom security was purchased	BARCLAYS BANK
Years of Continuous Operation	3 or more
Amount Purchased	1,210,000.00
% Offering Purchased by Fund	0.151%
% of Offering Purchased by Associated Accounts	5.229%
Sum of % of Offering Purchased	5.38%
% Fund Assets Applied to Purchase	0.070%
Is Sub-Adviser (or affiliate) a Manager or Co-Manager in the Offering	YES
Is the Manager or a Co-Manager in offering an affiliate of the Fund	YES

Rule 10f-3 Report
John Hancock Core Bond Fund
SOV 4.4 07/13/27, 80282KAN6

Purchased Security’s Eligibility (as defined in the procedures) (check one):

☐	Registered Public Offering	☐	Eligible Foreign Offering	☑	Eligible Rule 144A Security	☐	Government Security	☐	Eligible Municipal Security
Check if the following conditions have been met (and discuss any exceptions):
☑	The securities were purchased (1) prior to the end of the first day on which any sales were made at a price that did not exceed the price paid by each other purchaser in the offering or any concurrent offering of the securities (excepting, in an Eligible Foreign Offering, rights required by law to be granted to existing security holders) and (2) on or before the fourth day before termination, if a rights offering. Information with regard to comparable securities will be retained for recordkeeping as required to support this condition and provided upon request.
☑	The securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all the securities offered, except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.
☑	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during a comparable period of time.
☑	Except for Eligible Municipal Securities, the issuer of such securities has been in continuous operation for not less than three years (including the operations of predecessors).
☐	In the case of Eligible Municipal Securities, that they are sufficiently liquid that they can be sold at or near their carrying value within a reasonably short period of time and either (i) are subject to no greater than moderate credit risk, or (ii) if the issuer of the municipal securities, or the entity supplying the revenues or other payments from which the issue is to be paid, has been in continuous operation for less than three years, including the operation of any predecessors, the securities are subject to a minimal or low amount of credit risk.
☑	Percentage of offering purchased by the Fund and other funds advised by the same investment adviser (or its affiliates) or accounts with respect to which the same investment adviser (or its affiliates) has, and has exercised, investment discretion, did not exceed: (a) for Eligible Rule 144A offering, 25% of the total of (1) principal amount of offering of such class sold by underwriters to qualified institution buyers plus (2) principal amount of class in any concurrent public offering; (b) other securities, 25% of principal amount of offering of class.
☑	The Fund did not purchase the securities being offered directly or indirectly from an Affiliated Underwriter, provided that a purchase from a syndicate manager shall not be deemed to be a purchase from an Affiliated Underwriter so long as (a) such Affiliated Underwriter did not benefit directly or indirectly from, the transaction, and, (b) in the case of Eligible Municipal Securities, the purchase was not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.
Check below if written statements of issuer, syndicate manager, or underwriter or seller of securities were relied upon to determine:
☐	The securities were sold in an Eligible Rule 144A Offering;	☐	Compliance with the first condition, above, regarding time and price.
Attach copy of written statement for each box checked. On behalf of the Sub-Adviser, the undersigned hereby certifies that the purchase of securities noted above under “Purchased Security’s Eligibility” complies with the Fund’s Rule 10f-3 Procedures and that all records will be maintained for review and support for such certification. The review for Rule 10f-3 was comprehensive and included a review of the final offering documents for identification of affiliated underwriters.

Rule 10f-3 Report
John Hancock Core Bond Fund
NAVSL 2017-4A A3, 63940AAC2

Comparable Securities	0	1	2	3
Trade	101551831
Trade Date	07/18/2017	07/18/2017	07/18/2017	07/18/2017
Cusip	63940AAC2	63940AAC2	63940AAC2	63940AAC2
ComparableCusip	63940AAC2	02005AGB8	89190BAE8	02582JHE3
Description of Security	NAVSL 2017-4A A3	AMOT 2017-2 A	TAOT 2017-B A4	AMXCA 2017-3 A
Name of Issuer	NAVSL 2017-4A A3	ALLY MASTER OWNE	Toyota Auto Receivable	AMERICAN EXPRESS
Date of Purchase	07/18/2017
Date of Offering Commenced		06/20/2017	05/09/2017	04/18/2017
Unit Price	100.000	100.000	99.973	99.981
Current Yield	1.000%	1.569%	2.051%	1.770%
Yield To Maturity	2.239%	1.554%	2.060%	1.810%
Principal Amt of Total Offering	472,000,000.00	250,000,000.00	132,260,000.00	1,700,000,000.00
Underwriting Spread	0.300%	0.250%	0.250%	0.250%
Names of Underwriters (prospectus may be attached)	RBC Capital Markets, Wells Fargo, Barclays, Credit Suisse, J.P. Morgan, Merrill Lynch
Name(s) Dealer(s) from whom security was purchased	RBC DAIN RAUSCHER
Years of Continuous Operation	3 or more
Amount Purchased	5,225,000.00
% Offering Purchased by Fund	1.107%
% of Offering Purchased by Associated Accounts	14.783
Sum of % of Offering Purchased	15.89%
% Fund Assets Applied to Purchase	0.302%
Is Sub-Adviser (or affiliate) a Manager or Co-Manager in the Offering	YES
Is the Manager or a Co-Manager in offering an affiliate of the Fund	YES

Rule 10f-3 Report
John Hancock Core Bond Fund
NAVSL 2017-4A A3, 63940AAC2

Purchased Security’s Eligibility (as defined in the procedures) (check one):

☐	Registered Public Offering	☐	Eligible Foreign Offering	☑	Eligible Rule 144A Security	☐	Government Security	☐	Eligible Municipal Security
Check if the following conditions have been met (and discuss any exceptions):
☑	The securities were purchased (1) prior to the end of the first day on which any sales were made at a price that did not exceed the price paid by each other purchaser in the offering or any concurrent offering of the securities (excepting, in an Eligible Foreign Offering, rights required by law to be granted to existing security holders) and (2) on or before the fourth day before termination, if a rights offering. Information with regard to comparable securities will be retained for recordkeeping as required to support this condition and provided upon request.
☑	The securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all the securities offered, except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.
☑	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during a comparable period of time.
☑	Except for Eligible Municipal Securities, the issuer of such securities has been in continuous operation for not less than three years (including the operations of predecessors).
☐	In the case of Eligible Municipal Securities, that they are sufficiently liquid that they can be sold at or near their carrying value within a reasonably short period of time and either (i) are subject to no greater than moderate credit risk, or (ii) if the issuer of the municipal securities, or the entity supplying the revenues or other payments from which the issue is to be paid, has been in continuous operation for less than three years, including the operation of any predecessors, the securities are subject to a minimal or low amount of credit risk.
☑	Percentage of offering purchased by the Fund and other funds advised by the same investment adviser (or its affiliates) or accounts with respect to which the same investment adviser (or its affiliates) has, and has exercised, investment discretion, did not exceed: (a) for Eligible Rule 144A offering, 25% of the total of (1) principal amount of offering of such class sold by underwriters to qualified institution buyers plus (2) principal amount of class in any concurrent public offering; (b) other securities, 25% of principal amount of offering of class.
☑	The Fund did not purchase the securities being offered directly or indirectly from an Affiliated Underwriter, provided that a purchase from a syndicate manager shall not be deemed to be a purchase from an Affiliated Underwriter so long as (a) such Affiliated Underwriter did not benefit directly or indirectly from, the transaction, and, (b) in the case of Eligible Municipal Securities, the purchase was not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.
Check below if written statements of issuer, syndicate manager, or underwriter or seller of securities were relied upon to determine:
☐	The securities were sold in an Eligible Rule 144A Offering;	☐	Compliance with the first condition, above, regarding time and price.
Attach copy of written statement for each box checked. On behalf of the Sub-Adviser, the undersigned hereby certifies that the purchase of securities noted above under “Purchased Security’s Eligibility” complies with the Fund’s Rule 10f-3 Procedures and that all records will be maintained for review and support for such certification. The review for Rule 10f-3 was comprehensive and included a review of the final offering documents for identification of affiliated underwriters.

Rule 10f-3 Report
John Hancock Core Bond Fund
ATDBCN 3.55 07/26/27, 01626PAH9

Comparable Securities	0	1	2	3
Trade	101560940
Trade Date	07/19/2017	07/19/2017	07/19/2017	07/19/2017
Cusip	01626PAH9	01626PAH9	01626PAH9	01626PAH9
ComparableCusip	01626PAH9	606822AR5	056752AJ7	037833CX6
Description of Security	ATDBCN 3.55 07/26/27	MUFG 3.287 07/25/27	BIDU 3 5/8 07/06/27	AAPL 3 06/20/27
Name of Issuer	ALIMENTATION COUCHE-TARD	MITSUBISHI UFJ FIN G	BAIDU INC	APPLE INC
Date of Purchase	07/19/2017	07/18/2017	06/27/2017	06/13/2017
Date of Offering Commenced	07/19/2017	07/18/2017	06/27/2017	06/13/2017
Unit Price	99.866	100.000	99.576	99.769
Current Yield	3.555%	3.287%	3.640%	3.007%
Yield To Maturity	3.566%	3.212%	3.501%	3.011%
Principal Amt of Total Offering	1,000,000,000.00	1,000,000,000.00	600,000,000.00	1,000,000,000.00
Underwriting Spread	0.650%	0.450%	0.275%	0.200%
Names of Underwriters (prospectus may be attached)	HSBC, MUFG, Rabo, Scotia, Wells Fargo, BMO, Desjardins, Deutsche Bank, National Bank of Canada, PNC, RBC, SMBC Nikko
Name(s) Dealer(s) from whom security was purchased	HSBC SECURITIES
Years of Continuous Operation	3 or more
Amount Purchased	1,305,000.00
% Offering Purchased by Fund	0.131%
% of Offering Purchased by Associated Accounts	1.37%
Sum of % of Offering Purchased	1.50%
% Fund Assets Applied to Purchase	0.076%
Is Sub-Adviser (or affiliate) a Manager or Co-Manager in the Offering	YES
Is the Manager or a Co-Manager in offering an affiliate of the Fund	YES

Rule 10f-3 Report
John Hancock Core Bond Fund
ATDBCN 3.55 07/26/27, 01626PAH9

Purchased Security’s Eligibility (as defined in the procedures) (check one):

☐	Registered Public Offering	☐	Eligible Foreign Offering	☑	Eligible Rule 144A Security	☐	Government Security	☐	Eligible Municipal Security
Check if the following conditions have been met (and discuss any exceptions):
☑	The securities were purchased (1) prior to the end of the first day on which any sales were made at a price that did not exceed the price paid by each other purchaser in the offering or any concurrent offering of the securities (excepting, in an Eligible Foreign Offering, rights required by law to be granted to existing security holders) and (2) on or before the fourth day before termination, if a rights offering. Information with regard to comparable securities will be retained for recordkeeping as required to support this condition and provided upon request.
☑	The securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all the securities offered, except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.
☑	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during a comparable period of time.
☑	Except for Eligible Municipal Securities, the issuer of such securities has been in continuous operation for not less than three years (including the operations of predecessors).
☐	In the case of Eligible Municipal Securities, that they are sufficiently liquid that they can be sold at or near their carrying value within a reasonably short period of time and either (i) are subject to no greater than moderate credit risk, or (ii) if the issuer of the municipal securities, or the entity supplying the revenues or other payments from which the issue is to be paid, has been in continuous operation for less than three years, including the operation of any predecessors, the securities are subject to a minimal or low amount of credit risk.
☑	Percentage of offering purchased by the Fund and other funds advised by the same investment adviser (or its affiliates) or accounts with respect to which the same investment adviser (or its affiliates) has, and has exercised, investment discretion, did not exceed: (a) for Eligible Rule 144A offering, 25% of the total of (1) principal amount of offering of such class sold by underwriters to qualified institution buyers plus (2) principal amount of class in any concurrent public offering; (b) other securities, 25% of principal amount of offering of class.
☑	The Fund did not purchase the securities being offered directly or indirectly from an Affiliated Underwriter, provided that a purchase from a syndicate manager shall not be deemed to be a purchase from an Affiliated Underwriter so long as (a) such Affiliated Underwriter did not benefit directly or indirectly from, the transaction, and, (b) in the case of Eligible Municipal Securities, the purchase was not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.
Check below if written statements of issuer, syndicate manager, or underwriter or seller of securities were relied upon to determine:
☐	The securities were sold in an Eligible Rule 144A Offering;	☐	Compliance with the first condition, above, regarding time and price.
Attach copy of written statement for each box checked. On behalf of the Sub-Adviser, the undersigned hereby certifies that the purchase of securities noted above under “Purchased Security’s Eligibility” complies with the Fund’s Rule 10f-3 Procedures and that all records will be maintained for review and support for such certification. The review for Rule 10f-3 was comprehensive and included a review of the final offering documents for identification of affiliated underwriters.

Rule 10f-3 Report
John Hancock Core Bond Fund
ATDBCN 2.7 07/26/22, 01626PAJ5

Comparable Securities	0	1	2	3
Trade	101560896
Trade Date	07/19/2017	07/19/2017	07/19/2017	07/19/2017
Cusip	01626PAJ5	01626PAJ5	01626PAJ5	01626PAJ5
ComparableCusip	01626PAJ5	025816BM0	606822AP9	37045XBY1
Description of Security	ATDBCN 2.7 07/26/22	AXP 2 1/2 08/01/22	MUFG 2.665 07/25/22	GM 3.15 06/30/22
Name of Issuer	ALIMENTATION COUCHE-TARD	AMERICAN EXPRESS	MITSUBISHI UFJ FIN G	GENERAL MOTORS FI
Date of Purchase	07/19/2017	07/27/2017	07/18/2017	06/27/2017
Date of Offering Commenced	07/19/2017	07/27/2017	07/18/2017	06/27/2017
Unit Price	99.907	99.921	100.000	99.830
Current Yield	2.703%	2.502%	2.665%	3.155%
Yield To Maturity	2.720%	2.517%	2.645%	3.187%
Principal Amt of Total Offering	1,000,000,000.00	1,850,000,000.00	2,000,000,000.00	1,250,000,000.00
Underwriting Spread	0.600%	0.350%	0.350%	0.350%
Names of Underwriters (prospectus may be attached)	HSBC, Mitsubishi UFJ, Rabobank, Scotiabank, Wells Fargo, BMO Capital Markets, Deutsche Bank, Mouvement des caisses Desjardins, National Bank Financial, PNC, RBC , Sumitomo Mitsui
Name(s) Dealer(s) from whom security was purchased	MUFG SECURITIES
Years of Continuous Operation	3 or more
Amount Purchased	2,200,000.00
% Offering Purchased by Fund	0.220%
% of Offering Purchased by Associated Accounts	2.28%
Sum of % of Offering Purchased	2.50%
% Fund Assets Applied to Purchase	0.127%
Is Sub-Adviser (or affiliate) a Manager or Co-Manager in the Offering	YES
Is the Manager or a Co-Manager in offering an affiliate of the Fund	YES

Rule 10f-3 Report
John Hancock Core Bond Fund
ATDBCN 2.7 07/26/22, 01626PAJ5

Purchased Security’s Eligibility (as defined in the procedures) (check one):

☐	Registered Public Offering	☐	Eligible Foreign Offering	☑	Eligible Rule 144A Security	☐	Government Security	☐	Eligible Municipal Security
Check if the following conditions have been met (and discuss any exceptions):
☑	The securities were purchased (1) prior to the end of the first day on which any sales were made at a price that did not exceed the price paid by each other purchaser in the offering or any concurrent offering of the securities (excepting, in an Eligible Foreign Offering, rights required by law to be granted to existing security holders) and (2) on or before the fourth day before termination, if a rights offering. Information with regard to comparable securities will be retained for recordkeeping as required to support this condition and provided upon request.
☑	The securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all the securities offered, except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.
☑	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during a comparable period of time.
☑	Except for Eligible Municipal Securities, the issuer of such securities has been in continuous operation for not less than three years (including the operations of predecessors).
☐	In the case of Eligible Municipal Securities, that they are sufficiently liquid that they can be sold at or near their carrying value within a reasonably short period of time and either (i) are subject to no greater than moderate credit risk, or (ii) if the issuer of the municipal securities, or the entity supplying the revenues or other payments from which the issue is to be paid, has been in continuous operation for less than three years, including the operation of any predecessors, the securities are subject to a minimal or low amount of credit risk.
☑	Percentage of offering purchased by the Fund and other funds advised by the same investment adviser (or its affiliates) or accounts with respect to which the same investment adviser (or its affiliates) has, and has exercised, investment discretion, did not exceed: (a) for Eligible Rule 144A offering, 25% of the total of (1) principal amount of offering of such class sold by underwriters to qualified institution buyers plus (2) principal amount of class in any concurrent public offering; (b) other securities, 25% of principal amount of offering of class.
☑	The Fund did not purchase the securities being offered directly or indirectly from an Affiliated Underwriter, provided that a purchase from a syndicate manager shall not be deemed to be a purchase from an Affiliated Underwriter so long as (a) such Affiliated Underwriter did not benefit directly or indirectly from, the transaction, and, (b) in the case of Eligible Municipal Securities, the purchase was not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.
Check below if written statements of issuer, syndicate manager, or underwriter or seller of securities were relied upon to determine:
☐	The securities were sold in an Eligible Rule 144A Offering;	☐	Compliance with the first condition, above, regarding time and price.
Attach copy of written statement for each box checked. On behalf of the Sub-Adviser, the undersigned hereby certifies that the purchase of securities noted above under “Purchased Security’s Eligibility” complies with the Fund’s Rule 10f-3 Procedures and that all records will be maintained for review and support for such certification. The review for Rule 10f-3 was comprehensive and included a review of the final offering documents for identification of affiliated underwriters.

Rule 10f-3 Report
John Hancock Core Bond Fund
CHD 2.45 08/01/22, 171340AK8

Comparable Securities	0	1	2	3
Trade	101567905
Trade Date	07/20/2017	07/20/2017	07/20/2017	07/20/2017
Cusip	171340AK8	171340AK8	171340AK8	171340AK8
ComparableCusip	171340AK8	056752AH1	37045XBY1	046353AQ1
Description of Security	CHD 2.45 08/01/22	BIDU 2 7/8 07/06/22	GM 3.15 06/30/22	AZN 2 3/8 06/12/22
Name of Issuer	CHURCH & DWIGHT CO INC	BAIDU INC	GENERAL MOTORS FI	ASTRAZENECA PLC
Date of Purchase	07/20/2017	06/27/2017	06/27/2017	06/05/2017
Date of Offering Commenced	07/20/2017	06/27/2017	06/27/2017	06/05/2017
Unit Price	99.878	99.470	99.830	99.682
Current Yield	2.453%	2.890%	3.155%	2.383%
Yield To Maturity	2.476%	2.747%	3.187%	2.372%
Principal Amt of Total Offering	300,000,000.00	900,000,000.00	1,250,000,000.00	1,000,000,000.00
Underwriting Spread	0.600%	0.275%	0.350%	0.350%
Names of Underwriters (prospectus may be attached)	BofA Merrill Lynch, MUFG Securities, Wells Fargo, SunTrust Robinson Humphrey, Deutsche Bank, HSBC, Scotia Capital, BMO Capital, Citizens Capital, Lloyds Securities, Commonwealth Bank of Australia
Name(s) Dealer(s) from whom security was purchased	BANK OF AMERICA
Years of Continuous Operation	3 or more
Amount Purchased	495,000.00
% Offering Purchased by Fund	0.165%
% of Offering Purchased by Associated Accounts	2.165%
Sum of % of Offering Purchased	2.33%
% Fund Assets Applied to Purchase	0.029%
Is Sub-Adviser (or affiliate) a Manager or Co-Manager in the Offering	YES
Is the Manager or a Co-Manager in offering an affiliate of the Fund	YES

Rule 10f-3 Report
John Hancock Core Bond Fund
CHD 2.45 08/01/22, 171340AK8

Purchased Security’s Eligibility (as defined in the procedures) (check one):

☑	Registered Public Offering	☐	Eligible Foreign Offering	☐	Eligible Rule 144A Security	☐	Government Security	☐	Eligible Municipal Security
Check if the following conditions have been met (and discuss any exceptions):
☑	The securities were purchased (1) prior to the end of the first day on which any sales were made at a price that did not exceed the price paid by each other purchaser in the offering or any concurrent offering of the securities (excepting, in an Eligible Foreign Offering, rights required by law to be granted to existing security holders) and (2) on or before the fourth day before termination, if a rights offering. Information with regard to comparable securities will be retained for recordkeeping as required to support this condition and provided upon request.
☑	The securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all the securities offered, except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.
☑	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during a comparable period of time.
☑	Except for Eligible Municipal Securities, the issuer of such securities has been in continuous operation for not less than three years (including the operations of predecessors).
☐	In the case of Eligible Municipal Securities, that they are sufficiently liquid that they can be sold at or near their carrying value within a reasonably short period of time and either (i) are subject to no greater than moderate credit risk, or (ii) if the issuer of the municipal securities, or the entity supplying the revenues or other payments from which the issue is to be paid, has been in continuous operation for less than three years, including the operation of any predecessors, the securities are subject to a minimal or low amount of credit risk.
☑	Percentage of offering purchased by the Fund and other funds advised by the same investment adviser (or its affiliates) or accounts with respect to which the same investment adviser (or its affiliates) has, and has exercised, investment discretion, did not exceed: (a) for Eligible Rule 144A offering, 25% of the total of (1) principal amount of offering of such class sold by underwriters to qualified institution buyers plus (2) principal amount of class in any concurrent public offering; (b) other securities, 25% of principal amount of offering of class.
☑	The Fund did not purchase the securities being offered directly or indirectly from an Affiliated Underwriter, provided that a purchase from a syndicate manager shall not be deemed to be a purchase from an Affiliated Underwriter so long as (a) such Affiliated Underwriter did not benefit directly or indirectly from, the transaction, and, (b) in the case of Eligible Municipal Securities, the purchase was not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.
Check below if written statements of issuer, syndicate manager, or underwriter or seller of securities were relied upon to determine:
☐	The securities were sold in an Eligible Rule 144A Offering;	☐	Compliance with the first condition, above, regarding time and price.
Attach copy of written statement for each box checked. On behalf of the Sub-Adviser, the undersigned hereby certifies that the purchase of securities noted above under “Purchased Security’s Eligibility” complies with the Fund’s Rule 10f-3 Procedures and that all records will be maintained for review and support for such certification. The review for Rule 10f-3 was comprehensive and included a review of the final offering documents for identification of affiliated underwriters.

Rule 10f-3 Report
John Hancock Core Bond Fund
CHD 3.95 08/01/47, 171340AL6

Comparable Securities	0	1	2	3
Trade	101567988
Trade Date	07/20/2017	07/20/2017	07/20/2017	07/20/2017
Cusip	171340AL6	171340AL6	171340AL6	171340AL6
ComparableCusip	171340AL6	485134BQ2	384802AD6	458140AY6
Description of Security	CHD 3.95 08/01/47	GXP 4.2 06/15/47	GWW 4.2 05/15/47	INTC 4.1 05/11/47
Name of Issuer	CHURCH & DWIGHT CO INC	KANSAS CITY POWER	WW GRAINGER INC	INTEL CORP
Date of Purchase	07/20/2017	06/13/2017	05/15/2017	05/08/2017
Date of Offering Commenced	07/20/2017	06/13/2017	05/15/2017	05/08/2017
Unit Price	99.268	99.729	99.646	99.419
Current Yield	3.979%	4.211%	4.215%	4.124%
Yield To Maturity	3.992%	4.011%	4.221%	4.134%
Principal Amt of Total Offering	400,000,000.00	300,000,000.00	400,000,000.00	1,000,000,000.00
Underwriting Spread	0.875%	0.875%	0.875%	0.400%
Names of Underwriters (prospectus may be attached)	BofA Merrill Lynch,
MUFG Securities, Wells
Fargo Securities,
SunTrust Robinson
Humphrey, Deutsche
Bank Securities, HSBC
Securities, Scotia
Capital, BMO Capital
Markets, Citizens
Capital Markets, Lloyds
Securities,
Commonwealth Bank of
	Australia
Name(s) Dealer(s) from whom security was purchased	BANK OF AMERICA
Years of Continuous Operation	3 or more
Amount Purchased	495,000.00
% Offering Purchased by Fund	0.124%
% of Offering Purchased by Associated Accounts	1.626%
Sum of % of Offering Purchased	1.75%
% Fund Assets Applied to Purchase	0.029%
Is Sub-Adviser (or affiliate) a Manager or Co-Manager in the Offering	YES
Is the Manager or a Co-Manager in offering an affiliate of the Fund	YES

Rule 10f-3 Report
John Hancock Core Bond Fund
CHD 3.95 08/01/47, 171340AL6

Purchased Security’s Eligibility (as defined in the procedures) (check one):

☑	Registered Public Offering	☐	Eligible Foreign Offering	☐	Eligible Rule 144A Security	☐	Government Security	☐	Eligible Municipal Security
Check if the following conditions have been met (and discuss any exceptions):
☑	The securities were purchased (1) prior to the end of the first day on which any sales were made at a price that did not exceed the price paid by each other purchaser in the offering or any concurrent offering of the securities (excepting, in an Eligible Foreign Offering, rights required by law to be granted to existing security holders) and (2) on or before the fourth day before termination, if a rights offering. Information with regard to comparable securities will be retained for recordkeeping as required to support this condition and provided upon request.
☑	The securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all the securities offered, except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.
☑	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during a comparable period of time.
☑	Except for Eligible Municipal Securities, the issuer of such securities has been in continuous operation for not less than three years (including the operations of predecessors).
☐	In the case of Eligible Municipal Securities, that they are sufficiently liquid that they can be sold at or near their carrying value within a reasonably short period of time and either (i) are subject to no greater than moderate credit risk, or (ii) if the issuer of the municipal securities, or the entity supplying the revenues or other payments from which the issue is to be paid, has been in continuous operation for less than three years, including the operation of any predecessors, the securities are subject to a minimal or low amount of credit risk.
☑	Percentage of offering purchased by the Fund and other funds advised by the same investment adviser (or its affiliates) or accounts with respect to which the same investment adviser (or its affiliates) has, and has exercised, investment discretion, did not exceed: (a) for Eligible Rule 144A offering, 25% of the total of (1) principal amount of offering of such class sold by underwriters to qualified institution buyers plus (2) principal amount of class in any concurrent public offering; (b) other securities, 25% of principal amount of offering of class.
☑	The Fund did not purchase the securities being offered directly or indirectly from an Affiliated Underwriter, provided that a purchase from a syndicate manager shall not be deemed to be a purchase from an Affiliated Underwriter so long as (a) such Affiliated Underwriter did not benefit directly or indirectly from, the transaction, and, (b) in the case of Eligible Municipal Securities, the purchase was not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.
Check below if written statements of issuer, syndicate manager, or underwriter or seller of securities were relied upon to determine:
☐	The securities were sold in an Eligible Rule 144A Offering;	☐	Compliance with the first condition, above, regarding time and price.
Attach copy of written statement for each box checked. On behalf of the Sub-Adviser, the undersigned hereby certifies that the purchase of securities noted above under “Purchased Security’s Eligibility” complies with the Fund’s Rule 10f-3 Procedures and that all records will be maintained for review and support for such certification. The review for Rule 10f-3 was comprehensive and included a review of the final offering documents for identification of affiliated underwriters.

Rule 10f-3 Report
John Hancock Core Bond Fund
CHD 3.15 08/01/27, 171340AN2

Comparable Securities	0	1	2	3
Trade	101567820
Trade Date	07/20/2017	07/20/2017	07/20/2017	07/20/2017
Cusip	171340AN2	171340AN2	171340AN2	171340AN2
ComparableCusip	171340AN2	03027XAP5	042735BF6	046353AN8
Description of Security	CHD 3.15 08/01/27	AMT 3.55 07/15/27	ARW 3 7/8 01/12/28	AZN 3 1/8 06/12/27
Name of Issuer	CHURCH & DWIGHT CO INC	AMERICAN TOWER C	ARROW ELECTRONIC	ASTRAZENECA PLC
Date of Purchase	07/20/2017	06/27/2017	06/01/2017	06/05/2017
Date of Offering Commenced	07/20/2017	06/27/2017	06/01/2017	06/05/2017
Unit Price	99.897	99.773	99.575	99.490
Current Yield	3.153%	3.558%	3.892%	3.141%
Yield To Maturity	3.162%	3.602%	3.924%	3.158%
Principal Amt of Total Offering	425,000,000.00	750,000,000.00	500,000,000.00	750,000,000.00
Underwriting Spread	0.650%	0.650%	0.650%	0.450%
Names of Underwriters (prospectus may be attached)	BofA Merrill Lynch, MUFG Securities, Wells Fargo , SunTrust Robinson Humphrey, Deutsche Bank, HSBC, Scotia Capital, BMO Capital, Citizens Capital Markets, Lloyds Securities, Commonwealth Bank of Australia
Name(s) Dealer(s) from whom security was purchased	BANK OF AMERICA
Years of Continuous Operation	3 or more
Amount Purchased	495,000.00
% Offering Purchased by Fund	0.116%
% of Offering Purchased by Associated Accounts	1.534%
Sum of % of Offering Purchased	1.65%
% Fund Assets Applied to Purchase	0.029%
Is Sub-Adviser (or affiliate) a Manager or Co-Manager in the Offering	YES
Is the Manager or a Co-Manager in offering an affiliate of the Fund	YES

Rule 10f-3 Report
John Hancock Core Bond Fund
CHD 3.15 08/01/27, 171340AN2

Purchased Security’s Eligibility (as defined in the procedures) (check one):

☑	Registered Public Offering	☐	Eligible Foreign Offering	☐	Eligible Rule 144A Security	☐	Government Security	☐	Eligible Municipal Security
Check if the following conditions have been met (and discuss any exceptions):
☑	The securities were purchased (1) prior to the end of the first day on which any sales were made at a price that did not exceed the price paid by each other purchaser in the offering or any concurrent offering of the securities (excepting, in an Eligible Foreign Offering, rights required by law to be granted to existing security holders) and (2) on or before the fourth day before termination, if a rights offering. Information with regard to comparable securities will be retained for recordkeeping as required to support this condition and provided upon request.
☑	The securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all the securities offered, except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.
☑	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during a comparable period of time.
☑	Except for Eligible Municipal Securities, the issuer of such securities has been in continuous operation for not less than three years (including the operations of predecessors).
☐	In the case of Eligible Municipal Securities, that they are sufficiently liquid that they can be sold at or near their carrying value within a reasonably short period of time and either (i) are subject to no greater than moderate credit risk, or (ii) if the issuer of the municipal securities, or the entity supplying the revenues or other payments from which the issue is to be paid, has been in continuous operation for less than three years, including the operation of any predecessors, the securities are subject to a minimal or low amount of credit risk.
☑	Percentage of offering purchased by the Fund and other funds advised by the same investment adviser (or its affiliates) or accounts with respect to which the same investment adviser (or its affiliates) has, and has exercised, investment discretion, did not exceed: (a) for Eligible Rule 144A offering, 25% of the total of (1) principal amount of offering of such class sold by underwriters to qualified institution buyers plus (2) principal amount of class in any concurrent public offering; (b) other securities, 25% of principal amount of offering of class.
☑	The Fund did not purchase the securities being offered directly or indirectly from an Affiliated Underwriter, provided that a purchase from a syndicate manager shall not be deemed to be a purchase from an Affiliated Underwriter so long as (a) such Affiliated Underwriter did not benefit directly or indirectly from, the transaction, and, (b) in the case of Eligible Municipal Securities, the purchase was not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.
Check below if written statements of issuer, syndicate manager, or underwriter or seller of securities were relied upon to determine:
☐	The securities were sold in an Eligible Rule 144A Offering;	☐	Compliance with the first condition, above, regarding time and price.
Attach copy of written statement for each box checked. On behalf of the Sub-Adviser, the undersigned hereby certifies that the purchase of securities noted above under “Purchased Security’s Eligibility” complies with the Fund’s Rule 10f-3 Procedures and that all records will be maintained for review and support for such certification. The review for Rule 10f-3 was comprehensive and included a review of the final offering documents for identification of affiliated underwriters.

Rule 10f-3 Report
John Hancock Core Bond Fund
AMXCA 2017-5 A, 02588NAA3

Comparable Securities	0	1	2	3
Trade	101581887
Trade Date	07/24/2017	07/24/2017	07/24/2017	07/24/2017
Cusip	02588NAA3	02588NAA3	02588NAA3	02588NAA3
ComparableCusip	02588NAA3	17305EGB5	89190BAE8	02582JHE3
Description of Security	AMXCA 2017-5 A	CCCIT 2017-A3 A3	TAOT 2017-B A4	AMXCA 2017-3 A
Name of Issuer	AMXCA 2017-5 A	CITIBANK CREDIT CA	Toyota Auto Receivable	AMERICAN EXPRESS
Date of Purchase	07/24/2017
Date of Offering Commenced		04/04/2017	05/09/2017	04/18/2017
Unit Price	100.000	100.267	99.973	99.981
Current Yield	1.632%	1.915%	2.051%	1.770%
Yield To Maturity	0%	1.752%	2.060%	1.809%
Principal Amt of Total Offering	500,000,000.00	1,900,000,000.00	132,260,000.00	1,700,000,000.00
Underwriting Spread	0.275%	0.250%	0.300%	0.250%
Names of Underwriters (prospectus may be attached)	Citigroup, Wells Fargo Securities, HSBC, Lloyds Securities, TD Securities, CastleOak Securities, Mischler Financial Group
Name(s) Dealer(s) from whom security was purchased	CITIGROUP GL MBS 274
Years of Continuous Operation	3 or more
Amount Purchased	2,793,000.00
% Offering Purchased by Fund	0.559%
% of Offering Purchased by Associated Accounts	7.441%
Sum of % of Offering Purchased	8.00%
% Fund Assets Applied to Purchase	0.161%
Is Sub-Adviser (or affiliate) a Manager or Co-Manager in the Offering	YES
Is the Manager or a Co-Manager in offering an affiliate of the Fund	YES

Rule 10f-3 Report
John Hancock Core Bond Fund
AMXCA 2017-5 A, 02588NAA3

Purchased Security’s Eligibility (as defined in the procedures) (check one):

☑	Registered Public Offering	☐	Eligible Foreign Offering	☐	Eligible Rule 144A Security	☐	Government Security	☐	Eligible Municipal Security
Check if the following conditions have been met (and discuss any exceptions):
☑	The securities were purchased (1) prior to the end of the first day on which any sales were made at a price that did not exceed the price paid by each other purchaser in the offering or any concurrent offering of the securities (excepting, in an Eligible Foreign Offering, rights required by law to be granted to existing security holders) and (2) on or before the fourth day before termination, if a rights offering. Information with regard to comparable securities will be retained for recordkeeping as required to support this condition and provided upon request.
☑	The securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all the securities offered, except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.
☑	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during a comparable period of time.
☑	Except for Eligible Municipal Securities, the issuer of such securities has been in continuous operation for not less than three years (including the operations of predecessors).
☐	In the case of Eligible Municipal Securities, that they are sufficiently liquid that they can be sold at or near their carrying value within a reasonably short period of time and either (i) are subject to no greater than moderate credit risk, or (ii) if the issuer of the municipal securities, or the entity supplying the revenues or other payments from which the issue is to be paid, has been in continuous operation for less than three years, including the operation of any predecessors, the securities are subject to a minimal or low amount of credit risk.
☑	Percentage of offering purchased by the Fund and other funds advised by the same investment adviser (or its affiliates) or accounts with respect to which the same investment adviser (or its affiliates) has, and has exercised, investment discretion, did not exceed: (a) for Eligible Rule 144A offering, 25% of the total of (1) principal amount of offering of such class sold by underwriters to qualified institution buyers plus (2) principal amount of class in any concurrent public offering; (b) other securities, 25% of principal amount of offering of class.
☑	The Fund did not purchase the securities being offered directly or indirectly from an Affiliated Underwriter, provided that a purchase from a syndicate manager shall not be deemed to be a purchase from an Affiliated Underwriter so long as (a) such Affiliated Underwriter did not benefit directly or indirectly from, the transaction, and, (b) in the case of Eligible Municipal Securities, the purchase was not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.
Check below if written statements of issuer, syndicate manager, or underwriter or seller of securities were relied upon to determine:
☐	The securities were sold in an Eligible Rule 144A Offering;	☐	Compliance with the first condition, above, regarding time and price.
Attach copy of written statement for each box checked. On behalf of the Sub-Adviser, the undersigned hereby certifies that the purchase of securities noted above under “Purchased Security’s Eligibility” complies with the Fund’s Rule 10f-3 Procedures and that all records will be maintained for review and support for such certification. The review for Rule 10f-3 was comprehensive and included a review of the final offering documents for identification of affiliated underwriters.

Rule 10f-3 Report
John Hancock Core Bond Fund
DROCK 2017-2 A, 06742LAP8

Comparable Securities	0	1	2	3
Trade	101581153
Trade Date	07/24/2017	07/24/2017	07/24/2017	07/24/2017
Cusip	06742LAP8	06742LAP8	06742LAP8	06742LAP8
ComparableCusip	06742LAP8	17305EGB5	89190BAE8	02582JHE3
Description of Security	DROCK 2017-2 A	CCCIT 2017-A3 A3	TAOT 2017-B A4	AMXCA 2017-3 A
Name of Issuer	DROCK 2017-2 A	CITIBANK CREDIT CA	Toyota Auto Receivable	AMERICAN EXPRESS
Date of Purchase	07/24/2017
Date of Offering Commenced		04/04/2017	05/09/2017	04/18/2017
Unit Price	100.000	100.267	99.973	99.981
Current Yield	1.523%	1.915%	2.051%	1.770%
Yield To Maturity	1.537%	1.752%	2.060%	1.809%
Principal Amt of Total Offering	650,000,000.00	1,900,000,000.00	132,260,000.00	1,700,000,000.00
Underwriting Spread	0.225%	0.250%	0.300%	0.250%
Names of Underwriters (prospectus may be attached)	Barclays, J.P. Morgan, MUFG, Scotiabank, Wells Fargo Securities
Name(s) Dealer(s) from whom security was purchased	BARCLAYS MBS
Years of Continuous Operation	3 or more
Amount Purchased	2,843,000.00
% Offering Purchased by Fund	0.437%
% of Offering Purchased by Associated Accounts	7.253%
Sum of % of Offering Purchased	7.69%
% Fund Assets Applied to Purchase	0.164%
Is Sub-Adviser (or affiliate) a Manager or Co-Manager in the Offering	YES
Is the Manager or a Co-Manager in offering an affiliate of the Fund	YES

Rule 10f-3 Report
John Hancock Core Bond Fund
DROCK 2017-2 A, 06742LAP8

Purchased Security’s Eligibility (as defined in the procedures) (check one):

☑	Registered Public Offering	☐	Eligible Foreign Offering	☐	Eligible Rule 144A Security	☐	Government Security	☐	Eligible Municipal Security
Check if the following conditions have been met (and discuss any exceptions):
☑	The securities were purchased (1) prior to the end of the first day on which any sales were made at a price that did not exceed the price paid by each other purchaser in the offering or any concurrent offering of the securities (excepting, in an Eligible Foreign Offering, rights required by law to be granted to existing security holders) and (2) on or before the fourth day before termination, if a rights offering. Information with regard to comparable securities will be retained for recordkeeping as required to support this condition and provided upon request.
☑	The securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all the securities offered, except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.
☑	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during a comparable period of time.
☑	Except for Eligible Municipal Securities, the issuer of such securities has been in continuous operation for not less than three years (including the operations of predecessors).
☐	In the case of Eligible Municipal Securities, that they are sufficiently liquid that they can be sold at or near their carrying value within a reasonably short period of time and either (i) are subject to no greater than moderate credit risk, or (ii) if the issuer of the municipal securities, or the entity supplying the revenues or other payments from which the issue is to be paid, has been in continuous operation for less than three years, including the operation of any predecessors, the securities are subject to a minimal or low amount of credit risk.
☑	Percentage of offering purchased by the Fund and other funds advised by the same investment adviser (or its affiliates) or accounts with respect to which the same investment adviser (or its affiliates) has, and has exercised, investment discretion, did not exceed: (a) for Eligible Rule 144A offering, 25% of the total of (1) principal amount of offering of such class sold by underwriters to qualified institution buyers plus (2) principal amount of class in any concurrent public offering; (b) other securities, 25% of principal amount of offering of class.
☑	The Fund did not purchase the securities being offered directly or indirectly from an Affiliated Underwriter, provided that a purchase from a syndicate manager shall not be deemed to be a purchase from an Affiliated Underwriter so long as (a) such Affiliated Underwriter did not benefit directly or indirectly from, the transaction, and, (b) in the case of Eligible Municipal Securities, the purchase was not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.
Check below if written statements of issuer, syndicate manager, or underwriter or seller of securities were relied upon to determine:
☐	The securities were sold in an Eligible Rule 144A Offering;	☐	Compliance with the first condition, above, regarding time and price.
Attach copy of written statement for each box checked. On behalf of the Sub-Adviser, the undersigned hereby certifies that the purchase of securities noted above under “Purchased Security’s Eligibility” complies with the Fund’s Rule 10f-3 Procedures and that all records will be maintained for review and support for such certification. The review for Rule 10f-3 was comprehensive and included a review of the final offering documents for identification of affiliated underwriters.

Rule 10f-3 Report
John Hancock Core Bond Fund
T 2.85 02/14/23, 00206REK4

Comparable Securities	0	1	2	3
Trade	101610745
Trade Date	07/27/2017	07/27/2017	07/27/2017	07/27/2017
Cusip	00206REK4	00206REK4	00206REK4	00206REK4
ComparableCusip	00206REK4	056752AH1	37045XBY1	046353AQ1
Description of Security	T 2.85 02/14/23	BIDU 2 7/8 07/06/22	GM 3.15 06/30/22	AZN 2 3/8 06/12/22
Name of Issuer	AT&T INC	BAIDU INC	GENERAL MOTORS FI	ASTRAZENECA PLC
Date of Purchase	07/27/2017	06/27/2017	06/27/2017	06/05/2017
Date of Offering Commenced	07/27/2017	06/27/2017	06/27/2017	06/05/2017
Unit Price	99.984	99.470	99.830	99.682
Current Yield	2.850%	2.890%	3.155%	2.383%
Yield To Maturity	2.853%	2.720%	3.187%	2.357%
Principal Amt of Total Offering	1,750,000,000.00	900,000,000.00	1,250,000,000.00	1,000,000,000.00
Underwriting Spread	0.300%	0.275%	0.350%	0.350%
Names of Underwriters (prospectus may be attached)	Goldman Sachs, J.P.
Morgan, Merrill Lynch,
Mizuho, MUFG, Credit
Suisse, Deutsche Bank,
RBC Capital, Wells
Fargo, BBVA,
Santander, TD
Securities, Loop
Capital, BNY Mellon,
U.S. Bancorp,
CastleOak, C.I. King,
Samuel A. Ramirez,
Siebert Cisneros Shank,
Williams Capital Group,
Academy Securities,
Drexel Hamilton, MFR
Securities, Mischler
Financial, Apto
	Partners, Blaylock Van
Name(s) Dealer(s) from whom security was purchased	CHASE SECURITIES
Years of Continuous Operation	3 or more
Amount Purchased	2,130,000.00
% Offering Purchased by Fund	0.122%
% of Offering Purchased by Associated Accounts	2.908%
Sum of % of Offering Purchased	3.03%
% Fund Assets Applied to Purchase	0.123%
Is Sub-Adviser (or affiliate) a Manager or Co-Manager in the Offering	YES
Is the Manager or a Co-Manager in offering an affiliate of the Fund	YES

Rule 10f-3 Report
John Hancock Core Bond Fund
T 2.85 02/14/23, 00206REK4

Purchased Security’s Eligibility (as defined in the procedures) (check one):

☑	Registered Public Offering	☐	Eligible Foreign Offering	☐	Eligible Rule 144A Security	☐	Government Security	☐	Eligible Municipal Security
Check if the following conditions have been met (and discuss any exceptions):
☑	The securities were purchased (1) prior to the end of the first day on which any sales were made at a price that did not exceed the price paid by each other purchaser in the offering or any concurrent offering of the securities (excepting, in an Eligible Foreign Offering, rights required by law to be granted to existing security holders) and (2) on or before the fourth day before termination, if a rights offering. Information with regard to comparable securities will be retained for recordkeeping as required to support this condition and provided upon request.
☑	The securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all the securities offered, except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.
☑	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during a comparable period of time.
☑	Except for Eligible Municipal Securities, the issuer of such securities has been in continuous operation for not less than three years (including the operations of predecessors).
☐	In the case of Eligible Municipal Securities, that they are sufficiently liquid that they can be sold at or near their carrying value within a reasonably short period of time and either (i) are subject to no greater than moderate credit risk, or (ii) if the issuer of the municipal securities, or the entity supplying the revenues or other payments from which the issue is to be paid, has been in continuous operation for less than three years, including the operation of any predecessors, the securities are subject to a minimal or low amount of credit risk.
☑	Percentage of offering purchased by the Fund and other funds advised by the same investment adviser (or its affiliates) or accounts with respect to which the same investment adviser (or its affiliates) has, and has exercised, investment discretion, did not exceed: (a) for Eligible Rule 144A offering, 25% of the total of (1) principal amount of offering of such class sold by underwriters to qualified institution buyers plus (2) principal amount of class in any concurrent public offering; (b) other securities, 25% of principal amount of offering of class.
☑	The Fund did not purchase the securities being offered directly or indirectly from an Affiliated Underwriter, provided that a purchase from a syndicate manager shall not be deemed to be a purchase from an Affiliated Underwriter so long as (a) such Affiliated Underwriter did not benefit directly or indirectly from, the transaction, and, (b) in the case of Eligible Municipal Securities, the purchase was not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.
Check below if written statements of issuer, syndicate manager, or underwriter or seller of securities were relied upon to determine:
☐	The securities were sold in an Eligible Rule 144A Offering;	☐	Compliance with the first condition, above, regarding time and price.
Attach copy of written statement for each box checked. On behalf of the Sub-Adviser, the undersigned hereby certifies that the purchase of securities noted above under “Purchased Security’s Eligibility” complies with the Fund’s Rule 10f-3 Procedures and that all records will be maintained for review and support for such certification. The review for Rule 10f-3 was comprehensive and included a review of the final offering documents for identification of affiliated underwriters.

Rule 10f-3 Report
John Hancock Core Bond Fund
T 3.4 08/14/24, 00206REL2

Comparable Securities	0	1	2	3
Trade	101610505
Trade Date	07/27/2017	07/27/2017	07/27/2017	07/27/2017
Cusip	00206REL2	00206REL2	00206REL2	00206REL2
ComparableCusip	00206REL2	458140BE9	904764AX5	882508BB9
Description of Security	T 3.4 08/14/24	INTC 2.7 06/17/24	UNANA 2.6 05/05/24	TXN 2 5/8 05/15/24
Name of Issuer	AT&T INC	INTEL CORP	UNILEVER CAPITAL C	TEXAS INSTRUMENTS
Date of Purchase	07/27/2017	06/13/2017	05/02/2017	04/27/2017
Date of Offering Commenced	07/27/2017	06/13/2017	05/02/2017	04/27/2017
Unit Price	99.832	99.987	99.007	99.231
Current Yield	3.406%	2.700%	2.626%	2.645%
Yield To Maturity	3.427%	2.594%	2.719%	2.746%
Principal Amt of Total Offering	3,000,000,000.00	600,000,000.00	500,000,000.00	300,000,000.00
Underwriting Spread	0.350%	0.150%	0.400%	0.400%
Names of Underwriters (prospectus may be attached)	Goldman Sachs, J.P.
Morgan, Merrill Lynch,
Mizuho, MUFG, Credit
Suisse, Deutsche Bank,
RBC Capital Markets,
Wells Fargo, BBVA
Securities, Santander,
TD Securities, Loop
Capital Markets, BNY
Mellon, U.S. Bancorp,
CastleOak, C.L. King,
Samuel A. Ramirez,
Siebert Cisneros Shank,
The Williams Capital
Group, Academy
Securities, Drexel
Hamilton, MFR
Securities, Mischler
Financial Group, Apto
	Partners, Blaylock Van
Name(s) Dealer(s) from whom security was purchased	CHASE SECURITIES
Years of Continuous Operation	3 or more
Amount Purchased	1,420,000.00
% Offering Purchased by Fund	0.047%
% of Offering Purchased by Associated Accounts	.683%
Sum of % of Offering Purchased	.73%
% Fund Assets Applied to Purchase	0.082%
Is Sub-Adviser (or affiliate) a Manager or Co-Manager in the Offering	YES
Is the Manager or a Co-Manager in offering an affiliate of the Fund	YES

Rule 10f-3 Report
John Hancock Core Bond Fund
T 3.4 08/14/24, 00206REL2

Purchased Security’s Eligibility (as defined in the procedures) (check one):

☑	Registered Public Offering	☐	Eligible Foreign Offering	☐	Eligible Rule 144A Security	☐	Government Security	☐	Eligible Municipal Security
Check if the following conditions have been met (and discuss any exceptions):
☑	The securities were purchased (1) prior to the end of the first day on which any sales were made at a price that did not exceed the price paid by each other purchaser in the offering or any concurrent offering of the securities (excepting, in an Eligible Foreign Offering, rights required by law to be granted to existing security holders) and (2) on or before the fourth day before termination, if a rights offering. Information with regard to comparable securities will be retained for recordkeeping as required to support this condition and provided upon request.
☑	The securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all the securities offered, except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.
☑	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during a comparable period of time.
☑	Except for Eligible Municipal Securities, the issuer of such securities has been in continuous operation for not less than three years (including the operations of predecessors).
☐	In the case of Eligible Municipal Securities, that they are sufficiently liquid that they can be sold at or near their carrying value within a reasonably short period of time and either (i) are subject to no greater than moderate credit risk, or (ii) if the issuer of the municipal securities, or the entity supplying the revenues or other payments from which the issue is to be paid, has been in continuous operation for less than three years, including the operation of any predecessors, the securities are subject to a minimal or low amount of credit risk.
☑	Percentage of offering purchased by the Fund and other funds advised by the same investment adviser (or its affiliates) or accounts with respect to which the same investment adviser (or its affiliates) has, and has exercised, investment discretion, did not exceed: (a) for Eligible Rule 144A offering, 25% of the total of (1) principal amount of offering of such class sold by underwriters to qualified institution buyers plus (2) principal amount of class in any concurrent public offering; (b) other securities, 25% of principal amount of offering of class.
☑	The Fund did not purchase the securities being offered directly or indirectly from an Affiliated Underwriter, provided that a purchase from a syndicate manager shall not be deemed to be a purchase from an Affiliated Underwriter so long as (a) such Affiliated Underwriter did not benefit directly or indirectly from, the transaction, and, (b) in the case of Eligible Municipal Securities, the purchase was not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.
Check below if written statements of issuer, syndicate manager, or underwriter or seller of securities were relied upon to determine:
☐	The securities were sold in an Eligible Rule 144A Offering;	☐	Compliance with the first condition, above, regarding time and price.
Attach copy of written statement for each box checked. On behalf of the Sub-Adviser, the undersigned hereby certifies that the purchase of securities noted above under “Purchased Security’s Eligibility” complies with the Fund’s Rule 10f-3 Procedures and that all records will be maintained for review and support for such certification. The review for Rule 10f-3 was comprehensive and included a review of the final offering documents for identification of affiliated underwriters.

Rule 10f-3 Report
John Hancock Core Bond Fund
T 3.9 08/14/27, 00206REM0

Comparable Securities	0	1	2	3
Trade	101610290
Trade Date	07/27/2017	07/27/2017	07/27/2017	07/27/2017
Cusip	00206REM0	00206REM0	00206REM0	00206REM0
ComparableCusip	00206REM0	03027XAP5	042735BF6	046353AN8
Description of Security	T 3.9 08/14/27	AMT 3.55 07/15/27	ARW 3 7/8 01/12/28	AZN 3 1/8 06/12/27
Name of Issuer	AT&T INC	AMERICAN TOWER C	ARROW ELECTRONIC	ASTRAZENECA PLC
Date of Purchase	07/27/2017	06/27/2017	06/01/2017	06/05/2017
Date of Offering Commenced	07/27/2017	06/27/2017	06/01/2017	06/05/2017
Unit Price	99.827	99.773	99.575	99.490
Current Yield	3.907%	3.558%	3.892%	3.141%
Yield To Maturity	3.921%	3.586%	3.924%	3.122%
Principal Amt of Total Offering	5,000,000,000.00	750,000,000.00	500,000,000.00	750,000,000.00
Underwriting Spread	0.400%	0.650%	0.650%	0.450%
Names of Underwriters (prospectus may be attached)	Goldman Sachs, Merrill
Lynch, Mizuho, MUFG,
Credit Suisse, Deutsche
Bank, RBC Capital
Markets, Wells Fargo,
BBVA Securities,
Santander, TD
Securities, Loop Capital
Markets, BNY Mellon,
U.S. Bancorp,
CastleOak, C.I. King,
Samuel A. Ramirez,
Siebert Cisneros Shank,
The Williams Capital
Group, Academy
Securities, Drexel
Hamilton, MFR
Securities, Mischler
Financial Group, Apto
	Partners, Blaylock Van
Name(s) Dealer(s) from whom security was purchased	CHASE SECURITIES
Years of Continuous Operation	3 or more
Amount Purchased	2,840,000.00
% Offering Purchased by Fund	0.057%
% of Offering Purchased by Associated Accounts	1.903%
Sum of % of Offering Purchased	1.96%
% Fund Assets Applied to Purchase	0.163%
Is Sub-Adviser (or affiliate) a Manager or Co-Manager in the Offering	YES
Is the Manager or a Co-Manager in offering an affiliate of the Fund	YES

Rule 10f-3 Report
John Hancock Core Bond Fund
T 3.9 08/14/27, 00206REM0

Purchased Security’s Eligibility (as defined in the procedures) (check one):

☑	Registered Public Offering	☐	Eligible Foreign Offering	☐	Eligible Rule 144A Security	☐	Government Security	☐	Eligible Municipal Security
Check if the following conditions have been met (and discuss any exceptions):
☑	The securities were purchased (1) prior to the end of the first day on which any sales were made at a price that did not exceed the price paid by each other purchaser in the offering or any concurrent offering of the securities (excepting, in an Eligible Foreign Offering, rights required by law to be granted to existing security holders) and (2) on or before the fourth day before termination, if a rights offering. Information with regard to comparable securities will be retained for recordkeeping as required to support this condition and provided upon request.
☑	The securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all the securities offered, except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.
☑	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during a comparable period of time.
☑	Except for Eligible Municipal Securities, the issuer of such securities has been in continuous operation for not less than three years (including the operations of predecessors).
☐	In the case of Eligible Municipal Securities, that they are sufficiently liquid that they can be sold at or near their carrying value within a reasonably short period of time and either (i) are subject to no greater than moderate credit risk, or (ii) if the issuer of the municipal securities, or the entity supplying the revenues or other payments from which the issue is to be paid, has been in continuous operation for less than three years, including the operation of any predecessors, the securities are subject to a minimal or low amount of credit risk.
☑	Percentage of offering purchased by the Fund and other funds advised by the same investment adviser (or its affiliates) or accounts with respect to which the same investment adviser (or its affiliates) has, and has exercised, investment discretion, did not exceed: (a) for Eligible Rule 144A offering, 25% of the total of (1) principal amount of offering of such class sold by underwriters to qualified institution buyers plus (2) principal amount of class in any concurrent public offering; (b) other securities, 25% of principal amount of offering of class.
☑	The Fund did not purchase the securities being offered directly or indirectly from an Affiliated Underwriter, provided that a purchase from a syndicate manager shall not be deemed to be a purchase from an Affiliated Underwriter so long as (a) such Affiliated Underwriter did not benefit directly or indirectly from, the transaction, and, (b) in the case of Eligible Municipal Securities, the purchase was not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.
Check below if written statements of issuer, syndicate manager, or underwriter or seller of securities were relied upon to determine:
☐	The securities were sold in an Eligible Rule 144A Offering;	☐	Compliance with the first condition, above, regarding time and price.
Attach copy of written statement for each box checked. On behalf of the Sub-Adviser, the undersigned hereby certifies that the purchase of securities noted above under “Purchased Security’s Eligibility” complies with the Fund’s Rule 10f-3 Procedures and that all records will be maintained for review and support for such certification. The review for Rule 10f-3 was comprehensive and included a review of the final offering documents for identification of affiliated underwriters.

Rule 10f-3 Report
John Hancock Core Bond Fund
T 4.9 08/14/37, 00206REN8

Comparable Securities	0	1	2	3
Trade	101610133
Trade Date	07/27/2017	07/27/2017	07/27/2017	07/27/2017
Cusip	00206REN8	00206REN8	00206REN8	00206REN8
ComparableCusip	00206REN8	92343VDU5	478160CF9	594918BZ6
Description of Security	T 4.9 08/14/37	VZ 5 1/4 03/16/37	JNJ 3 5/8 03/03/37	MSFT 4.1 02/06/37
Name of Issuer	AT&T INC	VERIZON COMMUNIC	JOHNSON & JOHNSO	MICROSOFT CORP
Date of Purchase	07/27/2017	03/13/2017	02/28/2017	01/30/2017
Date of Offering Commenced	07/27/2017	03/13/2017	02/28/2017	01/30/2017
Unit Price	99.822	99.230	99.746	99.783
Current Yield	4.909%	5.291%	3.634%	4.109%
Yield To Maturity	4.914%	5.313%	3.310%	4.116%
Principal Amt of Total Offering	4,500,000,000.00	3,000,000,000.00	1,500,000,000.00	2,500,000,000.00
Underwriting Spread	0.600%	0.600%	0.750%	0.750%
Names of Underwriters (prospectus may be attached)	Goldman Sachs, J.P.
Morgan, Merrill Lynch,
Mizuho, MUFG, Credit
Suisse, Deutsche Bank,
RBC Capital Markets,
Wells Fargo, BBVA,
Santander, TD
Securities, Loop Capital
Markets, BNY Mellon,
U.S. Bancorp,
CastleOak Securities,
C. L. King, Samuel A.
Ramirez, Siebert
Cisneros Shank & Co.,
The Williams Capital
Group, Academy
Securities, Drexel
Hamilton, MFR
Securities, Mischler
Financial, Apto
	Partners, Blaylock Van
Name(s) Dealer(s) from whom security was purchased	CHASE SECURITIES
Years of Continuous Operation	3 or more
Amount Purchased	925,000.00
% Offering Purchased by Fund	0.021%
% of Offering Purchased by Associated Accounts	.309%
Sum of % of Offering Purchased	.33%
% Fund Assets Applied to Purchase	0.053%
Is Sub-Adviser (or affiliate) a Manager or Co-Manager in the Offering	YES
Is the Manager or a Co-Manager in offering an affiliate of the Fund	YES

Rule 10f-3 Report
John Hancock Core Bond Fund
T 4.9 08/14/37, 00206REN8

Purchased Security’s Eligibility (as defined in the procedures) (check one):

☑	Registered Public Offering	☐	Eligible Foreign Offering	☐	Eligible Rule 144A Security	☐	Government Security	☐	Eligible Municipal Security
Check if the following conditions have been met (and discuss any exceptions):
☑	The securities were purchased (1) prior to the end of the first day on which any sales were made at a price that did not exceed the price paid by each other purchaser in the offering or any concurrent offering of the securities (excepting, in an Eligible Foreign Offering, rights required by law to be granted to existing security holders) and (2) on or before the fourth day before termination, if a rights offering. Information with regard to comparable securities will be retained for recordkeeping as required to support this condition and provided upon request.
☑	The securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all the securities offered, except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.
☑	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during a comparable period of time.
☑	Except for Eligible Municipal Securities, the issuer of such securities has been in continuous operation for not less than three years (including the operations of predecessors).
☐	In the case of Eligible Municipal Securities, that they are sufficiently liquid that they can be sold at or near their carrying value within a reasonably short period of time and either (i) are subject to no greater than moderate credit risk, or (ii) if the issuer of the municipal securities, or the entity supplying the revenues or other payments from which the issue is to be paid, has been in continuous operation for less than three years, including the operation of any predecessors, the securities are subject to a minimal or low amount of credit risk.
☑	Percentage of offering purchased by the Fund and other funds advised by the same investment adviser (or its affiliates) or accounts with respect to which the same investment adviser (or its affiliates) has, and has exercised, investment discretion, did not exceed: (a) for Eligible Rule 144A offering, 25% of the total of (1) principal amount of offering of such class sold by underwriters to qualified institution buyers plus (2) principal amount of class in any concurrent public offering; (b) other securities, 25% of principal amount of offering of class.
☑	The Fund did not purchase the securities being offered directly or indirectly from an Affiliated Underwriter, provided that a purchase from a syndicate manager shall not be deemed to be a purchase from an Affiliated Underwriter so long as (a) such Affiliated Underwriter did not benefit directly or indirectly from, the transaction, and, (b) in the case of Eligible Municipal Securities, the purchase was not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.
Check below if written statements of issuer, syndicate manager, or underwriter or seller of securities were relied upon to determine:
☐	The securities were sold in an Eligible Rule 144A Offering;	☐	Compliance with the first condition, above, regarding time and price.
Attach copy of written statement for each box checked. On behalf of the Sub-Adviser, the undersigned hereby certifies that the purchase of securities noted above under “Purchased Security’s Eligibility” complies with the Fund’s Rule 10f-3 Procedures and that all records will be maintained for review and support for such certification. The review for Rule 10f-3 was comprehensive and included a review of the final offering documents for identification of affiliated underwriters.

Rule 10f-3 Report
John Hancock Core Bond Fund
T 5.15 02/14/50, 00206REP3

Comparable Securities	0	1	2	3
Trade	101609944
Trade Date	07/27/2017	07/27/2017	07/27/2017	07/27/2017
Cusip	00206REP3	00206REP3	00206REP3	00206REP3
ComparableCusip	00206REP3	485134BQ2	384802AD6	458140AY6
Description of Security	T 5.15 02/14/50	GXP 4.2 06/15/47	GWW 4.2 05/15/47	INTC 4.1 05/11/47
Name of Issuer	AT&T INC	KANSAS CITY POWER	WW GRAINGER INC	INTEL CORP
Date of Purchase	07/27/2017	06/13/2017	05/15/2017	05/08/2017
Date of Offering Commenced	07/27/2017	06/13/2017	05/15/2017	05/08/2017
Unit Price	99.779	99.729	99.646	99.419
Current Yield	5.161%	4.211%	4.215%	4.124%
Yield To Maturity	5.164%	3.980%	4.221%	4.076%
Principal Amt of Total Offering	5,000,000,000.00	300,000,000.00	400,000,000.00	1,000,000,000.00
Underwriting Spread	0.750%	0.875%	0.875%	0.400%
Names of Underwriters (prospectus may be attached)	Goldman Sachs, J.P.
Morgan, Merrill Lynch,
Mizuho, MUFG, Credit
Suisse, Deutsche Bank,
RBC Capital, Wells
Fargo, BBVA Securities,
Santander, TD
Securities, Loop Capital
Markets, BNY Mellon,
U.S. Bancorp,
CastleOak Securities,
C.L. King, Samuel A.
Ramirez, Siebert
Cisneros Shank, The
Williams Capital Group,
Academy Securities,
Drexel Hamilton, MFR
Securities, Mischler
Financial Group, Apto
	Partners, Blaylock Van,
Name(s) Dealer(s) from whom security was purchased	CHASE SECURITIES
Years of Continuous Operation	3 or more
Amount Purchased	1,635,000.00
% Offering Purchased by Fund	0.033%
% of Offering Purchased by Associated Accounts	1.367%
Sum of % of Offering Purchased	1.40%
% Fund Assets Applied to Purchase	0.094%
Is Sub-Adviser (or affiliate) a Manager or Co-Manager in the Offering	YES
Is the Manager or a Co-Manager in offering an affiliate of the Fund	YES

Rule 10f-3 Report
John Hancock Core Bond Fund
T 5.15 02/14/50, 00206REP3

Purchased Security’s Eligibility (as defined in the procedures) (check one):

☑	Registered Public Offering	☐	Eligible Foreign Offering	☐	Eligible Rule 144A Security	☐	Government Security	☐	Eligible Municipal Security
Check if the following conditions have been met (and discuss any exceptions):
☑	The securities were purchased (1) prior to the end of the first day on which any sales were made at a price that did not exceed the price paid by each other purchaser in the offering or any concurrent offering of the securities (excepting, in an Eligible Foreign Offering, rights required by law to be granted to existing security holders) and (2) on or before the fourth day before termination, if a rights offering. Information with regard to comparable securities will be retained for recordkeeping as required to support this condition and provided upon request.
☑	The securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all the securities offered, except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.
☑	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during a comparable period of time.
☑	Except for Eligible Municipal Securities, the issuer of such securities has been in continuous operation for not less than three years (including the operations of predecessors).
☐	In the case of Eligible Municipal Securities, that they are sufficiently liquid that they can be sold at or near their carrying value within a reasonably short period of time and either (i) are subject to no greater than moderate credit risk, or (ii) if the issuer of the municipal securities, or the entity supplying the revenues or other payments from which the issue is to be paid, has been in continuous operation for less than three years, including the operation of any predecessors, the securities are subject to a minimal or low amount of credit risk.
☑	Percentage of offering purchased by the Fund and other funds advised by the same investment adviser (or its affiliates) or accounts with respect to which the same investment adviser (or its affiliates) has, and has exercised, investment discretion, did not exceed: (a) for Eligible Rule 144A offering, 25% of the total of (1) principal amount of offering of such class sold by underwriters to qualified institution buyers plus (2) principal amount of class in any concurrent public offering; (b) other securities, 25% of principal amount of offering of class.
☑	The Fund did not purchase the securities being offered directly or indirectly from an Affiliated Underwriter, provided that a purchase from a syndicate manager shall not be deemed to be a purchase from an Affiliated Underwriter so long as (a) such Affiliated Underwriter did not benefit directly or indirectly from, the transaction, and, (b) in the case of Eligible Municipal Securities, the purchase was not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.
Check below if written statements of issuer, syndicate manager, or underwriter or seller of securities were relied upon to determine:
☐	The securities were sold in an Eligible Rule 144A Offering;	☐	Compliance with the first condition, above, regarding time and price.
Attach copy of written statement for each box checked. On behalf of the Sub-Adviser, the undersigned hereby certifies that the purchase of securities noted above under “Purchased Security’s Eligibility” complies with the Fund’s Rule 10f-3 Procedures and that all records will be maintained for review and support for such certification. The review for Rule 10f-3 was comprehensive and included a review of the final offering documents for identification of affiliated underwriters.

Rule 10f-3 Report
John Hancock Core Bond Fund
T 5.3 08/14/58, 00206REQ1

Comparable Securities	0	1	2	3
Trade	101609865
Trade Date	07/27/2017	07/27/2017	07/27/2017	07/27/2017
Cusip	00206REQ1	00206REQ1	00206REQ1	00206REQ1
ComparableCusip	00206REQ1	594918CB8	209111FK4	92343VDV3
Description of Security	T 5.3 08/14/58	MSFT 4 1/2 02/06/57	ED 4.3 12/01/56	VZ 5 1/2 03/16/47
Name of Issuer	AT&T INC	MICROSOFT CORP	CONSOLIDATED EDIS	VERIZON COMMUNIC
Date of Purchase	07/27/2017	01/30/2017	11/10/2016	03/13/2017
Date of Offering Commenced	07/27/2017	01/30/2017	11/10/2016	03/13/2017
Unit Price	99.766	99.705	99.129	99.810
Current Yield	5.312%	4.513%	4.338%	5.510%
Yield To Maturity	5.314%	4.516%	4.346%	5.513%
Principal Amt of Total Offering	2,500,000,000.00	2,000,000,000.00	500,000,000.00	1,500,000,000.00
Underwriting Spread	0.800%	0.750%	0.875%	0.750%
Names of Underwriters (prospectus may be attached)	Goldman Sachs, J.P.
Morgan, Merrill Lynch,
Mizuho, MUFG, Credit
Suisse, Deutsche Bank,
RBC, Wells Fargo,
BBVA, Santander, TD
Securities, Loop Capital
Markets, BNY Mellon,
U.S. Bancorp,
CastleOak, C.L. King,
Samuel A. Ramirez,
Siebert Cisneros Shank,
The Williams Capital
Group, Academy
Securities, Drexel
Hamilton, MFR
Securities, Mischler
Financial, Apto
	Partners, Blaylock Van
Name(s) Dealer(s) from whom security was purchased	CHASE SECURITIES
Years of Continuous Operation	3 or more
Amount Purchased	1,775,000.00
% Offering Purchased by Fund	0.071%
% of Offering Purchased by Associated Accounts	.929%
Sum of % of Offering Purchased	1%
% Fund Assets Applied to Purchase	0.102%
Is Sub-Adviser (or affiliate) a Manager or Co-Manager in the Offering	YES
Is the Manager or a Co-Manager in offering an affiliate of the Fund	YES

Rule 10f-3 Report
John Hancock Core Bond Fund
T 5.3 08/14/58, 00206REQ1

Purchased Security’s Eligibility (as defined in the procedures) (check one):

☑	Registered Public Offering	☐	Eligible Foreign Offering	☐	Eligible Rule 144A Security	☐	Government Security	☐	Eligible Municipal Security
Check if the following conditions have been met (and discuss any exceptions):
☑	The securities were purchased (1) prior to the end of the first day on which any sales were made at a price that did not exceed the price paid by each other purchaser in the offering or any concurrent offering of the securities (excepting, in an Eligible Foreign Offering, rights required by law to be granted to existing security holders) and (2) on or before the fourth day before termination, if a rights offering. Information with regard to comparable securities will be retained for recordkeeping as required to support this condition and provided upon request.
☑	The securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all the securities offered, except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.
☑	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during a comparable period of time.
☑	Except for Eligible Municipal Securities, the issuer of such securities has been in continuous operation for not less than three years (including the operations of predecessors).
☐	In the case of Eligible Municipal Securities, that they are sufficiently liquid that they can be sold at or near their carrying value within a reasonably short period of time and either (i) are subject to no greater than moderate credit risk, or (ii) if the issuer of the municipal securities, or the entity supplying the revenues or other payments from which the issue is to be paid, has been in continuous operation for less than three years, including the operation of any predecessors, the securities are subject to a minimal or low amount of credit risk.
☑	Percentage of offering purchased by the Fund and other funds advised by the same investment adviser (or its affiliates) or accounts with respect to which the same investment adviser (or its affiliates) has, and has exercised, investment discretion, did not exceed: (a) for Eligible Rule 144A offering, 25% of the total of (1) principal amount of offering of such class sold by underwriters to qualified institution buyers plus (2) principal amount of class in any concurrent public offering; (b) other securities, 25% of principal amount of offering of class.
☑	The Fund did not purchase the securities being offered directly or indirectly from an Affiliated Underwriter, provided that a purchase from a syndicate manager shall not be deemed to be a purchase from an Affiliated Underwriter so long as (a) such Affiliated Underwriter did not benefit directly or indirectly from, the transaction, and, (b) in the case of Eligible Municipal Securities, the purchase was not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.
Check below if written statements of issuer, syndicate manager, or underwriter or seller of securities were relied upon to determine:
☐	The securities were sold in an Eligible Rule 144A Offering;	☐	Compliance with the first condition, above, regarding time and price.
Attach copy of written statement for each box checked. On behalf of the Sub-Adviser, the undersigned hereby certifies that the purchase of securities noted above under “Purchased Security’s Eligibility” complies with the Fund’s Rule 10f-3 Procedures and that all records will be maintained for review and support for such certification. The review for Rule 10f-3 was comprehensive and included a review of the final offering documents for identification of affiliated underwriters.

Rule 10f-3 Report
John Hancock Core Bond Fund
CMCSA 3.15 02/15/28, 20030NCA7

Comparable Securities	0	1	2	3
Trade	101644455
Trade Date	08/01/2017	08/01/2017	08/01/2017	08/01/2017
Cusip	20030NCA7	20030NCA7	20030NCA7	20030NCA7
ComparableCusip	20030NCA7	606822AR5	056752AJ7	037833CX6
Description of Security	CMCSA 3.15 02/15/28	MUFG 3.287 07/25/27	BIDU 3 5/8 07/06/27	AAPL 3 06/20/27
Name of Issuer	COMCAST CORP	MITSUBISHI UFJ FIN G	BAIDU INC	APPLE INC
Date of Purchase	08/01/2017	07/18/2017	06/27/2017	06/13/2017
Date of Offering Commenced	08/01/2017	07/18/2017	06/27/2017	06/13/2017
Unit Price	99.937	100.000	99.576	99.769
Current Yield	3.152%	3.287%	3.640%	3.007%
Yield To Maturity	3.157%	3.240%	3.509%	2.999%
Principal Amt of Total Offering	1,650,000,000.00	1,000,000,000.00	600,000,000.00	1,000,000,000.00
Underwriting Spread	0.400%	0.450%	0.275%	0.200%
	Citigroup, J.P. Morgan,
	Mizuho, Credit Suisse,
	RBC, SMBC Nikko,
	Barclays, BNP Paribas,
	Deutsche Bank,
	Goldman Sachs, Merrill
	Lynch, Morgan Stanley,
	TD Securities, Wells
	Fargo, Allen & Co.,
	Commerz Markets,
	DNB Markets, Evercore
	Group, PNC Capital
Names of Underwriters (prospectus may be attached)	Markets, U.S. Bancorp,
	ICBC Standard Bank,
	SG Americas, Mischler
	Financial Group,
	Samuel A. Ramirez &
	Co., Academy
	Securities, CastleOak
	Securities, Drexel
	Hamilton, Loop Capital
	Markets, Siebert
	Cisneros Shank, The
	Williams Capital Group
Name(s) Dealer(s) from whom security was purchased	MIZUHO SEC USA
Years of Continuous Operation	3 or more
Amount Purchased	2,820,000.00
% Offering Purchased by Fund	0.171%
% of Offering Purchased by Associated Accounts	2.249%
Sum of % of Offering Purchased	2.42%
% Fund Assets Applied to Purchase	0.163%
Is Sub-Adviser (or affiliate) a Manager or Co-Manager in the Offering	YES
Is the Manager or a Co-Manager in offering an affiliate of the Fund	YES

Rule 10f-3 Report
John Hancock Core Bond Fund
CMCSA 3.15 02/15/28, 20030NCA7

Purchased Security’s Eligibility (as defined in the procedures) (check one):

☑	Registered Public Offering	☐	Eligible Foreign Offering	☐	Eligible Rule 144A Security	☐	Government Security	☐	Eligible Municipal Security
Check if the following conditions have been met (and discuss any exceptions):
☑	The securities were purchased (1) prior to the end of the first day on which any sales were made at a price that did not exceed the price paid by each other purchaser in the offering or any concurrent offering of the securities (excepting, in an Eligible Foreign Offering, rights required by law to be granted to existing security holders) and (2) on or before the fourth day before termination, if a rights offering. Information with regard to comparable securities will be retained for recordkeeping as required to support this condition and provided upon request.
☑	The securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all the securities offered, except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.
☑	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during a comparable period of time.
☑	Except for Eligible Municipal Securities, the issuer of such securities has been in continuous operation for not less than three years (including the operations of predecessors).
☐	In the case of Eligible Municipal Securities, that they are sufficiently liquid that they can be sold at or near their carrying value within a reasonably short period of time and either (i) are subject to no greater than moderate credit risk, or (ii) if the issuer of the municipal securities, or the entity supplying the revenues or other payments from which the issue is to be paid, has been in continuous operation for less than three years, including the operation of any predecessors, the securities are subject to a minimal or low amount of credit risk.
☑	Percentage of offering purchased by the Fund and other funds advised by the same investment adviser (or its affiliates) or accounts with respect to which the same investment adviser (or its affiliates) has, and has exercised, investment discretion, did not exceed: (a) for Eligible Rule 144A offering, 25% of the total of (1) principal amount of offering of such class sold by underwriters to qualified institution buyers plus (2) principal amount of class in any concurrent public offering; (b) other securities, 25% of principal amount of offering of class.
☑	The Fund did not purchase the securities being offered directly or indirectly from an Affiliated Underwriter, provided that a purchase from a syndicate manager shall not be deemed to be a purchase from an Affiliated Underwriter so long as (a) such Affiliated Underwriter did not benefit directly or indirectly from, the transaction, and, (b) in the case of Eligible Municipal Securities, the purchase was not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.
Check below if written statements of issuer, syndicate manager, or underwriter or seller of securities were relied upon to determine:
☐	The securities were sold in an Eligible Rule 144A Offering;	☐	Compliance with the first condition, above, regarding time and price.
Attach copy of written statement for each box checked. On behalf of the Sub-Adviser, the undersigned hereby certifies that the purchase of securities noted above under “Purchased Security’s Eligibility” complies with the Fund’s Rule 10f-3 Procedures and that all records will be maintained for review and support for such certification. The review for Rule 10f-3 was comprehensive and included a review of the final offering documents for identification of affiliated underwriters.

Rule 10f-3 Report
John Hancock Core Bond Fund
DLR 3.7 08/15/27, 25389JAR7

Comparable Securities	0	1	2	3
Trade	101654193
Trade Date	08/02/2017	08/02/2017	08/02/2017	08/02/2017
Cusip	25389JAR7	25389JAR7	25389JAR7	25389JAR7
ComparableCusip	25389JAR7	606822AR5	056752AJ7	037833CX6
Description of Security	DLR 3.7 08/15/27	MUFG 3.287 07/25/27	BIDU 3 5/8 07/06/27	AAPL 3 06/20/27
Name of Issuer	DIGITAL REALTY TRUST LP	MITSUBISHI UFJ FIN G	BAIDU INC	APPLE INC
Date of Purchase	08/02/2017	07/18/2017	06/27/2017	06/13/2017
Date of Offering Commenced	08/02/2017	07/18/2017	06/27/2017	06/13/2017
Unit Price	99.924	100.000	99.576	99.769
Current Yield	3.703%	3.287%	3.640%	3.007%
Yield To Maturity	3.709%	3.212%	3.501%	3.011%
Principal Amt of Total Offering	1,000,000,000.00	1,000,000,000.00	600,000,000.00	1,000,000,000.00
Underwriting Spread	0.650%	0.450%	0.275%	0.200%
Names of Underwriters (prospectus may be attached)	Citigroup, Credit Suisse,
	J.P. Morgan, Merrill
	Lynch, Morgan Stanley,
	Barclays Capital,
	Jefferies, Mizuho,
	MUFG, Scotia Capital,
	SMBC Nikko, SunTrust
	Robinson Humphrey,
	TD Securities, U.S.
	Bancorp, Wells Fargo,
	BB&T Capital Markets,
	BBVA, Raymond James
Name(s) Dealer(s) from whom security was purchased	CITIGROUP GL 274
Years of Continuous Operation	3 or more
Amount Purchased	1,055,000.00
% Offering Purchased by Fund	0.106%
% of Offering Purchased by Associated Accounts	2.794%
Sum of % of Offering Purchased	2.90%
% Fund Assets Applied to Purchase	0.061%
Is Sub-Adviser (or affiliate) a Manager or Co-Manager in the Offering	YES
Is the Manager or a Co-Manager in offering an affiliate of the Fund	YES

Rule 10f-3 Report
John Hancock Core Bond Fund
DLR 3.7 08/15/27, 25389JAR7

Purchased Security’s Eligibility (as defined in the procedures) (check one):

☑	Registered Public Offering	☐	Eligible Foreign Offering	☐	Eligible Rule 144A Security	☐	Government Security	☐	Eligible Municipal Security
Check if the following conditions have been met (and discuss any exceptions):
☑	The securities were purchased (1) prior to the end of the first day on which any sales were made at a price that did not exceed the price paid by each other purchaser in the offering or any concurrent offering of the securities (excepting, in an Eligible Foreign Offering, rights required by law to be granted to existing security holders) and (2) on or before the fourth day before termination, if a rights offering. Information with regard to comparable securities will be retained for recordkeeping as required to support this condition and provided upon request.
☑	The securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all the securities offered, except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.
☑	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during a comparable period of time.
☑	Except for Eligible Municipal Securities, the issuer of such securities has been in continuous operation for not less than three years (including the operations of predecessors).
☐	In the case of Eligible Municipal Securities, that they are sufficiently liquid that they can be sold at or near their carrying value within a reasonably short period of time and either (i) are subject to no greater than moderate credit risk, or (ii) if the issuer of the municipal securities, or the entity supplying the revenues or other payments from which the issue is to be paid, has been in continuous operation for less than three years, including the operation of any predecessors, the securities are subject to a minimal or low amount of credit risk.
☑	Percentage of offering purchased by the Fund and other funds advised by the same investment adviser (or its affiliates) or accounts with respect to which the same investment adviser (or its affiliates) has, and has exercised, investment discretion, did not exceed: (a) for Eligible Rule 144A offering, 25% of the total of (1) principal amount of offering of such class sold by underwriters to qualified institution buyers plus (2) principal amount of class in any concurrent public offering; (b) other securities, 25% of principal amount of offering of class.
☑	The Fund did not purchase the securities being offered directly or indirectly from an Affiliated Underwriter, provided that a purchase from a syndicate manager shall not be deemed to be a purchase from an Affiliated Underwriter so long as (a) such Affiliated Underwriter did not benefit directly or indirectly from, the transaction, and, (b) in the case of Eligible Municipal Securities, the purchase was not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.
Check below if written statements of issuer, syndicate manager, or underwriter or seller of securities were relied upon to determine:
☐	The securities were sold in an Eligible Rule 144A Offering;	☐	Compliance with the first condition, above, regarding time and price.
Attach copy of written statement for each box checked. On behalf of the Sub-Adviser, the undersigned hereby certifies that the purchase of securities noted above under “Purchased Security’s Eligibility” complies with the Fund’s Rule 10f-3 Procedures and that all records will be maintained for review and support for such certification. The review for Rule 10f-3 was comprehensive and included a review of the final offering documents for identification of affiliated underwriters.

Rule 10f-3 Report
John Hancock Core Bond Fund
DLR 2 3/4 02/01/23, 25389JAS5

Comparable Securities	0	1	2	3
Trade	101654351
Trade Date	08/02/2017	08/02/2017	08/02/2017	08/02/2017
Cusip	25389JAS5	25389JAS5	25389JAS5	25389JAS5
ComparableCusip	25389JAS5	025816BM0	606822AP9	37045XBY1
Description of Security	DLR 2 3/4 02/01/23	AXP 2 1/2 08/01/22	MUFG 2.665 07/25/22	GM 3.15 06/30/22
Name of Issuer	DIGITAL REALTY TRUST LP	AMERICAN EXPRESS	MITSUBISHI UFJ FIN G	GENERAL MOTORS FI
Date of Purchase	08/02/2017	07/27/2017	07/18/2017	06/27/2017
Date of Offering Commenced	08/02/2017	07/27/2017	07/18/2017	06/27/2017
Unit Price	99.930	99.921	100.000	99.830
Current Yield	2.752%	2.502%	2.665%	3.155%
Yield To Maturity	2.764%	2.517%	2.645%	3.187%
Principal Amt of Total Offering	350,000,000.00	1,850,000,000.00	2,000,000,000.00	1,250,000,000.00
Underwriting Spread	0.600%	0.350%	0.350%	0.350%
Names of Underwriters (prospectus may be attached)	Citigroup, Credit Suisse,
	J.P. Morgan, Merrill
	Lynch, Mogan Stanley,
	Barclays Capital,
	Jefferies, Mizuho,
	MUFG, Scotial Capital,
	SMBC Nikko, SunTrust
	Robinson Humphrey,
	TD Securities, U.S.
	Bancorp, Wells Fargo,
	BB&T, BBVA, Raymond
	James
Name(s) Dealer(s) from whom security was purchased	BANK OF AMERICA
Years of Continuous Operation	3 or more
Amount Purchased	493,000.00
% Offering Purchased by Fund	0.141%
% of Offering Purchased by Associated Accounts	2.999%
Sum of % of Offering Purchased	3.14%
% Fund Assets Applied to Purchase	0.028%
Is Sub-Adviser (or affiliate) a Manager or Co-Manager in the Offering	YES
Is the Manager or a Co-Manager in offering an affiliate of the Fund	YES

Rule 10f-3 Report
John Hancock Core Bond Fund
DLR 2 3/4 02/01/23, 25389JAS5

Purchased Security’s Eligibility (as defined in the procedures) (check one):

☑	Registered Public Offering	☐	Eligible Foreign Offering	☐	Eligible Rule 144A Security	☐	Government Security	☐	Eligible Municipal Security
Check if the following conditions have been met (and discuss any exceptions):
☑	The securities were purchased (1) prior to the end of the first day on which any sales were made at a price that did not exceed the price paid by each other purchaser in the offering or any concurrent offering of the securities (excepting, in an Eligible Foreign Offering, rights required by law to be granted to existing security holders) and (2) on or before the fourth day before termination, if a rights offering. Information with regard to comparable securities will be retained for recordkeeping as required to support this condition and provided upon request.
☑	The securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all the securities offered, except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.
☑	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during a comparable period of time.
☑	Except for Eligible Municipal Securities, the issuer of such securities has been in continuous operation for not less than three years (including the operations of predecessors).
☐	In the case of Eligible Municipal Securities, that they are sufficiently liquid that they can be sold at or near their carrying value within a reasonably short period of time and either (i) are subject to no greater than moderate credit risk, or (ii) if the issuer of the municipal securities, or the entity supplying the revenues or other payments from which the issue is to be paid, has been in continuous operation for less than three years, including the operation of any predecessors, the securities are subject to a minimal or low amount of credit risk.
☑	Percentage of offering purchased by the Fund and other funds advised by the same investment adviser (or its affiliates) or accounts with respect to which the same investment adviser (or its affiliates) has, and has exercised, investment discretion, did not exceed: (a) for Eligible Rule 144A offering, 25% of the total of (1) principal amount of offering of such class sold by underwriters to qualified institution buyers plus (2) principal amount of class in any concurrent public offering; (b) other securities, 25% of principal amount of offering of class.
☑	The Fund did not purchase the securities being offered directly or indirectly from an Affiliated Underwriter, provided that a purchase from a syndicate manager shall not be deemed to be a purchase from an Affiliated Underwriter so long as (a) such Affiliated Underwriter did not benefit directly or indirectly from, the transaction, and, (b) in the case of Eligible Municipal Securities, the purchase was not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.
Check below if written statements of issuer, syndicate manager, or underwriter or seller of securities were relied upon to determine:
☐	The securities were sold in an Eligible Rule 144A Offering;	☐	Compliance with the first condition, above, regarding time and price.
Attach copy of written statement for each box checked. On behalf of the Sub-Adviser, the undersigned hereby certifies that the purchase of securities noted above under “Purchased Security’s Eligibility” complies with the Fund’s Rule 10f-3 Procedures and that all records will be maintained for review and support for such certification. The review for Rule 10f-3 was comprehensive and included a review of the final offering documents for identification of affiliated underwriters.

Rule 10f-3 Report
John Hancock Core Bond Fund
XEL 3.7 08/15/47, 845743BR3

Comparable Securities	0	1	2	3
Trade	101654654
Trade Date	08/02/2017	08/02/2017	08/02/2017	08/02/2017
Cusip	845743BR3	845743BR3	845743BR3	845743BR3
ComparableCusip	845743BR3	485134BQ2	797440BV5	532457BR8
Description of Security	XEL 3.7 08/15/47	GXP 4.2 06/15/47	SRE 3 3/4 06/01/47	LLY 3.95 05/15/47
Name of Issuer	SOUTHWESTERN PUBLIC SERV	KANSAS CITY POWER	SAN DIEGO G & E	ELI LILLY & CO
Date of Purchase	08/02/2017	06/13/2017	06/05/2017	05/04/2017
Date of Offering Commenced	08/02/2017	06/13/2017	06/05/2017	05/04/2017
Unit Price	99.425	99.729	99.554	99.459
Current Yield	3.721%	4.211%	3.767%	3.971%
Yield To Maturity	3.732%	3.996%	3.623%	3.981%
Principal Amt of Total Offering	450,000,000.00	300,000,000.00	400,000,000.00	750,000,000.00
Underwriting Spread	0.875%	0.875%	0.875%	0.875%
Names of Underwriters (prospectus may be attached)	KeyBanc Capital
	Markets, Mizuho
	Securities, U.S,
	Bancorp, Wells Fargo
Name(s) Dealer(s) from whom security was purchased	MIZUHO SEC USA
Years of Continuous Operation	3 or more
Amount Purchased	915,000.00
% Offering Purchased by Fund	0.203%
% of Offering Purchased by Associated Accounts	3.127%
Sum of % of Offering Purchased	3.33%
% Fund Assets Applied to Purchase	0.053%
Is Sub-Adviser (or affiliate) a Manager or Co-Manager in the Offering	YES
Is the Manager or a Co-Manager in offering an affiliate of the Fund	YES

Rule 10f-3 Report
John Hancock Core Bond
Fund XEL 3.7 08/15/47, 845743BR3

Purchased Security’s Eligibility (as defined in the procedures) (check one):

☑	Registered Public Offering	☐	Eligible Foreign Offering	☐	Eligible Rule 144A Security	☐	Government Security	☐	Eligible Municipal Security
Check if the following conditions have been met (and discuss any exceptions):
☑	The securities were purchased (1) prior to the end of the first day on which any sales were made at a price that did not exceed the price paid by each other purchaser in the offering or any concurrent offering of the securities (excepting, in an Eligible Foreign Offering, rights required by law to be granted to existing security holders) and (2) on or before the fourth day before termination, if a rights offering. Information with regard to comparable securities will be retained for recordkeeping as required to support this condition and provided upon request.
☑	The securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all the securities offered, except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.
☑	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during a comparable period of time.
☑	Except for Eligible Municipal Securities, the issuer of such securities has been in continuous operation for not less than three years (including the operations of predecessors).
☐	In the case of Eligible Municipal Securities, that they are sufficiently liquid that they can be sold at or near their carrying value within a reasonably short period of time and either (i) are subject to no greater than moderate credit risk, or (ii) if the issuer of the municipal securities, or the entity supplying the revenues or other payments from which the issue is to be paid, has been in continuous operation for less than three years, including the operation of any predecessors, the securities are subject to a minimal or low amount of credit risk.
☑	Percentage of offering purchased by the Fund and other funds advised by the same investment adviser (or its affiliates) or accounts with respect to which the same investment adviser (or its affiliates) has, and has exercised, investment discretion, did not exceed: (a) for Eligible Rule 144A offering, 25% of the total of (1) principal amount of offering of such class sold by underwriters to qualified institution buyers plus (2) principal amount of class in any concurrent public offering; (b) other securities, 25% of principal amount of offering of class.
☑	The Fund did not purchase the securities being offered directly or indirectly from an Affiliated Underwriter, provided that a purchase from a syndicate manager shall not be deemed to be a purchase from an Affiliated Underwriter so long as (a) such Affiliated Underwriter did not benefit directly or indirectly from, the transaction, and, (b) in the case of Eligible Municipal Securities, the purchase was not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.
Check below if written statements of issuer, syndicate manager, or underwriter or seller of securities were relied upon to determine:
☐	The securities were sold in an Eligible Rule 144A Offering;	☐	Compliance with the first condition, above, regarding time and price.
Attach copy of written statement for each box checked. On behalf of the Sub-Adviser, the undersigned hereby certifies that the purchase of securities noted above under “Purchased Security’s Eligibility” complies with the Fund’s Rule 10f-3 Procedures and that all records will be maintained for review and support for such certification. The review for Rule 10f-3 was comprehensive and included a review of the final offering documents for identification of affiliated underwriters.

Rule 10f-3 Report
John Hancock Core Bond Fund
TMO 3.2 08/15/27, 883556BX9

Comparable Securities	0	1	2	3
Trade	101730088
Trade Date	08/10/2017	08/10/2017	08/10/2017	08/10/2017
Cusip	883556BX9	883556BX9	883556BX9	883556BX9
ComparableCusip	883556BX9	606822AR5	056752AJ7	037833CX6
Description of Security	TMO 3.2 08/15/27	MUFG 3.287 07/25/27	BIDU 3 5/8 07/06/27	AAPL 3 06/20/27
Name of Issuer	THERMO FISHER SCIENTIFIC	MITSUBISHI UFJ FIN G	BAIDU INC	APPLE INC
Date of Purchase	08/10/2017	07/18/2017	06/27/2017	06/13/2017
Date of Offering Commenced	08/10/2017	07/18/2017	06/27/2017	06/13/2017
Unit Price	99.263	100.000	99.576	99.769
Current Yield	3.224%	3.287%	3.640%	3.007%
Yield To Maturity	3.287%	3.226%	3.501%	3.011%
Principal Amt of Total Offering	750,000,000.00	1,000,000,000.00	600,000,000.00	1,000,000,000.00
Underwriting Spread	0.650%	0.450%	0.275%	0.200%
Names of Underwriters (prospectus may be attached)	Goldman Sachs, Merrill
	Lynch, Citigroup, J.P.
	Morgan, Barclays,
	HSBC, Mizuho, MUFG,
	BNP Paribas, Credit
	Suisse, Deutsche Bank,
	SMBC Nikko, U.S.
	Bancorp, BNY Mellon,
	ING, KeyBanc, Loop,
	Scotia Capital, Wells
	Fargo
Name(s) Dealer(s) from whom security was purchased	CHASE SECURITIES
Years of Continuous Operation	3 or more
Amount Purchased	1,755,000.00
% Offering Purchased by Fund	0.234%
% of Offering Purchased by Associated Accounts	4.036%
Sum of % of Offering Purchased	4.27%
% Fund Assets Applied to Purchase	0.101%
Is Sub-Adviser (or affiliate) a Manager or Co-Manager in the Offering	YES
Is the Manager or a Co-Manager in offering an affiliate of the Fund	YES

Rule 10f-3 Report
John Hancock Core Bond Fund
TMO 3.2 08/15/27, 883556BX9

Purchased Security’s Eligibility (as defined in the procedures) (check one):

☑	Registered Public Offering	☐	Eligible Foreign Offering	☐	Eligible Rule 144A Security	☐	Government Security	☐	Eligible Municipal Security
Check if the following conditions have been met (and discuss any exceptions):
☑	The securities were purchased (1) prior to the end of the first day on which any sales were made at a price that did not exceed the price paid by each other purchaser in the offering or any concurrent offering of the securities (excepting, in an Eligible Foreign Offering, rights required by law to be granted to existing security holders) and (2) on or before the fourth day before termination, if a rights offering. Information with regard to comparable securities will be retained for recordkeeping as required to support this condition and provided upon request.
☑	The securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all the securities offered, except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.
☑	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during a comparable period of time.
☑	Except for Eligible Municipal Securities, the issuer of such securities has been in continuous operation for not less than three years (including the operations of predecessors).
☐	In the case of Eligible Municipal Securities, that they are sufficiently liquid that they can be sold at or near their carrying value within a reasonably short period of time and either (i) are subject to no greater than moderate credit risk, or (ii) if the issuer of the municipal securities, or the entity supplying the revenues or other payments from which the issue is to be paid, has been in continuous operation for less than three years, including the operation of any predecessors, the securities are subject to a minimal or low amount of credit risk.
☑	Percentage of offering purchased by the Fund and other funds advised by the same investment adviser (or its affiliates) or accounts with respect to which the same investment adviser (or its affiliates) has, and has exercised, investment discretion, did not exceed: (a) for Eligible Rule 144A offering, 25% of the total of (1) principal amount of offering of such class sold by underwriters to qualified institution buyers plus (2) principal amount of class in any concurrent public offering; (b) other securities, 25% of principal amount of offering of class.
☑	The Fund did not purchase the securities being offered directly or indirectly from an Affiliated Underwriter, provided that a purchase from a syndicate manager shall not be deemed to be a purchase from an Affiliated Underwriter so long as (a) such Affiliated Underwriter did not benefit directly or indirectly from, the transaction, and, (b) in the case of Eligible Municipal Securities, the purchase was not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.
Check below if written statements of issuer, syndicate manager, or underwriter or seller of securities were relied upon to determine:
☐	The securities were sold in an Eligible Rule 144A Offering;	☐	Compliance with the first condition, above, regarding time and price.
Attach copy of written statement for each box checked. On behalf of the Sub-Adviser, the undersigned hereby certifies that the purchase of securities noted above under “Purchased Security’s Eligibility” complies with the Fund’s Rule 10f-3 Procedures and that all records will be maintained for review and support for such certification. The review for Rule 10f-3 was comprehensive and included a review of the final offering documents for identification of affiliated underwriters.

Rule 10f-3 Report
John Hancock Core Bond Fund
TMO 4.1 08/15/47, 883556BY7

Comparable Securities	0	1	2	3
Trade	101729855
Trade Date	08/10/2017	08/10/2017	08/10/2017	08/10/2017
Cusip	883556BY7	883556BY7	883556BY7	883556BY7
ComparableCusip	883556BY7	485134BQ2	797440BV5	532457BR8
Description of Security	TMO 4.1 08/15/47	GXP 4.2 06/15/47	SRE 3 3/4 06/01/47	LLY 3.95 05/15/47
Name of Issuer	THERMO FISHER SCIENTIFIC	KANSAS CITY POWER	SAN DIEGO G & E	ELI LILLY & CO
Date of Purchase	08/10/2017	06/13/2017	06/05/2017	05/04/2017
Date of Offering Commenced	08/10/2017	06/13/2017	06/05/2017	05/04/2017
Unit Price	98.825	99.729	99.554	99.459
Current Yield	4.149%	4.211%	3.767%	3.971%
Yield To Maturity	4.169%	3.938%	3.626%	3.981%
Principal Amt of Total Offering	750,000,000.00	300,000,000.00	400,000,000.00	750,000,000.00
Underwriting Spread	0.875%	0.875%	0.875%	0.875%
Names of Underwriters (prospectus may be attached)	Goldman Sachs, Merrill
Lynch, Citigroup, J.P.
Morgan, Barclays,
HSBC, Mizuho, MUFG,
BNP Paribas, Credit
Suisse, Deutsche Bank,
SMBC Nikko, U.S.
Bancorp, BNY Mellon,
ING, KeyBanc, Loop
Capital, Scotia Capital,
	Wells Fargo
Name(s) Dealer(s) from whom security was purchased	CHASE SECURITIES
Years of Continuous Operation	3 or more
Amount Purchased	1,123,000.00
% Offering Purchased by Fund	0.150%
% of Offering Purchased by Associated Accounts	3.45%
Sum of % of Offering Purchased	3.60%
% Fund Assets Applied to Purchase	0.065%
Is Sub-Adviser (or affiliate) a Manager or Co-Manager in the Offering	YES
Is the Manager or a Co-Manager in offering an affiliate of the Fund	YES

Rule 10f-3 Report
John Hancock Core Bond Fund
TMO 4.1 08/15/47, 883556BY7

Purchased Security’s Eligibility (as defined in the procedures) (check one):

☑	Registered Public Offering	☐	Eligible Foreign Offering	☐	Eligible Rule 144A Security	☐	Government Security	☐	Eligible Municipal Security
Check if the following conditions have been met (and discuss any exceptions):
☑	The securities were purchased (1) prior to the end of the first day on which any sales were made at a price that did not exceed the price paid by each other purchaser in the offering or any concurrent offering of the securities (excepting, in an Eligible Foreign Offering, rights required by law to be granted to existing security holders) and (2) on or before the fourth day before termination, if a rights offering. Information with regard to comparable securities will be retained for recordkeeping as required to support this condition and provided upon request.
☑	The securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all the securities offered, except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.
☑	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during a comparable period of time.
☑	Except for Eligible Municipal Securities, the issuer of such securities has been in continuous operation for not less than three years (including the operations of predecessors).
☐	In the case of Eligible Municipal Securities, that they are sufficiently liquid that they can be sold at or near their carrying value within a reasonably short period of time and either (i) are subject to no greater than moderate credit risk, or (ii) if the issuer of the municipal securities, or the entity supplying the revenues or other payments from which the issue is to be paid, has been in continuous operation for less than three years, including the operation of any predecessors, the securities are subject to a minimal or low amount of credit risk.
☑	Percentage of offering purchased by the Fund and other funds advised by the same investment adviser (or its affiliates) or accounts with respect to which the same investment adviser (or its affiliates) has, and has exercised, investment discretion, did not exceed: (a) for Eligible Rule 144A offering, 25% of the total of (1) principal amount of offering of such class sold by underwriters to qualified institution buyers plus (2) principal amount of class in any concurrent public offering; (b) other securities, 25% of principal amount of offering of class.
☑	The Fund did not purchase the securities being offered directly or indirectly from an Affiliated Underwriter, provided that a purchase from a syndicate manager shall not be deemed to be a purchase from an Affiliated Underwriter so long as (a) such Affiliated Underwriter did not benefit directly or indirectly from, the transaction, and, (b) in the case of Eligible Municipal Securities, the purchase was not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.
Check below if written statements of issuer, syndicate manager, or underwriter or seller of securities were relied upon to determine:
☐	The securities were sold in an Eligible Rule 144A Offering;	☐	Compliance with the first condition, above, regarding time and price.
Attach copy of written statement for each box checked. On behalf of the Sub-Adviser, the undersigned hereby certifies that the purchase of securities noted above under “Purchased Security’s Eligibility” complies with the Fund’s Rule 10f-3 Procedures and that all records will be maintained for review and support for such certification. The review for Rule 10f-3 was comprehensive and included a review of the final offering documents for identification of affiliated underwriters.

Rule 10f-3 Report
John Hancock Core Bond Fund
LH 3 1/4 09/01/24, 50540RAT9

Comparable Securities	0	1	2	3
Trade	101761999
Trade Date	08/15/2017	08/15/2017	08/15/2017	08/15/2017
Cusip	50540RAT9	50540RAT9	50540RAT9	50540RAT9
ComparableCusip	50540RAT9	458140BE9	983919AJ0	904764AX5
Description of Security	LH 3 1/4 09/01/24	INTC 2.7 06/17/24	XLNX 2.95 06/01/24	UNANA 2.6 05/05/24
Name of Issuer	LABORATORY CORP OF AMER	INTEL CORP	XILINX INC	UNILEVER CAPITAL C
Date of Purchase	08/15/2017	06/13/2017	05/24/2017	05/02/2017
Date of Offering Commenced	08/15/2017	06/13/2017	05/24/2017	05/02/2017
Unit Price	99.775	99.987	99.887	99.007
Current Yield	3.257%	2.700%	2.953%	2.626%
Yield To Maturity	3.286%	2.681%	2.968%	2.515%
Principal Amt of Total Offering	600,000,000.00	600,000,000.00	750,000,000.00	500,000,000.00
Underwriting Spread	0.625%	0.150%	0.400%	0.400%
Names of Underwriters (prospectus may be attached)	Merrill Lynch, Wells Fargo, Barclays, MUFG, TD Securities, Credit Suisse, KeyBanc, PNC, U.S. Bancorp, BB&T, BNY Mellon, Credit Agricole, Fifth Third, Goldman Sachs
Name(s) Dealer(s) from whom security was purchased	BANK OF AMERICA
Years of Continuous Operation	3 or more
Amount Purchased	1,050,000.00
% Offering Purchased by Fund	0.175%
% of Offering Purchased by Associated Accounts	2.325%
Sum of % of Offering Purchased	2.50%
% Fund Assets Applied to Purchase	0.061%
Is Sub-Adviser (or affiliate) a Manager or Co-Manager in the Offering	YES
Is the Manager or a Co-Manager in offering an affiliate of the Fund	YES

Rule 10f-3 Report
John Hancock Core Bond Fund
LH 3 1/4 09/01/24, 50540RAT9

Purchased Security’s Eligibility (as defined in the procedures) (check one):

☑	Registered Public Offering	☐	Eligible Foreign Offering	☐	Eligible Rule 144A Security	☐	Government Security	☐	Eligible Municipal Security
Check if the following conditions have been met (and discuss any exceptions):
☑	The securities were purchased (1) prior to the end of the first day on which any sales were made at a price that did not exceed the price paid by each other purchaser in the offering or any concurrent offering of the securities (excepting, in an Eligible Foreign Offering, rights required by law to be granted to existing security holders) and (2) on or before the fourth day before termination, if a rights offering. Information with regard to comparable securities will be retained for recordkeeping as required to support this condition and provided upon request.
☑	The securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all the securities offered, except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.
☑	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during a comparable period of time.
☑	Except for Eligible Municipal Securities, the issuer of such securities has been in continuous operation for not less than three years (including the operations of predecessors).
☐	In the case of Eligible Municipal Securities, that they are sufficiently liquid that they can be sold at or near their carrying value within a reasonably short period of time and either (i) are subject to no greater than moderate credit risk, or (ii) if the issuer of the municipal securities, or the entity supplying the revenues or other payments from which the issue is to be paid, has been in continuous operation for less than three years, including the operation of any predecessors, the securities are subject to a minimal or low amount of credit risk.
☑	Percentage of offering purchased by the Fund and other funds advised by the same investment adviser (or its affiliates) or accounts with respect to which the same investment adviser (or its affiliates) has, and has exercised, investment discretion, did not exceed: (a) for Eligible Rule 144A offering, 25% of the total of (1) principal amount of offering of such class sold by underwriters to qualified institution buyers plus (2) principal amount of class in any concurrent public offering; (b) other securities, 25% of principal amount of offering of class.
☑	The Fund did not purchase the securities being offered directly or indirectly from an Affiliated Underwriter, provided that a purchase from a syndicate manager shall not be deemed to be a purchase from an Affiliated Underwriter so long as (a) such Affiliated Underwriter did not benefit directly or indirectly from, the transaction, and, (b) in the case of Eligible Municipal Securities, the purchase was not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.
Check below if written statements of issuer, syndicate manager, or underwriter or seller of securities were relied upon to determine:
☐	The securities were sold in an Eligible Rule 144A Offering;	☐	Compliance with the first condition, above, regarding time and price.
Attach copy of written statement for each box checked. On behalf of the Sub-Adviser, the undersigned hereby certifies that the purchase of securities noted above under “Purchased Security’s Eligibility” complies with the Fund’s Rule 10f-3 Procedures and that all records will be maintained for review and support for such certification. The review for Rule 10f-3 was comprehensive and included a review of the final offering documents for identification of affiliated underwriters.

Rule 10f-3 Report
John Hancock Core Bond Fund
LH 3.6 09/01/27, 50540RAU6

Comparable Securities	0	1	2	3
Trade	101761842
Trade Date	08/15/2017	08/15/2017	08/15/2017	08/15/2017
Cusip	50540RAU6	50540RAU6	50540RAU6	50540RAU6
ComparableCusip	50540RAU6	606822AR5	056752AJ7	037833CX6
Description of Security	LH 3.6 09/01/27	MUFG 3.287 07/25/27	BIDU 3 5/8 07/06/27	AAPL 3 06/20/27
Name of Issuer	LABORATORY CORP OF AMER	MITSUBISHI UFJ FIN G	BAIDU INC	APPLE INC
Date of Purchase	08/15/2017	07/18/2017	06/27/2017	06/13/2017
Date of Offering Commenced	08/15/2017	07/18/2017	06/27/2017	06/13/2017
Unit Price	99.849	100.000	99.576	99.769
Current Yield	3.605%	3.287%	3.640%	3.007%
Yield To Maturity	3.618%	3.279%	3.569%	2.821%
Principal Amt of Total Offering	600,000,000.00	1,000,000,000.00	600,000,000.00	1,000,000,000.00
Underwriting Spread	0.650%	0.450%	0.275%	0.200%
Names of Underwriters (prospectus may be attached)	Merrill Lynch, Wells Fargo, Barclays, MUFG, TD Securities, Credit Suisse, KeyBanc, PNC, U.S. Bancorp, BB&T, BNY Mellon, Credit Agricole, Fifth Third, Goldman Sachs
Name(s) Dealer(s) from whom security was purchased	BANK OF AMERICA
Years of Continuous Operation	3 or more
Amount Purchased	1,051,000.00
% Offering Purchased by Fund	0.175%
% of Offering Purchased by Associated Accounts	2.325%
Sum of % of Offering Purchased	2.50%
% Fund Assets Applied to Purchase	0.061%
Is Sub-Adviser (or affiliate) a Manager or Co-Manager in the Offering	YES
Is the Manager or a Co-Manager in offering an affiliate of the Fund	YES

Rule 10f-3 Report
John Hancock Core Bond Fund
LH 3.6 09/01/27, 50540RAU6

Purchased Security’s Eligibility (as defined in the procedures) (check one):

☑	Registered Public Offering	☐	Eligible Foreign Offering	☐	Eligible Rule 144A Security	☐	Government Security	☐	Eligible Municipal Security
Check if the following conditions have been met (and discuss any exceptions):
☑	The securities were purchased (1) prior to the end of the first day on which any sales were made at a price that did not exceed the price paid by each other purchaser in the offering or any concurrent offering of the securities (excepting, in an Eligible Foreign Offering, rights required by law to be granted to existing security holders) and (2) on or before the fourth day before termination, if a rights offering. Information with regard to comparable securities will be retained for recordkeeping as required to support this condition and provided upon request.
☑	The securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all the securities offered, except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.
☑	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during a comparable period of time.
☑	Except for Eligible Municipal Securities, the issuer of such securities has been in continuous operation for not less than three years (including the operations of predecessors).
☐	In the case of Eligible Municipal Securities, that they are sufficiently liquid that they can be sold at or near their carrying value within a reasonably short period of time and either (i) are subject to no greater than moderate credit risk, or (ii) if the issuer of the municipal securities, or the entity supplying the revenues or other payments from which the issue is to be paid, has been in continuous operation for less than three years, including the operation of any predecessors, the securities are subject to a minimal or low amount of credit risk.
☑	Percentage of offering purchased by the Fund and other funds advised by the same investment adviser (or its affiliates) or accounts with respect to which the same investment adviser (or its affiliates) has, and has exercised, investment discretion, did not exceed: (a) for Eligible Rule 144A offering, 25% of the total of (1) principal amount of offering of such class sold by underwriters to qualified institution buyers plus (2) principal amount of class in any concurrent public offering; (b) other securities, 25% of principal amount of offering of class.
☑	The Fund did not purchase the securities being offered directly or indirectly from an Affiliated Underwriter, provided that a purchase from a syndicate manager shall not be deemed to be a purchase from an Affiliated Underwriter so long as (a) such Affiliated Underwriter did not benefit directly or indirectly from, the transaction, and, (b) in the case of Eligible Municipal Securities, the purchase was not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.
Check below if written statements of issuer, syndicate manager, or underwriter or seller of securities were relied upon to determine:
☐	The securities were sold in an Eligible Rule 144A Offering;	☐	Compliance with the first condition, above, regarding time and price.
Attach copy of written statement for each box checked. On behalf of the Sub-Adviser, the undersigned hereby certifies that the purchase of securities noted above under “Purchased Security’s Eligibility” complies with the Fund’s Rule 10f-3 Procedures and that all records will be maintained for review and support for such certification. The review for Rule 10f-3 was comprehensive and included a review of the final offering documents for identification of affiliated underwriters.

Rule 10f-3 Report
John Hancock Core Bond Fund
EXC 2.95 08/15/27, 202795JK7

Comparable Securities	0	1	2	3
Trade	101774077
Trade Date	08/16/2017	08/16/2017	08/16/2017	08/16/2017
Cusip	202795JK7	202795JK7	202795JK7	202795JK7
ComparableCusip	202795JK7	606822AR5	056752AJ7	037833CX6
Description of Security	EXC 2.95 08/15/27	MUFG 3.287 07/25/27	BIDU 3 5/8 07/06/27	AAPL 3 06/20/27
Name of Issuer	COMMONWEALTH EDISON CO	MITSUBISHI UFJ FIN G	BAIDU INC	APPLE INC
Date of Purchase	08/16/2017	07/18/2017	06/27/2017	06/13/2017
Date of Offering Commenced	08/16/2017	07/18/2017	06/27/2017	06/13/2017
Unit Price	99.726	100.000	99.576	99.769
Current Yield	2.958%	3.287%	3.640%	3.007%
Yield To Maturity	2.982%	3.279%	3.569%	2.821%
Principal Amt of Total Offering	350,000,000.00	1,000,000,000.00	600,000,000.00	1,000,000,000.00
Underwriting Spread	0.650%	0.450%	0.275%	0.200%
Names of Underwriters (prospectus may be attached)	Mizuho Securities,
Scotia Capital, U.S.
Bancorp, Wells Fargo,
CIBC World Markets,
SMBC Nikko, Key Banc
Capital Markets, Loop
Capital Markets, The
Williams Capital Group,
Blaylock Van, Melvin
Securities, Samuel A.
	Ramirez & Co.
Name(s) Dealer(s) from whom security was purchased	MIZUHO SEC USA
Years of Continuous Operation	3 or more
Amount Purchased	1,400,000.00
% Offering Purchased by Fund	0.400%
% of Offering Purchased by Associated Accounts	5.31%
Sum of % of Offering Purchased	5.71%
% Fund Assets Applied to Purchase	0.080%
Is Sub-Adviser (or affiliate) a Manager or Co-Manager in the Offering	YES
Is the Manager or a Co-Manager in offering an affiliate of the Fund	YES

Rule 10f-3 Report
John Hancock Core Bond Fund
EXC 2.95 08/15/27, 202795JK7

Purchased Security’s Eligibility (as defined in the procedures) (check one):

☑	Registered Public Offering	☐	Eligible Foreign Offering	☐	Eligible Rule 144A Security	☐	Government Security	☐	Eligible Municipal Security
Check if the following conditions have been met (and discuss any exceptions):
☑	The securities were purchased (1) prior to the end of the first day on which any sales were made at a price that did not exceed the price paid by each other purchaser in the offering or any concurrent offering of the securities (excepting, in an Eligible Foreign Offering, rights required by law to be granted to existing security holders) and (2) on or before the fourth day before termination, if a rights offering. Information with regard to comparable securities will be retained for recordkeeping as required to support this condition and provided upon request.
☑	The securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all the securities offered, except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.
☑	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during a comparable period of time.
☑	Except for Eligible Municipal Securities, the issuer of such securities has been in continuous operation for not less than three years (including the operations of predecessors).
☐	In the case of Eligible Municipal Securities, that they are sufficiently liquid that they can be sold at or near their carrying value within a reasonably short period of time and either (i) are subject to no greater than moderate credit risk, or (ii) if the issuer of the municipal securities, or the entity supplying the revenues or other payments from which the issue is to be paid, has been in continuous operation for less than three years, including the operation of any predecessors, the securities are subject to a minimal or low amount of credit risk.
☑	Percentage of offering purchased by the Fund and other funds advised by the same investment adviser (or its affiliates) or accounts with respect to which the same investment adviser (or its affiliates) has, and has exercised, investment discretion, did not exceed: (a) for Eligible Rule 144A offering, 25% of the total of (1) principal amount of offering of such class sold by underwriters to qualified institution buyers plus (2) principal amount of class in any concurrent public offering; (b) other securities, 25% of principal amount of offering of class.
☑	The Fund did not purchase the securities being offered directly or indirectly from an Affiliated Underwriter, provided that a purchase from a syndicate manager shall not be deemed to be a purchase from an Affiliated Underwriter so long as (a) such Affiliated Underwriter did not benefit directly or indirectly from, the transaction, and, (b) in the case of Eligible Municipal Securities, the purchase was not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.
Check below if written statements of issuer, syndicate manager, or underwriter or seller of securities were relied upon to determine:
☐	The securities were sold in an Eligible Rule 144A Offering;	☐	Compliance with the first condition, above, regarding time and price.
Attach copy of written statement for each box checked. On behalf of the Sub-Adviser, the undersigned hereby certifies that the purchase of securities noted above under “Purchased Security’s Eligibility” complies with the Fund’s Rule 10f-3 Procedures and that all records will be maintained for review and support for such certification. The review for Rule 10f-3 was comprehensive and included a review of the final offering documents for identification of affiliated underwriters.

Rule 10f-3 Report
John Hancock Core Bond Fund
EXC 3 3/4 08/15/47, 202795JL5

Comparable Securities	0	1	2	3
Trade	101773899
Trade Date	08/16/2017	08/16/2017	08/16/2017	08/16/2017
Cusip	202795JL5	202795JL5	202795JL5	202795JL5
ComparableCusip	202795JL5	485134BQ2	797440BV5	532457BR8
Description of Security	EXC 3 3/4 08/15/47	GXP 4.2 06/15/47	SRE 3 3/4 06/01/47	LLY 3.95 05/15/47
Name of Issuer	COMMONWEALTH EDISON CO	KANSAS CITY POWER	SAN DIEGO G & E	ELI LILLY & CO
Date of Purchase	08/16/2017	06/13/2017	06/05/2017	05/04/2017
Date of Offering Commenced	08/16/2017	06/13/2017	06/05/2017	05/04/2017
Unit Price	99.750	99.729	99.554	99.459
Current Yield	3.759%	4.211%	3.767%	3.971%
Yield To Maturity	3.764%	3.940%	3.590%	3.981%
Principal Amt of Total Offering	650,000,000.00	300,000,000.00	400,000,000.00	750,000,000.00
Underwriting Spread	0.875%	0.875%	0.875%	0.875%
Names of Underwriters (prospectus may be attached)	Mizuho, Scotia Capital,
U.S. Bancorp, Wells
Fargo, CIBC World
Markets, SMBC Nikko,
KeyBanc Capital
Markets, Loop Capital
Markets, The Williams
Capital Group, Blaylock
Van, Melvin Securities,
Samuel A. Ramirez &
	Co.
Name(s) Dealer(s) from whom security was purchased	MIZUHO SEC USA
Years of Continuous Operation	3 or more
Amount Purchased	840,000.00
% Offering Purchased by Fund	0.129%
% of Offering Purchased by Associated Accounts	2.181%
Sum of % of Offering Purchased	2.31%
% Fund Assets Applied to Purchase	0.048%
Is Sub-Adviser (or affiliate) a Manager or Co-Manager in the Offering	YES
Is the Manager or a Co-Manager in offering an affiliate of the Fund	YES

Rule 10f-3 Report
John Hancock Core Bond Fund
EXC 3 3/4 08/15/47, 202795JL5

Purchased Security’s Eligibility (as defined in the procedures) (check one):

☑	Registered Public Offering	☐	Eligible Foreign Offering	☐	Eligible Rule 144A Security	☐	Government Security	☐	Eligible Municipal Security
Check if the following conditions have been met (and discuss any exceptions):
☑	The securities were purchased (1) prior to the end of the first day on which any sales were made at a price that did not exceed the price paid by each other purchaser in the offering or any concurrent offering of the securities (excepting, in an Eligible Foreign Offering, rights required by law to be granted to existing security holders) and (2) on or before the fourth day before termination, if a rights offering. Information with regard to comparable securities will be retained for recordkeeping as required to support this condition and provided upon request.
☑	The securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all the securities offered, except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.
☑	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during a comparable period of time.
☑	Except for Eligible Municipal Securities, the issuer of such securities has been in continuous operation for not less than three years (including the operations of predecessors).
☐	In the case of Eligible Municipal Securities, that they are sufficiently liquid that they can be sold at or near their carrying value within a reasonably short period of time and either (i) are subject to no greater than moderate credit risk, or (ii) if the issuer of the municipal securities, or the entity supplying the revenues or other payments from which the issue is to be paid, has been in continuous operation for less than three years, including the operation of any predecessors, the securities are subject to a minimal or low amount of credit risk.
☑	Percentage of offering purchased by the Fund and other funds advised by the same investment adviser (or its affiliates) or accounts with respect to which the same investment adviser (or its affiliates) has, and has exercised, investment discretion, did not exceed: (a) for Eligible Rule 144A offering, 25% of the total of (1) principal amount of offering of such class sold by underwriters to qualified institution buyers plus (2) principal amount of class in any concurrent public offering; (b) other securities, 25% of principal amount of offering of class.
☑	The Fund did not purchase the securities being offered directly or indirectly from an Affiliated Underwriter, provided that a purchase from a syndicate manager shall not be deemed to be a purchase from an Affiliated Underwriter so long as (a) such Affiliated Underwriter did not benefit directly or indirectly from, the transaction, and, (b) in the case of Eligible Municipal Securities, the purchase was not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.
Check below if written statements of issuer, syndicate manager, or underwriter or seller of securities were relied upon to determine:
☐	The securities were sold in an Eligible Rule 144A Offering;	☐	Compliance with the first condition, above, regarding time and price.
Attach copy of written statement for each box checked. On behalf of the Sub-Adviser, the undersigned hereby certifies that the purchase of securities noted above under “Purchased Security’s Eligibility” complies with the Fund’s Rule 10f-3 Procedures and that all records will be maintained for review and support for such certification. The review for Rule 10f-3 was comprehensive and included a review of the final offering documents for identification of affiliated underwriters.

Rule 10f-3 Report
John Hancock Core Bond Fund
VMW 2.3 08/21/20, 928563AA3

Comparable Securities	0	1	2	3
Trade	101773621
Trade Date	08/16/2017	08/16/2017	08/16/2017	08/16/2017
Cusip	928563AA3	928563AA3	928563AA3	928563AA3
ComparableCusip	928563AA3	373334KJ9	151020AV6	345397YM9
Description of Security	VMW 2.3 08/21/20	SO 2 09/08/20	CELG 2 1/4 08/15/21	F 2.425 06/12/20
Name of Issuer	VMWARE INC	GEORGIA POWER CO	CELGENE CORP	FORD MOTOR CREDI
Date of Purchase	08/16/2017	08/03/2017	08/01/2017	06/07/2017
Date of Offering Commenced	08/16/2017	08/03/2017	08/01/2017	06/07/2017
Unit Price	99.870	99.966	99.706	100.000
Current Yield	2.303%	2.001%	2.257%	2.425%
Yield To Maturity	2.345%	1.961%	2.324%	2.340%
Principal Amt of Total Offering	1,250,000,000.00	500,000,000.00	500,000,000.00	650,000,000.00
Underwriting Spread	0.400%	0.350%	0.250%	0.250%
Names of Underwriters (prospectus may be attached)	J.P. Morgan, BofA Merrill Lynch, Barclays Capital, Citigroup Global Markets, Credit Suisse, Goldman Sachs, Morgan Stanley, RBC Capital Markets, UBS Securities, Deutsche Bank, Wells Fargo
Name(s) Dealer(s) from whom security was purchased	CHASE SECURITIES
Years of Continuous Operation	3 or more
Amount Purchased	2,110,000.00
% Offering Purchased by Fund	0.169%
% of Offering Purchased by Associated Accounts	3.831%
Sum of % of Offering Purchased	4.00%
% Fund Assets Applied to Purchase	0.121%
Is Sub-Adviser (or affiliate) a Manager or Co-Manager in the Offering	YES
Is the Manager or a Co-Manager in offering an affiliate of the Fund	YES

Rule 10f-3 Report
John Hancock Core Bond Fund
VMW 2.3 08/21/20, 928563AA3

Purchased Security’s Eligibility (as defined in the procedures) (check one):

☑	Registered Public Offering	☐	Eligible Foreign Offering	☐	Eligible Rule 144A Security	☐	Government Security	☐	Eligible Municipal Security
Check if the following conditions have been met (and discuss any exceptions):
☑	The securities were purchased (1) prior to the end of the first day on which any sales were made at a price that did not exceed the price paid by each other purchaser in the offering or any concurrent offering of the securities (excepting, in an Eligible Foreign Offering, rights required by law to be granted to existing security holders) and (2) on or before the fourth day before termination, if a rights offering. Information with regard to comparable securities will be retained for recordkeeping as required to support this condition and provided upon request.
☑	The securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all the securities offered, except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.
☑	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during a comparable period of time.
☑	Except for Eligible Municipal Securities, the issuer of such securities has been in continuous operation for not less than three years (including the operations of predecessors).
☐	In the case of Eligible Municipal Securities, that they are sufficiently liquid that they can be sold at or near their carrying value within a reasonably short period of time and either (i) are subject to no greater than moderate credit risk, or (ii) if the issuer of the municipal securities, or the entity supplying the revenues or other payments from which the issue is to be paid, has been in continuous operation for less than three years, including the operation of any predecessors, the securities are subject to a minimal or low amount of credit risk.
☑	Percentage of offering purchased by the Fund and other funds advised by the same investment adviser (or its affiliates) or accounts with respect to which the same investment adviser (or its affiliates) has, and has exercised, investment discretion, did not exceed: (a) for Eligible Rule 144A offering, 25% of the total of (1) principal amount of offering of such class sold by underwriters to qualified institution buyers plus (2) principal amount of class in any concurrent public offering; (b) other securities, 25% of principal amount of offering of class.
☑	The Fund did not purchase the securities being offered directly or indirectly from an Affiliated Underwriter, provided that a purchase from a syndicate manager shall not be deemed to be a purchase from an Affiliated Underwriter so long as (a) such Affiliated Underwriter did not benefit directly or indirectly from, the transaction, and, (b) in the case of Eligible Municipal Securities, the purchase was not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.
Check below if written statements of issuer, syndicate manager, or underwriter or seller of securities were relied upon to determine:
☐	The securities were sold in an Eligible Rule 144A Offering;	☐	Compliance with the first condition, above, regarding time and price.
Attach copy of written statement for each box checked. On behalf of the Sub-Adviser, the undersigned hereby certifies that the purchase of securities noted above under “Purchased Security’s Eligibility” complies with the Fund’s Rule 10f-3 Procedures and that all records will be maintained for review and support for such certification. The review for Rule 10f-3 was comprehensive and included a review of the final offering documents for identification of affiliated underwriters.

Rule 10f-3 Report
John Hancock Core Bond Fund
VMW 2.95 08/21/22, 928563AB1

Comparable Securities	0	1	2	3
Trade	101773310
Trade Date	08/16/2017	08/16/2017	08/16/2017	08/16/2017
Cusip	928563AB1	928563AB1	928563AB1	928563AB1
ComparableCusip	928563AB1	025816BM0	606822AP9	37045XBY1
Description of Security	VMW 2.95 08/21/22	AXP 2 1/2 08/01/22	MUFG 2.665 07/25/22	GM 3.15 06/30/22
Name of Issuer	VMWARE INC	AMERICAN EXPRESS	MITSUBISHI UFJ FIN G	GENERAL MOTORS FI
Date of Purchase	08/16/2017	07/27/2017	07/18/2017	06/27/2017
Date of Offering Commenced	08/16/2017	07/27/2017	07/18/2017	06/27/2017
Unit Price	99.792	99.921	100.000	99.830
Current Yield	2.956%	2.502%	2.665%	3.155%
Yield To Maturity	2.995%	2.517%	2.645%	3.187%
Principal Amt of Total Offering	1,500,000,000.00	1,850,000,000.00	2,000,000,000.00	1,250,000,000.00
Underwriting Spread	0.600%	0.350%	0.350%	0.350%
Names of Underwriters (prospectus may be attached)	J.P. Morgan, BofA Merrill Lynch, Barclays Capital, Citigroup, Credit Suisse, Goldman Sachs, Morgan Stanley, RBC Capital Markets, UBS Securities, Deutsche Bank, Wells Fargo
Name(s) Dealer(s) from whom security was purchased	CHASE SECURITIES
Years of Continuous Operation	3 or more
Amount Purchased	1,750,000.00
% Offering Purchased by Fund	0.117%
% of Offering Purchased by Associated Accounts	2.883%
Sum of % of Offering Purchased	3.00%
% Fund Assets Applied to Purchase	0.100%
Is Sub-Adviser (or affiliate) a Manager or Co-Manager in the Offering	YES
Is the Manager or a Co-Manager in offering an affiliate of the Fund	YES

Rule 10f-3 Report
John Hancock Core Bond Fund
VMW 2.95 08/21/22, 928563AB1

Purchased Security’s Eligibility (as defined in the procedures) (check one):

☑	Registered Public Offering	☐	Eligible Foreign Offering	☐	Eligible Rule 144A Security	☐	Government Security	☐	Eligible Municipal Security
Check if the following conditions have been met (and discuss any exceptions):
☑	The securities were purchased (1) prior to the end of the first day on which any sales were made at a price that did not exceed the price paid by each other purchaser in the offering or any concurrent offering of the securities (excepting, in an Eligible Foreign Offering, rights required by law to be granted to existing security holders) and (2) on or before the fourth day before termination, if a rights offering. Information with regard to comparable securities will be retained for recordkeeping as required to support this condition and provided upon request.
☑	The securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all the securities offered, except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.
☑	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during a comparable period of time.
☑	Except for Eligible Municipal Securities, the issuer of such securities has been in continuous operation for not less than three years (including the operations of predecessors).
☐	In the case of Eligible Municipal Securities, that they are sufficiently liquid that they can be sold at or near their carrying value within a reasonably short period of time and either (i) are subject to no greater than moderate credit risk, or (ii) if the issuer of the municipal securities, or the entity supplying the revenues or other payments from which the issue is to be paid, has been in continuous operation for less than three years, including the operation of any predecessors, the securities are subject to a minimal or low amount of credit risk.
☑	Percentage of offering purchased by the Fund and other funds advised by the same investment adviser (or its affiliates) or accounts with respect to which the same investment adviser (or its affiliates) has, and has exercised, investment discretion, did not exceed: (a) for Eligible Rule 144A offering, 25% of the total of (1) principal amount of offering of such class sold by underwriters to qualified institution buyers plus (2) principal amount of class in any concurrent public offering; (b) other securities, 25% of principal amount of offering of class.
☑	The Fund did not purchase the securities being offered directly or indirectly from an Affiliated Underwriter, provided that a purchase from a syndicate manager shall not be deemed to be a purchase from an Affiliated Underwriter so long as (a) such Affiliated Underwriter did not benefit directly or indirectly from, the transaction, and, (b) in the case of Eligible Municipal Securities, the purchase was not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.
Check below if written statements of issuer, syndicate manager, or underwriter or seller of securities were relied upon to determine:
☐	The securities were sold in an Eligible Rule 144A Offering;	☐	Compliance with the first condition, above, regarding time and price.
Attach copy of written statement for each box checked. On behalf of the Sub-Adviser, the undersigned hereby certifies that the purchase of securities noted above under “Purchased Security’s Eligibility” complies with the Fund’s Rule 10f-3 Procedures and that all records will be maintained for review and support for such certification. The review for Rule 10f-3 was comprehensive and included a review of the final offering documents for identification of affiliated underwriters.

Rule 10f-3 Report
John Hancock Core Bond Fund
VMW 3.9 08/21/27, 928563AC9

Comparable Securities	0	1	2	3
Trade	101773465
Trade Date	08/16/2017	08/16/2017	08/16/2017	08/16/2017
Cusip	928563AC9	928563AC9	928563AC9	928563AC9
ComparableCusip	928563AC9	606822AR5	056752AJ7	037833CX6
Description of Security	VMW 3.9 08/21/27	MUFG 3.287 07/25/27	BIDU 3 5/8 07/06/27	AAPL 3 06/20/27
Name of Issuer	VMWARE INC	MITSUBISHI UFJ FIN G	BAIDU INC	APPLE INC
Date of Purchase	08/16/2017	07/18/2017	06/27/2017	06/13/2017
Date of Offering Commenced	08/16/2017	07/18/2017	06/27/2017	06/13/2017
Unit Price	99.664	100.000	99.576	99.769
Current Yield	3.913%	3.287%	3.640%	3.007%
Yield To Maturity	3.941%	3.232%	3.533%	2.972%
Principal Amt of Total Offering	1,250,000,000.00	1,000,000,000.00	600,000,000.00	1,000,000,000.00
Underwriting Spread	0.650%	0.450%	0.275%	0.200%
Names of Underwriters (prospectus may be attached)	J.P. Morgan, Merrill Lynch, Barclays, Citigroup, Credit Suisse, Goldman Sachs, Morgan Stanley, RBC, UBS, Deutsche Bank, Wells Fargo
Name(s) Dealer(s) from whom security was purchased	CHASE SECURITIES
Years of Continuous Operation	3 or more
Amount Purchased	1,055,000.00
% Offering Purchased by Fund	0.084%
% of Offering Purchased by Associated Accounts	1.276%
Sum of % of Offering Purchased	1.36%
% Fund Assets Applied to Purchase	0.061%
Is Sub-Adviser (or affiliate) a Manager or Co-Manager in the Offering	YES
Is the Manager or a Co-Manager in offering an affiliate of the Fund	YES

Rule 10f-3 Report
John Hancock Core Bond Fund
VMW 3.9 08/21/27, 928563AC9

Purchased Security’s Eligibility (as defined in the procedures) (check one):

☑	Registered Public Offering	☐	Eligible Foreign Offering	☐	Eligible Rule 144A Security	☐	Government Security	☐	Eligible Municipal Security
Check if the following conditions have been met (and discuss any exceptions):
☑	The securities were purchased (1) prior to the end of the first day on which any sales were made at a price that did not exceed the price paid by each other purchaser in the offering or any concurrent offering of the securities (excepting, in an Eligible Foreign Offering, rights required by law to be granted to existing security holders) and (2) on or before the fourth day before termination, if a rights offering. Information with regard to comparable securities will be retained for recordkeeping as required to support this condition and provided upon request.
☑	The securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all the securities offered, except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.
☑	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during a comparable period of time.
☑	Except for Eligible Municipal Securities, the issuer of such securities has been in continuous operation for not less than three years (including the operations of predecessors).
☐	In the case of Eligible Municipal Securities, that they are sufficiently liquid that they can be sold at or near their carrying value within a reasonably short period of time and either (i) are subject to no greater than moderate credit risk, or (ii) if the issuer of the municipal securities, or the entity supplying the revenues or other payments from which the issue is to be paid, has been in continuous operation for less than three years, including the operation of any predecessors, the securities are subject to a minimal or low amount of credit risk.
☑	Percentage of offering purchased by the Fund and other funds advised by the same investment adviser (or its affiliates) or accounts with respect to which the same investment adviser (or its affiliates) has, and has exercised, investment discretion, did not exceed: (a) for Eligible Rule 144A offering, 25% of the total of (1) principal amount of offering of such class sold by underwriters to qualified institution buyers plus (2) principal amount of class in any concurrent public offering; (b) other securities, 25% of principal amount of offering of class.
☑	The Fund did not purchase the securities being offered directly or indirectly from an Affiliated Underwriter, provided that a purchase from a syndicate manager shall not be deemed to be a purchase from an Affiliated Underwriter so long as (a) such Affiliated Underwriter did not benefit directly or indirectly from, the transaction, and, (b) in the case of Eligible Municipal Securities, the purchase was not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.
Check below if written statements of issuer, syndicate manager, or underwriter or seller of securities were relied upon to determine:
☐	The securities were sold in an Eligible Rule 144A Offering;	☐	Compliance with the first condition, above, regarding time and price.
Attach copy of written statement for each box checked. On behalf of the Sub-Adviser, the undersigned hereby certifies that the purchase of securities noted above under “Purchased Security’s Eligibility” complies with the Fund’s Rule 10f-3 Procedures and that all records will be maintained for review and support for such certification. The review for Rule 10f-3 was comprehensive and included a review of the final offering documents for identification of affiliated underwriters.

Rule 10f-3 Report
John Hancock Core Bond Fund
NAVSL 2017-5A A, 63940CAA2

Comparable Securities	0	1	2	3
Trade	101874679
Trade Date	09/06/2017	09/06/2017	09/06/2017	09/06/2017
Cusip	63940CAA2	63940CAA2	63940CAA2	63940CAA2
ComparableCusip	63940CAA2	02005AGB8	89190BAE8	02582JHE3
Description of Security	NAVSL 2017-5A A	AMOT 2017-2 A	TAOT 2017-B A4	AMXCA 2017-3 A
Name of Issuer	NAVSL 2017-5A A	ALLY MASTER OWNE	Toyota Auto Receivable	AMERICAN EXPRESS
Date of Purchase	09/06/2017	06/20/2017
Date of Offering Commenced		06/20/2017	05/09/2017	04/18/2017
Unit Price	99.884	100.000	99.973	99.981
Current Yield	2.053%	1.574%	2.051%	1.770%
Yield To Maturity	2.059%	1.554%	2.060%	1.826%
Principal Amt of Total Offering	1,028,300,000.00	250,000,000.00	132,260,000.00	1,700,000,000.00
Underwriting Spread	0.325%	0.250%	0.300%	0.250%
Names of Underwriters (prospectus may be attached)	J.P. Morgan, Credit Suisse, BofA Merrill Lynch, Barclays Capital, RBC Capital Markets, Wells Fargo
Name(s) Dealer(s) from whom security was purchased	JP MORGAN SECUR MBS
Years of Continuous Operation	3 or more
Amount Purchased	7,094,000.00
% Offering Purchased by Fund	0.690%
% of Offering Purchased by Associated Accounts	9.03%
Sum of % of Offering Purchased	9.72%
% Fund Assets Applied to Purchase	0.394%
Is Sub-Adviser (or affiliate) a Manager or Co-Manager in the Offering	YES
Is the Manager or a Co-Manager in offering an affiliate of the Fund	YES

Rule 10f-3 Report
John Hancock Core Bond Fund
NAVSL 2017-5A A, 63940CAA2

Purchased Security’s Eligibility (as defined in the procedures) (check one):

☐	Registered Public Offering	☐	Eligible Foreign Offering	☑	Eligible Rule 144A Security	☐	Government Security	☐	Eligible Municipal Security
Check if the following conditions have been met (and discuss any exceptions):
☑	The securities were purchased (1) prior to the end of the first day on which any sales were made at a price that did not exceed the price paid by each other purchaser in the offering or any concurrent offering of the securities (excepting, in an Eligible Foreign Offering, rights required by law to be granted to existing security holders) and (2) on or before the fourth day before termination, if a rights offering. Information with regard to comparable securities will be retained for recordkeeping as required to support this condition and provided upon request.
☑	The securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all the securities offered, except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.
☑	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during a comparable period of time.
☑	Except for Eligible Municipal Securities, the issuer of such securities has been in continuous operation for not less than three years (including the operations of predecessors).
☐	In the case of Eligible Municipal Securities, that they are sufficiently liquid that they can be sold at or near their carrying value within a reasonably short period of time and either (i) are subject to no greater than moderate credit risk, or (ii) if the issuer of the municipal securities, or the entity supplying the revenues or other payments from which the issue is to be paid, has been in continuous operation for less than three years, including the operation of any predecessors, the securities are subject to a minimal or low amount of credit risk.
☑	Percentage of offering purchased by the Fund and other funds advised by the same investment adviser (or its affiliates) or accounts with respect to which the same investment adviser (or its affiliates) has, and has exercised, investment discretion, did not exceed: (a) for Eligible Rule 144A offering, 25% of the total of (1) principal amount of offering of such class sold by underwriters to qualified institution buyers plus (2) principal amount of class in any concurrent public offering; (b) other securities, 25% of principal amount of offering of class.
☑	The Fund did not purchase the securities being offered directly or indirectly from an Affiliated Underwriter, provided that a purchase from a syndicate manager shall not be deemed to be a purchase from an Affiliated Underwriter so long as (a) such Affiliated Underwriter did not benefit directly or indirectly from, the transaction, and, (b) in the case of Eligible Municipal Securities, the purchase was not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.
Check below if written statements of issuer, syndicate manager, or underwriter or seller of securities were relied upon to determine:
☐	The securities were sold in an Eligible Rule 144A Offering;	☐	Compliance with the first condition, above, regarding time and price.
Attach copy of written statement for each box checked. On behalf of the Sub-Adviser, the undersigned hereby certifies that the purchase of securities noted above under “Purchased Security’s Eligibility” complies with the Fund’s Rule 10f-3 Procedures and that all records will be maintained for review and support for such certification. The review for Rule 10f-3 was comprehensive and included a review of the final offering documents for identification of affiliated underwriters.

Rule 10f-3 Report
John Hancock Core Bond Fund
DISCA 2.95 03/20/23, 25470DAQ2

Comparable Securities	0	1	2	3
Trade	101905075
Trade Date	09/07/2017	09/07/2017	09/07/2017	09/07/2017
Cusip	25470DAQ2	25470DAQ2	25470DAQ2	25470DAQ2
ComparableCusip	25470DAQ2	281020AL1	718172CA5	26441CAW5
Description of Security	DISCA 2.95 03/20/23	EIX 2.4 09/15/22	PM 2 3/8 08/17/22	DUK 2.4 08/15/22
Name of Issuer	DISCOVERY COMMUNICATIONS	EDISON INTERNATIO	PHILIP MORRIS INTL I	DUKE ENERGY CORP
Date of Purchase	09/07/2017	08/17/2017	08/14/2017	08/07/2017
Date of Offering Commenced	09/07/2017	08/17/2017	08/14/2017	08/07/2017
Unit Price	99.874	99.672	99.537	99.793
Current Yield	2.954%	2.408%	2.386%	2.405%
Yield To Maturity	2.975%	2.362%	2.474%	2.410%
Principal Amt of Total Offering	1,200,000,000.00	400,000,000.00	750,000,000.00	500,000,000.00
Underwriting Spread	0.600%	0.600%	0.300%	0.600%
Names of Underwriters (prospectus may be attached)	Goldman Sachs,
Citigroup, Credit Suisse,
Barclays Capital, BNP
Paribas, BofA Merrill
Lynch, Mizuho
Securities, RBC Capital
Markets, MUFG
Securities, Scotia
Capital, SunTrust
Robinson Humphrey,
Wells Fargo Securities,
Deutsche Bank
	Securities
Name(s) Dealer(s) from whom security was purchased	GOLDMAN, SACHS
Years of Continuous Operation	3 or more
Amount Purchased	1,451,000.00
% Offering Purchased by Fund	0.121%
% of Offering Purchased by Associated Accounts	3.629%
Sum of % of Offering Purchased	3.75%
% Fund Assets Applied to Purchase	0.080%
Is Sub-Adviser (or affiliate) a Manager or Co-Manager in the Offering	YES
Is the Manager or a Co-Manager in offering an affiliate of the Fund	YES

Rule 10f-3 Report
John Hancock Core Bond Fund
DISCA 2.95 03/20/23, 25470DAQ2

Purchased Security’s Eligibility (as defined in the procedures) (check one):

☑	Registered Public Offering	☐	Eligible Foreign Offering	☐	Eligible Rule 144A Security	☐	Government Security	☐	Eligible Municipal Security
Check if the following conditions have been met (and discuss any exceptions):
☑	The securities were purchased (1) prior to the end of the first day on which any sales were made at a price that did not exceed the price paid by each other purchaser in the offering or any concurrent offering of the securities (excepting, in an Eligible Foreign Offering, rights required by law to be granted to existing security holders) and (2) on or before the fourth day before termination, if a rights offering. Information with regard to comparable securities will be retained for recordkeeping as required to support this condition and provided upon request.
☑	The securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all the securities offered, except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.
☑	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during a comparable period of time.
☑	Except for Eligible Municipal Securities, the issuer of such securities has been in continuous operation for not less than three years (including the operations of predecessors).
☐	In the case of Eligible Municipal Securities, that they are sufficiently liquid that they can be sold at or near their carrying value within a reasonably short period of time and either (i) are subject to no greater than moderate credit risk, or (ii) if the issuer of the municipal securities, or the entity supplying the revenues or other payments from which the issue is to be paid, has been in continuous operation for less than three years, including the operation of any predecessors, the securities are subject to a minimal or low amount of credit risk.
☑	Percentage of offering purchased by the Fund and other funds advised by the same investment adviser (or its affiliates) or accounts with respect to which the same investment adviser (or its affiliates) has, and has exercised, investment discretion, did not exceed: (a) for Eligible Rule 144A offering, 25% of the total of (1) principal amount of offering of such class sold by underwriters to qualified institution buyers plus (2) principal amount of class in any concurrent public offering; (b) other securities, 25% of principal amount of offering of class.
☑	The Fund did not purchase the securities being offered directly or indirectly from an Affiliated Underwriter, provided that a purchase from a syndicate manager shall not be deemed to be a purchase from an Affiliated Underwriter so long as (a) such Affiliated Underwriter did not benefit directly or indirectly from, the transaction, and, (b) in the case of Eligible Municipal Securities, the purchase was not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.
Check below if written statements of issuer, syndicate manager, or underwriter or seller of securities were relied upon to determine:
☐	The securities were sold in an Eligible Rule 144A Offering;	☐	Compliance with the first condition, above, regarding time and price.
Attach copy of written statement for each box checked. On behalf of the Sub-Adviser, the undersigned hereby certifies that the purchase of securities noted above under “Purchased Security’s Eligibility” complies with the Fund’s Rule 10f-3 Procedures and that all records will be maintained for review and support for such certification. The review for Rule 10f-3 was comprehensive and included a review of the final offering documents for identification of affiliated underwriters.

Rule 10f-3 Report
John Hancock Core Bond Fund
DISCA 3.95 03/20/28, 25470DAR0

Comparable Securities	0	1	2	3
Trade	101905229
Trade Date	09/07/2017	09/07/2017	09/07/2017	09/07/2017
Cusip	25470DAR0	25470DAR0	25470DAR0	25470DAR0
ComparableCusip	25470DAR0	718172CB3	26441CAX3	902133AU1
Description of Security	DISCA 3.95 03/20/28	PM 3 1/8 08/17/27	DUK 3.15 08/15/27	TEL 3 1/8 08/15/27
Name of Issuer	DISCOVERY COMMUNICATIONS	PHILIP MORRIS INTL I	DUKE ENERGY CORP	TYCO ELECTRONICS
Date of Purchase	09/07/2017	08/14/2017	08/07/2017	07/31/2017
Date of Offering Commenced	09/07/2017	08/14/2017	08/07/2017	07/31/2017
Unit Price	99.643	99.583	99.719	99.199
Current Yield	3.964%	3.138%	3.159%	3.150%
Yield To Maturity	3.992%	3.174%	3.183%	3.084%
Principal Amt of Total Offering	1,700,000,000.00	500,000,000.00	750,000,000.00	400,000,000.00
Underwriting Spread	0.650%	0.450%	0.650%	0.625%
Names of Underwriters (prospectus may be attached)	Goldman Sachs, Citigroup, Credit Suisse, Barclays, BNP Paribas, BofA Merrill Lynch, Mizuho, RBC Capital Markets, MUFG Securities, Scotia Capital, SunTrust Robinson Humphrey, Wells Fargo, Deutsche Bank
Name(s) Dealer(s) from whom security was purchased	GOLDMAN, SACHS
Years of Continuous Operation	3 or more
Amount Purchased	1,451,000.00
% Offering Purchased by Fund	0.085%
% of Offering Purchased by Associated Accounts	2.445%
Sum of % of Offering Purchased	2.53%
% Fund Assets Applied to Purchase	0.080%
Is Sub-Adviser (or affiliate) a Manager or Co-Manager in the Offering	YES
Is the Manager or a Co-Manager in offering an affiliate of the Fund	YES

Rule 10f-3 Report
John Hancock Core Bond Fund
DISCA 3.95 03/20/28, 25470DAR0

Purchased Security’s Eligibility (as defined in the procedures) (check one):

☑	Registered Public Offering	☐	Eligible Foreign Offering	☐	Eligible Rule 144A Security	☐	Government Security	☐	Eligible Municipal Security
Check if the following conditions have been met (and discuss any exceptions):
☑	The securities were purchased (1) prior to the end of the first day on which any sales were made at a price that did not exceed the price paid by each other purchaser in the offering or any concurrent offering of the securities (excepting, in an Eligible Foreign Offering, rights required by law to be granted to existing security holders) and (2) on or before the fourth day before termination, if a rights offering. Information with regard to comparable securities will be retained for recordkeeping as required to support this condition and provided upon request.
☑	The securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all the securities offered, except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.
☑	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during a comparable period of time.
☑	Except for Eligible Municipal Securities, the issuer of such securities has been in continuous operation for not less than three years (including the operations of predecessors).
☐	In the case of Eligible Municipal Securities, that they are sufficiently liquid that they can be sold at or near their carrying value within a reasonably short period of time and either (i) are subject to no greater than moderate credit risk, or (ii) if the issuer of the municipal securities, or the entity supplying the revenues or other payments from which the issue is to be paid, has been in continuous operation for less than three years, including the operation of any predecessors, the securities are subject to a minimal or low amount of credit risk.
☑	Percentage of offering purchased by the Fund and other funds advised by the same investment adviser (or its affiliates) or accounts with respect to which the same investment adviser (or its affiliates) has, and has exercised, investment discretion, did not exceed: (a) for Eligible Rule 144A offering, 25% of the total of (1) principal amount of offering of such class sold by underwriters to qualified institution buyers plus (2) principal amount of class in any concurrent public offering; (b) other securities, 25% of principal amount of offering of class.
☑	The Fund did not purchase the securities being offered directly or indirectly from an Affiliated Underwriter, provided that a purchase from a syndicate manager shall not be deemed to be a purchase from an Affiliated Underwriter so long as (a) such Affiliated Underwriter did not benefit directly or indirectly from, the transaction, and, (b) in the case of Eligible Municipal Securities, the purchase was not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.
Check below if written statements of issuer, syndicate manager, or underwriter or seller of securities were relied upon to determine:
☐	The securities were sold in an Eligible Rule 144A Offering;	☐	Compliance with the first condition, above, regarding time and price.
Attach copy of written statement for each box checked. On behalf of the Sub-Adviser, the undersigned hereby certifies that the purchase of securities noted above under “Purchased Security’s Eligibility” complies with the Fund’s Rule 10f-3 Procedures and that all records will be maintained for review and support for such certification. The review for Rule 10f-3 was comprehensive and included a review of the final offering documents for identification of affiliated underwriters.

Rule 10f-3 Report
John Hancock Core Bond Fund
DISCA 5 09/20/37, 25470DAS8

Comparable Securities	0	1	2	3
Trade	101905389
Trade Date	09/07/2017	09/07/2017	09/07/2017	09/07/2017
Cusip	25470DAS8	25470DAS8	25470DAS8	25470DAS8
ComparableCusip	25470DAS8	37045VAP5	92343VDU5	478160CF9
Description of Security	DISCA 5 09/20/37	GM 5.15 04/01/38	VZ 5 1/4 03/16/37	JNJ 3 5/8 03/03/37
Name of Issuer	DISCOVERY COMMUNICATIONS	GENERAL MOTORS C	VERIZON COMMUNIC	JOHNSON & JOHNSO
Date of Purchase	09/07/2017	08/02/2017	03/13/2017	02/28/2017
Date of Offering Commenced	09/07/2017	08/02/2017	03/13/2017	02/28/2017
Unit Price	99.900	99.937	99.230	99.746
Current Yield	5.005%	5.153%	5.291%	3.634%
Yield To Maturity	5.008%	5.154%	5.313%	3.379%
Principal Amt of Total Offering	1,250,000,000.00	1,000,000,000.00	3,000,000,000.00	1,500,000,000.00
Underwriting Spread	0.875%	0.650%	0.600%	0.750%
Names of Underwriters (prospectus may be attached)	Goldman Sachs, Citigroup, Credit Suisse, Barclays Capital, BNP Paribas, BofA Merrill Lynch, Mizuho, RBC Capital Markets, MUFG Securities, Scotial Capital, SunTrust Robinson Humphrey, Wells Fargo, Deutsche Bank
Name(s) Dealer(s) from whom security was purchased	GOLDMAN, SACHS
Years of Continuous Operation	3 or more
Amount Purchased	363,000.00
% Offering Purchased by Fund	0.029%
% of Offering Purchased by Associated Accounts	.691%
Sum of % of Offering Purchased	.72%
% Fund Assets Applied to Purchase	0.020%
Is Sub-Adviser (or affiliate) a Manager or Co-Manager in the Offering	YES
Is the Manager or a Co-Manager in offering an affiliate of the Fund	YES

Rule 10f-3 Report
John Hancock Core Bond Fund
DISCA 5 09/20/37, 25470DAS8

Purchased Security’s Eligibility (as defined in the procedures) (check one):

☑	Registered Public Offering	☐	Eligible Foreign Offering	☐	Eligible Rule 144A Security	☐	Government Security	☐	Eligible Municipal Security
Check if the following conditions have been met (and discuss any exceptions):
☑	The securities were purchased (1) prior to the end of the first day on which any sales were made at a price that did not exceed the price paid by each other purchaser in the offering or any concurrent offering of the securities (excepting, in an Eligible Foreign Offering, rights required by law to be granted to existing security holders) and (2) on or before the fourth day before termination, if a rights offering. Information with regard to comparable securities will be retained for recordkeeping as required to support this condition and provided upon request.
☑	The securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all the securities offered, except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.
☑	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during a comparable period of time.
☑	Except for Eligible Municipal Securities, the issuer of such securities has been in continuous operation for not less than three years (including the operations of predecessors).
☐	In the case of Eligible Municipal Securities, that they are sufficiently liquid that they can be sold at or near their carrying value within a reasonably short period of time and either (i) are subject to no greater than moderate credit risk, or (ii) if the issuer of the municipal securities, or the entity supplying the revenues or other payments from which the issue is to be paid, has been in continuous operation for less than three years, including the operation of any predecessors, the securities are subject to a minimal or low amount of credit risk.
☑	Percentage of offering purchased by the Fund and other funds advised by the same investment adviser (or its affiliates) or accounts with respect to which the same investment adviser (or its affiliates) has, and has exercised, investment discretion, did not exceed: (a) for Eligible Rule 144A offering, 25% of the total of (1) principal amount of offering of such class sold by underwriters to qualified institution buyers plus (2) principal amount of class in any concurrent public offering; (b) other securities, 25% of principal amount of offering of class.
☑	The Fund did not purchase the securities being offered directly or indirectly from an Affiliated Underwriter, provided that a purchase from a syndicate manager shall not be deemed to be a purchase from an Affiliated Underwriter so long as (a) such Affiliated Underwriter did not benefit directly or indirectly from, the transaction, and, (b) in the case of Eligible Municipal Securities, the purchase was not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.
Check below if written statements of issuer, syndicate manager, or underwriter or seller of securities were relied upon to determine:
☐	The securities were sold in an Eligible Rule 144A Offering;	☐	Compliance with the first condition, above, regarding time and price.
Attach copy of written statement for each box checked. On behalf of the Sub-Adviser, the undersigned hereby certifies that the purchase of securities noted above under “Purchased Security’s Eligibility” complies with the Fund’s Rule 10f-3 Procedures and that all records will be maintained for review and support for such certification. The review for Rule 10f-3 was comprehensive and included a review of the final offering documents for identification of affiliated underwriters.

Rule 10f-3 Report
John Hancock Core Bond Fund
DISCA 5.2 09/20/47, 25470DAT6

Comparable Securities	0	1	2	3
Trade	101905562
Trade Date	09/07/2017	09/07/2017	09/07/2017	09/07/2017
Cusip	25470DAT6	25470DAT6	25470DAT6	25470DAT6
ComparableCusip	25470DAT6	15189WAJ9	678858BS9	460146CS0
Description of Security	DISCA 5.2 09/20/47	CNP 4.1 09/01/47	OGE 3.85 08/15/47	IP 4.35 08/15/48
Name of Issuer	DISCOVERY COMMUNICATIONS	CENTERPOINT ENER	OKLAHOMA G&E CO	INTERNATIONAL PAP
Date of Purchase	09/07/2017	08/21/2017	08/08/2017	07/31/2017
Date of Offering Commenced	09/07/2017	08/21/2017	08/08/2017	07/31/2017
Unit Price	99.879	99.417	99.682	99.898
Current Yield	5.206%	4.124%	3.862%	0%
Yield To Maturity	5.208%	4.064%	3.818%	4.334%
Principal Amt of Total Offering	1,250,000,000.00	300,000,000.00	300,000,000.00	1,000,000,000.00
Underwriting Spread	0.875%	0.875%	0.875%	0.875%
Names of Underwriters (prospectus may be attached)	Goldman Sachs, Citigroup, Credit Suisse, Barclays, BNP Paribas, BofA Merrill Lynch, Mizuho, RBC Capit Markets, MUFG, Scotia Capital, SunTrust Robinson Humphrey, Wells Fargo, Duetsche Bank
Name(s) Dealer(s) from whom security was purchased	GOLDMAN, SACHS
Years of Continuous Operation	3 or more
Amount Purchased	380,000.00
% Offering Purchased by Fund	0.030%
% of Offering Purchased by Associated Accounts	1.97%
Sum of % of Offering Purchased	2%
% Fund Assets Applied to Purchase	0.021%
Is Sub-Adviser (or affiliate) a Manager or Co-Manager in the Offering	YES
Is the Manager or a Co-Manager in offering an affiliate of the Fund	YES

Rule 10f-3 Report
John Hancock Core Bond Fund
DISCA 5.2 09/20/47, 25470DAT6

Purchased Security’s Eligibility (as defined in the procedures) (check one):

☑	Registered Public Offering	☐	Eligible Foreign Offering	☐	Eligible Rule 144A Security	☐	Government Security	☐	Eligible Municipal Security
Check if the following conditions have been met (and discuss any exceptions):
☑	The securities were purchased (1) prior to the end of the first day on which any sales were made at a price that did not exceed the price paid by each other purchaser in the offering or any concurrent offering of the securities (excepting, in an Eligible Foreign Offering, rights required by law to be granted to existing security holders) and (2) on or before the fourth day before termination, if a rights offering. Information with regard to comparable securities will be retained for recordkeeping as required to support this condition and provided upon request.
☑	The securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all the securities offered, except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.
☑	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during a comparable period of time.
☑	Except for Eligible Municipal Securities, the issuer of such securities has been in continuous operation for not less than three years (including the operations of predecessors).
☐	In the case of Eligible Municipal Securities, that they are sufficiently liquid that they can be sold at or near their carrying value within a reasonably short period of time and either (i) are subject to no greater than moderate credit risk, or (ii) if the issuer of the municipal securities, or the entity supplying the revenues or other payments from which the issue is to be paid, has been in continuous operation for less than three years, including the operation of any predecessors, the securities are subject to a minimal or low amount of credit risk.
☑	Percentage of offering purchased by the Fund and other funds advised by the same investment adviser (or its affiliates) or accounts with respect to which the same investment adviser (or its affiliates) has, and has exercised, investment discretion, did not exceed: (a) for Eligible Rule 144A offering, 25% of the total of (1) principal amount of offering of such class sold by underwriters to qualified institution buyers plus (2) principal amount of class in any concurrent public offering; (b) other securities, 25% of principal amount of offering of class.
☑	The Fund did not purchase the securities being offered directly or indirectly from an Affiliated Underwriter, provided that a purchase from a syndicate manager shall not be deemed to be a purchase from an Affiliated Underwriter so long as (a) such Affiliated Underwriter did not benefit directly or indirectly from, the transaction, and, (b) in the case of Eligible Municipal Securities, the purchase was not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.
Check below if written statements of issuer, syndicate manager, or underwriter or seller of securities were relied upon to determine:
☐	The securities were sold in an Eligible Rule 144A Offering;	☐	Compliance with the first condition, above, regarding time and price.
Attach copy of written statement for each box checked. On behalf of the Sub-Adviser, the undersigned hereby certifies that the purchase of securities noted above under “Purchased Security’s Eligibility” complies with the Fund’s Rule 10f-3 Procedures and that all records will be maintained for review and support for such certification. The review for Rule 10f-3 was comprehensive and included a review of the final offering documents for identification of affiliated underwriters.

Rule 10f-3 Report
John Hancock Core Bond Fund
CHTR 5 3/8 05/01/47, 161175BD5

Comparable Securities	0	1	2	3
Trade	101926749
Trade Date	09/11/2017	09/11/2017	09/11/2017	09/11/2017
Cusip	161175BD5	161175BD5	161175BD5	161175BD5
ComparableCusip	161175BD5	15189WAJ9	678858BS9	460146CS0
Description of Security	CHTR 5 3/8 05/01/47	CNP 4.1 09/01/47	OGE 3.85 08/15/47	IP 4.35 08/15/48
Name of Issuer	CHARTER COMM OPT LLC/CAP	CENTERPOINT ENER	OKLAHOMA G&E CO	INTERNATIONAL PAP
Date of Purchase	09/11/2017	08/21/2017	08/08/2017	07/31/2017
Date of Offering Commenced	03/30/2017	08/21/2017	08/08/2017	07/31/2017
Unit Price	98.969	99.417	99.682	99.898
Current Yield	5.431%	4.124%	3.862%	4.379%
Yield To Maturity	5.445%	4.098%	3.849%	4.287%
Principal Amt of Total Offering	750,000,000.00	300,000,000.00	300,000,000.00	1,000,000,000.00
Underwriting Spread	0.875%	0.875%	0.875%	0.875%
Names of Underwriters (prospectus may be attached)	Citigroup, Credit Suisse,
Deutsche Bnk,
Goldman Sachs, Merrill
Lynch, UBS, Wells
Fargo, Academy
Securities, CL King &
Assoc., Credit Agricole,
LionTree Advisors,
Mizuho Securities,
Morgan Stanley, MUFG
Securities, RBC Capital
Markets, Samuel A.
Ramirez, Scotia Capital,
SMBC Nikko, SunTrust
Robinson Humphrey,
TD Securities, US
Bancorp, Williams
	Capital Group
Name(s) Dealer(s) from whom security was purchased	CITIGROUP GL 274
Years of Continuous Operation	3 or more
Amount Purchased	775,000.00
% Offering Purchased by Fund	0.103%
% of Offering Purchased by Associated Accounts	1.227%
Sum of % of Offering Purchased	1.33%
% Fund Assets Applied to Purchase	0.043%
Is Sub-Adviser (or affiliate) a Manager or Co-Manager in the Offering	YES
Is the Manager or a Co-Manager in offering an affiliate of the Fund	YES

Rule 10f-3 Report
John Hancock Core Bond Fund
CHTR 5 3/8 05/01/47, 161175BD5

Purchased Security’s Eligibility (as defined in the procedures) (check one):

☐	Registered Public Offering	☐	Eligible Foreign Offering	☑	Eligible Rule 144A Security	☐	Government Security	☐	Eligible Municipal Security
Check if the following conditions have been met (and discuss any exceptions):
☑	The securities were purchased (1) prior to the end of the first day on which any sales were made at a price that did not exceed the price paid by each other purchaser in the offering or any concurrent offering of the securities (excepting, in an Eligible Foreign Offering, rights required by law to be granted to existing security holders) and (2) on or before the fourth day before termination, if a rights offering. Information with regard to comparable securities will be retained for recordkeeping as required to support this condition and provided upon request.
☑	The securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all the securities offered, except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.
☑	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during a comparable period of time.
☑	Except for Eligible Municipal Securities, the issuer of such securities has been in continuous operation for not less than three years (including the operations of predecessors).
☐	In the case of Eligible Municipal Securities, that they are sufficiently liquid that they can be sold at or near their carrying value within a reasonably short period of time and either (i) are subject to no greater than moderate credit risk, or (ii) if the issuer of the municipal securities, or the entity supplying the revenues or other payments from which the issue is to be paid, has been in continuous operation for less than three years, including the operation of any predecessors, the securities are subject to a minimal or low amount of credit risk.
☑	Percentage of offering purchased by the Fund and other funds advised by the same investment adviser (or its affiliates) or accounts with respect to which the same investment adviser (or its affiliates) has, and has exercised, investment discretion, did not exceed: (a) for Eligible Rule 144A offering, 25% of the total of (1) principal amount of offering of such class sold by underwriters to qualified institution buyers plus (2) principal amount of class in any concurrent public offering; (b) other securities, 25% of principal amount of offering of class.
☑	The Fund did not purchase the securities being offered directly or indirectly from an Affiliated Underwriter, provided that a purchase from a syndicate manager shall not be deemed to be a purchase from an Affiliated Underwriter so long as (a) such Affiliated Underwriter did not benefit directly or indirectly from, the transaction, and, (b) in the case of Eligible Municipal Securities, the purchase was not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.
Check below if written statements of issuer, syndicate manager, or underwriter or seller of securities were relied upon to determine:
☐	The securities were sold in an Eligible Rule 144A Offering;	☐	Compliance with the first condition, above, regarding time and price.
Attach copy of written statement for each box checked. On behalf of the Sub-Adviser, the undersigned hereby certifies that the purchase of securities noted above under “Purchased Security’s Eligibility” complies with the Fund’s Rule 10f-3 Procedures and that all records will be maintained for review and support for such certification. The review for Rule 10f-3 was comprehensive and included a review of the final offering documents for identification of affiliated underwriters.

Rule 10f-3 Report
John Hancock Core Bond Fund
CHTR 4.2 03/15/28, 161175BG8

Comparable Securities	0	1	2	3
Trade	101926395
Trade Date	09/11/2017	09/11/2017	09/11/2017	09/11/2017
Cusip	161175BG8	161175BG8	161175BG8	161175BG8
ComparableCusip	161175BG8	718172CB3	26441CAX3	902133AU1
Description of Security	CHTR 4.2 03/15/28	PM 3 1/8 08/17/27	DUK 3.15 08/15/27	TEL 3 1/8 08/15/27
Name of Issuer	CHARTER COMM OPT LLC/CAP	PHILIP MORRIS INTL I	DUKE ENERGY CORP	TYCO ELECTRONICS
Date of Purchase	09/11/2017	08/14/2017	08/07/2017	07/31/2017
Date of Offering Commenced	09/11/2017	08/14/2017	08/07/2017	07/31/2017
Unit Price	99.757	99.583	99.719	99.199
Current Yield	4.210%	3.138%	3.159%	3.150%
Yield To Maturity	4.229%	3.174%	3.183%	3.142%
Principal Amt of Total Offering	1,250,000,000.00	500,000,000.00	750,000,000.00	400,000,000.00
Underwriting Spread	0.650%	0.450%	0.650%	0.625%
Names of Underwriters (prospectus may be attached)	Citigroup, Credit Suisse,
Deutsche Bank,
Goldman Sachs, BofA
Merrill Lynch, UBS,
Wells Fargo, Academy
Securities, CL King &
Associates, Credit
Agricole, LionTree
Advisors, Mizuho
Securities, Morgan
Stanley, MUFG
Securities, RBC Capital,
Samuel A. Ramirez,
Scotia Capital, SMBC
Nikko, SunTrust
Robinson Humphrey,
TD Securities, US
Bancorp, Williams
	Capital Group
Name(s) Dealer(s) from whom security was purchased	CITIGROUP GL 274
Years of Continuous Operation	3 or more
Amount Purchased	1,169,000.00
% Offering Purchased by Fund	0.094%
% of Offering Purchased by Associated Accounts	1.11%
Sum of % of Offering Purchased	1.20%
% Fund Assets Applied to Purchase	0.065%
Is Sub-Adviser (or affiliate) a Manager or Co-Manager in the Offering	YES
Is the Manager or a Co-Manager in offering an affiliate of the Fund	YES

Rule 10f-3 Report
John Hancock Core Bond Fund
CHTR 4.2 03/15/28, 161175BG8

Purchased Security’s Eligibility (as defined in the procedures) (check one):

☐	Registered Public Offering	☐	Eligible Foreign Offering	☑	Eligible Rule 144A Security	☐	Government Security	☐	Eligible Municipal Security
Check if the following conditions have been met (and discuss any exceptions):
☑	The securities were purchased (1) prior to the end of the first day on which any sales were made at a price that did not exceed the price paid by each other purchaser in the offering or any concurrent offering of the securities (excepting, in an Eligible Foreign Offering, rights required by law to be granted to existing security holders) and (2) on or before the fourth day before termination, if a rights offering. Information with regard to comparable securities will be retained for recordkeeping as required to support this condition and provided upon request.
☑	The securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all the securities offered, except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.
☑	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during a comparable period of time.
☑	Except for Eligible Municipal Securities, the issuer of such securities has been in continuous operation for not less than three years (including the operations of predecessors).
☐	In the case of Eligible Municipal Securities, that they are sufficiently liquid that they can be sold at or near their carrying value within a reasonably short period of time and either (i) are subject to no greater than moderate credit risk, or (ii) if the issuer of the municipal securities, or the entity supplying the revenues or other payments from which the issue is to be paid, has been in continuous operation for less than three years, including the operation of any predecessors, the securities are subject to a minimal or low amount of credit risk.
☑	Percentage of offering purchased by the Fund and other funds advised by the same investment adviser (or its affiliates) or accounts with respect to which the same investment adviser (or its affiliates) has, and has exercised, investment discretion, did not exceed: (a) for Eligible Rule 144A offering, 25% of the total of (1) principal amount of offering of such class sold by underwriters to qualified institution buyers plus (2) principal amount of class in any concurrent public offering; (b) other securities, 25% of principal amount of offering of class.
☑	The Fund did not purchase the securities being offered directly or indirectly from an Affiliated Underwriter, provided that a purchase from a syndicate manager shall not be deemed to be a purchase from an Affiliated Underwriter so long as (a) such Affiliated Underwriter did not benefit directly or indirectly from, the transaction, and, (b) in the case of Eligible Municipal Securities, the purchase was not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.
Check below if written statements of issuer, syndicate manager, or underwriter or seller of securities were relied upon to determine:
☐	The securities were sold in an Eligible Rule 144A Offering;	☐	Compliance with the first condition, above, regarding time and price.
Attach copy of written statement for each box checked. On behalf of the Sub-Adviser, the undersigned hereby certifies that the purchase of securities noted above under “Purchased Security’s Eligibility” complies with the Fund’s Rule 10f-3 Procedures and that all records will be maintained for review and support for such certification. The review for Rule 10f-3 was comprehensive and included a review of the final offering documents for identification of affiliated underwriters.

Rule 10f-3 Report
John Hancock Core Bond Fund
CS 2.997 12/14/23, 225401AD0

Comparable Securities	0	1	2	3
Trade	101925308
Trade Date	09/11/2017	09/11/2017	09/11/2017	09/11/2017
Cusip	225401AD0	225401AD0	225401AD0	225401AD0
ComparableCusip	225401AD0	281020AL1	718172CA5	26441CAW5
Description of Security	CS 2.997 12/14/23	EIX 2.4 09/15/22	PM 2 3/8 08/17/22	DUK 2.4 08/15/22
Name of Issuer	CREDIT SUISSE GROUP AG	EDISON INTERNATIO	PHILIP MORRIS INTL I	DUKE ENERGY CORP
Date of Purchase	09/11/2017	08/17/2017	08/14/2017	08/07/2017
Date of Offering Commenced	09/11/2017	08/17/2017	08/14/2017	08/07/2017
Unit Price	100.000	99.672	99.537	99.793
Current Yield	2.997%	2.408%	2.386%	2.405%
Yield To Maturity	2.998%	2.429%	2.474%	2.467%
Principal Amt of Total Offering	1,000,000,000.00	400,000,000.00	750,000,000.00	500,000,000.00
Underwriting Spread	0.350%	0.600%	0.300%	0.600%
Names of Underwriters (prospectus may be attached)	Credit Suisse, Wells
Fargo, ABN AMRO,
ANZ Securities, Banca
IMI S.p.A., BBVA
Securities, BMO Capital
Markets, BNY Mellon,
Capital One, CIBC
World Markets,
Citigroup,
Commonwealth Bank of
Australia, Credit
Agricole, Deutsche
Bank, Fifth Third
Securities, KeyBank
Capital Markets,
Morgan Stanley, Rabo
Securities, Santander,
Societe Generale,
Standard Chartered
Bank, SunTrust
Robinson Humphrey,
UniCredit Capital
Markets, MFR
Securities, R. Seelaus &
	Co., Samuel A. Ramirez
Name(s) Dealer(s) from whom security was purchased	CREDIT SUISSE
Years of Continuous Operation	3 or more
Amount Purchased	3,660,000.00
% Offering Purchased by Fund	0.366%
% of Offering Purchased by Associated Accounts	4.634%
Sum of % of Offering Purchased	5%
% Fund Assets Applied to Purchase	0.203%
Is Sub-Adviser (or affiliate) a Manager or Co-Manager in the Offering	YES

Rule 10f-3 Report
John Hancock Core Bond Fund
CS 2.997 12/14/23, 225401AD0

Is the Manager or a Co-Manager in offering an affiliate of the Fund	YES

Rule 10f-3 Report
John Hancock Core Bond Fund
CS 2.997 12/14/23, 225401AD0

Purchased Security’s Eligibility (as defined in the procedures) (check one):

☐	Registered Public Offering	☐	Eligible Foreign Offering	☑	Eligible Rule 144A Security	☐	Government Security	☐	Eligible Municipal Security
Check if the following conditions have been met (and discuss any exceptions):
☑	The securities were purchased (1) prior to the end of the first day on which any sales were made at a price that did not exceed the price paid by each other purchaser in the offering or any concurrent offering of the securities (excepting, in an Eligible Foreign Offering, rights required by law to be granted to existing security holders) and (2) on or before the fourth day before termination, if a rights offering. Information with regard to comparable securities will be retained for recordkeeping as required to support this condition and provided upon request.
☑	The securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all the securities offered, except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.
☑	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during a comparable period of time.
☑	Except for Eligible Municipal Securities, the issuer of such securities has been in continuous operation for not less than three years (including the operations of predecessors).
☐	In the case of Eligible Municipal Securities, that they are sufficiently liquid that they can be sold at or near their carrying value within a reasonably short period of time and either (i) are subject to no greater than moderate credit risk, or (ii) if the issuer of the municipal securities, or the entity supplying the revenues or other payments from which the issue is to be paid, has been in continuous operation for less than three years, including the operation of any predecessors, the securities are subject to a minimal or low amount of credit risk.
☑	Percentage of offering purchased by the Fund and other funds advised by the same investment adviser (or its affiliates) or accounts with respect to which the same investment adviser (or its affiliates) has, and has exercised, investment discretion, did not exceed: (a) for Eligible Rule 144A offering, 25% of the total of (1) principal amount of offering of such class sold by underwriters to qualified institution buyers plus (2) principal amount of class in any concurrent public offering; (b) other securities, 25% of principal amount of offering of class.
☑	The Fund did not purchase the securities being offered directly or indirectly from an Affiliated Underwriter, provided that a purchase from a syndicate manager shall not be deemed to be a purchase from an Affiliated Underwriter so long as (a) such Affiliated Underwriter did not benefit directly or indirectly from, the transaction, and, (b) in the case of Eligible Municipal Securities, the purchase was not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.
Check below if written statements of issuer, syndicate manager, or underwriter or seller of securities were relied upon to determine:
☐	The securities were sold in an Eligible Rule 144A Offering;	☐	Compliance with the first condition, above, regarding time and price.
Attach copy of written statement for each box checked. On behalf of the Sub-Adviser, the undersigned hereby certifies that the purchase of securities noted above under “Purchased Security’s Eligibility” complies with the Fund’s Rule 10f-3 Procedures and that all records will be maintained for review and support for such certification. The review for Rule 10f-3 was comprehensive and included a review of the final offering documents for identification of affiliated underwriters.

Rule 10f-3 Report
John Hancock Core Bond Fund
GD 2 3/8 11/15/24, 369550AY4

Comparable Securities	0	1	2	3
Trade	101925909
Trade Date	09/11/2017	09/11/2017	09/11/2017	09/11/2017
Cusip	369550AY4	369550AY4	369550AY4	369550AY4
ComparableCusip	369550AY4	458140BE9	983919AJ0	904764AX5
Description of Security	GD 2 3/8 11/15/24	INTC 2.7 06/17/24	XLNX 2.95 06/01/24	UNANA 2.6 05/05/24
Name of Issuer	GENERAL DYNAMICS CORP	INTEL CORP	XILINX INC	UNILEVER CAPITAL C
Date of Purchase	09/11/2017	06/13/2017	05/24/2017	05/02/2017
Date of Offering Commenced	09/11/2017	06/13/2017	05/24/2017	05/02/2017
Unit Price	99.200	99.987	99.887	99.007
Current Yield	2.394%	2.700%	2.953%	2.626%
Yield To Maturity	2.497%	2.590%	2.968%	2.680%
Principal Amt of Total Offering	500,000,000.00	600,000,000.00	750,000,000.00	500,000,000.00
Underwriting Spread	0.400%	0.150%	0.400%	0.400%
Names of Underwriters (prospectus may be attached)	J.P. Morgan, BofA Merrill Lynch, BBVA Securities, Lloyds Securities, Wells Fargo, RBC Capital Markets, Mizuho, MUFG, Scotia Capital, ANZ Securities, Blaylock Van, Drexel Hamilton, U.S. Bancorp
Name(s) Dealer(s) from whom security was purchased	CHASE SECURITIES
Years of Continuous Operation	3 or more
Amount Purchased	2,185,000.00
% Offering Purchased by Fund	0.437%
% of Offering Purchased by Associated Accounts	5.563%
Sum of % of Offering Purchased	6%
% Fund Assets Applied to Purchase	0.121%
Is Sub-Adviser (or affiliate) a Manager or Co-Manager in the Offering	YES
Is the Manager or a Co-Manager in offering an affiliate of the Fund	YES

Rule 10f-3 Report
John Hancock Core Bond Fund
GD 2 3/8 11/15/24, 369550AY4

Purchased Security’s Eligibility (as defined in the procedures) (check one):

☑	Registered Public Offering	☐	Eligible Foreign Offering	☐	Eligible Rule 144A Security	☐	Government Security	☐	Eligible Municipal Security
Check if the following conditions have been met (and discuss any exceptions):
☑	The securities were purchased (1) prior to the end of the first day on which any sales were made at a price that did not exceed the price paid by each other purchaser in the offering or any concurrent offering of the securities (excepting, in an Eligible Foreign Offering, rights required by law to be granted to existing security holders) and (2) on or before the fourth day before termination, if a rights offering. Information with regard to comparable securities will be retained for recordkeeping as required to support this condition and provided upon request.
☑	The securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all the securities offered, except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.
☑	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during a comparable period of time.
☑	Except for Eligible Municipal Securities, the issuer of such securities has been in continuous operation for not less than three years (including the operations of predecessors).
☐	In the case of Eligible Municipal Securities, that they are sufficiently liquid that they can be sold at or near their carrying value within a reasonably short period of time and either (i) are subject to no greater than moderate credit risk, or (ii) if the issuer of the municipal securities, or the entity supplying the revenues or other payments from which the issue is to be paid, has been in continuous operation for less than three years, including the operation of any predecessors, the securities are subject to a minimal or low amount of credit risk.
☑	Percentage of offering purchased by the Fund and other funds advised by the same investment adviser (or its affiliates) or accounts with respect to which the same investment adviser (or its affiliates) has, and has exercised, investment discretion, did not exceed: (a) for Eligible Rule 144A offering, 25% of the total of (1) principal amount of offering of such class sold by underwriters to qualified institution buyers plus (2) principal amount of class in any concurrent public offering; (b) other securities, 25% of principal amount of offering of class.
☑	The Fund did not purchase the securities being offered directly or indirectly from an Affiliated Underwriter, provided that a purchase from a syndicate manager shall not be deemed to be a purchase from an Affiliated Underwriter so long as (a) such Affiliated Underwriter did not benefit directly or indirectly from, the transaction, and, (b) in the case of Eligible Municipal Securities, the purchase was not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.
Check below if written statements of issuer, syndicate manager, or underwriter or seller of securities were relied upon to determine:
☐	The securities were sold in an Eligible Rule 144A Offering;	☐	Compliance with the first condition, above, regarding time and price.
Attach copy of written statement for each box checked. On behalf of the Sub-Adviser, the undersigned hereby certifies that the purchase of securities noted above under “Purchased Security’s Eligibility” complies with the Fund’s Rule 10f-3 Procedures and that all records will be maintained for review and support for such certification. The review for Rule 10f-3 was comprehensive and included a review of the final offering documents for identification of affiliated underwriters.

Rule 10f-3 Report
John Hancock Core Bond Fund
GD 2 5/8 11/15/27, 369550AZ1

Comparable Securities	0	1	2	3
Trade	101925616
Trade Date	09/11/2017	09/11/2017	09/11/2017	09/11/2017
Cusip	369550AZ1	369550AZ1	369550AZ1	369550AZ1
ComparableCusip	369550AZ1	718172CB3	26441CAX3	902133AU1
Description of Security	GD 2 5/8 11/15/27	PM 3 1/8 08/17/27	DUK 3.15 08/15/27	TEL 3 1/8 08/15/27
Name of Issuer	GENERAL DYNAMICS CORP	PHILIP MORRIS INTL I	DUKE ENERGY CORP	TYCO ELECTRONICS
Date of Purchase	09/11/2017	08/14/2017	08/07/2017	07/31/2017
Date of Offering Commenced	09/11/2017	08/14/2017	08/07/2017	07/31/2017
Unit Price	97.831	99.583	99.719	99.199
Current Yield	2.683%	3.138%	3.159%	3.150%
Yield To Maturity	2.872%	3.174%	3.183%	3.114%
Principal Amt of Total Offering	500,000,000.00	500,000,000.00	750,000,000.00	400,000,000.00
Underwriting Spread	0.450%	0.450%	0.650%	0.625%
Names of Underwriters (prospectus may be attached)	BAML,BBVA,JPM
Name(s) Dealer(s) from whom security was purchased	CHASE SECURITIES
Years of Continuous Operation	3 or more
Amount Purchased	1,455,000.00
% Offering Purchased by Fund	0.291%
% of Offering Purchased by Associated Accounts	3.709%
Sum of % of Offering Purchased	4%
% Fund Assets Applied to Purchase	0.081%
Is Sub-Adviser (or affiliate) a Manager or Co-Manager in the Offering	YES
Is the Manager or a Co-Manager in offering an affiliate of the Fund	YES

Rule 10f-3 Report
John Hancock Core Bond Fund
GD 2 5/8 11/15/27, 369550AZ1

Purchased Security’s Eligibility (as defined in the procedures) (check one):

☑	Registered Public Offering	☐	Eligible Foreign Offering	☐	Eligible Rule 144A Security	☐	Government Security	☐	Eligible Municipal Security
Check if the following conditions have been met (and discuss any exceptions):
☑	The securities were purchased (1) prior to the end of the first day on which any sales were made at a price that did not exceed the price paid by each other purchaser in the offering or any concurrent offering of the securities (excepting, in an Eligible Foreign Offering, rights required by law to be granted to existing security holders) and (2) on or before the fourth day before termination, if a rights offering. Information with regard to comparable securities will be retained for recordkeeping as required to support this condition and provided upon request.
☑	The securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all the securities offered, except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.
☑	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during a comparable period of time.
☑	Except for Eligible Municipal Securities, the issuer of such securities has been in continuous operation for not less than three years (including the operations of predecessors).
☐	In the case of Eligible Municipal Securities, that they are sufficiently liquid that they can be sold at or near their carrying value within a reasonably short period of time and either (i) are subject to no greater than moderate credit risk, or (ii) if the issuer of the municipal securities, or the entity supplying the revenues or other payments from which the issue is to be paid, has been in continuous operation for less than three years, including the operation of any predecessors, the securities are subject to a minimal or low amount of credit risk.
☑	Percentage of offering purchased by the Fund and other funds advised by the same investment adviser (or its affiliates) or accounts with respect to which the same investment adviser (or its affiliates) has, and has exercised, investment discretion, did not exceed: (a) for Eligible Rule 144A offering, 25% of the total of (1) principal amount of offering of such class sold by underwriters to qualified institution buyers plus (2) principal amount of class in any concurrent public offering; (b) other securities, 25% of principal amount of offering of class.
☑	The Fund did not purchase the securities being offered directly or indirectly from an Affiliated Underwriter, provided that a purchase from a syndicate manager shall not be deemed to be a purchase from an Affiliated Underwriter so long as (a) such Affiliated Underwriter did not benefit directly or indirectly from, the transaction, and, (b) in the case of Eligible Municipal Securities, the purchase was not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.
Check below if written statements of issuer, syndicate manager, or underwriter or seller of securities were relied upon to determine:
☐	The securities were sold in an Eligible Rule 144A Offering;	☐	Compliance with the first condition, above, regarding time and price.
Attach copy of written statement for each box checked. On behalf of the Sub-Adviser, the undersigned hereby certifies that the purchase of securities noted above under “Purchased Security’s Eligibility” complies with the Fund’s Rule 10f-3 Procedures and that all records will be maintained for review and support for such certification. The review for Rule 10f-3 was comprehensive and included a review of the final offering documents for identification of affiliated underwriters.

Rule 10f-3 Report
John Hancock Core Bond Fund
SUMITR 1.95 09/19/19, 86563VAL3

Comparable Securities	0	1	2	3
Trade	101927138
Trade Date	09/11/2017	09/11/2017	09/11/2017	09/11/2017
Cusip	86563VAL3	86563VAL3	86563VAL3	86563VAL3
ComparableCusip	86563VAL3	373334KJ9	38141GWP5	064159JX5
Description of Security	SUMITR 1.95 09/19/19	SO 2 09/08/20	GS 1.95 07/23/19	BNS 2.15 07/14/20
Name of Issuer	SUMITOMO MITSUI TR BK LT	GEORGIA POWER CO	GOLDMAN SACHS GR	BANK OF NOVA SCOT
Date of Purchase	09/11/2017	08/03/2017	07/19/2017	07/11/2017
Date of Offering Commenced	09/11/2017	08/03/2017	07/19/2017	07/11/2017
Unit Price	99.932	99.966	99.988	99.986
Current Yield	1.951%	2.001%	1.950%	2.150%
Yield To Maturity	1.985%	2.052%	1.956%	2.039%
Principal Amt of Total Offering	700,000,000.00	500,000,000.00	500,000,000.00	1,100,000,000.00
Underwriting Spread	0.175%	0.350%	0.150%	0.250%
Names of Underwriters (prospectus may be attached)	Goldman Sachs, J.P. Morgan, Citigroup, Daiwa Capital, BNP Paribas, Deutsche Bank, Credit Agricole, Barclays, BofA Merrill Lynch, HSBC, Nomura, DBS Bank, SMBC Nikko, UBS, Wells Fargo
Name(s) Dealer(s) from whom security was purchased	GOLDMAN, SACHS
Years of Continuous Operation	3 or more
Amount Purchased	2,240,000.00
% Offering Purchased by Fund	0.320%
% of Offering Purchased by Associated Accounts	8.54%
Sum of % of Offering Purchased	8.86%
% Fund Assets Applied to Purchase	0.124%
Is Sub-Adviser (or affiliate) a Manager or Co-Manager in the Offering	YES
Is the Manager or a Co-Manager in offering an affiliate of the Fund	YES

Rule 10f-3 Report
John Hancock Core Bond Fund
SUMITR 1.95 09/19/19, 86563VAL3

Purchased Security’s Eligibility (as defined in the procedures) (check one):

☐	Registered Public Offering	☐	Eligible Foreign Offering	☑	Eligible Rule 144A Security	☐	Government Security	☐	Eligible Municipal Security
Check if the following conditions have been met (and discuss any exceptions):
☑	The securities were purchased (1) prior to the end of the first day on which any sales were made at a price that did not exceed the price paid by each other purchaser in the offering or any concurrent offering of the securities (excepting, in an Eligible Foreign Offering, rights required by law to be granted to existing security holders) and (2) on or before the fourth day before termination, if a rights offering. Information with regard to comparable securities will be retained for recordkeeping as required to support this condition and provided upon request.
☑	The securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all the securities offered, except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.
☑	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during a comparable period of time.
☑	Except for Eligible Municipal Securities, the issuer of such securities has been in continuous operation for not less than three years (including the operations of predecessors).
☐	In the case of Eligible Municipal Securities, that they are sufficiently liquid that they can be sold at or near their carrying value within a reasonably short period of time and either (i) are subject to no greater than moderate credit risk, or (ii) if the issuer of the municipal securities, or the entity supplying the revenues or other payments from which the issue is to be paid, has been in continuous operation for less than three years, including the operation of any predecessors, the securities are subject to a minimal or low amount of credit risk.
☑	Percentage of offering purchased by the Fund and other funds advised by the same investment adviser (or its affiliates) or accounts with respect to which the same investment adviser (or its affiliates) has, and has exercised, investment discretion, did not exceed: (a) for Eligible Rule 144A offering, 25% of the total of (1) principal amount of offering of such class sold by underwriters to qualified institution buyers plus (2) principal amount of class in any concurrent public offering; (b) other securities, 25% of principal amount of offering of class.
☑	The Fund did not purchase the securities being offered directly or indirectly from an Affiliated Underwriter, provided that a purchase from a syndicate manager shall not be deemed to be a purchase from an Affiliated Underwriter so long as (a) such Affiliated Underwriter did not benefit directly or indirectly from, the transaction, and, (b) in the case of Eligible Municipal Securities, the purchase was not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.
Check below if written statements of issuer, syndicate manager, or underwriter or seller of securities were relied upon to determine:
☐	The securities were sold in an Eligible Rule 144A Offering;	☐	Compliance with the first condition, above, regarding time and price.
Attach copy of written statement for each box checked. On behalf of the Sub-Adviser, the undersigned hereby certifies that the purchase of securities noted above under “Purchased Security’s Eligibility” complies with the Fund’s Rule 10f-3 Procedures and that all records will be maintained for review and support for such certification. The review for Rule 10f-3 was comprehensive and included a review of the final offering documents for identification of affiliated underwriters.

Rule 10f-3 Report
John Hancock Core Bond Fund
FORDR 2017-2 A, 34529SAA7

Comparable Securities	0	1	2	3
Trade	101932427
Trade Date	09/12/2017	09/12/2017	09/12/2017	09/12/2017
Cusip	34529SAA7	34529SAA7	34529SAA7	34529SAA7
ComparableCusip	34529SAA7	02005AGB8	89190BAE8	02582JHE3
Description of Security	FORDR 2017-2 A	AMOT 2017-2 A	TAOT 2017-B A4	AMXCA 2017-3 A
Name of Issuer	FORDR 2017-2 A	ALLY MASTER OWNE	Toyota Auto Receivable	AMERICAN EXPRESS
Date of Purchase	09/12/2017
Date of Offering Commenced		06/20/2017	05/09/2017	04/18/2017
Unit Price	99.989	100.000	99.973	99.981
Current Yield	2.360%	1.574%	2.051%	1.770%
Yield To Maturity	2.374%	1.554%	2.060%	1.888%
Principal Amt of Total Offering	1,250,000,000.00	250,000,000.00	132,260,000.00	1,700,000,000.00
Underwriting Spread	0.375%	0.250%	0.300%	0.250%
Names of Underwriters (prospectus may be attached)	BofA Merrill Lynch, Deutsche Bank, Goldman Sachs, J.P. Morgan, Wells Fargo, BNY Mellon, TD Securities, US Bancorp
Name(s) Dealer(s) from whom security was purchased	BANK OF AMERICA MB
Years of Continuous Operation	3 or more
Amount Purchased	4,977,000.00
% Offering Purchased by Fund	0.398%
% of Offering Purchased by Associated Accounts	4.802%
Sum of % of Offering Purchased	5.20%
% Fund Assets Applied to Purchase	0.276%
Is Sub-Adviser (or affiliate) a Manager or Co-Manager in the Offering	YES
Is the Manager or a Co-Manager in offering an affiliate of the Fund	YES

Rule 10f-3 Report
John Hancock Core Bond Fund
FORDR 2017-2 A, 34529SAA7

Purchased Security’s Eligibility (as defined in the procedures) (check one):

☐	Registered Public Offering	☐	Eligible Foreign Offering	☑	Eligible Rule 144A Security	☐	Government Security	☐	Eligible Municipal Security
Check if the following conditions have been met (and discuss any exceptions):
☑	The securities were purchased (1) prior to the end of the first day on which any sales were made at a price that did not exceed the price paid by each other purchaser in the offering or any concurrent offering of the securities (excepting, in an Eligible Foreign Offering, rights required by law to be granted to existing security holders) and (2) on or before the fourth day before termination, if a rights offering. Information with regard to comparable securities will be retained for recordkeeping as required to support this condition and provided upon request.
☑	The securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all the securities offered, except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.
☑	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during a comparable period of time.
☑	Except for Eligible Municipal Securities, the issuer of such securities has been in continuous operation for not less than three years (including the operations of predecessors).
☐	In the case of Eligible Municipal Securities, that they are sufficiently liquid that they can be sold at or near their carrying value within a reasonably short period of time and either (i) are subject to no greater than moderate credit risk, or (ii) if the issuer of the municipal securities, or the entity supplying the revenues or other payments from which the issue is to be paid, has been in continuous operation for less than three years, including the operation of any predecessors, the securities are subject to a minimal or low amount of credit risk.
☑	Percentage of offering purchased by the Fund and other funds advised by the same investment adviser (or its affiliates) or accounts with respect to which the same investment adviser (or its affiliates) has, and has exercised, investment discretion, did not exceed: (a) for Eligible Rule 144A offering, 25% of the total of (1) principal amount of offering of such class sold by underwriters to qualified institution buyers plus (2) principal amount of class in any concurrent public offering; (b) other securities, 25% of principal amount of offering of class.
☑	The Fund did not purchase the securities being offered directly or indirectly from an Affiliated Underwriter, provided that a purchase from a syndicate manager shall not be deemed to be a purchase from an Affiliated Underwriter so long as (a) such Affiliated Underwriter did not benefit directly or indirectly from, the transaction, and, (b) in the case of Eligible Municipal Securities, the purchase was not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.
Check below if written statements of issuer, syndicate manager, or underwriter or seller of securities were relied upon to determine:
☐	The securities were sold in an Eligible Rule 144A Offering;	☐	Compliance with the first condition, above, regarding time and price.
Attach copy of written statement for each box checked. On behalf of the Sub-Adviser, the undersigned hereby certifies that the purchase of securities noted above under “Purchased Security’s Eligibility” complies with the Fund’s Rule 10f-3 Procedures and that all records will be maintained for review and support for such certification. The review for Rule 10f-3 was comprehensive and included a review of the final offering documents for identification of affiliated underwriters.

Rule 10f-3 Report
John Hancock Core Bond Fund
PENSKE 2.7 03/14/23, 709599AY0

Comparable Securities	0	1	2	3
Trade	101940030
Trade Date	09/12/2017	09/12/2017	09/12/2017	09/12/2017
Cusip	709599AY0	709599AY0	709599AY0	709599AY0
ComparableCusip	709599AY0	281020AL1	718172CA5	26441CAW5
Description of Security	PENSKE 2.7 03/14/23	EIX 2.4 09/15/22	PM 2 3/8 08/17/22	DUK 2.4 08/15/22
Name of Issuer	PENSKE TRUCK LEASING	EDISON INTERNATIO	PHILIP MORRIS INTL I	DUKE ENERGY CORP
Date of Purchase	09/12/2017	08/17/2017	08/14/2017	08/07/2017
Date of Offering Commenced	09/12/2017	08/17/2017	08/14/2017	08/07/2017
Unit Price	99.772	99.672	99.537	99.793
Current Yield	2.706%	2.408%	2.386%	2.405%
Yield To Maturity	2.745%	2.443%	2.474%	2.470%
Principal Amt of Total Offering	600,000,000.00	400,000,000.00	750,000,000.00	500,000,000.00
Underwriting Spread	0.350%	0.600%	0.300%	0.600%
Names of Underwriters (prospectus may be attached)	J.P. Morgan, Merrill
Lynch, Mizuho, U.S.
Bancorp, Wells Fargo,
Citizens Capital
Markets, Fifth Third
Securities, MUFG
Securities, PNC Capital
Markets, RBC Capital
Markets, Santander,
SMBC Nikko, Comerica,
Scotia Capital, The
Huntington Investment
Co., The Williams
	Capital Group
Name(s) Dealer(s) from whom security was purchased	US BANCORP
Years of Continuous Operation	3 or more
Amount Purchased	1,450,000.00
% Offering Purchased by Fund	0.242%
% of Offering Purchased by Associated Accounts	3.17%
Sum of % of Offering Purchased	3.42%
% Fund Assets Applied to Purchase	0.080%
Is Sub-Adviser (or affiliate) a Manager or Co-Manager in the Offering	YES
Is the Manager or a Co-Manager in offering an affiliate of the Fund	YES

Rule 10f-3 Report
John Hancock Core Bond Fund
PENSKE 2.7 03/14/23, 709599AY0

Purchased Security’s Eligibility (as defined in the procedures) (check one):

☐	Registered Public Offering	☐	Eligible Foreign Offering	☑	Eligible Rule 144A Security	☐	Government Security	☐	Eligible Municipal Security
Check if the following conditions have been met (and discuss any exceptions):
☑	The securities were purchased (1) prior to the end of the first day on which any sales were made at a price that did not exceed the price paid by each other purchaser in the offering or any concurrent offering of the securities (excepting, in an Eligible Foreign Offering, rights required by law to be granted to existing security holders) and (2) on or before the fourth day before termination, if a rights offering. Information with regard to comparable securities will be retained for recordkeeping as required to support this condition and provided upon request.
☑	The securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all the securities offered, except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.
☑	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during a comparable period of time.
☑	Except for Eligible Municipal Securities, the issuer of such securities has been in continuous operation for not less than three years (including the operations of predecessors).
☐	In the case of Eligible Municipal Securities, that they are sufficiently liquid that they can be sold at or near their carrying value within a reasonably short period of time and either (i) are subject to no greater than moderate credit risk, or (ii) if the issuer of the municipal securities, or the entity supplying the revenues or other payments from which the issue is to be paid, has been in continuous operation for less than three years, including the operation of any predecessors, the securities are subject to a minimal or low amount of credit risk.
☑	Percentage of offering purchased by the Fund and other funds advised by the same investment adviser (or its affiliates) or accounts with respect to which the same investment adviser (or its affiliates) has, and has exercised, investment discretion, did not exceed: (a) for Eligible Rule 144A offering, 25% of the total of (1) principal amount of offering of such class sold by underwriters to qualified institution buyers plus (2) principal amount of class in any concurrent public offering; (b) other securities, 25% of principal amount of offering of class.
☑	The Fund did not purchase the securities being offered directly or indirectly from an Affiliated Underwriter, provided that a purchase from a syndicate manager shall not be deemed to be a purchase from an Affiliated Underwriter so long as (a) such Affiliated Underwriter did not benefit directly or indirectly from, the transaction, and, (b) in the case of Eligible Municipal Securities, the purchase was not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.
Check below if written statements of issuer, syndicate manager, or underwriter or seller of securities were relied upon to determine:
☐	The securities were sold in an Eligible Rule 144A Offering;	☐	Compliance with the first condition, above, regarding time and price.
Attach copy of written statement for each box checked. On behalf of the Sub-Adviser, the undersigned hereby certifies that the purchase of securities noted above under “Purchased Security’s Eligibility” complies with the Fund’s Rule 10f-3 Procedures and that all records will be maintained for review and support for such certification. The review for Rule 10f-3 was comprehensive and included a review of the final offering documents for identification of affiliated underwriters.

Rule 10f-3 Report
John Hancock Core Bond Fund
UNP 3.6 09/15/37, 907818EQ7

Comparable Securities	0	1	2	3
Trade	101940794
Trade Date	09/12/2017	09/12/2017	09/12/2017	09/12/2017
Cusip	907818EQ7	907818EQ7	907818EQ7	907818EQ7
ComparableCusip	907818EQ7	718172CB3	26441CAX3	902133AU1
Description of Security	UNP 3.6 09/15/37	PM 3 1/8 08/17/27	DUK 3.15 08/15/27	TEL 3 1/8 08/15/27
Name of Issuer	UNION PACIFIC CORP	PHILIP MORRIS INTL I	DUKE ENERGY CORP	TYCO ELECTRONICS
Date of Purchase	09/12/2017	08/14/2017	08/07/2017	07/31/2017
Date of Offering Commenced	09/12/2017	08/14/2017	08/07/2017	07/31/2017
Unit Price	99.901	99.583	99.719	99.199
Current Yield	3.604%	3.138%	3.159%	3.150%
Yield To Maturity	3.607%	3.174%	3.183%	3.114%
Principal Amt of Total Offering	500,000,000.00	500,000,000.00	750,000,000.00	400,000,000.00
Underwriting Spread	0.875%	0.450%	0.650%	0.625%
Names of Underwriters (prospectus may be attached)	Barclays, Citigroup, Credit Suisse, Morgan Stanly, BofA Merrill Lynch, J.P. Morgan, MUFG, SunTrust Robinson Humphrey, U.S. Bancorp, Wells Fargo, BNY Mellon, Mizuho, Loop, PNC
Name(s) Dealer(s) from whom security was purchased	MORGAN STANLEY
Years of Continuous Operation	3 or more
Amount Purchased	1,160,000.00
% Offering Purchased by Fund	0.232%
% of Offering Purchased by Associated Accounts	3.768%
Sum of % of Offering Purchased	4.00%
% Fund Assets Applied to Purchase	0.064%
Is Sub-Adviser (or affiliate) a Manager or Co-Manager in the Offering	YES
Is the Manager or a Co-Manager in offering an affiliate of the Fund	YES

Rule 10f-3 Report
John Hancock Core Bond Fund
UNP 3.6 09/15/37, 907818EQ7

Purchased Security’s Eligibility (as defined in the procedures) (check one):

☑	Registered Public Offering	☐	Eligible Foreign Offering	☐	Eligible Rule 144A Security	☐	Government Security	☐	Eligible Municipal Security
Check if the following conditions have been met (and discuss any exceptions):
☑	The securities were purchased (1) prior to the end of the first day on which any sales were made at a price that did not exceed the price paid by each other purchaser in the offering or any concurrent offering of the securities (excepting, in an Eligible Foreign Offering, rights required by law to be granted to existing security holders) and (2) on or before the fourth day before termination, if a rights offering. Information with regard to comparable securities will be retained for recordkeeping as required to support this condition and provided upon request.
☑	The securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all the securities offered, except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.
☑	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during a comparable period of time.
☑	Except for Eligible Municipal Securities, the issuer of such securities has been in continuous operation for not less than three years (including the operations of predecessors).
☐	In the case of Eligible Municipal Securities, that they are sufficiently liquid that they can be sold at or near their carrying value within a reasonably short period of time and either (i) are subject to no greater than moderate credit risk, or (ii) if the issuer of the municipal securities, or the entity supplying the revenues or other payments from which the issue is to be paid, has been in continuous operation for less than three years, including the operation of any predecessors, the securities are subject to a minimal or low amount of credit risk.
☑	Percentage of offering purchased by the Fund and other funds advised by the same investment adviser (or its affiliates) or accounts with respect to which the same investment adviser (or its affiliates) has, and has exercised, investment discretion, did not exceed: (a) for Eligible Rule 144A offering, 25% of the total of (1) principal amount of offering of such class sold by underwriters to qualified institution buyers plus (2) principal amount of class in any concurrent public offering; (b) other securities, 25% of principal amount of offering of class.
☑	The Fund did not purchase the securities being offered directly or indirectly from an Affiliated Underwriter, provided that a purchase from a syndicate manager shall not be deemed to be a purchase from an Affiliated Underwriter so long as (a) such Affiliated Underwriter did not benefit directly or indirectly from, the transaction, and, (b) in the case of Eligible Municipal Securities, the purchase was not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.
Check below if written statements of issuer, syndicate manager, or underwriter or seller of securities were relied upon to determine:
☐	The securities were sold in an Eligible Rule 144A Offering;	☐	Compliance with the first condition, above, regarding time and price.
Attach copy of written statement for each box checked. On behalf of the Sub-Adviser, the undersigned hereby certifies that the purchase of securities noted above under “Purchased Security’s Eligibility” complies with the Fund’s Rule 10f-3 Procedures and that all records will be maintained for review and support for such certification. The review for Rule 10f-3 was comprehensive and included a review of the final offering documents for identification of affiliated underwriters.

Rule 10f-3 Report
John Hancock Core Bond Fund
UNP 4.1 09/15/67, 907818ER5

Comparable Securities	0	1	2	3
Trade	101940962
Trade Date	09/12/2017	09/12/2017	09/12/2017	09/12/2017
Cusip	907818ER5	907818ER5	907818ER5	907818ER5
ComparableCusip	907818ER5	126408HG1	594918CB8	209111FK4
Description of Security	UNP 4.1 09/15/67	CSX 4 1/4 11/01/66	MSFT 4 1/2 02/06/57	ED 4.3 12/01/56
Name of Issuer	UNION PACIFIC CORP	CSX CORP	MICROSOFT CORP	CONSOLIDATED EDIS
Date of Purchase	09/12/2017	10/13/2016	01/30/2017	11/10/2016
Date of Offering Commenced	09/12/2017	10/13/2016	01/30/2017	11/10/2016
Unit Price	99.852	99.751	99.705	99.129
Current Yield	4.106%	4.261%	4.513%	4.338%
Yield To Maturity	4.107%	4.373%	4.346%	4.346%
Principal Amt of Total Offering	500,000,000.00	700,000,000.00	2,000,000,000.00	500,000,000.00
Underwriting Spread	0.875%	0.875%	0.750%	0.875%
Names of Underwriters (prospectus may be attached)	Barclays Capital, Citigroup, Credit Suisse, Morgan Stanley, J.P. Morgan, MUFG, SunTrust Robinson Humphrey, U.S. Bancorp, Wells Fargo, BNY Mellon, Mizuho, Loop Capital, PNC Capital Markets
Name(s) Dealer(s) from whom security was purchased	MORGAN STANLEY
Years of Continuous Operation	3 or more
Amount Purchased	505,000.00
% Offering Purchased by Fund	0.101%
% of Offering Purchased by Associated Accounts	1.299%
Sum of % of Offering Purchased	1.40%
% Fund Assets Applied to Purchase	0.028%
Is Sub-Adviser (or affiliate) a Manager or Co-Manager in the Offering	YES
Is the Manager or a Co-Manager in offering an affiliate of the Fund	YES

Rule 10f-3 Report
John Hancock Core Bond Fund
UNP 4.1 09/15/67, 907818ER5

Purchased Security’s Eligibility (as defined in the procedures) (check one):

☑	Registered Public Offering	☐	Eligible Foreign Offering	☐	Eligible Rule 144A Security	☐	Government Security	☐	Eligible Municipal Security
Check if the following conditions have been met (and discuss any exceptions):
☑	The securities were purchased (1) prior to the end of the first day on which any sales were made at a price that did not exceed the price paid by each other purchaser in the offering or any concurrent offering of the securities (excepting, in an Eligible Foreign Offering, rights required by law to be granted to existing security holders) and (2) on or before the fourth day before termination, if a rights offering. Information with regard to comparable securities will be retained for recordkeeping as required to support this condition and provided upon request.
☑	The securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all the securities offered, except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.
☑	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during a comparable period of time.
☑	Except for Eligible Municipal Securities, the issuer of such securities has been in continuous operation for not less than three years (including the operations of predecessors).
☐	In the case of Eligible Municipal Securities, that they are sufficiently liquid that they can be sold at or near their carrying value within a reasonably short period of time and either (i) are subject to no greater than moderate credit risk, or (ii) if the issuer of the municipal securities, or the entity supplying the revenues or other payments from which the issue is to be paid, has been in continuous operation for less than three years, including the operation of any predecessors, the securities are subject to a minimal or low amount of credit risk.
☑	Percentage of offering purchased by the Fund and other funds advised by the same investment adviser (or its affiliates) or accounts with respect to which the same investment adviser (or its affiliates) has, and has exercised, investment discretion, did not exceed: (a) for Eligible Rule 144A offering, 25% of the total of (1) principal amount of offering of such class sold by underwriters to qualified institution buyers plus (2) principal amount of class in any concurrent public offering; (b) other securities, 25% of principal amount of offering of class.
☑	The Fund did not purchase the securities being offered directly or indirectly from an Affiliated Underwriter, provided that a purchase from a syndicate manager shall not be deemed to be a purchase from an Affiliated Underwriter so long as (a) such Affiliated Underwriter did not benefit directly or indirectly from, the transaction, and, (b) in the case of Eligible Municipal Securities, the purchase was not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.
Check below if written statements of issuer, syndicate manager, or underwriter or seller of securities were relied upon to determine:
☐	The securities were sold in an Eligible Rule 144A Offering;	☐	Compliance with the first condition, above, regarding time and price.
Attach copy of written statement for each box checked. On behalf of the Sub-Adviser, the undersigned hereby certifies that the purchase of securities noted above under “Purchased Security’s Eligibility” complies with the Fund’s Rule 10f-3 Procedures and that all records will be maintained for review and support for such certification. The review for Rule 10f-3 was comprehensive and included a review of the final offering documents for identification of affiliated underwriters.

Rule 10f-3 Report
John Hancock Core Bond Fund
CXO 3 3/4 10/01/27, 20605PAH4

Comparable Securities	0	1	2	3
Trade	101953298
Trade Date	09/13/2017	09/13/2017	09/13/2017	09/13/2017
Cusip	20605PAH4	20605PAH4	20605PAH4	20605PAH4
ComparableCusip	20605PAH4	718172CB3	26441CAX3	902133AU1
Description of Security	CXO 3 3/4 10/01/27	PM 3 1/8 08/17/27	DUK 3.15 08/15/27	TEL 3 1/8 08/15/27
Name of Issuer	CONCHO RESOURCES INC	PHILIP MORRIS INTL I	DUKE ENERGY CORP	TYCO ELECTRONICS
Date of Purchase	09/13/2017	08/14/2017	08/07/2017	07/31/2017
Date of Offering Commenced	09/13/2017	08/14/2017	08/07/2017	07/31/2017
Unit Price	99.636	99.583	99.719	99.199
Current Yield	3.764%	3.138%	3.159%	3.150%
Yield To Maturity	3.794%	3.174%	3.183%	3.146%
Principal Amt of Total Offering	1,000,000,000.00	500,000,000.00	750,000,000.00	400,000,000.00
Underwriting Spread	0.650%	0.450%	0.650%	0.625%
Names of Underwriters (prospectus may be attached)	BofA Merrill Lynch,
Barclays, Citigroup,
BMO Capital Markets,
Capital One, Credit
Suisse, ING Financial,
J.P. Morgan, MUFG
Securities, PNC Capital
Markets, RBC Capital
Markets, U.S. Bancorp,
Wells Fargo, BB&T
Capital Markets, BBVA
Securities, CIBC World
Markets, Comerica
Securities, DNB
Markets, KeyBanc
Capital Markets,
Regions Securities,
	SMBC Nikko
Name(s) Dealer(s) from whom security was purchased	BANK OF AMERICA
Years of Continuous Operation	3 or more
Amount Purchased	1,162,000.00
% Offering Purchased by Fund	0.116%
% of Offering Purchased by Associated Accounts	1.584%
Sum of % of Offering Purchased	1.70%
% Fund Assets Applied to Purchase	0.064%
Is Sub-Adviser (or affiliate) a Manager or Co-Manager in the Offering	YES
Is the Manager or a Co-Manager in offering an affiliate of the Fund	YES

Rule 10f-3 Report
John Hancock Core Bond Fund
CXO 3 3/4 10/01/27, 20605PAH4

Purchased Security’s Eligibility (as defined in the procedures) (check one):

☑	Registered Public Offering	☐	Eligible Foreign Offering	☐	Eligible Rule 144A Security	☐	Government Security	☐	Eligible Municipal Security
Check if the following conditions have been met (and discuss any exceptions):
☑	The securities were purchased (1) prior to the end of the first day on which any sales were made at a price that did not exceed the price paid by each other purchaser in the offering or any concurrent offering of the securities (excepting, in an Eligible Foreign Offering, rights required by law to be granted to existing security holders) and (2) on or before the fourth day before termination, if a rights offering. Information with regard to comparable securities will be retained for recordkeeping as required to support this condition and provided upon request.
☑	The securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all the securities offered, except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.
☑	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during a comparable period of time.
☑	Except for Eligible Municipal Securities, the issuer of such securities has been in continuous operation for not less than three years (including the operations of predecessors).
☐	In the case of Eligible Municipal Securities, that they are sufficiently liquid that they can be sold at or near their carrying value within a reasonably short period of time and either (i) are subject to no greater than moderate credit risk, or (ii) if the issuer of the municipal securities, or the entity supplying the revenues or other payments from which the issue is to be paid, has been in continuous operation for less than three years, including the operation of any predecessors, the securities are subject to a minimal or low amount of credit risk.
☑	Percentage of offering purchased by the Fund and other funds advised by the same investment adviser (or its affiliates) or accounts with respect to which the same investment adviser (or its affiliates) has, and has exercised, investment discretion, did not exceed: (a) for Eligible Rule 144A offering, 25% of the total of (1) principal amount of offering of such class sold by underwriters to qualified institution buyers plus (2) principal amount of class in any concurrent public offering; (b) other securities, 25% of principal amount of offering of class.
☑	The Fund did not purchase the securities being offered directly or indirectly from an Affiliated Underwriter, provided that a purchase from a syndicate manager shall not be deemed to be a purchase from an Affiliated Underwriter so long as (a) such Affiliated Underwriter did not benefit directly or indirectly from, the transaction, and, (b) in the case of Eligible Municipal Securities, the purchase was not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.
Check below if written statements of issuer, syndicate manager, or underwriter or seller of securities were relied upon to determine:
☐	The securities were sold in an Eligible Rule 144A Offering;	☐	Compliance with the first condition, above, regarding time and price.
Attach copy of written statement for each box checked. On behalf of the Sub-Adviser, the undersigned hereby certifies that the purchase of securities noted above under “Purchased Security’s Eligibility” complies with the Fund’s Rule 10f-3 Procedures and that all records will be maintained for review and support for such certification. The review for Rule 10f-3 was comprehensive and included a review of the final offering documents for identification of affiliated underwriters.

Rule 10f-3 Report
John Hancock Core Bond Fund
CXO 4 7/8 10/01/47, 20605PAJ0

Comparable Securities	0	1	2	3
Trade	101953067
Trade Date	09/13/2017	09/13/2017	09/13/2017	09/13/2017
Cusip	20605PAJ0	20605PAJ0	20605PAJ0	20605PAJ0
ComparableCusip	20605PAJ0	15189WAJ9	678858BS9	460146CS0
Description of Security	CXO 4 7/8 10/01/47	CNP 4.1 09/01/47	OGE 3.85 08/15/47	IP 4.35 08/15/48
Name of Issuer	CONCHO RESOURCES INC	CENTERPOINT ENER	OKLAHOMA G&E CO	INTERNATIONAL PAP
Date of Purchase	09/13/2017	08/21/2017	08/08/2017	07/31/2017
Date of Offering Commenced	09/13/2017	08/21/2017	08/08/2017	07/31/2017
Unit Price	99.749	99.417	99.682	99.898
Current Yield	4.887%	4.124%	3.862%	0%
Yield To Maturity	4.891%	4.077%	3.772%	4.327%
Principal Amt of Total Offering	800,000,000.00	300,000,000.00	300,000,000.00	1,000,000,000.00
Underwriting Spread	0.875%	0.875%	0.875%	0.875%
Names of Underwriters (prospectus may be attached)	BofA Merrill Lynch,
Barclays Capital,
Citigroup, BMO Capital
Markets, Capital One
Securities, Credit
Suisse, ING Financial
Markets, J.P. Morgan,
MUFG Securities, PNC
Capital Markets, RBC
Capital Markets, U. S.
Bancorp, Wells Fago,
BB&T Capital Markets,
BBVA Securities, CIBC
World Markets,
Comerica Securities,
DNB Markets, KeyBanc
Capital Markets,
Regions Securities,
	SMBC Nikko
Name(s) Dealer(s) from whom security was purchased	BANK OF AMERICA
Years of Continuous Operation	3 or more
Amount Purchased	540,000.00
% Offering Purchased by Fund	0.068%
% of Offering Purchased by Associated Accounts	1.562%
Sum of % of Offering Purchased	1.63%
% Fund Assets Applied to Purchase	0.030%
Is Sub-Adviser (or affiliate) a Manager or Co-Manager in the Offering	YES
Is the Manager or a Co-Manager in offering an affiliate of the Fund	YES

Rule 10f-3 Report
John Hancock Core Bond Fund
CXO 4 7/8 10/01/47, 20605PAJ0

Purchased Security’s Eligibility (as defined in the procedures) (check one):

☑	Registered Public Offering	☐	Eligible Foreign Offering	☐	Eligible Rule 144A Security	☐	Government Security	☐	Eligible Municipal Security
Check if the following conditions have been met (and discuss any exceptions):
☑	The securities were purchased (1) prior to the end of the first day on which any sales were made at a price that did not exceed the price paid by each other purchaser in the offering or any concurrent offering of the securities (excepting, in an Eligible Foreign Offering, rights required by law to be granted to existing security holders) and (2) on or before the fourth day before termination, if a rights offering. Information with regard to comparable securities will be retained for recordkeeping as required to support this condition and provided upon request.
☑	The securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all the securities offered, except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.
☑	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during a comparable period of time.
☑	Except for Eligible Municipal Securities, the issuer of such securities has been in continuous operation for not less than three years (including the operations of predecessors).
☐	In the case of Eligible Municipal Securities, that they are sufficiently liquid that they can be sold at or near their carrying value within a reasonably short period of time and either (i) are subject to no greater than moderate credit risk, or (ii) if the issuer of the municipal securities, or the entity supplying the revenues or other payments from which the issue is to be paid, has been in continuous operation for less than three years, including the operation of any predecessors, the securities are subject to a minimal or low amount of credit risk.
☑	Percentage of offering purchased by the Fund and other funds advised by the same investment adviser (or its affiliates) or accounts with respect to which the same investment adviser (or its affiliates) has, and has exercised, investment discretion, did not exceed: (a) for Eligible Rule 144A offering, 25% of the total of (1) principal amount of offering of such class sold by underwriters to qualified institution buyers plus (2) principal amount of class in any concurrent public offering; (b) other securities, 25% of principal amount of offering of class.
☑	The Fund did not purchase the securities being offered directly or indirectly from an Affiliated Underwriter, provided that a purchase from a syndicate manager shall not be deemed to be a purchase from an Affiliated Underwriter so long as (a) such Affiliated Underwriter did not benefit directly or indirectly from, the transaction, and, (b) in the case of Eligible Municipal Securities, the purchase was not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.
Check below if written statements of issuer, syndicate manager, or underwriter or seller of securities were relied upon to determine:
☐	The securities were sold in an Eligible Rule 144A Offering;	☐	Compliance with the first condition, above, regarding time and price.
Attach copy of written statement for each box checked. On behalf of the Sub-Adviser, the undersigned hereby certifies that the purchase of securities noted above under “Purchased Security’s Eligibility” complies with the Fund’s Rule 10f-3 Procedures and that all records will be maintained for review and support for such certification. The review for Rule 10f-3 was comprehensive and included a review of the final offering documents for identification of affiliated underwriters.

Rule 10f-3 Report
John Hancock Core Bond Fund
PSA 2.37 09/15/22, 74460DAB5

Comparable Securities	0	1	2	3
Trade	101954075
Trade Date	09/13/2017	09/13/2017	09/13/2017	09/13/2017
Cusip	74460DAB5	74460DAB5	74460DAB5	74460DAB5
ComparableCusip	74460DAB5	281020AL1	718172CA5	26441CAW5
Description of Security	PSA 2.37 09/15/22	EIX 2.4 09/15/22	PM 2 3/8 08/17/22	DUK 2.4 08/15/22
Name of Issuer	PUBLIC STORAGE	EDISON INTERNATIO	PHILIP MORRIS INTL I	DUKE ENERGY CORP
Date of Purchase	09/13/2017	08/17/2017	08/14/2017	08/07/2017
Date of Offering Commenced	09/13/2017	08/17/2017	08/14/2017	08/07/2017
Unit Price	100.000	99.672	99.537	99.793
Current Yield	2.370%	2.408%	2.386%	2.405%
Yield To Maturity	2.370%	2.439%	2.474%	2.495%
Principal Amt of Total Offering	500,000,000.00	400,000,000.00	750,000,000.00	500,000,000.00
Underwriting Spread	0.600%	0.600%	0.300%	0.600%
Names of Underwriters (prospectus may be attached)	Morgan Stanley, BofA Merrill Lynch, Wells Fargo, Citigroup, Goldman Sachs, UBS
Name(s) Dealer(s) from whom security was purchased	MORGAN STANLEY
Years of Continuous Operation	3 or more
Amount Purchased	1,811,000.00
% Offering Purchased by Fund	0.362%
% of Offering Purchased by Associated Accounts	4.638%
Sum of % of Offering Purchased	5.00%
% Fund Assets Applied to Purchase	0.100%
Is Sub-Adviser (or affiliate) a Manager or Co-Manager in the Offering	YES
Is the Manager or a Co-Manager in offering an affiliate of the Fund	YES

Rule 10f-3 Report
John Hancock Core Bond Fund
PSA 2.37 09/15/22, 74460DAB5

Purchased Security’s Eligibility (as defined in the procedures) (check one):

☑	Registered Public Offering	☐	Eligible Foreign Offering	☐	Eligible Rule 144A Security	☐	Government Security	☐	Eligible Municipal Security
Check if the following conditions have been met (and discuss any exceptions):
☑	The securities were purchased (1) prior to the end of the first day on which any sales were made at a price that did not exceed the price paid by each other purchaser in the offering or any concurrent offering of the securities (excepting, in an Eligible Foreign Offering, rights required by law to be granted to existing security holders) and (2) on or before the fourth day before termination, if a rights offering. Information with regard to comparable securities will be retained for recordkeeping as required to support this condition and provided upon request.
☑	The securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all the securities offered, except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.
☑	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during a comparable period of time.
☑	Except for Eligible Municipal Securities, the issuer of such securities has been in continuous operation for not less than three years (including the operations of predecessors).
☐	In the case of Eligible Municipal Securities, that they are sufficiently liquid that they can be sold at or near their carrying value within a reasonably short period of time and either (i) are subject to no greater than moderate credit risk, or (ii) if the issuer of the municipal securities, or the entity supplying the revenues or other payments from which the issue is to be paid, has been in continuous operation for less than three years, including the operation of any predecessors, the securities are subject to a minimal or low amount of credit risk.
☑	Percentage of offering purchased by the Fund and other funds advised by the same investment adviser (or its affiliates) or accounts with respect to which the same investment adviser (or its affiliates) has, and has exercised, investment discretion, did not exceed: (a) for Eligible Rule 144A offering, 25% of the total of (1) principal amount of offering of such class sold by underwriters to qualified institution buyers plus (2) principal amount of class in any concurrent public offering; (b) other securities, 25% of principal amount of offering of class.
☑	The Fund did not purchase the securities being offered directly or indirectly from an Affiliated Underwriter, provided that a purchase from a syndicate manager shall not be deemed to be a purchase from an Affiliated Underwriter so long as (a) such Affiliated Underwriter did not benefit directly or indirectly from, the transaction, and, (b) in the case of Eligible Municipal Securities, the purchase was not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.
Check below if written statements of issuer, syndicate manager, or underwriter or seller of securities were relied upon to determine:
☐	The securities were sold in an Eligible Rule 144A Offering;	☐	Compliance with the first condition, above, regarding time and price.
Attach copy of written statement for each box checked. On behalf of the Sub-Adviser, the undersigned hereby certifies that the purchase of securities noted above under “Purchased Security’s Eligibility” complies with the Fund’s Rule 10f-3 Procedures and that all records will be maintained for review and support for such certification. The review for Rule 10f-3 was comprehensive and included a review of the final offering documents for identification of affiliated underwriters.

Rule 10f-3 Report
John Hancock Core Bond Fund
PSA 3.094 09/15/27, 74460DAC3

Comparable Securities	0	1	2	3
Trade	101954230
Trade Date	09/13/2017	09/13/2017	09/13/2017	09/13/2017
Cusip	74460DAC3	74460DAC3	74460DAC3	74460DAC3
ComparableCusip	74460DAC3	718172CB3	26441CAX3	902133AU1
Description of Security	PSA 3.094 09/15/27	PM 3 1/8 08/17/27	DUK 3.15 08/15/27	TEL 3 1/8 08/15/27
Name of Issuer	PUBLIC STORAGE	PHILIP MORRIS INTL I	DUKE ENERGY CORP	TYCO ELECTRONICS
Date of Purchase	09/13/2017	08/14/2017	08/07/2017	07/31/2017
Date of Offering Commenced	09/13/2017	08/14/2017	08/07/2017	07/31/2017
Unit Price	100.000	99.583	99.719	99.199
Current Yield	3.094%	3.138%	3.159%	3.150%
Yield To Maturity	3.094%	3.174%	3.183%	3.146%
Principal Amt of Total Offering	500,000,000.00	500,000,000.00	750,000,000.00	400,000,000.00
Underwriting Spread	0.650%	0.450%	0.650%	0.625%
Names of Underwriters (prospectus may be attached)	Morgan Stanley, BofA Merrill Lynch, Wells Fargo, Citigroup, Goldman Sachs, UBS
Name(s) Dealer(s) from whom security was purchased	MORGAN STANLEY
Years of Continuous Operation	3 or more
Amount Purchased	1,449,000.00
% Offering Purchased by Fund	0.290%
% of Offering Purchased by Associated Accounts	3.71%
Sum of % of Offering Purchased	4.00%
% Fund Assets Applied to Purchase	0.080%
Is Sub-Adviser (or affiliate) a Manager or Co-Manager in the Offering	YES
Is the Manager or a Co-Manager in offering an affiliate of the Fund	YES

Rule 10f-3 Report
John Hancock Core Bond Fund
PSA 3.094 09/15/27, 74460DAC3

Purchased Security’s Eligibility (as defined in the procedures) (check one):

☑	Registered Public Offering	☐	Eligible Foreign Offering	☐	Eligible Rule 144A Security	☐	Government Security	☐	Eligible Municipal Security
Check if the following conditions have been met (and discuss any exceptions):
☑	The securities were purchased (1) prior to the end of the first day on which any sales were made at a price that did not exceed the price paid by each other purchaser in the offering or any concurrent offering of the securities (excepting, in an Eligible Foreign Offering, rights required by law to be granted to existing security holders) and (2) on or before the fourth day before termination, if a rights offering. Information with regard to comparable securities will be retained for recordkeeping as required to support this condition and provided upon request.
☑	The securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all the securities offered, except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.
☑	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during a comparable period of time.
☑	Except for Eligible Municipal Securities, the issuer of such securities has been in continuous operation for not less than three years (including the operations of predecessors).
☐	In the case of Eligible Municipal Securities, that they are sufficiently liquid that they can be sold at or near their carrying value within a reasonably short period of time and either (i) are subject to no greater than moderate credit risk, or (ii) if the issuer of the municipal securities, or the entity supplying the revenues or other payments from which the issue is to be paid, has been in continuous operation for less than three years, including the operation of any predecessors, the securities are subject to a minimal or low amount of credit risk.
☑	Percentage of offering purchased by the Fund and other funds advised by the same investment adviser (or its affiliates) or accounts with respect to which the same investment adviser (or its affiliates) has, and has exercised, investment discretion, did not exceed: (a) for Eligible Rule 144A offering, 25% of the total of (1) principal amount of offering of such class sold by underwriters to qualified institution buyers plus (2) principal amount of class in any concurrent public offering; (b) other securities, 25% of principal amount of offering of class.
☑	The Fund did not purchase the securities being offered directly or indirectly from an Affiliated Underwriter, provided that a purchase from a syndicate manager shall not be deemed to be a purchase from an Affiliated Underwriter so long as (a) such Affiliated Underwriter did not benefit directly or indirectly from, the transaction, and, (b) in the case of Eligible Municipal Securities, the purchase was not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.
Check below if written statements of issuer, syndicate manager, or underwriter or seller of securities were relied upon to determine:
☐	The securities were sold in an Eligible Rule 144A Offering;	☐	Compliance with the first condition, above, regarding time and price.
Attach copy of written statement for each box checked. On behalf of the Sub-Adviser, the undersigned hereby certifies that the purchase of securities noted above under “Purchased Security’s Eligibility” complies with the Fund’s Rule 10f-3 Procedures and that all records will be maintained for review and support for such certification. The review for Rule 10f-3 was comprehensive and included a review of the final offering documents for identification of affiliated underwriters.

Rule 10f-3 Report
John Hancock Core Bond Fund
NWMLIC 3.85 09/30/47, 668138AA8

Comparable Securities	0	1	2	3
Trade	102020938
Trade Date	09/21/2017	09/21/2017	09/21/2017	09/21/2017
Cusip	668138AA8	668138AA8	668138AA8	668138AA8
ComparableCusip	668138AA8	15189WAJ9	678858BS9	460146CS0
Description of Security	NWMLIC 3.85 09/30/47	CNP 4.1 09/01/47	OGE 3.85 08/15/47	IP 4.35 08/15/48
Name of Issuer	NORTHWESTERN MUTUAL LIFE	CENTERPOINT ENER	OKLAHOMA G&E CO	INTERNATIONAL PAP
Date of Purchase	09/21/2017	08/21/2017	08/08/2017	07/31/2017
Date of Offering Commenced	09/21/2017	08/21/2017	08/08/2017	07/31/2017
Unit Price	99.787	99.417	99.682	99.898
Current Yield	3.858%	4.124%	3.862%	4.379%
Yield To Maturity	3.862%	4.098%	3.849%	4.287%
Principal Amt of Total Offering	1,200,000,000.00	300,000,000.00	300,000,000.00	1,000,000,000.00
Underwriting Spread	0.800%	0.875%	0.875%	0.875%
Names of Underwriters (prospectus may be attached)	J.P. Morgan, Merrill Lynch, Morgan Stanley, Barclays Capital, Citigroup, Credit Suisse, Goldman Sachs, U.S. Bancorp, Wells Fargo
Name(s) Dealer(s) from whom security was purchased	CHASE SECURITIES
Years of Continuous Operation	3 or more
Amount Purchased	2,215,000.00
% Offering Purchased by Fund	0.185%
% of Offering Purchased by Associated Accounts	2.315%
Sum of % of Offering Purchased	2.50%
% Fund Assets Applied to Purchase	0.123%
Is Sub-Adviser (or affiliate) a Manager or Co-Manager in the Offering	YES
Is the Manager or a Co-Manager in offering an affiliate of the Fund	YES

Rule 10f-3 Report
John Hancock Core Bond Fund
NWMLIC 3.85 09/30/47, 668138AA8

Purchased Security’s Eligibility (as defined in the procedures) (check one):

☐	Registered Public Offering	☐	Eligible Foreign Offering	☑	Eligible Rule 144A Security	☐	Government Security	☐	Eligible Municipal Security
Check if the following conditions have been met (and discuss any exceptions):
☑	The securities were purchased (1) prior to the end of the first day on which any sales were made at a price that did not exceed the price paid by each other purchaser in the offering or any concurrent offering of the securities (excepting, in an Eligible Foreign Offering, rights required by law to be granted to existing security holders) and (2) on or before the fourth day before termination, if a rights offering. Information with regard to comparable securities will be retained for recordkeeping as required to support this condition and provided upon request.
☑	The securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all the securities offered, except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.
☑	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during a comparable period of time.
☑	Except for Eligible Municipal Securities, the issuer of such securities has been in continuous operation for not less than three years (including the operations of predecessors).
☐	In the case of Eligible Municipal Securities, that they are sufficiently liquid that they can be sold at or near their carrying value within a reasonably short period of time and either (i) are subject to no greater than moderate credit risk, or (ii) if the issuer of the municipal securities, or the entity supplying the revenues or other payments from which the issue is to be paid, has been in continuous operation for less than three years, including the operation of any predecessors, the securities are subject to a minimal or low amount of credit risk.
☑	Percentage of offering purchased by the Fund and other funds advised by the same investment adviser (or its affiliates) or accounts with respect to which the same investment adviser (or its affiliates) has, and has exercised, investment discretion, did not exceed: (a) for Eligible Rule 144A offering, 25% of the total of (1) principal amount of offering of such class sold by underwriters to qualified institution buyers plus (2) principal amount of class in any concurrent public offering; (b) other securities, 25% of principal amount of offering of class.
☑	The Fund did not purchase the securities being offered directly or indirectly from an Affiliated Underwriter, provided that a purchase from a syndicate manager shall not be deemed to be a purchase from an Affiliated Underwriter so long as (a) such Affiliated Underwriter did not benefit directly or indirectly from, the transaction, and, (b) in the case of Eligible Municipal Securities, the purchase was not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.
Check below if written statements of issuer, syndicate manager, or underwriter or seller of securities were relied upon to determine:
☐	The securities were sold in an Eligible Rule 144A Offering;	☐	Compliance with the first condition, above, regarding time and price.
Attach copy of written statement for each box checked. On behalf of the Sub-Adviser, the undersigned hereby certifies that the purchase of securities noted above under “Purchased Security’s Eligibility” complies with the Fund’s Rule 10f-3 Procedures and that all records will be maintained for review and support for such certification. The review for Rule 10f-3 was comprehensive and included a review of the final offering documents for identification of affiliated underwriters.

Rule 10f-3 Report
John Hancock Core Bond Fund
HPP 3.95 11/01/27, 44409MAA4

Comparable Securities	0	1	2	3
Trade	102044495
Trade Date	09/25/2017	09/25/2017	09/25/2017	09/25/2017
Cusip	44409MAA4	44409MAA4	44409MAA4	44409MAA4
ComparableCusip	44409MAA4	718172CB3	26441CAX3	902133AU1
Description of Security	HPP 3.95 11/01/27	PM 3 1/8 08/17/27	DUK 3.15 08/15/27	TEL 3 1/8 08/15/27
Name of Issuer	HUDSON PACIFIC PROPERTIE	PHILIP MORRIS INTL I	DUKE ENERGY CORP	TYCO ELECTRONICS
Date of Purchase	09/25/2017	08/14/2017	08/07/2017	07/31/2017
Date of Offering Commenced	09/25/2017	08/14/2017	08/07/2017	07/31/2017
Unit Price	99.815	99.583	99.719	99.199
Current Yield	3.957%	3.138%	3.159%	3.150%
Yield To Maturity	3.972%	3.174%	3.183%	3.142%
Principal Amt of Total Offering	400,000,000.00	500,000,000.00	750,000,000.00	400,000,000.00
Underwriting Spread	0.650%	0.450%	0.650%	0.625%
Names of Underwriters (prospectus may be attached)	Bank of America, Barclays, Goldman Sachs, Morgan Stanley, Wells Fargo, BB&T Capital, Deutsche Bank, Fifth Third, Key Banc, MUFG Securities, Ramirez& Co. Inc, RBC Capital, US Bancorp
Name(s) Dealer(s) from whom security was purchased	BANK OF AMERICA
Years of Continuous Operation	3 or more
Amount Purchased	870,000.00
% Offering Purchased by Fund	0.218%
% of Offering Purchased by Associated Accounts	2.782%
Sum of % of Offering Purchased	3.00%
% Fund Assets Applied to Purchase	0.048%
Is Sub-Adviser (or affiliate) a Manager or Co-Manager in the Offering	YES
Is the Manager or a Co-Manager in offering an affiliate of the Fund	YES

Rule 10f-3 Report
John Hancock Core Bond Fund
HPP 3.95 11/01/27, 44409MAA4

Purchased Security’s Eligibility (as defined in the procedures) (check one):

☑	Registered Public Offering	☐	Eligible Foreign Offering	☐	Eligible Rule 144A Security	☐	Government Security	☐	Eligible Municipal Security
Check if the following conditions have been met (and discuss any exceptions):
☑	The securities were purchased (1) prior to the end of the first day on which any sales were made at a price that did not exceed the price paid by each other purchaser in the offering or any concurrent offering of the securities (excepting, in an Eligible Foreign Offering, rights required by law to be granted to existing security holders) and (2) on or before the fourth day before termination, if a rights offering. Information with regard to comparable securities will be retained for recordkeeping as required to support this condition and provided upon request.
☑	The securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all the securities offered, except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.
☑	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during a comparable period of time.
☑	Except for Eligible Municipal Securities, the issuer of such securities has been in continuous operation for not less than three years (including the operations of predecessors).
☐	In the case of Eligible Municipal Securities, that they are sufficiently liquid that they can be sold at or near their carrying value within a reasonably short period of time and either (i) are subject to no greater than moderate credit risk, or (ii) if the issuer of the municipal securities, or the entity supplying the revenues or other payments from which the issue is to be paid, has been in continuous operation for less than three years, including the operation of any predecessors, the securities are subject to a minimal or low amount of credit risk.
☑	Percentage of offering purchased by the Fund and other funds advised by the same investment adviser (or its affiliates) or accounts with respect to which the same investment adviser (or its affiliates) has, and has exercised, investment discretion, did not exceed: (a) for Eligible Rule 144A offering, 25% of the total of (1) principal amount of offering of such class sold by underwriters to qualified institution buyers plus (2) principal amount of class in any concurrent public offering; (b) other securities, 25% of principal amount of offering of class.
☑	The Fund did not purchase the securities being offered directly or indirectly from an Affiliated Underwriter, provided that a purchase from a syndicate manager shall not be deemed to be a purchase from an Affiliated Underwriter so long as (a) such Affiliated Underwriter did not benefit directly or indirectly from, the transaction, and, (b) in the case of Eligible Municipal Securities, the purchase was not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.
Check below if written statements of issuer, syndicate manager, or underwriter or seller of securities were relied upon to determine:
☐	The securities were sold in an Eligible Rule 144A Offering;	☐	Compliance with the first condition, above, regarding time and price.
Attach copy of written statement for each box checked. On behalf of the Sub-Adviser, the undersigned hereby certifies that the purchase of securities noted above under “Purchased Security’s Eligibility” complies with the Fund’s Rule 10f-3 Procedures and that all records will be maintained for review and support for such certification. The review for Rule 10f-3 was comprehensive and included a review of the final offering documents for identification of affiliated underwriters.

Rule 10f-3 Report
JHF II US High Yield Bond Fund
PLASPK 6 1/4 10/15/25, 727610AN7

Comparable Securities	0	1	2	3
Trade	102149672
Trade Date	10/06/2017	10/06/2017	10/06/2017	10/06/2017
Cusip	727610AN7	727610AN7	727610AN7	727610AN7
ComparableCusip	727610AN7	US001546AV28	US22282EAG70	US03938LAZ76
Description of Security	PLASPK 6 1/4 10/15/25	AKS 6 3/8 10/15/25	CVA 5 7/8 07/01/25	MTNA 6 1/8 06/01/25
Name of Issuer	PLASTIPAK	AK STEEL CORP	COVANTA HOLDING C	ARCELORMITTAL
	HOLDINGS INC
Date of Purchase	10/06/2017	08/02/2017	03/02/2017	05/27/2015
Date of Offering Commenced	10/02/2017	08/02/2017	03/02/2017	05/27/2015
Unit Price	100.000	100.000	100.000	100.000
Current Yield	6.250%	6.375%	5.875%	6.125%
Yield To Maturity	6.250%	6.745%	5.956%	3.728%
Principal Amt of Total Offering	500,000,000.00	280,000,000.00	400,000,000.00	500,000,000.00
Underwriting Spread	1.350%	1.500%	1.500%	0.450%
Names of Underwriters (prospectus may be attached)	JOINT LEADS
Name(s) Dealer(s) from whom security was purchased	CHASE SECURITIES
Years of Continuous Operation	3 or more
Amount Purchased	250,000.00
% Offering Purchased by Fund	0.050%
% of Offering Purchased by Associated Accounts	0.35%
Sum of % of Offering Purchased	0.40%
% Fund Assets Applied to Purchase	0.085%
Is Sub-Adviser (or affiliate) a Manager or Co-Manager in the Offering	YES
Is the Manager or a Co-Manager in offering an affiliate of the Fund	YES

Rule 10f-3 Report
JHF II US High Yield Bond Fund
PLASPK 6 1/4 10/15/25, 727610AN7

Purchased Security’s Eligibility (as defined in the procedures) (check one):

☐	Registered Public Offering	☐	Eligible Foreign Offering	☑	Eligible Rule 144A Security	☐	Government Security	☐	Eligible Municipal Security
Check if the following conditions have been met (and discuss any exceptions):
☑	The securities were purchased (1) prior to the end of the first day on which any sales were made at a price that did not exceed the price paid by each other purchaser in the offering or any concurrent offering of the securities (excepting, in an Eligible Foreign Offering, rights required by law to be granted to existing security holders) and (2) on or before the fourth day before termination, if a rights offering. Information with regard to comparable securities will be retained for recordkeeping as required to support this condition and provided upon request.
☑	The securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all the securities offered, except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.
☑	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during a comparable period of time.
☑	Except for Eligible Municipal Securities, the issuer of such securities has been in continuous operation for not less than three years (including the operations of predecessors).
☐	In the case of Eligible Municipal Securities, that they are sufficiently liquid that they can be sold at or near their carrying value within a reasonably short period of time and either (i) are subject to no greater than moderate credit risk, or (ii) if the issuer of the municipal securities, or the entity supplying the revenues or other payments from which the issue is to be paid, has been in continuous operation for less than three years, including the operation of any predecessors, the securities are subject to a minimal or low amount of credit risk.
☑	Percentage of offering purchased by the Fund and other funds advised by the same investment adviser (or its affiliates) or accounts with respect to which the same investment adviser (or its affiliates) has, and has exercised, investment discretion, did not exceed: (a) for Eligible Rule 144A offering, 25% of the total of (1) principal amount of offering of such class sold by underwriters to qualified institution buyers plus (2) principal amount of class in any concurrent public offering; (b) other securities, 25% of principal amount of offering of class.
☑	The Fund did not purchase the securities being offered directly or indirectly from an Affiliated Underwriter, provided that a purchase from a syndicate manager shall not be deemed to be a purchase from an Affiliated Underwriter so long as (a) such Affiliated Underwriter did not benefit directly or indirectly from, the transaction, and, (b) in the case of Eligible Municipal Securities, the purchase was not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.
Check below if written statements of issuer, syndicate manager, or underwriter or seller of securities were relied upon to determine:
☑	The securities were sold in an Eligible Rule 144A Offering;	☑	Compliance with the first condition, above, regarding time and price.
Attach copy of written statement for each box checked. On behalf of the Sub-Adviser, the undersigned hereby certifies that the purchase of securities noted above under “Purchased Security’s Eligibility” complies with the Fund’s Rule 10f-3 Procedures and that all records will be maintained for review and support for such certification. The review for Rule 10f-3 was comprehensive and included a review of the final offering documents for identification of affiliated underwriters.

Rule 10f-3 Report
JHF II US High Yield Bond Fund
HOLX 4 3/8 10/15/25, 436440AK7

Comparable Securities	0	1	2	3
Trade	102121086
Trade Date	10/04/2017	10/04/2017	10/04/2017	10/04/2017
Cusip	436440AK7	436440AK7	436440AK7	436440AK7
ComparableCusip	436440AK7	02005NBA	00164VAE	15135BAJ
Description of Security	HOLX 4 3/8 10/15/25	ALLY 4 5/8 03/30/25	AMCX 4 3/4 08/01/25	CNC 4 3/4 01/15/25
Name of Issuer	HOLOGIC INC	ALLY FINANCIAL INC	AMC NETWORKS INC	CENTENE CORP
Date of Purchase	10/04/2017	03/25/2015	07/19/2017	10/26/2016
Date of Offering Commenced	10/04/2017	03/25/2015	07/19/2017	10/26/2016
Unit Price	100.000	98.040	100.000	100.000
Current Yield	4.375%	4.717%	4.750%	4.750%
Yield To Maturity	4.375%	3.686%	5.154%	4.461%
Principal Amt of Total Offering	350,000,000.00	500,000,000.00	800,000,000.00	1,200,000,000.00
Underwriting Spread	1.350%	0.950%	1.750%	1.250%
Names of Underwriters (prospectus may be attached)	JOINT LEADS
Name(s) Dealer(s) from whom security was purchased	GOLDMAN, SACHS
Years of Continuous Operation	3 or more
Amount Purchased	50,000.00
% Offering Purchased by Fund	0.014%
% of Offering Purchased by Associated Accounts	0.27%
Sum of % of Offering Purchased	0.29%
% Fund Assets Applied to Purchase	0.017%
Is Sub-Adviser (or affiliate) a Manager or Co-Manager in the Offering	YES
Is the Manager or a Co-Manager in offering an affiliate of the Fund	YES

Rule 10f-3 Report
JHF II US High Yield Bond Fund
HOLX 4 3/8 10/15/25, 436440AK7

Purchased Security’s Eligibility (as defined in the procedures) (check one):

☐	Registered Public Offering	☐	Eligible Foreign Offering	☑	Eligible Rule 144A Security	☐	Government Security	☐	Eligible Municipal Security
Check if the following conditions have been met (and discuss any exceptions):
☑	The securities were purchased (1) prior to the end of the first day on which any sales were made at a price that did not exceed the price paid by each other purchaser in the offering or any concurrent offering of the securities (excepting, in an Eligible Foreign Offering, rights required by law to be granted to existing security holders) and (2) on or before the fourth day before termination, if a rights offering. Information with regard to comparable securities will be retained for recordkeeping as required to support this condition and provided upon request.
☑	The securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all the securities offered, except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.
☑	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during a comparable period of time.
☑	Except for Eligible Municipal Securities, the issuer of such securities has been in continuous operation for not less than three years (including the operations of predecessors).
☐	In the case of Eligible Municipal Securities, that they are sufficiently liquid that they can be sold at or near their carrying value within a reasonably short period of time and either (i) are subject to no greater than moderate credit risk, or (ii) if the issuer of the municipal securities, or the entity supplying the revenues or other payments from which the issue is to be paid, has been in continuous operation for less than three years, including the operation of any predecessors, the securities are subject to a minimal or low amount of credit risk.
☑	Percentage of offering purchased by the Fund and other funds advised by the same investment adviser (or its affiliates) or accounts with respect to which the same investment adviser (or its affiliates) has, and has exercised, investment discretion, did not exceed: (a) for Eligible Rule 144A offering, 25% of the total of (1) principal amount of offering of such class sold by underwriters to qualified institution buyers plus (2) principal amount of class in any concurrent public offering; (b) other securities, 25% of principal amount of offering of class.
☑	The Fund did not purchase the securities being offered directly or indirectly from an Affiliated Underwriter, provided that a purchase from a syndicate manager shall not be deemed to be a purchase from an Affiliated Underwriter so long as (a) such Affiliated Underwriter did not benefit directly or indirectly from, the transaction, and, (b) in the case of Eligible Municipal Securities, the purchase was not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.
Check below if written statements of issuer, syndicate manager, or underwriter or seller of securities were relied upon to determine:
☑	The securities were sold in an Eligible Rule 144A Offering;	☑	Compliance with the first condition, above, regarding time and price.
Attach copy of written statement for each box checked. On behalf of the Sub-Adviser, the undersigned hereby certifies that the purchase of securities noted above under “Purchased Security’s Eligibility” complies with the Fund’s Rule 10f-3 Procedures and that all records will be maintained for review and support for such certification. The review for Rule 10f-3 was comprehensive and included a review of the final offering documents for identification of affiliated underwriters.

Rule 10f-3 Report
JHF II US High Yield Bond Fund
RIG 7 1/2 01/15/26, 893830BF5

Comparable Securities	0	1	2	3
Trade	102119410
Trade Date	10/04/2017	10/04/2017	10/04/2017	10/04/2017
Cusip	893830BF5	893830BF5	893830BF5	893830BF5
ComparableCusip	893830BF5	US228255AH83	US290876AD37	US845467AM16
Description of Security	RIG 7 1/2 01/15/26	CCK 7 3/8 12/15/26	EMACN 6 3/4 06/15/76	SWN 7 1/2 04/01/26
Name of Issuer	TRANSOCEAN INC	CROWN CORK & SEA	EMERA INC	SOUTHWESTERN EN
Date of Purchase	10/04/2017	12/12/1996	06/09/2016	09/11/2017
Date of Offering Commenced	10/04/2017	12/12/1996	06/09/2016	09/11/2017
Unit Price	100.000	98.799	100.000	100.000
Current Yield	7.500%	7.465%	6.750%	7.500%
Yield To Maturity	7.490%	4.614%	5.991%	6.727%
Principal Amt of Total Offering	750,000,000.00	350,000,000.00	1,200,000,000.00	650,000,000.00
Underwriting Spread	0.900%	0.875%	1.250%	1.250%
Names of Underwriters (prospectus may be attached)	BCLY,CITI,WFS
Name(s) Dealer(s) from whom security was purchased	CITIGROUP GL 274
Years of Continuous Operation	3 or more
Amount Purchased	1,575,000.00
% Offering Purchased by Fund	0.210%
% of Offering Purchased by Associated Accounts	0.32%
Sum of % of Offering Purchased	0.53%
% Fund Assets Applied to Purchase	0.538%
Is Sub-Adviser (or affiliate) a Manager or Co-Manager in the Offering	YES
Is the Manager or a Co-Manager in offering an affiliate of the Fund	YES

Rule 10f-3 Report
JHF II US High Yield Bond Fund
RIG 7 1/2 01/15/26, 893830BF5

Purchased Security’s Eligibility (as defined in the procedures) (check one):

☐	Registered Public Offering	☐	Eligible Foreign Offering	☑	Eligible Rule 144A Security	☐	Government Security	☐	Eligible Municipal Security
Check if the following conditions have been met (and discuss any exceptions):
☑	The securities were purchased (1) prior to the end of the first day on which any sales were made at a price that did not exceed the price paid by each other purchaser in the offering or any concurrent offering of the securities (excepting, in an Eligible Foreign Offering, rights required by law to be granted to existing security holders) and (2) on or before the fourth day before termination, if a rights offering. Information with regard to comparable securities will be retained for recordkeeping as required to support this condition and provided upon request.
☑	The securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all the securities offered, except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.
☑	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during a comparable period of time.
☑	Except for Eligible Municipal Securities, the issuer of such securities has been in continuous operation for not less than three years (including the operations of predecessors).
☐	In the case of Eligible Municipal Securities, that they are sufficiently liquid that they can be sold at or near their carrying value within a reasonably short period of time and either (i) are subject to no greater than moderate credit risk, or (ii) if the issuer of the municipal securities, or the entity supplying the revenues or other payments from which the issue is to be paid, has been in continuous operation for less than three years, including the operation of any predecessors, the securities are subject to a minimal or low amount of credit risk.
☑	Percentage of offering purchased by the Fund and other funds advised by the same investment adviser (or its affiliates) or accounts with respect to which the same investment adviser (or its affiliates) has, and has exercised, investment discretion, did not exceed: (a) for Eligible Rule 144A offering, 25% of the total of (1) principal amount of offering of such class sold by underwriters to qualified institution buyers plus (2) principal amount of class in any concurrent public offering; (b) other securities, 25% of principal amount of offering of class.
☑	The Fund did not purchase the securities being offered directly or indirectly from an Affiliated Underwriter, provided that a purchase from a syndicate manager shall not be deemed to be a purchase from an Affiliated Underwriter so long as (a) such Affiliated Underwriter did not benefit directly or indirectly from, the transaction, and, (b) in the case of Eligible Municipal Securities, the purchase was not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.
Check below if written statements of issuer, syndicate manager, or underwriter or seller of securities were relied upon to determine:
☑	The securities were sold in an Eligible Rule 144A Offering;	☑	Compliance with the first condition, above, regarding time and price.
Attach copy of written statement for each box checked. On behalf of the Sub-Adviser, the undersigned hereby certifies that the purchase of securities noted above under “Purchased Security’s Eligibility” complies with the Fund’s Rule 10f-3 Procedures and that all records will be maintained for review and support for such certification. The review for Rule 10f-3 was comprehensive and included a review of the final offering documents for identification of affiliated underwriters.

Rule 10f-3 Report
JHF II US High Yield Bond Fund
BCO 4 5/8 10/15/27, 109696AA2

Comparable Securities	0	1	2	3
Trade	102152930
Trade Date	10/05/2017	10/05/2017	10/05/2017	10/05/2017
Cusip	109696AA2	109696AA2	109696AA2	109696AA2
ComparableCusip	109696AA2	US21871NAA90	US382550BG56	US404119BU21
Description of Security	BCO 4 5/8 10/15/27	CXW 4 3/4 10/15/27	GT 4 7/8 03/15/27	HCA 4 1/2 02/15/27
Name of Issuer	BRINK'S CO/THE	CORECIVIC INC	GOODYEAR TIRE & R	HCA INC
Date of Purchase	10/05/2017	10/11/2017	03/02/2017	08/08/2016
Date of Offering Commenced	10/05/2017	10/11/2017	03/02/2017	08/08/2016
Unit Price	100.000	100.000	100.000	100.000
Current Yield	4.625%	4.750%	4.875%	4.500%
Yield To Maturity	4.625%	4.749%	4.817%	4.466%
Principal Amt of Total Offering	600,000,000.00	250,000,000.00	700,000,000.00	1,200,000,000.00
Underwriting Spread	1.250%	1.000%	1.250%	1.000%
Names of Underwriters (prospectus may be attached)	JOINT LEADS
Name(s) Dealer(s) from whom security was purchased	BANK OF AMERICA
Years of Continuous Operation	3 or more
Amount Purchased	1,675,000.00
% Offering Purchased by Fund	0.279%
% of Offering Purchased by Associated Accounts	0.55%
Sum of % of Offering Purchased	0.83%
% Fund Assets Applied to Purchase	0.573%
Is Sub-Adviser (or affiliate) a Manager or Co-Manager in the Offering	YES
Is the Manager or a Co-Manager in offering an affiliate of the Fund	YES

Rule 10f-3 Report
JHF II US High Yield Bond Fund
BCO 4 5/8 10/15/27, 109696AA2

Purchased Security’s Eligibility (as defined in the procedures) (check one):

☐	Registered Public Offering	☐	Eligible Foreign Offering	☑	Eligible Rule 144A Security	☐	Government Security	☐	Eligible Municipal Security
Check if the following conditions have been met (and discuss any exceptions):
☑	The securities were purchased (1) prior to the end of the first day on which any sales were made at a price that did not exceed the price paid by each other purchaser in the offering or any concurrent offering of the securities (excepting, in an Eligible Foreign Offering, rights required by law to be granted to existing security holders) and (2) on or before the fourth day before termination, if a rights offering. Information with regard to comparable securities will be retained for recordkeeping as required to support this condition and provided upon request.
☑	The securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all the securities offered, except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.
☑	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during a comparable period of time.
☑	Except for Eligible Municipal Securities, the issuer of such securities has been in continuous operation for not less than three years (including the operations of predecessors).
☐	In the case of Eligible Municipal Securities, that they are sufficiently liquid that they can be sold at or near their carrying value within a reasonably short period of time and either (i) are subject to no greater than moderate credit risk, or (ii) if the issuer of the municipal securities, or the entity supplying the revenues or other payments from which the issue is to be paid, has been in continuous operation for less than three years, including the operation of any predecessors, the securities are subject to a minimal or low amount of credit risk.
☑	Percentage of offering purchased by the Fund and other funds advised by the same investment adviser (or its affiliates) or accounts with respect to which the same investment adviser (or its affiliates) has, and has exercised, investment discretion, did not exceed: (a) for Eligible Rule 144A offering, 25% of the total of (1) principal amount of offering of such class sold by underwriters to qualified institution buyers plus (2) principal amount of class in any concurrent public offering; (b) other securities, 25% of principal amount of offering of class.
☑	The Fund did not purchase the securities being offered directly or indirectly from an Affiliated Underwriter, provided that a purchase from a syndicate manager shall not be deemed to be a purchase from an Affiliated Underwriter so long as (a) such Affiliated Underwriter did not benefit directly or indirectly from, the transaction, and, (b) in the case of Eligible Municipal Securities, the purchase was not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.
Check below if written statements of issuer, syndicate manager, or underwriter or seller of securities were relied upon to determine:
☑	The securities were sold in an Eligible Rule 144A Offering;	☑	Compliance with the first condition, above, regarding time and price.
Attach copy of written statement for each box checked. On behalf of the Sub-Adviser, the undersigned hereby certifies that the purchase of securities noted above under “Purchased Security’s Eligibility” complies with the Fund’s Rule 10f-3 Procedures and that all records will be maintained for review and support for such certification. The review for Rule 10f-3 was comprehensive and included a review of the final offering documents for identification of affiliated underwriters.

Rule 10f-3 Report
JHF II US High Yield Bond Fund
PARSLY 5 5/8 10/15/27, 701885AH8

Comparable Securities	0	1	2	3
Trade	102125180
Trade Date	10/05/2017	10/05/2017	10/05/2017	10/05/2017
Cusip	701885AH8	701885AH8	701885AH8	701885AH8
ComparableCusip	701885AH8	US030981AL88	US626738AD06	US67059TAE55
Description of Security	PARSLY 5 5/8 10/15/27	APU 5 3/4 05/20/27	MUSA 5 5/8 05/01/27	NSUS 5 5/8 04/28/27
Name of Issuer	PARSLEY ENERGY	AMERIGAS PART/FIN	MURPHY OIL USA INC	NUSTAR LOGISTICS L
	LLC/FINAN
Date of Purchase	10/05/2017	02/06/2017	04/20/2017	04/20/2017
Date of Offering Commenced	10/05/2017	02/06/2017	04/20/2017	04/20/2017
Unit Price	100.000	100.000	100.000	100.000
Current Yield	5.625%	5.750%	5.625%	5.625%
Yield To Maturity	5.625%	5.692%	4.891%	5.021%
Principal Amt of Total Offering	700,000,000.00	525,000,000.00	300,000,000.00	550,000,000.00
Underwriting Spread	1.350%	1.250%	1.250%	1.000%
Names of Underwriters (prospectus may be attached)	CSUA-sole
Name(s) Dealer(s) from whom security was purchased	CREDIT SUISSE
Years of Continuous Operation	3 or more
Amount Purchased	780,000.00
% Offering Purchased by Fund	0.111%
% of Offering Purchased by Associated Accounts	0.27%
Sum of % of Offering Purchased	0.29%
% Fund Assets Applied to Purchase	0.267%
Is Sub-Adviser (or affiliate) a Manager or Co-Manager in the Offering	YES
Is the Manager or a Co-Manager in offering an affiliate of the Fund	YES

Rule 10f-3 Report
JHF II US High Yield Bond Fund
PARSLY 5 5/8 10/15/27, 701885AH8

Purchased Security’s Eligibility (as defined in the procedures) (check one):

☐	Registered Public Offering	☐	Eligible Foreign Offering	☑	Eligible Rule 144A Security	☐	Government Security	☐	Eligible Municipal Security
Check if the following conditions have been met (and discuss any exceptions):
☑	The securities were purchased (1) prior to the end of the first day on which any sales were made at a price that did not exceed the price paid by each other purchaser in the offering or any concurrent offering of the securities (excepting, in an Eligible Foreign Offering, rights required by law to be granted to existing security holders) and (2) on or before the fourth day before termination, if a rights offering. Information with regard to comparable securities will be retained for recordkeeping as required to support this condition and provided upon request.
☑	The securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all the securities offered, except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.
☑	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during a comparable period of time.
☑	Except for Eligible Municipal Securities, the issuer of such securities has been in continuous operation for not less than three years (including the operations of predecessors).
☐	In the case of Eligible Municipal Securities, that they are sufficiently liquid that they can be sold at or near their carrying value within a reasonably short period of time and either (i) are subject to no greater than moderate credit risk, or (ii) if the issuer of the municipal securities, or the entity supplying the revenues or other payments from which the issue is to be paid, has been in continuous operation for less than three years, including the operation of any predecessors, the securities are subject to a minimal or low amount of credit risk.
☑	Percentage of offering purchased by the Fund and other funds advised by the same investment adviser (or its affiliates) or accounts with respect to which the same investment adviser (or its affiliates) has, and has exercised, investment discretion, did not exceed: (a) for Eligible Rule 144A offering, 25% of the total of (1) principal amount of offering of such class sold by underwriters to qualified institution buyers plus (2) principal amount of class in any concurrent public offering; (b) other securities, 25% of principal amount of offering of class.
☑	The Fund did not purchase the securities being offered directly or indirectly from an Affiliated Underwriter, provided that a purchase from a syndicate manager shall not be deemed to be a purchase from an Affiliated Underwriter so long as (a) such Affiliated Underwriter did not benefit directly or indirectly from, the transaction, and, (b) in the case of Eligible Municipal Securities, the purchase was not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.
Check below if written statements of issuer, syndicate manager, or underwriter or seller of securities were relied upon to determine:
☑	The securities were sold in an Eligible Rule 144A Offering;	☑	Compliance with the first condition, above, regarding time and price.
Attach copy of written statement for each box checked. On behalf of the Sub-Adviser, the undersigned hereby certifies that the purchase of securities noted above under “Purchased Security’s Eligibility” complies with the Fund’s Rule 10f-3 Procedures and that all records will be maintained for review and support for such certification. The review for Rule 10f-3 was comprehensive and included a review of the final offering documents for identification of affiliated underwriters.

Rule 10f-3 Report
JHF II US High Yield Bond Fund
CHTR 5 02/01/28, 1248EPBX0

Comparable Securities	0	1	2	3
Trade	102166864
Trade Date	10/10/2017	10/10/2017	10/10/2017	10/10/2017
Cusip	1248EPBX0	1248EPBX0	1248EPBX0	1248EPBX0
ComparableCusip	1248EPBX0	US911365BG81	US911365BJ21	US55342UAH77
Description of Security	CHTR 5 02/01/28	URI 4 7/8 01/15/28	URI 4 7/8 01/15/28	MPW 5 10/15/27
Name of Issuer	CCO HLDGS LLC/CAP CORP	UNITED RENTALS NO	UNITED RENTALS NO	MPT OPER PARTNER
Date of Purchase	10/10/2017	07/28/2017	09/08/2017	09/07/2017
Date of Offering Commenced	08/03/2017	07/28/2017	09/08/2017	09/07/2017
Unit Price	98.500	100.000	100.250	100.000
Current Yield	5.076%	4.875%	4.863%	5.000%
Yield To Maturity	5.189%	4.875%	4.906%	4.741%
Principal Amt of Total Offering	1,000,000,000.00	925,000,000.00	750,000,000.00	1,400,000,000.00
Underwriting Spread	1.250%	1.250%	1.250%	1.000%
Names of Underwriters (prospectus may be attached)	JOINT LEADS
Name(s) Dealer(s) from whom security was purchased	BANK OF AMERICA
Years of Continuous Operation	3 or more
Amount Purchased	125,000.00
% Offering Purchased by Fund	0.013%
% of Offering Purchased by Associated Accounts	0.09%
Sum of % of Offering Purchased	0.10%
% Fund Assets Applied to Purchase	0.043%
Is Sub-Adviser (or affiliate) a Manager or Co-Manager in the Offering	YES
Is the Manager or a Co-Manager in offering an affiliate of the Fund	YES

Rule 10f-3 Report
JHF II US High Yield Bond Fund
CHTR 5 02/01/28, 1248EPBX0

Purchased Security’s Eligibility (as defined in the procedures) (check one):

☐	Registered Public Offering	☐	Eligible Foreign Offering	☑	Eligible Rule 144A Security	☐	Government Security	☐	Eligible Municipal Security
Check if the following conditions have been met (and discuss any exceptions):
☑	The securities were purchased (1) prior to the end of the first day on which any sales were made at a price that did not exceed the price paid by each other purchaser in the offering or any concurrent offering of the securities (excepting, in an Eligible Foreign Offering, rights required by law to be granted to existing security holders) and (2) on or before the fourth day before termination, if a rights offering. Information with regard to comparable securities will be retained for recordkeeping as required to support this condition and provided upon request.
☑	The securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all the securities offered, except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.
☑	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during a comparable period of time.
☑	Except for Eligible Municipal Securities, the issuer of such securities has been in continuous operation for not less than three years (including the operations of predecessors).
☐	In the case of Eligible Municipal Securities, that they are sufficiently liquid that they can be sold at or near their carrying value within a reasonably short period of time and either (i) are subject to no greater than moderate credit risk, or (ii) if the issuer of the municipal securities, or the entity supplying the revenues or other payments from which the issue is to be paid, has been in continuous operation for less than three years, including the operation of any predecessors, the securities are subject to a minimal or low amount of credit risk.
☑	Percentage of offering purchased by the Fund and other funds advised by the same investment adviser (or its affiliates) or accounts with respect to which the same investment adviser (or its affiliates) has, and has exercised, investment discretion, did not exceed: (a) for Eligible Rule 144A offering, 25% of the total of (1) principal amount of offering of such class sold by underwriters to qualified institution buyers plus (2) principal amount of class in any concurrent public offering; (b) other securities, 25% of principal amount of offering of class.
☑	The Fund did not purchase the securities being offered directly or indirectly from an Affiliated Underwriter, provided that a purchase from a syndicate manager shall not be deemed to be a purchase from an Affiliated Underwriter so long as (a) such Affiliated Underwriter did not benefit directly or indirectly from, the transaction, and, (b) in the case of Eligible Municipal Securities, the purchase was not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.
Check below if written statements of issuer, syndicate manager, or underwriter or seller of securities were relied upon to determine:
☑	The securities were sold in an Eligible Rule 144A Offering;	☑	Compliance with the first condition, above, regarding time and price.
Attach copy of written statement for each box checked. On behalf of the Sub-Adviser, the undersigned hereby certifies that the purchase of securities noted above under “Purchased Security’s Eligibility” complies with the Fund’s Rule 10f-3 Procedures and that all records will be maintained for review and support for such certification. The review for Rule 10f-3 was comprehensive and included a review of the final offering documents for identification of affiliated underwriters.

Rule 10f-3 Report
JHF II US High Yield Bond Fund
CHTR 4 03/01/23, 1248EPBZ5

Comparable Securities	0	1	2	3
Trade	102166841
Trade Date	10/10/2017	10/10/2017	10/10/2017	10/10/2017
Cusip	1248EPBZ5	1248EPBZ5	1248EPBZ5	1248EPBZ5
ComparableCusip	1248EPBZ5	US058498AS54	US23311VAD91	US109641AG55
Description of Security	CHTR 4 03/01/23	BLL 4 11/15/23	DCP 3 7/8 03/15/23	EAT 3 7/8 05/15/23
Name of Issuer	CCO HLDGS LLC/CAP CORP	BALL CORP	DCP MIDSTREAM OPE	BRINKER INTERNATIO
Date of Purchase	10/10/2017	05/09/2013	03/11/2013	05/08/2013
Date of Offering Commenced	10/10/2017	05/09/2013	03/11/2013	05/08/2013
Unit Price	100.000	100.000	98.718	99.901
Current Yield	4.000%	4.000%	3.925%	3.879%
Yield To Maturity	4.001%	3.603%	3.822%	4.142%
Principal Amt of Total Offering	500,000,000.00	1,000,000,000.00	500,000,000.00	300,000,000.00
Underwriting Spread	1.250%	1.375%	0.650%	0.850%
Names of Underwriters (prospectus may be attached)	JOINT LEADS
Name(s) Dealer(s) from whom security was purchased	BANK OF AMERICA
Years of Continuous Operation	3 or more
Amount Purchased	50,000.00
% Offering Purchased by Fund	0.010%
% of Offering Purchased by Associated Accounts	0.09%
Sum of % of Offering Purchased	0.10%
% Fund Assets Applied to Purchase	0.017%
Is Sub-Adviser (or affiliate) a Manager or Co-Manager in the Offering	YES
Is the Manager or a Co-Manager in offering an affiliate of the Fund	YES

Rule 10f-3 Report
JHF II US High Yield Bond Fund
CHTR 4 03/01/23, 1248EPBZ5

Purchased Security’s Eligibility (as defined in the procedures) (check one):

☐	Registered Public Offering	☐	Eligible Foreign Offering	☑	Eligible Rule 144A Security	☐	Government Security	☐	Eligible Municipal Security
Check if the following conditions have been met (and discuss any exceptions):
☑	The securities were purchased (1) prior to the end of the first day on which any sales were made at a price that did not exceed the price paid by each other purchaser in the offering or any concurrent offering of the securities (excepting, in an Eligible Foreign Offering, rights required by law to be granted to existing security holders) and (2) on or before the fourth day before termination, if a rights offering. Information with regard to comparable securities will be retained for recordkeeping as required to support this condition and provided upon request.
☑	The securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all the securities offered, except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.
☑	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during a comparable period of time.
☑	Except for Eligible Municipal Securities, the issuer of such securities has been in continuous operation for not less than three years (including the operations of predecessors).
☐	In the case of Eligible Municipal Securities, that they are sufficiently liquid that they can be sold at or near their carrying value within a reasonably short period of time and either (i) are subject to no greater than moderate credit risk, or (ii) if the issuer of the municipal securities, or the entity supplying the revenues or other payments from which the issue is to be paid, has been in continuous operation for less than three years, including the operation of any predecessors, the securities are subject to a minimal or low amount of credit risk.
☑	Percentage of offering purchased by the Fund and other funds advised by the same investment adviser (or its affiliates) or accounts with respect to which the same investment adviser (or its affiliates) has, and has exercised, investment discretion, did not exceed: (a) for Eligible Rule 144A offering, 25% of the total of (1) principal amount of offering of such class sold by underwriters to qualified institution buyers plus (2) principal amount of class in any concurrent public offering; (b) other securities, 25% of principal amount of offering of class.
☑	The Fund did not purchase the securities being offered directly or indirectly from an Affiliated Underwriter, provided that a purchase from a syndicate manager shall not be deemed to be a purchase from an Affiliated Underwriter so long as (a) such Affiliated Underwriter did not benefit directly or indirectly from, the transaction, and, (b) in the case of Eligible Municipal Securities, the purchase was not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.
Check below if written statements of issuer, syndicate manager, or underwriter or seller of securities were relied upon to determine:
☑	The securities were sold in an Eligible Rule 144A Offering;	☑	Compliance with the first condition, above, regarding time and price.
Attach copy of written statement for each box checked. On behalf of the Sub-Adviser, the undersigned hereby certifies that the purchase of securities noted above under “Purchased Security’s Eligibility” complies with the Fund’s Rule 10f-3 Procedures and that all records will be maintained for review and support for such certification. The review for Rule 10f-3 was comprehensive and included a review of the final offering documents for identification of affiliated underwriters.

Rule 10f-3 Report
JHF II US High Yield Bond Fund
CSTM 5 7/8 02/15/26, 210383AG0

Comparable Securities	0	1	2	3
Trade	102368675
Trade Date	11/02/2017	11/02/2017	11/02/2017	11/02/2017
Cusip	210383AG0	210383AG0	210383AG0	210383AG0
ComparableCusip	210383AG0	US030981AJ33	US29444UAQ94	US404119BS74
Description of Security	CSTM 5 7/8 02/15/26	APU 5 7/8 08/20/26	EQIX 5 7/8 01/15/26	HCA 5 7/8 02/15/26
Name of Issuer	CONSTELLIUM NV	AMERIGAS PART/FIN	EQUINIX INC	HCA INC
Date of Purchase	11/02/2017	06/20/2016	11/19/2015	11/09/2015
Date of Offering Commenced	11/02/2017	06/20/2016	11/19/2015	11/09/2015
Unit Price	100.000	100.000	100.000	100.000
Current Yield	5.875%	5.875%	5.875%	5.875%
Yield To Maturity	5.877%	5.222%	4.634%	4.880%
Principal Amt of Total Offering	500,000,000.00	675,000,000.00	1,100,000,000.00	1,500,000,000.00
Underwriting Spread	1.500%	1.230%	1.250%	1.000%
Names of Underwriters (prospectus may be attached)	CREDIT SUISSE, DEUTSCHE BANK, GOLDMAN SACHS, JPMORGAN, MERRILL LYNCH, WELLS FARGO SECURITIES, BARCLAYS BANK, BNP PARIBAS, CITIGROUP, HSBC
Name(s) Dealer(s) from whom security was purchased	DEUTSCHE BANK SECR
Years of Continuous Operation	3 or more
Amount Purchased	250,000.00
% Offering Purchased by Fund	0.050%
% of Offering Purchased by Associated Accounts	0.05%
Sum of % of Offering Purchased	0.10%
% Fund Assets Applied to Purchase	0.085%
Is Sub-Adviser (or affiliate) a Manager or Co-Manager in the Offering	YES
Is the Manager or a Co-Manager in offering an affiliate of the Fund	YES

Rule 10f-3 Report
JHF II US High Yield Bond Fund
CSTM 5 7/8 02/15/26, 210383AG0

Purchased Security’s Eligibility (as defined in the procedures) (check one):

☐	Registered Public Offering	☐	Eligible Foreign Offering	☑	Eligible Rule 144A Security	☐	Government Security	☐	Eligible Municipal Security
Check if the following conditions have been met (and discuss any exceptions):
☑	The securities were purchased (1) prior to the end of the first day on which any sales were made at a price that did not exceed the price paid by each other purchaser in the offering or any concurrent offering of the securities (excepting, in an Eligible Foreign Offering, rights required by law to be granted to existing security holders) and (2) on or before the fourth day before termination, if a rights offering. Information with regard to comparable securities will be retained for recordkeeping as required to support this condition and provided upon request.
☑	The securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all the securities offered, except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.
☑	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during a comparable period of time.
☑	Except for Eligible Municipal Securities, the issuer of such securities has been in continuous operation for not less than three years (including the operations of predecessors).
☐	In the case of Eligible Municipal Securities, that they are sufficiently liquid that they can be sold at or near their carrying value within a reasonably short period of time and either (i) are subject to no greater than moderate credit risk, or (ii) if the issuer of the municipal securities, or the entity supplying the revenues or other payments from which the issue is to be paid, has been in continuous operation for less than three years, including the operation of any predecessors, the securities are subject to a minimal or low amount of credit risk.
☑	Percentage of offering purchased by the Fund and other funds advised by the same investment adviser (or its affiliates) or accounts with respect to which the same investment adviser (or its affiliates) has, and has exercised, investment discretion, did not exceed: (a) for Eligible Rule 144A offering, 25% of the total of (1) principal amount of offering of such class sold by underwriters to qualified institution buyers plus (2) principal amount of class in any concurrent public offering; (b) other securities, 25% of principal amount of offering of class.
☑	The Fund did not purchase the securities being offered directly or indirectly from an Affiliated Underwriter, provided that a purchase from a syndicate manager shall not be deemed to be a purchase from an Affiliated Underwriter so long as (a) such Affiliated Underwriter did not benefit directly or indirectly from, the transaction, and, (b) in the case of Eligible Municipal Securities, the purchase was not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.
Check below if written statements of issuer, syndicate manager, or underwriter or seller of securities were relied upon to determine:
☑	The securities were sold in an Eligible Rule 144A Offering;	☑	Compliance with the first condition, above, regarding time and price.
Attach copy of written statement for each box checked. On behalf of the Sub-Adviser, the undersigned hereby certifies that the purchase of securities noted above under “Purchased Security’s Eligibility” complies with the Fund’s Rule 10f-3 Procedures and that all records will be maintained for review and support for such certification. The review for Rule 10f-3 was comprehensive and included a review of the final offering documents for identification of affiliated underwriters.

Rule 10f-3 Report
JHF II US High Yield Bond Fund
QEP 5 5/8 03/01/26, 74733VAD2

Comparable Securities	0	1	2	3
Trade	102391577
Trade Date	11/06/2017	11/06/2017	11/06/2017	11/06/2017
Cusip	74733VAD2	74733VAD2	74733VAD2	74733VAD2
ComparableCusip	74733VAD2	US70959WAG87	US745867AW12	US651290AR99
Description of Security	QEP 5 5/8 03/01/26	PAG 5 1/2 05/15/26	PHM 5 1/2 03/01/26	NFX 5 3/8 01/01/26
Name of Issuer	QEP RESOURCES INC	PENSKE AUTOMOTIV	PULTEGROUP INC	NEWFIELD EXPLORAT
Date of Purchase	11/06/2017	05/11/2016	02/25/2016	03/05/2015
Date of Offering Commenced	11/06/2017	05/11/2016	02/25/2016	03/05/2015
Unit Price	100.000	100.000	100.000	100.000
Current Yield	5.625%	5.500%	5.500%	5.375%
Yield To Maturity	5.626%	5.166%	4.220%	4.385%
Principal Amt of Total Offering	500,000,000.00	500,000,000.00	700,000,000.00	700,000,000.00
Underwriting Spread	1.250%	1.125%	0.650%	1.250%
Names of Underwriters (prospectus may be attached)	BMO CAPITAL, CITIGROUP, DEUTSCHE BANK, JPMORGAN, MUFG SECURITIES, US BANCORP, WELLS FARGO SECURITIES, FIFTH THIRD, GOLDMAN SACHS, PNC CAPTIAL, SMBC NIKKO SECURITIES, TD SECURITIES
Name(s) Dealer(s) from whom security was purchased	US BANCORP
Years of Continuous Operation	3 or more
Amount Purchased	650,000.00
% Offering Purchased by Fund	0.130%
% of Offering Purchased by Associated Accounts	0.27%
Sum of % of Offering Purchased	0.40%
% Fund Assets Applied to Purchase	0.221%
Is Sub-Adviser (or affiliate) a Manager or Co-Manager in the Offering	YES
Is the Manager or a Co-Manager in offering an affiliate of the Fund	YES

Rule 10f-3 Report
JHF II US High Yield Bond Fund
QEP 5 5/8 03/01/26, 74733VAD2

Purchased Security’s Eligibility (as defined in the procedures) (check one):

☑	Registered Public Offering	☐	Eligible Foreign Offering	☐	Eligible Rule 144A Security	☐	Government Security	☐	Eligible Municipal Security
Check if the following conditions have been met (and discuss any exceptions):
☑	The securities were purchased (1) prior to the end of the first day on which any sales were made at a price that did not exceed the price paid by each other purchaser in the offering or any concurrent offering of the securities (excepting, in an Eligible Foreign Offering, rights required by law to be granted to existing security holders) and (2) on or before the fourth day before termination, if a rights offering. Information with regard to comparable securities will be retained for recordkeeping as required to support this condition and provided upon request.
☑	The securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all the securities offered, except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.
☑	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during a comparable period of time.
☑	Except for Eligible Municipal Securities, the issuer of such securities has been in continuous operation for not less than three years (including the operations of predecessors).
☐	In the case of Eligible Municipal Securities, that they are sufficiently liquid that they can be sold at or near their carrying value within a reasonably short period of time and either (i) are subject to no greater than moderate credit risk, or (ii) if the issuer of the municipal securities, or the entity supplying the revenues or other payments from which the issue is to be paid, has been in continuous operation for less than three years, including the operation of any predecessors, the securities are subject to a minimal or low amount of credit risk.
☑	Percentage of offering purchased by the Fund and other funds advised by the same investment adviser (or its affiliates) or accounts with respect to which the same investment adviser (or its affiliates) has, and has exercised, investment discretion, did not exceed: (a) for Eligible Rule 144A offering, 25% of the total of (1) principal amount of offering of such class sold by underwriters to qualified institution buyers plus (2) principal amount of class in any concurrent public offering; (b) other securities, 25% of principal amount of offering of class.
☑	The Fund did not purchase the securities being offered directly or indirectly from an Affiliated Underwriter, provided that a purchase from a syndicate manager shall not be deemed to be a purchase from an Affiliated Underwriter so long as (a) such Affiliated Underwriter did not benefit directly or indirectly from, the transaction, and, (b) in the case of Eligible Municipal Securities, the purchase was not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.
Check below if written statements of issuer, syndicate manager, or underwriter or seller of securities were relied upon to determine:
☐	The securities were sold in an Eligible Rule 144A Offering;	☐	Compliance with the first condition, above, regarding time and price.
Attach copy of written statement for each box checked. On behalf of the Sub-Adviser, the undersigned hereby certifies that the purchase of securities noted above under “Purchased Security’s Eligibility” complies with the Fund’s Rule 10f-3 Procedures and that all records will be maintained for review and support for such certification. The review for Rule 10f-3 was comprehensive and included a review of the final offering documents for identification of affiliated underwriters.

Rule 10f-3 Report
JHF II US High Yield Bond Fund
TFX 4 5/8 11/15/27, 879369AF3

Comparable Securities	0	1	2	3
Trade	102506573
Trade Date	11/16/2017	11/16/2017	11/16/2017	11/16/2017
Cusip	879369AF3	879369AF3	879369AF3	879369AF3
ComparableCusip	879369AF3	US21871NAA90	US404119BU21	US654902AE56
Description of Security	TFX 4 5/8 11/15/27	CXW 4 3/4 10/15/27	HCA 4 1/2 02/15/27	NOKIA 4 3/8 06/12/27
Name of Issuer	TELEFLEX INC	CORECIVIC INC	HCA INC	NOKIA OYJ
Date of Purchase	11/16/2017	10/11/2017	08/08/2016	06/05/2017
Date of Offering Commenced	11/16/2017	10/11/2017	08/08/2016	06/05/2017
Unit Price	100.000	100.000	100.000	99.591
Current Yield	4.625%	4.750%	4.500%	4.393%
Yield To Maturity	4.625%	4.810%	4.267%	4.409%
Principal Amt of Total Offering	500,000,000.00	250,000,000.00	1,200,000,000.00	500,000,000.00
Underwriting Spread	1.260%	1.000%	1.000%	0.500%
Names of Underwriters (prospectus may be attached)	JPMORGAN, MERRILL LYNCH, PNC CAPITAL, CITIZENS CAPITAL, DNB NOR MARKETS, HSBC, MUFG SECURITIES, SMBC NIKKO, WELLS FARGO, CAPITAL ONE, CITIGROUP, FIFTH THIRD, GUGGENHEIM, US BANCORP
Name(s) Dealer(s) from whom security was purchased	CHASE SECURITIES
Years of Continuous Operation	3 or more
Amount Purchased	960,000.00
% Offering Purchased by Fund	0.192%
% of Offering Purchased by Associated Accounts	0.41%
Sum of % of Offering Purchased	0.60%
% Fund Assets Applied to Purchase	0.326%
Is Sub-Adviser (or affiliate) a Manager or Co-Manager in the Offering	YES
Is the Manager or a Co-Manager in offering an affiliate of the Fund	YES

Rule 10f-3 Report
JJHF II US High Yield Bond Fund
TFX 4 5/8 11/15/27, 879369AF3

Purchased Security’s Eligibility (as defined in the procedures) (check one):

☑	Registered Public Offering	☐	Eligible Foreign Offering	☐	Eligible Rule 144A Security	☐	Government Security	☐	Eligible Municipal Security
Check if the following conditions have been met (and discuss any exceptions):
☑	The securities were purchased (1) prior to the end of the first day on which any sales were made at a price that did not exceed the price paid by each other purchaser in the offering or any concurrent offering of the securities (excepting, in an Eligible Foreign Offering, rights required by law to be granted to existing security holders) and (2) on or before the fourth day before termination, if a rights offering. Information with regard to comparable securities will be retained for recordkeeping as required to support this condition and provided upon request.
☑	The securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all the securities offered, except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.
☑	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during a comparable period of time.
☑	Except for Eligible Municipal Securities, the issuer of such securities has been in continuous operation for not less than three years (including the operations of predecessors).
☐	In the case of Eligible Municipal Securities, that they are sufficiently liquid that they can be sold at or near their carrying value within a reasonably short period of time and either (i) are subject to no greater than moderate credit risk, or (ii) if the issuer of the municipal securities, or the entity supplying the revenues or other payments from which the issue is to be paid, has been in continuous operation for less than three years, including the operation of any predecessors, the securities are subject to a minimal or low amount of credit risk.
☑	Percentage of offering purchased by the Fund and other funds advised by the same investment adviser (or its affiliates) or accounts with respect to which the same investment adviser (or its affiliates) has, and has exercised, investment discretion, did not exceed: (a) for Eligible Rule 144A offering, 25% of the total of (1) principal amount of offering of such class sold by underwriters to qualified institution buyers plus (2) principal amount of class in any concurrent public offering; (b) other securities, 25% of principal amount of offering of class.
☑	The Fund did not purchase the securities being offered directly or indirectly from an Affiliated Underwriter, provided that a purchase from a syndicate manager shall not be deemed to be a purchase from an Affiliated Underwriter so long as (a) such Affiliated Underwriter did not benefit directly or indirectly from, the transaction, and, (b) in the case of Eligible Municipal Securities, the purchase was not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.
Check below if written statements of issuer, syndicate manager, or underwriter or seller of securities were relied upon to determine:
☐	The securities were sold in an Eligible Rule 144A Offering;	☐	Compliance with the first condition, above, regarding time and price.
Attach copy of written statement for each box checked. On behalf of the Sub-Adviser, the undersigned hereby certifies that the purchase of securities noted above under “Purchased Security’s Eligibility” complies with the Fund’s Rule 10f-3 Procedures and that all records will be maintained for review and support for such certification. The review for Rule 10f-3 was comprehensive and included a review of the final offering documents for identification of affiliated underwriters.

Rule 10f-3 Report
JHF II US High Yield Bond Fund
ENDENR 5 1/2 01/30/26, 29260FAD2

Comparable Securities	0	1	2	3
Trade	102571445
Trade Date	11/28/2017	11/28/2017	11/28/2017	11/28/2017
Cusip	29260FAD2	29260FAD2	29260FAD2	29260FAD2
ComparableCusip	29260FAD2	US70959WAG87	US745867AW12	US651290AR99
Description of Security	ENDENR 5 1/2 01/30/26	PAG 5 1/2 05/15/26	PHM 5 1/2 03/01/26	NFX 5 3/8 01/01/26
Name of Issuer	ENDEAVOR ENERGY RESOURCE	PENSKE AUTOMOTIV	PULTEGROUP INC	NEWFIELD EXPLORAT
Date of Purchase	11/28/2017	05/11/2016	02/25/2016	03/05/2015
Date of Offering Commenced	11/28/2017	05/11/2016	02/25/2016	03/05/2015
Unit Price	100.000	100.000	100.000	100.000
Current Yield	5.500%	5.500%	5.500%	5.375%
Yield To Maturity	5.497%	5.166%	4.220%	4.385%
Principal Amt of Total Offering	500,000,000.00	500,000,000.00	700,000,000.00	700,000,000.00
Underwriting Spread	1.350%	1.125%	0.650%	1.250%
Names of Underwriters (prospectus may be attached)	BMO CAPITAL, CITIGROUP, CREDIT SUISSE, GOLDMAN SACHS, MERRILL LYNCH, PNC CAPITAL, WELLS FARGO SECURITIES, BB&T CAPITAL MARKETS, CIBC WORLD MARKETS, CREDIT AGRICOLE, REGIONS SECURITIES, SCOTIA CAPITAL
Name(s) Dealer(s) from whom security was purchased	GOLDMAN, SACHS
Years of Continuous Operation	3 or more
Amount Purchased	755,000.00
% Offering Purchased by Fund	0.151%
% of Offering Purchased by Associated Accounts	0.25%
Sum of % of Offering Purchased	0.40%
% Fund Assets Applied to Purchase	0.256%
Is Sub-Adviser (or affiliate) a Manager or Co-Manager in the Offering	YES
Is the Manager or a Co-Manager in offering an affiliate of the Fund	YES

Rule 10f-3 Report
JHF II US High Yield Bond Fund
ENDENR 5 1/2 01/30/26, 29260FAD2

Purchased Security’s Eligibility (as defined in the procedures) (check one):

☐	Registered Public Offering	☐	Eligible Foreign Offering	☑	Eligible Rule 144A Security	☐	Government Security	☐	Eligible Municipal Security
Check if the following conditions have been met (and discuss any exceptions):
☑	The securities were purchased (1) prior to the end of the first day on which any sales were made at a price that did not exceed the price paid by each other purchaser in the offering or any concurrent offering of the securities (excepting, in an Eligible Foreign Offering, rights required by law to be granted to existing security holders) and (2) on or before the fourth day before termination, if a rights offering. Information with regard to comparable securities will be retained for recordkeeping as required to support this condition and provided upon request.
☑	The securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all the securities offered, except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.
☑	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during a comparable period of time.
☑	Except for Eligible Municipal Securities, the issuer of such securities has been in continuous operation for not less than three years (including the operations of predecessors).
☐	In the case of Eligible Municipal Securities, that they are sufficiently liquid that they can be sold at or near their carrying value within a reasonably short period of time and either (i) are subject to no greater than moderate credit risk, or (ii) if the issuer of the municipal securities, or the entity supplying the revenues or other payments from which the issue is to be paid, has been in continuous operation for less than three years, including the operation of any predecessors, the securities are subject to a minimal or low amount of credit risk.
☑	Percentage of offering purchased by the Fund and other funds advised by the same investment adviser (or its affiliates) or accounts with respect to which the same investment adviser (or its affiliates) has, and has exercised, investment discretion, did not exceed: (a) for Eligible Rule 144A offering, 25% of the total of (1) principal amount of offering of such class sold by underwriters to qualified institution buyers plus (2) principal amount of class in any concurrent public offering; (b) other securities, 25% of principal amount of offering of class.
☑	The Fund did not purchase the securities being offered directly or indirectly from an Affiliated Underwriter, provided that a purchase from a syndicate manager shall not be deemed to be a purchase from an Affiliated Underwriter so long as (a) such Affiliated Underwriter did not benefit directly or indirectly from, the transaction, and, (b) in the case of Eligible Municipal Securities, the purchase was not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.
Check below if written statements of issuer, syndicate manager, or underwriter or seller of securities were relied upon to determine:
☑	The securities were sold in an Eligible Rule 144A Offering;	☑	Compliance with the first condition, above, regarding time and price.
Attach copy of written statement for each box checked. On behalf of the Sub-Adviser, the undersigned hereby certifies that the purchase of securities noted above under “Purchased Security’s Eligibility” complies with the Fund’s Rule 10f-3 Procedures and that all records will be maintained for review and support for such certification. The review for Rule 10f-3 was comprehensive and included a review of the final offering documents for identification of affiliated underwriters.

Rule 10f-3 Report
JHF II US High Yield Bond Fund
ENDENR 5 3/4 01/30/28, 29260FAE0

Comparable Securities	0	1	2	3
Trade	102571472
Trade Date	11/28/2017	11/28/2017	11/28/2017	11/28/2017
Cusip	29260FAE0	29260FAE0	29260FAE0	29260FAE0
ComparableCusip	29260FAE0	US00130HBY09	US022249AU09	US680665AJ53
Description of Security	ENDENR 5 3/4 01/30/28	AES 5 1/8 09/01/27	ARNC 6 3/4 01/15/28	OLN 5 1/8 09/15/27
Name of Issuer	ENDEAVOR ENERGY RESOURCE	AES CORP/VA	ARCONIC INC	OLIN CORP
Date of Purchase	11/28/2017	08/14/2017	01/22/1998	03/06/2017
Date of Offering Commenced	11/28/2017	08/14/2017	01/22/1998	03/06/2017
Unit Price	100.000	100.000	99.329	100.000
Current Yield	5.750%	5.125%	6.796%	5.125%
Yield To Maturity	5.748%	4.624%	4.363%	4.398%
Principal Amt of Total Offering	500,000,000.00	500,000,000.00	300,000,000.00	500,000,000.00
Underwriting Spread	1.350%	1.000%	0.875%	1.250%
Names of Underwriters (prospectus may be attached)	BMO CAPITAL, CITIGROUP, CREDIT SUISSE, GOLDMAN SACHS, MERRILL LYNCH, MUFG SECURITIES, PNC CAPITAL, WELLS FARGO SECURITIES, BB&T CAPITAL MARKETS, CIBC WORLD MARKETS, CREDIT AGRICOLE, REGIONS SECURITIES, SCOTIA CAPITAL
Name(s) Dealer(s) from whom security was purchased	GOLDMAN, SACHS
Years of Continuous Operation	3 or more
Amount Purchased	375,000.00
% Offering Purchased by Fund	0.075%
% of Offering Purchased by Associated Accounts	0.13%
Sum of % of Offering Purchased	0.20%
% Fund Assets Applied to Purchase	0.127%
Is Sub-Adviser (or affiliate) a Manager or Co-Manager in the Offering	YES
Is the Manager or a Co-Manager in offering an affiliate of the Fund	YES

Rule 10f-3 Report
JHF II US High Yield Bond Fund
ENDENR 5 3/4 01/30/28, 29260FAE0

Purchased Security’s Eligibility (as defined in the procedures) (check one):

☐	Registered Public Offering	☐	Eligible Foreign Offering	☑	Eligible Rule 144A Security	☐	Government Security	☐	Eligible Municipal Security
Check if the following conditions have been met (and discuss any exceptions):
☑	The securities were purchased (1) prior to the end of the first day on which any sales were made at a price that did not exceed the price paid by each other purchaser in the offering or any concurrent offering of the securities (excepting, in an Eligible Foreign Offering, rights required by law to be granted to existing security holders) and (2) on or before the fourth day before termination, if a rights offering. Information with regard to comparable securities will be retained for recordkeeping as required to support this condition and provided upon request.
☑	The securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all the securities offered, except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.
☑	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during a comparable period of time.
☑	Except for Eligible Municipal Securities, the issuer of such securities has been in continuous operation for not less than three years (including the operations of predecessors).
☐	In the case of Eligible Municipal Securities, that they are sufficiently liquid that they can be sold at or near their carrying value within a reasonably short period of time and either (i) are subject to no greater than moderate credit risk, or (ii) if the issuer of the municipal securities, or the entity supplying the revenues or other payments from which the issue is to be paid, has been in continuous operation for less than three years, including the operation of any predecessors, the securities are subject to a minimal or low amount of credit risk.
☑	Percentage of offering purchased by the Fund and other funds advised by the same investment adviser (or its affiliates) or accounts with respect to which the same investment adviser (or its affiliates) has, and has exercised, investment discretion, did not exceed: (a) for Eligible Rule 144A offering, 25% of the total of (1) principal amount of offering of such class sold by underwriters to qualified institution buyers plus (2) principal amount of class in any concurrent public offering; (b) other securities, 25% of principal amount of offering of class.
☑	The Fund did not purchase the securities being offered directly or indirectly from an Affiliated Underwriter, provided that a purchase from a syndicate manager shall not be deemed to be a purchase from an Affiliated Underwriter so long as (a) such Affiliated Underwriter did not benefit directly or indirectly from, the transaction, and, (b) in the case of Eligible Municipal Securities, the purchase was not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.
Check below if written statements of issuer, syndicate manager, or underwriter or seller of securities were relied upon to determine:
☑	The securities were sold in an Eligible Rule 144A Offering;	☑	Compliance with the first condition, above, regarding time and price.
Attach copy of written statement for each box checked. On behalf of the Sub-Adviser, the undersigned hereby certifies that the purchase of securities noted above under “Purchased Security’s Eligibility” complies with the Fund’s Rule 10f-3 Procedures and that all records will be maintained for review and support for such certification. The review for Rule 10f-3 was comprehensive and included a review of the final offering documents for identification of affiliated underwriters.

Rule 10f-3 Report
JHF II US High Yield Bond Fund
INFO 4 03/01/26, 44962LAC1

Comparable Securities	0	1	2	3
Trade	102571501
Trade Date	11/28/2017	11/28/2017	11/28/2017	11/28/2017
Cusip	44962LAC1	44962LAC1	44962LAC1	44962LAC1
ComparableCusip	44962LAC1	US904311AA54	US552953CD18	US879369AE63
Description of Security	INFO 4 03/01/26	UA 3 1/4 06/15/26	MGM 4 5/8 09/01/26	TFX 4 7/8 06/01/26
Name of Issuer	IHS MARKIT LTD	UNDER ARMOUR INC	MGM RESORTS INTL	TELEFLEX INC
Date of Purchase	11/28/2017	06/08/2016	08/16/2016	05/11/2016
Date of Offering Commenced	11/28/2017	06/08/2016	08/16/2016	05/11/2016
Unit Price	100.000	99.577	100.000	100.000
Current Yield	4.000%	3.264%	4.625%	4.875%
Yield To Maturity	4.001%	4.961%	4.398%	4.340%
Principal Amt of Total Offering	500,000,000.00	600,000,000.00	500,000,000.00	400,000,000.00
Underwriting Spread	1.500%	0.650%	1.250%	1.250%
Names of Underwriters (prospectus may be attached)	BANK OF AMERICA, HSBC, JPMORGAN, RBC CAPTIAL, WELLS FARGO SECURITIES, BBVA SERCURITIES, NATWEST MARKETS, TD SECURITIES, US BANCORP, BNP PARIBAS, CITIZENS CAPITAL, GOLDMAN SACHS, MORGAN STANLEY, PNC CAPITAL, SMBC NIKKO SECURITIES, SUNTRUST ROBINSON
Name(s) Dealer(s) from whom security was purchased	RBC CAPITAL MKTS
Years of Continuous Operation	3 or more
Amount Purchased	975,000.00
% Offering Purchased by Fund	0.195%
% of Offering Purchased by Associated Accounts	0.31%
Sum of % of Offering Purchased	0.50%
% Fund Assets Applied to Purchase	0.331%
Is Sub-Adviser (or affiliate) a Manager or Co-Manager in the Offering	YES
Is the Manager or a Co-Manager in offering an affiliate of the Fund	YES

Rule 10f-3 Report
JHF II US High Yield Bond Fund
INFO 4 03/01/26, 44962LAC1

Purchased Security’s Eligibility (as defined in the procedures) (check one):

☐	Registered Public Offering	☐	Eligible Foreign Offering	☑	Eligible Rule 144A Security	☐	Government Security	☐	Eligible Municipal Security
Check if the following conditions have been met (and discuss any exceptions):
☑	The securities were purchased (1) prior to the end of the first day on which any sales were made at a price that did not exceed the price paid by each other purchaser in the offering or any concurrent offering of the securities (excepting, in an Eligible Foreign Offering, rights required by law to be granted to existing security holders) and (2) on or before the fourth day before termination, if a rights offering. Information with regard to comparable securities will be retained for recordkeeping as required to support this condition and provided upon request.
☑	The securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all the securities offered, except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.
☑	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during a comparable period of time.
☑	Except for Eligible Municipal Securities, the issuer of such securities has been in continuous operation for not less than three years (including the operations of predecessors).
☐	In the case of Eligible Municipal Securities, that they are sufficiently liquid that they can be sold at or near their carrying value within a reasonably short period of time and either (i) are subject to no greater than moderate credit risk, or (ii) if the issuer of the municipal securities, or the entity supplying the revenues or other payments from which the issue is to be paid, has been in continuous operation for less than three years, including the operation of any predecessors, the securities are subject to a minimal or low amount of credit risk.
☑	Percentage of offering purchased by the Fund and other funds advised by the same investment adviser (or its affiliates) or accounts with respect to which the same investment adviser (or its affiliates) has, and has exercised, investment discretion, did not exceed: (a) for Eligible Rule 144A offering, 25% of the total of (1) principal amount of offering of such class sold by underwriters to qualified institution buyers plus (2) principal amount of class in any concurrent public offering; (b) other securities, 25% of principal amount of offering of class.
☑	The Fund did not purchase the securities being offered directly or indirectly from an Affiliated Underwriter, provided that a purchase from a syndicate manager shall not be deemed to be a purchase from an Affiliated Underwriter so long as (a) such Affiliated Underwriter did not benefit directly or indirectly from, the transaction, and, (b) in the case of Eligible Municipal Securities, the purchase was not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.
Check below if written statements of issuer, syndicate manager, or underwriter or seller of securities were relied upon to determine:
☑	The securities were sold in an Eligible Rule 144A Offering;	☑	Compliance with the first condition, above, regarding time and price.
Attach copy of written statement for each box checked. On behalf of the Sub-Adviser, the undersigned hereby certifies that the purchase of securities noted above under “Purchased Security’s Eligibility” complies with the Fund’s Rule 10f-3 Procedures and that all records will be maintained for review and support for such certification. The review for Rule 10f-3 was comprehensive and included a review of the final offering documents for identification of affiliated underwriters.

Rule 10f-3 Report
JHF II US High Yield Bond Fund
JHXAU 5 01/15/28, 47032FAB5

Comparable Securities	0	1	2	3
Trade	102598306
Trade Date	11/29/2017	11/29/2017	11/29/2017	11/29/2017
Cusip	47032FAB5	47032FAB5	47032FAB5	47032FAB5
ComparableCusip	47032FAB5	US911365BG81	US55342UAH77	US680665AJ53
Description of Security	JHXAU 5 01/15/28	URI 4 7/8 01/15/28	MPW 5 10/15/27	OLN 5 1/8 09/15/27
Name of Issuer	JAMES HARDIE INTL FIN	UNITED RENTALS NO	MPT OPER PARTNER	OLIN CORP
Date of Purchase	11/29/2017	07/28/2017	09/07/2017	03/06/2017
Date of Offering Commenced	11/29/2017	07/28/2017	09/07/2017	03/06/2017
Unit Price	100.000	100.000	100.000	100.000
Current Yield	5.000%	4.875%	5.000%	5.125%
Yield To Maturity	4.999%	4.717%	4.616%	4.398%
Principal Amt of Total Offering	400,000,000.00	925,000,000.00	1,400,000,000.00	500,000,000.00
Underwriting Spread	1.350%	1.250%	1.000%	1.250%
Names of Underwriters (prospectus may be attached)	COMMONWEALTH BANK OF AUSTRALIA, HSBC SECURITIES, MERRILL LYNCH, US BANCORP, WELLS FARGO SECURITIES
Name(s) Dealer(s) from whom security was purchased	BANK OF AMERICA
Years of Continuous Operation	3 or more
Amount Purchased	680,000.00
% Offering Purchased by Fund	0.170%
% of Offering Purchased by Associated Accounts	0.33%
Sum of % of Offering Purchased	0.50%
% Fund Assets Applied to Purchase	0.231%
Is Sub-Adviser (or affiliate) a Manager or Co-Manager in the Offering	YES
Is the Manager or a Co-Manager in offering an affiliate of the Fund	YES

Rule 10f-3 Report
JHF II US High Yield Bond Fund
JHXAU 5 01/15/28, 47032FAB5

Purchased Security’s Eligibility (as defined in the procedures) (check one):

☐	Registered Public Offering	☐	Eligible Foreign Offering	☑	Eligible Rule 144A Security	☐	Government Security	☐	Eligible Municipal Security
Check if the following conditions have been met (and discuss any exceptions):
☑	The securities were purchased (1) prior to the end of the first day on which any sales were made at a price that did not exceed the price paid by each other purchaser in the offering or any concurrent offering of the securities (excepting, in an Eligible Foreign Offering, rights required by law to be granted to existing security holders) and (2) on or before the fourth day before termination, if a rights offering. Information with regard to comparable securities will be retained for recordkeeping as required to support this condition and provided upon request.
☑	The securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all the securities offered, except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.
☑	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during a comparable period of time.
☑	Except for Eligible Municipal Securities, the issuer of such securities has been in continuous operation for not less than three years (including the operations of predecessors).
☐	In the case of Eligible Municipal Securities, that they are sufficiently liquid that they can be sold at or near their carrying value within a reasonably short period of time and either (i) are subject to no greater than moderate credit risk, or (ii) if the issuer of the municipal securities, or the entity supplying the revenues or other payments from which the issue is to be paid, has been in continuous operation for less than three years, including the operation of any predecessors, the securities are subject to a minimal or low amount of credit risk.
☑	Percentage of offering purchased by the Fund and other funds advised by the same investment adviser (or its affiliates) or accounts with respect to which the same investment adviser (or its affiliates) has, and has exercised, investment discretion, did not exceed: (a) for Eligible Rule 144A offering, 25% of the total of (1) principal amount of offering of such class sold by underwriters to qualified institution buyers plus (2) principal amount of class in any concurrent public offering; (b) other securities, 25% of principal amount of offering of class.
☑	The Fund did not purchase the securities being offered directly or indirectly from an Affiliated Underwriter, provided that a purchase from a syndicate manager shall not be deemed to be a purchase from an Affiliated Underwriter so long as (a) such Affiliated Underwriter did not benefit directly or indirectly from, the transaction, and, (b) in the case of Eligible Municipal Securities, the purchase was not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.
Check below if written statements of issuer, syndicate manager, or underwriter or seller of securities were relied upon to determine:
☑	The securities were sold in an Eligible Rule 144A Offering;	☑	Compliance with the first condition, above, regarding time and price.
Attach copy of written statement for each box checked. On behalf of the Sub-Adviser, the undersigned hereby certifies that the purchase of securities noted above under “Purchased Security’s Eligibility” complies with the Fund’s Rule 10f-3 Procedures and that all records will be maintained for review and support for such certification. The review for Rule 10f-3 was comprehensive and included a review of the final offering documents for identification of affiliated underwriters.

Rule 10f-3 Report
JHF II US High Yield Bond Fund
JHXAU 4 3/4 01/15/25, 47032FAA7

Comparable Securities	0	1	2	3
Trade	102598233
Trade Date	11/29/2017	11/29/2017	11/29/2017	11/29/2017
Cusip	47032FAA7	47032FAA7	47032FAA7	47032FAA7
ComparableCusip	47032FAA7	US00164VAE39	US15135BAJ08	US526057BV57
Description of Security	JHXAU 4 3/4 01/15/25	AMCX 4 3/4 08/01/25	CNC 4 3/4 01/15/25	LEN 4 3/4 05/30/25
Name of Issuer	JAMES HARDIE INTL FIN	AMC NETWORKS INC	CENTENE CORP	LENNAR CORP
Date of Purchase	11/29/2017	07/19/2017	10/26/2016	04/21/2015
Date of Offering Commenced	11/29/2017	07/19/2017	10/26/2016	04/21/2015
Unit Price	100.000	100.000	100.000	100.000
Current Yield	4.750%	4.750%	4.750%	4.750%
Yield To Maturity	4.749%	4.923%	4.505%	4.109%
Principal Amt of Total Offering	400,000,000.00	800,000,000.00	1,200,000,000.00	500,000,000.00
Underwriting Spread	1.250%	1.750%	1.250%	0.650%
Names of Underwriters (prospectus may be attached)	BANK OF AMERICA, COMMONWEALTH BANK OF AUSTRALIA, HSBC, US BANCORP, WELLS FARGO SECURITIES
Name(s) Dealer(s) from whom security was purchased	BANK OF AMERICA
Years of Continuous Operation	3 or more
Amount Purchased	350,000.00
% Offering Purchased by Fund	0.088%
% of Offering Purchased by Associated Accounts	0.16%
Sum of % of Offering Purchased	0.25%
% Fund Assets Applied to Purchase	0.119%
Is Sub-Adviser (or affiliate) a Manager or Co-Manager in the Offering	YES
Is the Manager or a Co-Manager in offering an affiliate of the Fund	YES

Rule 10f-3 Report
JHF II US High Yield Bond Fund
JHXAU 4 3/4 01/15/25, 47032FAA7

Purchased Security’s Eligibility (as defined in the procedures) (check one):

☐	Registered Public Offering	☐	Eligible Foreign Offering	☑	Eligible Rule 144A Security	☐	Government Security	☐	Eligible Municipal Security
Check if the following conditions have been met (and discuss any exceptions):
☑	The securities were purchased (1) prior to the end of the first day on which any sales were made at a price that did not exceed the price paid by each other purchaser in the offering or any concurrent offering of the securities (excepting, in an Eligible Foreign Offering, rights required by law to be granted to existing security holders) and (2) on or before the fourth day before termination, if a rights offering. Information with regard to comparable securities will be retained for recordkeeping as required to support this condition and provided upon request.
☑	The securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all the securities offered, except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.
☑	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during a comparable period of time.
☑	Except for Eligible Municipal Securities, the issuer of such securities has been in continuous operation for not less than three years (including the operations of predecessors).
☐	In the case of Eligible Municipal Securities, that they are sufficiently liquid that they can be sold at or near their carrying value within a reasonably short period of time and either (i) are subject to no greater than moderate credit risk, or (ii) if the issuer of the municipal securities, or the entity supplying the revenues or other payments from which the issue is to be paid, has been in continuous operation for less than three years, including the operation of any predecessors, the securities are subject to a minimal or low amount of credit risk.
☑	Percentage of offering purchased by the Fund and other funds advised by the same investment adviser (or its affiliates) or accounts with respect to which the same investment adviser (or its affiliates) has, and has exercised, investment discretion, did not exceed: (a) for Eligible Rule 144A offering, 25% of the total of (1) principal amount of offering of such class sold by underwriters to qualified institution buyers plus (2) principal amount of class in any concurrent public offering; (b) other securities, 25% of principal amount of offering of class.
☑	The Fund did not purchase the securities being offered directly or indirectly from an Affiliated Underwriter, provided that a purchase from a syndicate manager shall not be deemed to be a purchase from an Affiliated Underwriter so long as (a) such Affiliated Underwriter did not benefit directly or indirectly from, the transaction, and, (b) in the case of Eligible Municipal Securities, the purchase was not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.
Check below if written statements of issuer, syndicate manager, or underwriter or seller of securities were relied upon to determine:
☑	The securities were sold in an Eligible Rule 144A Offering;	☑	Compliance with the first condition, above, regarding time and price.
Attach copy of written statement for each box checked. On behalf of the Sub-Adviser, the undersigned hereby certifies that the purchase of securities noted above under “Purchased Security’s Eligibility” complies with the Fund’s Rule 10f-3 Procedures and that all records will be maintained for review and support for such certification. The review for Rule 10f-3 was comprehensive and included a review of the final offering documents for identification of affiliated underwriters.

Rule 10f-3 Report
JHF II US High Yield Bond Fund
CLR 4 3/8 01/15/28, 212015AR2

Comparable Securities	0	1	2	3
Trade	102620249
Trade Date	12/04/2017	12/04/2017	12/04/2017	12/04/2017
Cusip	212015AR2	212015AR2	212015AR2	212015AR2
ComparableCusip	212015AR2	US21871NAA90	US879369AF39	US911365BG81
Description of Security	CLR 4 3/8 01/15/28	CXW 4 3/4 10/15/27	TFX 4 5/8 11/15/27	URI 4 7/8 01/15/28
Name of Issuer	CONTINENTAL RESOURCES	CORECIVIC INC	TELEFLEX INC	UNITED RENTALS NO
Date of Purchase	12/04/2017	10/11/2017	11/16/2017	07/28/2017
Date of Offering Commenced	12/04/2017	10/11/2017	11/16/2017	07/28/2017
Unit Price	100.000	100.000	100.000	100.000
Current Yield	4.375%	4.750%	4.625%	4.875%
Yield To Maturity	4.374%	4.781%	4.467%	4.800%
Principal Amt of Total Offering	1,000,000,000.00	250,000,000.00	500,000,000.00	925,000,000.00
Underwriting Spread	1.250%	1.000%	1.260%	1.250%
Names of Underwriters (prospectus may be attached)	BofA Merrill Lynch, Citigroup, JP Morgan, Mizuho Securities, MUFG Securities, Wells Fargo Securities, BB&T Capital, BBVA, DNB Markets, ING, TD Securities, US Bancorp
Name(s) Dealer(s) from whom security was purchased	BANK OF AMERICA
Years of Continuous Operation	3 or more
Amount Purchased	175,000.00
% Offering Purchased by Fund	0.018%
% of Offering Purchased by Associated Accounts	.182%
Sum of % of Offering Purchased	.20%
% Fund Assets Applied to Purchase	0.060%
Is Sub-Adviser (or affiliate) a Manager or Co-Manager in the Offering	YES
Is the Manager or a Co-Manager in offering an affiliate of the Fund	YES

Rule 10f-3 Report
JHF II US High Yield Bond Fund
CLR 4 3/8 01/15/28, 212015AR2

Purchased Security’s Eligibility (as defined in the procedures) (check one):

☐	Registered Public Offering	☐	Eligible Foreign Offering	☑	Eligible Rule 144A Security	☐	Government Security	☐	Eligible Municipal Security
Check if the following conditions have been met (and discuss any exceptions):
☑	The securities were purchased (1) prior to the end of the first day on which any sales were made at a price that did not exceed the price paid by each other purchaser in the offering or any concurrent offering of the securities (excepting, in an Eligible Foreign Offering, rights required by law to be granted to existing security holders) and (2) on or before the fourth day before termination, if a rights offering. Information with regard to comparable securities will be retained for recordkeeping as required to support this condition and provided upon request.
☑	The securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all the securities offered, except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.
☑	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during a comparable period of time.
☑	Except for Eligible Municipal Securities, the issuer of such securities has been in continuous operation for not less than three years (including the operations of predecessors).
☐	In the case of Eligible Municipal Securities, that they are sufficiently liquid that they can be sold at or near their carrying value within a reasonably short period of time and either (i) are subject to no greater than moderate credit risk, or (ii) if the issuer of the municipal securities, or the entity supplying the revenues or other payments from which the issue is to be paid, has been in continuous operation for less than three years, including the operation of any predecessors, the securities are subject to a minimal or low amount of credit risk.
☑	Percentage of offering purchased by the Fund and other funds advised by the same investment adviser (or its affiliates) or accounts with respect to which the same investment adviser (or its affiliates) has, and has exercised, investment discretion, did not exceed: (a) for Eligible Rule 144A offering, 25% of the total of (1) principal amount of offering of such class sold by underwriters to qualified institution buyers plus (2) principal amount of class in any concurrent public offering; (b) other securities, 25% of principal amount of offering of class.
☑	The Fund did not purchase the securities being offered directly or indirectly from an Affiliated Underwriter, provided that a purchase from a syndicate manager shall not be deemed to be a purchase from an Affiliated Underwriter so long as (a) such Affiliated Underwriter did not benefit directly or indirectly from, the transaction, and, (b) in the case of Eligible Municipal Securities, the purchase was not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.
Check below if written statements of issuer, syndicate manager, or underwriter or seller of securities were relied upon to determine:
☑	The securities were sold in an Eligible Rule 144A Offering;	☑	Compliance with the first condition, above, regarding time and price.
Attach copy of written statement for each box checked. On behalf of the Sub-Adviser, the undersigned hereby certifies that the purchase of securities noted above under “Purchased Security’s Eligibility” complies with the Fund’s Rule 10f-3 Procedures and that all records will be maintained for review and support for such certification. The review for Rule 10f-3 was comprehensive and included a review of the final offering documents for identification of affiliated underwriters.

Rule 10f-3 Report
JHF II US High Yield Bond Fund
GEL 6 1/4 05/15/26, 37185LAK8

Comparable Securities	0	1	2	3
Trade	102620737
Trade Date	12/04/2017	12/04/2017	12/04/2017	12/04/2017
Cusip	37185LAK8	37185LAK8	37185LAK8	37185LAK8
ComparableCusip	37185LAK8	US00130HBX26	US290876AD37	US36162JAB26
Description of Security	GEL 6 1/4 05/15/26	AES 6 05/15/26	EMACN 6 3/4 06/15/76	GEO 6 04/15/26
Name of Issuer	GENESIS ENERGY LP/FIN	AES CORP/VA	EMERA INC	GEO GROUP INC/THE
Date of Purchase	12/04/2017	05/11/2016	06/09/2016	04/11/2016
Date of Offering Commenced	12/04/2017	05/11/2016	06/09/2016	04/11/2016
Unit Price	100.000	100.000	100.000	100.000
Current Yield	6.250%	6.000%	6.750%	6.000%
Yield To Maturity	6.251%	4.979%	6.165%	5.543%
Principal Amt of Total Offering	450,000,000.00	500,000,000.00	1,200,000,000.00	350,000,000.00
Underwriting Spread	1.500%	1.000%	1.250%	1.500%
Names of Underwriters (prospectus may be attached)	ABN Amro, BofA Merrill
Lynch, BMO Capital,
Capital One Securities,
Citigroup, Deutsche
Bank, DNB Markets,
RBC, Scotia Capital,
SMBC Nikko Securities,
Wells Fargo Securities,
BBVA, Fifth Thrid
Securities, Regions
	Securities
Name(s) Dealer(s) from whom security was purchased	CITIGROUP GL 274
Years of Continuous Operation	3 or more
Amount Purchased	675,000.00
% Offering Purchased by Fund	0.150%
% of Offering Purchased by Associated Accounts	.96%
Sum of % of Offering Purchased	1.11%
% Fund Assets Applied to Purchase	0.230%
Is Sub-Adviser (or affiliate) a Manager or Co-Manager in the Offering	YES
Is the Manager or a Co-Manager in offering an affiliate of the Fund	YES

Rule 10f-3 Report
JHF II US High Yield Bond Fund
GEL 6 1/4 05/15/26, 37185LAK8

Purchased Security’s Eligibility (as defined in the procedures) (check one):

☑	Registered Public Offering	☐	Eligible Foreign Offering	☐	Eligible Rule 144A Security	☐	Government Security	☐	Eligible Municipal Security
Check if the following conditions have been met (and discuss any exceptions):
☑	The securities were purchased (1) prior to the end of the first day on which any sales were made at a price that did not exceed the price paid by each other purchaser in the offering or any concurrent offering of the securities (excepting, in an Eligible Foreign Offering, rights required by law to be granted to existing security holders) and (2) on or before the fourth day before termination, if a rights offering. Information with regard to comparable securities will be retained for recordkeeping as required to support this condition and provided upon request.
☑	The securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all the securities offered, except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.
☑	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during a comparable period of time.
☑	Except for Eligible Municipal Securities, the issuer of such securities has been in continuous operation for not less than three years (including the operations of predecessors).
☐	In the case of Eligible Municipal Securities, that they are sufficiently liquid that they can be sold at or near their carrying value within a reasonably short period of time and either (i) are subject to no greater than moderate credit risk, or (ii) if the issuer of the municipal securities, or the entity supplying the revenues or other payments from which the issue is to be paid, has been in continuous operation for less than three years, including the operation of any predecessors, the securities are subject to a minimal or low amount of credit risk.
☑	Percentage of offering purchased by the Fund and other funds advised by the same investment adviser (or its affiliates) or accounts with respect to which the same investment adviser (or its affiliates) has, and has exercised, investment discretion, did not exceed: (a) for Eligible Rule 144A offering, 25% of the total of (1) principal amount of offering of such class sold by underwriters to qualified institution buyers plus (2) principal amount of class in any concurrent public offering; (b) other securities, 25% of principal amount of offering of class.
☑	The Fund did not purchase the securities being offered directly or indirectly from an Affiliated Underwriter, provided that a purchase from a syndicate manager shall not be deemed to be a purchase from an Affiliated Underwriter so long as (a) such Affiliated Underwriter did not benefit directly or indirectly from, the transaction, and, (b) in the case of Eligible Municipal Securities, the purchase was not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.
Check below if written statements of issuer, syndicate manager, or underwriter or seller of securities were relied upon to determine:
☐	The securities were sold in an Eligible Rule 144A Offering;	☐	Compliance with the first condition, above, regarding time and price.
Attach copy of written statement for each box checked. On behalf of the Sub-Adviser, the undersigned hereby certifies that the purchase of securities noted above under “Purchased Security’s Eligibility” complies with the Fund’s Rule 10f-3 Procedures and that all records will be maintained for review and support for such certification. The review for Rule 10f-3 was comprehensive and included a review of the final offering documents for identification of affiliated underwriters.

Rule 10f-3 Report
JHF II US High Yield Bond Fund
OI 4 03/15/23, 67777LAC7

Comparable Securities	0	1	2	3
Trade	102638103
Trade Date	12/05/2017	12/05/2017	12/05/2017	12/05/2017
Cusip	67777LAC7	67777LAC7	67777LAC7	67777LAC7
ComparableCusip	67777LAC7	US058498AS54	US23311VAD91	US109641AG55
Description of Security	OI 4 03/15/23	BLL 4 11/15/23	DCP 3 7/8 03/15/23	EAT 3 7/8 05/15/23
Name of Issuer	OI EUROPEAN GROUP BV	BALL CORP	DCP MIDSTREAM OPE	BRINKER INTERNATIO
Date of Purchase	12/05/2017	05/09/2013	03/11/2013	05/08/2013
Date of Offering Commenced	12/05/2017	05/09/2013	03/11/2013	05/08/2013
Unit Price	100.000	100.000	98.718	99.901
Current Yield	4.000%	4.000%	3.925%	3.879%
Yield To Maturity	3.997%	3.662%	4.281%	4.220%
Principal Amt of Total Offering	310,000,000.00	1,000,000,000.00	500,000,000.00	300,000,000.00
Underwriting Spread	1.250%	1.375%	0.650%	0.850%
Names of Underwriters (prospectus may be attached)	BNP Paribas, Credit Agricole, Goldman Sachs, JP Morgan, Merrill Lynch, Scotia Capital, Wells Fargo Securities, Rabo Securities, TD Securities, Westpac Banking
Name(s) Dealer(s) from whom security was purchased	GOLDMAN, SACHS
Years of Continuous Operation	3 or more
Amount Purchased	350,000.00
% Offering Purchased by Fund	0.113%
% of Offering Purchased by Associated Accounts	.857%
Sum of % of Offering Purchased	.97%
% Fund Assets Applied to Purchase	0.119%
Is Sub-Adviser (or affiliate) a Manager or Co-Manager in the Offering	YES
Is the Manager or a Co-Manager in offering an affiliate of the Fund	YES

Rule 10f-3 Report
JHF II US High Yield Bond Fund
OI 4 03/15/23, 67777LAC7

Purchased Security’s Eligibility (as defined in the procedures) (check one):

☐	Registered Public Offering	☐	Eligible Foreign Offering	☑	Eligible Rule 144A Security	☐	Government Security	☐	Eligible Municipal Security
Check if the following conditions have been met (and discuss any exceptions):
☑	The securities were purchased (1) prior to the end of the first day on which any sales were made at a price that did not exceed the price paid by each other purchaser in the offering or any concurrent offering of the securities (excepting, in an Eligible Foreign Offering, rights required by law to be granted to existing security holders) and (2) on or before the fourth day before termination, if a rights offering. Information with regard to comparable securities will be retained for recordkeeping as required to support this condition and provided upon request.
☑	The securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all the securities offered, except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.
☑	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during a comparable period of time.
☑	Except for Eligible Municipal Securities, the issuer of such securities has been in continuous operation for not less than three years (including the operations of predecessors).
☐	In the case of Eligible Municipal Securities, that they are sufficiently liquid that they can be sold at or near their carrying value within a reasonably short period of time and either (i) are subject to no greater than moderate credit risk, or (ii) if the issuer of the municipal securities, or the entity supplying the revenues or other payments from which the issue is to be paid, has been in continuous operation for less than three years, including the operation of any predecessors, the securities are subject to a minimal or low amount of credit risk.
☑	Percentage of offering purchased by the Fund and other funds advised by the same investment adviser (or its affiliates) or accounts with respect to which the same investment adviser (or its affiliates) has, and has exercised, investment discretion, did not exceed: (a) for Eligible Rule 144A offering, 25% of the total of (1) principal amount of offering of such class sold by underwriters to qualified institution buyers plus (2) principal amount of class in any concurrent public offering; (b) other securities, 25% of principal amount of offering of class.
☑	The Fund did not purchase the securities being offered directly or indirectly from an Affiliated Underwriter, provided that a purchase from a syndicate manager shall not be deemed to be a purchase from an Affiliated Underwriter so long as (a) such Affiliated Underwriter did not benefit directly or indirectly from, the transaction, and, (b) in the case of Eligible Municipal Securities, the purchase was not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.
Check below if written statements of issuer, syndicate manager, or underwriter or seller of securities were relied upon to determine:
☑	The securities were sold in an Eligible Rule 144A Offering;	☑	Compliance with the first condition, above, regarding time and price.
Attach copy of written statement for each box checked. On behalf of the Sub-Adviser, the undersigned hereby certifies that the purchase of securities noted above under “Purchased Security’s Eligibility” complies with the Fund’s Rule 10f-3 Procedures and that all records will be maintained for review and support for such certification. The review for Rule 10f-3 was comprehensive and included a review of the final offering documents for identification of affiliated underwriters.

Rule 10f-3 Report
JHF II US High Yield Bond Fund
SCI 4 5/8 12/15/27, 817565CD4

Comparable Securities	0	1	2	3
Trade	102635380
Trade Date	12/05/2017	12/05/2017	12/05/2017	12/05/2017
Cusip	817565CD4	817565CD4	817565CD4	817565CD4
ComparableCusip	817565CD4	US21871NAA90	US404119BU21	US879369AF39
Description of Security	SCI 4 5/8 12/15/27	CXW 4 3/4 10/15/27	HCA 4 1/2 02/15/27	TFX 4 5/8 11/15/27
Name of Issuer	SERVICE CORP INTL	CORECIVIC INC	HCA INC	TELEFLEX INC
Date of Purchase	12/05/2017	10/11/2017	08/08/2016	11/16/2017
Date of Offering Commenced	12/05/2017	10/11/2017	08/08/2016	11/16/2017
Unit Price	100.000	100.000	100.000	100.000
Current Yield	4.625%	4.750%	4.500%	4.625%
Yield To Maturity	4.625%	4.781%	4.316%	4.494%
Principal Amt of Total Offering	550,000,000.00	250,000,000.00	1,200,000,000.00	500,000,000.00
Underwriting Spread	1.500%	1.000%	1.000%	1.260%
Names of Underwriters (prospectus may be attached)	JP Morgan, Merrill Lynch, SunTrust, Wells Fargo Securities, BBVA, Scotia Capital, Fifth Third Securities, MUFG Securities, PNC Capital, Regions Securities, US Bancorp
Name(s) Dealer(s) from whom security was purchased	CHASE SECURITIES
Years of Continuous Operation	3 or more
Amount Purchased	425,000.00
% Offering Purchased by Fund	0.077%
% of Offering Purchased by Associated Accounts	.833%
Sum of % of Offering Purchased	.91%
% Fund Assets Applied to Purchase	0.145%
Is Sub-Adviser (or affiliate) a Manager or Co-Manager in the Offering	YES
Is the Manager or a Co-Manager in offering an affiliate of the Fund	YES

Rule 10f-3 Report
JHF II US High Yield Bond Fund
SCI 4 5/8 12/15/27, 817565CD4

Purchased Security’s Eligibility (as defined in the procedures) (check one):

☑	Registered Public Offering	☐	Eligible Foreign Offering	☐	Eligible Rule 144A Security	☐	Government Security	☐	Eligible Municipal Security
Check if the following conditions have been met (and discuss any exceptions):
☑	The securities were purchased (1) prior to the end of the first day on which any sales were made at a price that did not exceed the price paid by each other purchaser in the offering or any concurrent offering of the securities (excepting, in an Eligible Foreign Offering, rights required by law to be granted to existing security holders) and (2) on or before the fourth day before termination, if a rights offering. Information with regard to comparable securities will be retained for recordkeeping as required to support this condition and provided upon request.
☑	The securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all the securities offered, except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.
☑	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during a comparable period of time.
☑	Except for Eligible Municipal Securities, the issuer of such securities has been in continuous operation for not less than three years (including the operations of predecessors).
☐	In the case of Eligible Municipal Securities, that they are sufficiently liquid that they can be sold at or near their carrying value within a reasonably short period of time and either (i) are subject to no greater than moderate credit risk, or (ii) if the issuer of the municipal securities, or the entity supplying the revenues or other payments from which the issue is to be paid, has been in continuous operation for less than three years, including the operation of any predecessors, the securities are subject to a minimal or low amount of credit risk.
☑	Percentage of offering purchased by the Fund and other funds advised by the same investment adviser (or its affiliates) or accounts with respect to which the same investment adviser (or its affiliates) has, and has exercised, investment discretion, did not exceed: (a) for Eligible Rule 144A offering, 25% of the total of (1) principal amount of offering of such class sold by underwriters to qualified institution buyers plus (2) principal amount of class in any concurrent public offering; (b) other securities, 25% of principal amount of offering of class.
☑	The Fund did not purchase the securities being offered directly or indirectly from an Affiliated Underwriter, provided that a purchase from a syndicate manager shall not be deemed to be a purchase from an Affiliated Underwriter so long as (a) such Affiliated Underwriter did not benefit directly or indirectly from, the transaction, and, (b) in the case of Eligible Municipal Securities, the purchase was not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.
Check below if written statements of issuer, syndicate manager, or underwriter or seller of securities were relied upon to determine:
☐	The securities were sold in an Eligible Rule 144A Offering;	☐	Compliance with the first condition, above, regarding time and price.
Attach copy of written statement for each box checked. On behalf of the Sub-Adviser, the undersigned hereby certifies that the purchase of securities noted above under “Purchased Security’s Eligibility” complies with the Fund’s Rule 10f-3 Procedures and that all records will be maintained for review and support for such certification. The review for Rule 10f-3 was comprehensive and included a review of the final offering documents for identification of affiliated underwriters.

Rule 10f-3 Report
JHF II US High Yield Bond Fund
CENT 5 1/8 02/01/28, 153527AM8

Comparable Securities	0	1	2	3
Trade	102673363
Trade Date	12/07/2017	12/07/2017	12/07/2017	12/07/2017
Cusip	153527AM8	153527AM8	153527AM8	153527AM8
ComparableCusip	153527AM8	US00130HBY09	US680665AJ53	US911365BG81
Description of Security	CENT 5 1/8 02/01/28	AES 5 1/8 09/01/27	OLN 5 1/8 09/15/27	URI 4 7/8 01/15/28
Name of Issuer	CENTRAL GARDEN & PET CO	AES CORP/VA	OLIN CORP	UNITED RENTALS NO
Date of Purchase	12/07/2017	08/14/2017	03/06/2017	07/28/2017
Date of Offering Commenced	12/07/2017	08/14/2017	03/06/2017	07/28/2017
Unit Price	100.000	100.000	100.000	100.000
Current Yield	5.125%	5.125%	5.125%	4.875%
Yield To Maturity	5.124%	4.576%	4.387%	4.764%
Principal Amt of Total Offering	300,000,000.00	500,000,000.00	500,000,000.00	925,000,000.00
Underwriting Spread	1.125%	1.000%	1.250%	1.250%
Names of Underwriters (prospectus may be attached)	BMO, Merrill Lynch, SunTrust, Credit Suisse, Wells Fargo Securities
Name(s) Dealer(s) from whom security was purchased	BANK OF AMERICA
Years of Continuous Operation	3 or more
Amount Purchased	150,000.00
% Offering Purchased by Fund	0.050%
% of Offering Purchased by Associated Accounts	.28%
Sum of % of Offering Purchased	.33%
% Fund Assets Applied to Purchase	0.051%
Is Sub-Adviser (or affiliate) a Manager or Co-Manager in the Offering	YES
Is the Manager or a Co-Manager in offering an affiliate of the Fund	YES

Rule 10f-3 Report
JHF II US High Yield Bond Fund
CENT 5 1/8 02/01/28, 153527AM8

Purchased Security’s Eligibility (as defined in the procedures) (check one):

☑	Registered Public Offering	☐	Eligible Foreign Offering	☐	Eligible Rule 144A Security	☐	Government Security	☐	Eligible Municipal Security
Check if the following conditions have been met (and discuss any exceptions):
☑	The securities were purchased (1) prior to the end of the first day on which any sales were made at a price that did not exceed the price paid by each other purchaser in the offering or any concurrent offering of the securities (excepting, in an Eligible Foreign Offering, rights required by law to be granted to existing security holders) and (2) on or before the fourth day before termination, if a rights offering. Information with regard to comparable securities will be retained for recordkeeping as required to support this condition and provided upon request.
☑	The securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all the securities offered, except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.
☑	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during a comparable period of time.
☑	Except for Eligible Municipal Securities, the issuer of such securities has been in continuous operation for not less than three years (including the operations of predecessors).
☐	In the case of Eligible Municipal Securities, that they are sufficiently liquid that they can be sold at or near their carrying value within a reasonably short period of time and either (i) are subject to no greater than moderate credit risk, or (ii) if the issuer of the municipal securities, or the entity supplying the revenues or other payments from which the issue is to be paid, has been in continuous operation for less than three years, including the operation of any predecessors, the securities are subject to a minimal or low amount of credit risk.
☑	Percentage of offering purchased by the Fund and other funds advised by the same investment adviser (or its affiliates) or accounts with respect to which the same investment adviser (or its affiliates) has, and has exercised, investment discretion, did not exceed: (a) for Eligible Rule 144A offering, 25% of the total of (1) principal amount of offering of such class sold by underwriters to qualified institution buyers plus (2) principal amount of class in any concurrent public offering; (b) other securities, 25% of principal amount of offering of class.
☑	The Fund did not purchase the securities being offered directly or indirectly from an Affiliated Underwriter, provided that a purchase from a syndicate manager shall not be deemed to be a purchase from an Affiliated Underwriter so long as (a) such Affiliated Underwriter did not benefit directly or indirectly from, the transaction, and, (b) in the case of Eligible Municipal Securities, the purchase was not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.
Check below if written statements of issuer, syndicate manager, or underwriter or seller of securities were relied upon to determine:
☐	The securities were sold in an Eligible Rule 144A Offering;	☐	Compliance with the first condition, above, regarding time and price.
Attach copy of written statement for each box checked. On behalf of the Sub-Adviser, the undersigned hereby certifies that the purchase of securities noted above under “Purchased Security’s Eligibility” complies with the Fund’s Rule 10f-3 Procedures and that all records will be maintained for review and support for such certification. The review for Rule 10f-3 was comprehensive and included a review of the final offering documents for identification of affiliated underwriters.

Rule 10f-3 Report
JHF II US High Yield Bond Fund
JELWEN 4 5/8 12/15/25, 475795AC4

Comparable Securities	0	1	2	3
Trade	102677078
Trade Date	12/07/2017	12/07/2017	12/07/2017	12/07/2017
Cusip	475795AC4	475795AC4	475795AC4	475795AC4
ComparableCusip	475795AC4	US02005NBA72	US251525AP63	US911365BH64
Description of Security	JELWEN 4 5/8 12/15/25	ALLY 4 5/8 03/30/25	DB 4 1/2 04/01/25	URI 4 5/8 10/15/25
Name of Issuer	JELD-WEN INC	ALLY FINANCIAL INC	DEUTSCHE BANK AG	UNITED RENTALS NO
Date of Purchase	12/07/2017	03/25/2015	03/27/2015	09/08/2017
Date of Offering Commenced	12/07/2017	03/25/2015	03/27/2015	09/08/2017
Unit Price	100.000	98.040	99.610	100.000
Current Yield	4.625%	4.717%	4.518%	4.625%
Yield To Maturity	4.625%	3.719%	4.270%	4.457%
Principal Amt of Total Offering	400,000,000.00	500,000,000.00	1,500,000,000.00	750,000,000.00
Underwriting Spread	1.350%	0.950%	0.450%	1.250%
Names of Underwriters (prospectus may be attached)	Barclays Capital, JP Morgan, Merrill Lynch, Wells Fargo Securities, SunTrust
Name(s) Dealer(s) from whom security was purchased	BANK OF AMERICA
Years of Continuous Operation	3 or more
Amount Purchased	225,000.00
% Offering Purchased by Fund	0.056%
% of Offering Purchased by Associated Accounts	.074%
Sum of % of Offering Purchased	.13%
% Fund Assets Applied to Purchase	0.077%
Is Sub-Adviser (or affiliate) a Manager or Co-Manager in the Offering	YES
Is the Manager or a Co-Manager in offering an affiliate of the Fund	YES

Rule 10f-3 Report
JHF II US High Yield Bond Fund
JELWEN 4 5/8 12/15/25, 475795AC4

Purchased Security’s Eligibility (as defined in the procedures) (check one):

☐	Registered Public Offering	☐	Eligible Foreign Offering	☑	Eligible Rule 144A Security	☐	Government Security	☐	Eligible Municipal Security
Check if the following conditions have been met (and discuss any exceptions):
☑	The securities were purchased (1) prior to the end of the first day on which any sales were made at a price that did not exceed the price paid by each other purchaser in the offering or any concurrent offering of the securities (excepting, in an Eligible Foreign Offering, rights required by law to be granted to existing security holders) and (2) on or before the fourth day before termination, if a rights offering. Information with regard to comparable securities will be retained for recordkeeping as required to support this condition and provided upon request.
☑	The securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all the securities offered, except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.
☑	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during a comparable period of time.
☑	Except for Eligible Municipal Securities, the issuer of such securities has been in continuous operation for not less than three years (including the operations of predecessors).
☐	In the case of Eligible Municipal Securities, that they are sufficiently liquid that they can be sold at or near their carrying value within a reasonably short period of time and either (i) are subject to no greater than moderate credit risk, or (ii) if the issuer of the municipal securities, or the entity supplying the revenues or other payments from which the issue is to be paid, has been in continuous operation for less than three years, including the operation of any predecessors, the securities are subject to a minimal or low amount of credit risk.
☑	Percentage of offering purchased by the Fund and other funds advised by the same investment adviser (or its affiliates) or accounts with respect to which the same investment adviser (or its affiliates) has, and has exercised, investment discretion, did not exceed: (a) for Eligible Rule 144A offering, 25% of the total of (1) principal amount of offering of such class sold by underwriters to qualified institution buyers plus (2) principal amount of class in any concurrent public offering; (b) other securities, 25% of principal amount of offering of class.
☑	The Fund did not purchase the securities being offered directly or indirectly from an Affiliated Underwriter, provided that a purchase from a syndicate manager shall not be deemed to be a purchase from an Affiliated Underwriter so long as (a) such Affiliated Underwriter did not benefit directly or indirectly from, the transaction, and, (b) in the case of Eligible Municipal Securities, the purchase was not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.
Check below if written statements of issuer, syndicate manager, or underwriter or seller of securities were relied upon to determine:
☑	The securities were sold in an Eligible Rule 144A Offering;	☑	Compliance with the first condition, above, regarding time and price.
Attach copy of written statement for each box checked. On behalf of the Sub-Adviser, the undersigned hereby certifies that the purchase of securities noted above under “Purchased Security’s Eligibility” complies with the Fund’s Rule 10f-3 Procedures and that all records will be maintained for review and support for such certification. The review for Rule 10f-3 was comprehensive and included a review of the final offering documents for identification of affiliated underwriters.

Rule 10f-3 Report
JHF II US High Yield Bond Fund
JELWEN 4 7/8 12/15/27, 475795AD2

Comparable Securities	0	1	2	3
Trade	102677057
Trade Date	12/07/2017	12/07/2017	12/07/2017	12/07/2017
Cusip	475795AD2	475795AD2	475795AD2	475795AD2
ComparableCusip	475795AD2	US21871NAA90	US382550BG56	US88947EAS90
Description of Security	JELWEN 4 7/8 12/15/27	CXW 4 3/4 10/15/27	GT 4 7/8 03/15/27	TOL 4 7/8 03/15/27
Name of Issuer	JELD-WEN INC	CORECIVIC INC	GOODYEAR TIRE & R	TOLL BROS FINANCE
Date of Purchase	12/07/2017	10/11/2017	03/02/2017	03/07/2017
Date of Offering Commenced	12/04/2017	10/11/2017	03/02/2017	03/07/2017
Unit Price	100.000	100.000	100.000	100.000
Current Yield	4.875%	4.750%	4.875%	4.875%
Yield To Maturity	4.875%	4.781%	4.560%	4.400%
Principal Amt of Total Offering	400,000,000.00	250,000,000.00	700,000,000.00	450,000,000.00
Underwriting Spread	1.350%	1.000%	1.250%	0.650%
Names of Underwriters (prospectus may be attached)	BofA Merrill Lynch, Barclays Capital, JP Morgan, Wells Fargo Securities, SunTrust
Name(s) Dealer(s) from whom security was purchased	BANK OF AMERICA
Years of Continuous Operation	3 or more
Amount Purchased	250,000.00
% Offering Purchased by Fund	0.063%
% of Offering Purchased by Associated Accounts	.067%
Sum of % of Offering Purchased	.13%
% Fund Assets Applied to Purchase	0.085%
Is Sub-Adviser (or affiliate) a Manager or Co-Manager in the Offering	YES
Is the Manager or a Co-Manager in offering an affiliate of the Fund	YES

Rule 10f-3 Report
JHF II US High Yield Bond Fund
JELWEN 4 7/8 12/15/27, 475795AD2

Purchased Security’s Eligibility (as defined in the procedures) (check one):

☐	Registered Public Offering	☐	Eligible Foreign Offering	☑	Eligible Rule 144A Security	☐	Government Security	☐	Eligible Municipal Security
Check if the following conditions have been met (and discuss any exceptions):
☑	The securities were purchased (1) prior to the end of the first day on which any sales were made at a price that did not exceed the price paid by each other purchaser in the offering or any concurrent offering of the securities (excepting, in an Eligible Foreign Offering, rights required by law to be granted to existing security holders) and (2) on or before the fourth day before termination, if a rights offering. Information with regard to comparable securities will be retained for recordkeeping as required to support this condition and provided upon request.
☑	The securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all the securities offered, except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.
☑	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during a comparable period of time.
☑	Except for Eligible Municipal Securities, the issuer of such securities has been in continuous operation for not less than three years (including the operations of predecessors).
☐	In the case of Eligible Municipal Securities, that they are sufficiently liquid that they can be sold at or near their carrying value within a reasonably short period of time and either (i) are subject to no greater than moderate credit risk, or (ii) if the issuer of the municipal securities, or the entity supplying the revenues or other payments from which the issue is to be paid, has been in continuous operation for less than three years, including the operation of any predecessors, the securities are subject to a minimal or low amount of credit risk.
☑	Percentage of offering purchased by the Fund and other funds advised by the same investment adviser (or its affiliates) or accounts with respect to which the same investment adviser (or its affiliates) has, and has exercised, investment discretion, did not exceed: (a) for Eligible Rule 144A offering, 25% of the total of (1) principal amount of offering of such class sold by underwriters to qualified institution buyers plus (2) principal amount of class in any concurrent public offering; (b) other securities, 25% of principal amount of offering of class.
☑	The Fund did not purchase the securities being offered directly or indirectly from an Affiliated Underwriter, provided that a purchase from a syndicate manager shall not be deemed to be a purchase from an Affiliated Underwriter so long as (a) such Affiliated Underwriter did not benefit directly or indirectly from, the transaction, and, (b) in the case of Eligible Municipal Securities, the purchase was not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.
Check below if written statements of issuer, syndicate manager, or underwriter or seller of securities were relied upon to determine:
☑	The securities were sold in an Eligible Rule 144A Offering;	☑	Compliance with the first condition, above, regarding time and price.
Attach copy of written statement for each box checked. On behalf of the Sub-Adviser, the undersigned hereby certifies that the purchase of securities noted above under “Purchased Security’s Eligibility” complies with the Fund’s Rule 10f-3 Procedures and that all records will be maintained for review and support for such certification. The review for Rule 10f-3 was comprehensive and included a review of the final offering documents for identification of affiliated underwriters.

Rule 10f-3 Report
JHF II US High Yield Bond Fund
ITRI 5 01/15/26, 465740AA6

Comparable Securities	0	1	2	3
Trade	102680349
Trade Date	12/08/2017	12/08/2017	12/08/2017	12/08/2017
Cusip	465740AA6	465740AA6	465740AA6	465740AA6
ComparableCusip	465740AA6	US382550BF73	US880349AR61	US879369AE63
Description of Security	ITRI 5 01/15/26	GT 5 05/31/26	TEN 5 07/15/26	TFX 4 7/8 06/01/26
Name of Issuer	ITRON INC	GOODYEAR TIRE & R	TENNECO INC	TELEFLEX INC
Date of Purchase	12/08/2017	05/10/2016	06/06/2016	05/11/2016
Date of Offering Commenced	12/08/2017	05/10/2016	06/06/2016	05/11/2016
Unit Price	100.000	100.000	100.000	100.000
Current Yield	5.000%	5.000%	5.000%	4.875%
Yield To Maturity	4.999%	4.481%	4.608%	4.375%
Principal Amt of Total Offering	300,000,000.00	900,000,000.00	500,000,000.00	400,000,000.00
Underwriting Spread	2.000%	1.250%	1.500%	1.250%
Names of Underwriters (prospectus may be attached)	JP Morgan, Wells Fargo Securities, BNP, ING, US Bancorp
Name(s) Dealer(s) from whom security was purchased	US BANCORP
Years of Continuous Operation	3 or more
Amount Purchased	225,000.00
% Offering Purchased by Fund	0.075%
% of Offering Purchased by Associated Accounts	.095%
Sum of % of Offering Purchased	.17%
% Fund Assets Applied to Purchase	0.077%
Is Sub-Adviser (or affiliate) a Manager or Co-Manager in the Offering	YES
Is the Manager or a Co-Manager in offering an affiliate of the Fund	YES

Rule 10f-3 Report
JJHF II US High Yield Bond Fund
ITRI 5 01/15/26, 465740AA6

Purchased Security’s Eligibility (as defined in the procedures) (check one):

☐	Registered Public Offering	☐	Eligible Foreign Offering	☑	Eligible Rule 144A Security	☐	Government Security	☐	Eligible Municipal Security
Check if the following conditions have been met (and discuss any exceptions):
☑	The securities were purchased (1) prior to the end of the first day on which any sales were made at a price that did not exceed the price paid by each other purchaser in the offering or any concurrent offering of the securities (excepting, in an Eligible Foreign Offering, rights required by law to be granted to existing security holders) and (2) on or before the fourth day before termination, if a rights offering. Information with regard to comparable securities will be retained for recordkeeping as required to support this condition and provided upon request.
☑	The securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all the securities offered, except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.
☑	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during a comparable period of time.
☑	Except for Eligible Municipal Securities, the issuer of such securities has been in continuous operation for not less than three years (including the operations of predecessors).
☐	In the case of Eligible Municipal Securities, that they are sufficiently liquid that they can be sold at or near their carrying value within a reasonably short period of time and either (i) are subject to no greater than moderate credit risk, or (ii) if the issuer of the municipal securities, or the entity supplying the revenues or other payments from which the issue is to be paid, has been in continuous operation for less than three years, including the operation of any predecessors, the securities are subject to a minimal or low amount of credit risk.
☑	Percentage of offering purchased by the Fund and other funds advised by the same investment adviser (or its affiliates) or accounts with respect to which the same investment adviser (or its affiliates) has, and has exercised, investment discretion, did not exceed: (a) for Eligible Rule 144A offering, 25% of the total of (1) principal amount of offering of such class sold by underwriters to qualified institution buyers plus (2) principal amount of class in any concurrent public offering; (b) other securities, 25% of principal amount of offering of class.
☑	The Fund did not purchase the securities being offered directly or indirectly from an Affiliated Underwriter, provided that a purchase from a syndicate manager shall not be deemed to be a purchase from an Affiliated Underwriter so long as (a) such Affiliated Underwriter did not benefit directly or indirectly from, the transaction, and, (b) in the case of Eligible Municipal Securities, the purchase was not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.
Check below if written statements of issuer, syndicate manager, or underwriter or seller of securities were relied upon to determine:
☑	The securities were sold in an Eligible Rule 144A Offering;	☑	Compliance with the first condition, above, regarding time and price.
Attach copy of written statement for each box checked. On behalf of the Sub-Adviser, the undersigned hereby certifies that the purchase of securities noted above under “Purchased Security’s Eligibility” complies with the Fund’s Rule 10f-3 Procedures and that all records will be maintained for review and support for such certification. The review for Rule 10f-3 was comprehensive and included a review of the final offering documents for identification of affiliated underwriters.

Rule 10f-3 Report
JHF II US High Yield Bond Fund
CHDN 4 3/4 01/15/28, 171484AE8

Comparable Securities	0	1	2	3
Trade	102701496
Trade Date	12/12/2017	12/12/2017	12/12/2017	12/12/2017
Cusip	171484AE8	171484AE8	171484AE8	171484AE8
ComparableCusip	171484AE8	US21871NAA90	US879369AF39	US911365BG81
Description of Security	CHDN 4 3/4 01/15/28	CXW 4 3/4 10/15/27	TFX 4 5/8 11/15/27	URI 4 7/8 01/15/28
Name of Issuer	CHURCHILL DOWNS INC	CORECIVIC INC	TELEFLEX INC	UNITED RENTALS NO
Date of Purchase	12/12/2017	10/11/2017	11/16/2017	07/28/2017
Date of Offering Commenced	12/12/2017	10/11/2017	11/16/2017	07/28/2017
Unit Price	100.000	100.000	100.000	100.000
Current Yield	4.750%	4.750%	4.625%	4.875%
Yield To Maturity	4.750%	4.781%	4.419%	4.800%
Principal Amt of Total Offering	500,000,000.00	250,000,000.00	500,000,000.00	925,000,000.00
Underwriting Spread	1.350%	1.000%	1.260%	1.250%
Names of Underwriters (prospectus may be attached)	Fifth Third Securities, JP Morgan, PNC, US Bancorp, Wells Fargo Securities, KeyBanc
Name(s) Dealer(s) from whom security was purchased	CHASE SECURITIES
Years of Continuous Operation	3 or more
Amount Purchased	1,150,000.00
% Offering Purchased by Fund	0.230%
% of Offering Purchased by Associated Accounts	.27%
Sum of % of Offering Purchased	.50%
% Fund Assets Applied to Purchase	0.391%
Is Sub-Adviser (or affiliate) a Manager or Co-Manager in the Offering	YES
Is the Manager or a Co-Manager in offering an affiliate of the Fund	YES

Rule 10f-3 Report
JHF II US High Yield Bond Fund
CHDN 4 3/4 01/15/28, 171484AE8

Purchased Security’s Eligibility (as defined in the procedures) (check one):

☐	Registered Public Offering	☐	Eligible Foreign Offering	☑	Eligible Rule 144A Security	☐	Government Security	☐	Eligible Municipal Security
Check if the following conditions have been met (and discuss any exceptions):
☑	The securities were purchased (1) prior to the end of the first day on which any sales were made at a price that did not exceed the price paid by each other purchaser in the offering or any concurrent offering of the securities (excepting, in an Eligible Foreign Offering, rights required by law to be granted to existing security holders) and (2) on or before the fourth day before termination, if a rights offering. Information with regard to comparable securities will be retained for recordkeeping as required to support this condition and provided upon request.
☑	The securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all the securities offered, except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.
☑	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during a comparable period of time.
☑	Except for Eligible Municipal Securities, the issuer of such securities has been in continuous operation for not less than three years (including the operations of predecessors).
☐	In the case of Eligible Municipal Securities, that they are sufficiently liquid that they can be sold at or near their carrying value within a reasonably short period of time and either (i) are subject to no greater than moderate credit risk, or (ii) if the issuer of the municipal securities, or the entity supplying the revenues or other payments from which the issue is to be paid, has been in continuous operation for less than three years, including the operation of any predecessors, the securities are subject to a minimal or low amount of credit risk.
☑	Percentage of offering purchased by the Fund and other funds advised by the same investment adviser (or its affiliates) or accounts with respect to which the same investment adviser (or its affiliates) has, and has exercised, investment discretion, did not exceed: (a) for Eligible Rule 144A offering, 25% of the total of (1) principal amount of offering of such class sold by underwriters to qualified institution buyers plus (2) principal amount of class in any concurrent public offering; (b) other securities, 25% of principal amount of offering of class.
☑	The Fund did not purchase the securities being offered directly or indirectly from an Affiliated Underwriter, provided that a purchase from a syndicate manager shall not be deemed to be a purchase from an Affiliated Underwriter so long as (a) such Affiliated Underwriter did not benefit directly or indirectly from, the transaction, and, (b) in the case of Eligible Municipal Securities, the purchase was not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.
Check below if written statements of issuer, syndicate manager, or underwriter or seller of securities were relied upon to determine:
☑	The securities were sold in an Eligible Rule 144A Offering;	☑	Compliance with the first condition, above, regarding time and price.
Attach copy of written statement for each box checked. On behalf of the Sub-Adviser, the undersigned hereby certifies that the purchase of securities noted above under “Purchased Security’s Eligibility” complies with the Fund’s Rule 10f-3 Procedures and that all records will be maintained for review and support for such certification. The review for Rule 10f-3 was comprehensive and included a review of the final offering documents for identification of affiliated underwriters.

Rule 10f-3 Report
JHF II US High Yield Bond Fund
IRM 5 1/4 03/15/28, 46284VAE1

Comparable Securities	0	1	2	3
Trade	102702289
Trade Date	12/12/2017	12/12/2017	12/12/2017	12/12/2017
Cusip	46284VAE1	46284VAE1	46284VAE1	46284VAE1
ComparableCusip	46284VAE1	US911365BG81	US55342UAH77	US21871NAA90
Description of Security	IRM 5 1/4 03/15/28	URI 4 7/8 01/15/28	MPW 5 10/15/27	CXW 4 3/4 10/15/27
Name of Issuer	IRON MOUNTAIN INC	UNITED RENTALS NO	MPT OPER PARTNER	CORECIVIC INC
Date of Purchase	12/12/2017	07/28/2017	09/07/2017	10/11/2017
Date of Offering Commenced	12/12/2017	07/28/2017	09/07/2017	10/11/2017
Unit Price	100.000	100.000	100.000	100.000
Current Yield	5.250%	4.875%	5.000%	4.750%
Yield To Maturity	5.251%	4.764%	4.779%	4.781%
Principal Amt of Total Offering	825,000,000.00	925,000,000.00	1,400,000,000.00	250,000,000.00
Underwriting Spread	1.250%	1.250%	1.000%	1.000%
Names of Underwriters (prospectus may be attached)	Barclays Capital, Credit
Agricole Securities USA
Inc, Goldman Sachs,
HSBC Securities, JP
Morgan Securities,
Merrill Lynch Pierce
Fenner & Smith,
Morgan Stanley,MUFG
Securities Americas Inc,
Wells Fargo Securities
LLC, Citizens Capital
Markets, PNC Capital
Markets, RBC Capital
Markets, Scotia Capital
Inc, SunTrust Robinson
Humphrey, TD
	Securities USA LLC
Name(s) Dealer(s) from whom security was purchased	BARCLAYS BANK
Years of Continuous Operation	3 or more
Amount Purchased	450,000.00
% Offering Purchased by Fund	0.055%
% of Offering Purchased by Associated Accounts	.555%
Sum of % of Offering Purchased	.61%
% Fund Assets Applied to Purchase	0.153%
Is Sub-Adviser (or affiliate) a Manager or Co-Manager in the Offering	YES
Is the Manager or a Co-Manager in offering an affiliate of the Fund	YES

Rule 10f-3 Report
JHF II US High Yield Bond Fund
IRM 5 1/4 03/15/28, 46284VAE1

Purchased Security’s Eligibility (as defined in the procedures) (check one):

☐	Registered Public Offering	☐	Eligible Foreign Offering	☑	Eligible Rule 144A Security	☐	Government Security	☐	Eligible Municipal Security
Check if the following conditions have been met (and discuss any exceptions):
☑	The securities were purchased (1) prior to the end of the first day on which any sales were made at a price that did not exceed the price paid by each other purchaser in the offering or any concurrent offering of the securities (excepting, in an Eligible Foreign Offering, rights required by law to be granted to existing security holders) and (2) on or before the fourth day before termination, if a rights offering. Information with regard to comparable securities will be retained for recordkeeping as required to support this condition and provided upon request.
☑	The securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all the securities offered, except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.
☑	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during a comparable period of time.
☑	Except for Eligible Municipal Securities, the issuer of such securities has been in continuous operation for not less than three years (including the operations of predecessors).
☐	In the case of Eligible Municipal Securities, that they are sufficiently liquid that they can be sold at or near their carrying value within a reasonably short period of time and either (i) are subject to no greater than moderate credit risk, or (ii) if the issuer of the municipal securities, or the entity supplying the revenues or other payments from which the issue is to be paid, has been in continuous operation for less than three years, including the operation of any predecessors, the securities are subject to a minimal or low amount of credit risk.
☑	Percentage of offering purchased by the Fund and other funds advised by the same investment adviser (or its affiliates) or accounts with respect to which the same investment adviser (or its affiliates) has, and has exercised, investment discretion, did not exceed: (a) for Eligible Rule 144A offering, 25% of the total of (1) principal amount of offering of such class sold by underwriters to qualified institution buyers plus (2) principal amount of class in any concurrent public offering; (b) other securities, 25% of principal amount of offering of class.
☑	The Fund did not purchase the securities being offered directly or indirectly from an Affiliated Underwriter, provided that a purchase from a syndicate manager shall not be deemed to be a purchase from an Affiliated Underwriter so long as (a) such Affiliated Underwriter did not benefit directly or indirectly from, the transaction, and, (b) in the case of Eligible Municipal Securities, the purchase was not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.
Check below if written statements of issuer, syndicate manager, or underwriter or seller of securities were relied upon to determine:
☑	The securities were sold in an Eligible Rule 144A Offering;	☑	Compliance with the first condition, above, regarding time and price.
Attach copy of written statement for each box checked. On behalf of the Sub-Adviser, the undersigned hereby certifies that the purchase of securities noted above under “Purchased Security’s Eligibility” complies with the Fund’s Rule 10f-3 Procedures and that all records will be maintained for review and support for such certification. The review for Rule 10f-3 was comprehensive and included a review of the final offering documents for identification of affiliated underwriters.

Rule 10f-3 Report
JHF II US High Yield Bond Fund
WLL 6 5/8 01/15/26, 966387BE1

Comparable Securities	0	1	2	3
Trade	102699968
Trade Date	12/12/2017	12/12/2017	12/12/2017	12/12/2017
Cusip	966387BE1	966387BE1	966387BE1	966387BE1
ComparableCusip	966387BE1	US290876AD37	US36162JAB26	US78454LAN01
Description of Security	WLL 6 5/8 01/15/26	EMACN 6 3/4 06/15/76	GEO 6 04/15/26	SM 6 3/4 09/15/26
Name of Issuer	WHITING PETROLEUM CORP	EMERA INC	GEO GROUP INC/THE	SM ENERGY CO
Date of Purchase	12/12/2017	06/09/2016	04/11/2016	09/07/2016
Date of Offering Commenced	12/12/2017	06/09/2016	04/11/2016	09/07/2016
Unit Price	100.000	100.000	100.000	100.000
Current Yield	6.625%	6.750%	6.000%	6.750%
Yield To Maturity	6.624%	6.165%	5.543%	6.378%
Principal Amt of Total Offering	1,000,000,000.00	1,200,000,000.00	350,000,000.00	500,000,000.00
Underwriting Spread	1.350%	1.250%	1.500%	1.500%
Names of Underwriters (prospectus may be attached)	Citigroup, JP Morgan,
	Merrill Lynch, Wells
	Fargo Securities, BBVA,
	Capital One, SunTrust,
	US Bancorp, ABN
	AMRO, BB&T Capital,
	BOK Financial, CIBC,
	Comerica, Fifth Third
	Securities, HSBC
	Securities, ING,
	KeyBanc, Morgan
	Stanley, Natixis,
	Raymond James, RBC,
	Regions Securities,
	Scotia Capital, SMBC
	Nikko Securities
Name(s) Dealer(s) from whom security was purchased	CHASE SECURITIES
Years of Continuous Operation	3 or more
Amount Purchased	925,000.00
% Offering Purchased by Fund	0.093%
% of Offering Purchased by Associated Accounts	.107%
Sum of % of Offering Purchased	.20%
% Fund Assets Applied to Purchase	0.315%
Is Sub-Adviser (or affiliate) a Manager or Co-Manager in the Offering	YES
Is the Manager or a Co-Manager in offering an affiliate of the Fund	YES

Rule 10f-3 Report
JHF II US High Yield Bond Fund
WLL 6 5/8 01/15/26, 966387BE1

Purchased Security’s Eligibility (as defined in the procedures) (check one):

☐	Registered Public Offering	☐	Eligible Foreign Offering	☑	Eligible Rule 144A Security	☐	Government Security	☐	Eligible Municipal Security
Check if the following conditions have been met (and discuss any exceptions):
☑	The securities were purchased (1) prior to the end of the first day on which any sales were made at a price that did not exceed the price paid by each other purchaser in the offering or any concurrent offering of the securities (excepting, in an Eligible Foreign Offering, rights required by law to be granted to existing security holders) and (2) on or before the fourth day before termination, if a rights offering. Information with regard to comparable securities will be retained for recordkeeping as required to support this condition and provided upon request.
☑	The securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all the securities offered, except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.
☑	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during a comparable period of time.
☑	Except for Eligible Municipal Securities, the issuer of such securities has been in continuous operation for not less than three years (including the operations of predecessors).
☐	In the case of Eligible Municipal Securities, that they are sufficiently liquid that they can be sold at or near their carrying value within a reasonably short period of time and either (i) are subject to no greater than moderate credit risk, or (ii) if the issuer of the municipal securities, or the entity supplying the revenues or other payments from which the issue is to be paid, has been in continuous operation for less than three years, including the operation of any predecessors, the securities are subject to a minimal or low amount of credit risk.
☑	Percentage of offering purchased by the Fund and other funds advised by the same investment adviser (or its affiliates) or accounts with respect to which the same investment adviser (or its affiliates) has, and has exercised, investment discretion, did not exceed: (a) for Eligible Rule 144A offering, 25% of the total of (1) principal amount of offering of such class sold by underwriters to qualified institution buyers plus (2) principal amount of class in any concurrent public offering; (b) other securities, 25% of principal amount of offering of class.
☑	The Fund did not purchase the securities being offered directly or indirectly from an Affiliated Underwriter, provided that a purchase from a syndicate manager shall not be deemed to be a purchase from an Affiliated Underwriter so long as (a) such Affiliated Underwriter did not benefit directly or indirectly from, the transaction, and, (b) in the case of Eligible Municipal Securities, the purchase was not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.
Check below if written statements of issuer, syndicate manager, or underwriter or seller of securities were relied upon to determine:
☑	The securities were sold in an Eligible Rule 144A Offering;	☑	Compliance with the first condition, above, regarding time and price.
Attach copy of written statement for each box checked. On behalf of the Sub-Adviser, the undersigned hereby certifies that the purchase of securities noted above under “Purchased Security’s Eligibility” complies with the Fund’s Rule 10f-3 Procedures and that all records will be maintained for review and support for such certification. The review for Rule 10f-3 was comprehensive and included a review of the final offering documents for identification of affiliated underwriters.

Rule 10f-3 Report
JHF II US High Yield Bond Fund
MAT 6 3/4 12/31/25, 577081BB7

Comparable Securities	0	1	2	3
Trade	102733552
Trade Date	12/15/2017	12/15/2017	12/15/2017	12/15/2017
Cusip	577081BB7	577081BB7	577081BB7	577081BB7
ComparableCusip	577081BB7	US35906AAQ13	US63938CAH16	US912909AM02
Description of Security	MAT 6 3/4 12/31/25	FTR 6 7/8 01/15/25	NAVI 6 3/4 06/25/25	X 6 7/8 08/15/25
Name of Issuer	MATTEL INC	FRONTIER COMMUNI	NAVIENT CORP	UNITED STATES STEE
Date of Purchase	12/15/2017	09/03/2014	05/23/2017	07/31/2017
Date of Offering Commenced	12/15/2017	09/03/2014	05/23/2017	07/31/2017
Unit Price	100.000	100.000	99.990	100.000
Current Yield	6.750%	6.875%	6.751%	6.875%
Yield To Maturity	6.749%	15.007%	5.773%	6.175%
Principal Amt of Total Offering	1,000,000,000.00	775,000,000.00	500,000,000.00	750,000,000.00
Underwriting Spread	1.250%	2.000%	1.000%	1.500%
Names of Underwriters (prospectus may be attached)	Citigroup Global
	Markets Inc, HSBC
	Securities, Merrill Lynch
	Pierce Fenner & Smith,
	Mizuho Securities USA
	Inc, MUFG Securities
	Americas Inc, RBC
	Capital Markets, Wells
	Fargo Securities LLC,
	KeyBanc Capital
	Markets
Name(s) Dealer(s) from whom security was purchased	BANK OF AMERICA
Years of Continuous Operation	3 or more
Amount Purchased	125,000.00
% Offering Purchased by Fund	0.013%
% of Offering Purchased by Associated Accounts	.087%
Sum of % of Offering Purchased	.10%
% Fund Assets Applied to Purchase	0.043%
Is Sub-Adviser (or affiliate) a Manager or Co-Manager in the Offering	YES
Is the Manager or a Co-Manager in offering an affiliate of the Fund	YES

Rule 10f-3 Report
JHF II US High Yield Bond Fund
MAT 6 3/4 12/31/25, 577081BB7

Purchased Security’s Eligibility (as defined in the procedures) (check one):

☐	Registered Public Offering	☐	Eligible Foreign Offering	☑	Eligible Rule 144A Security	☐	Government Security	☐	Eligible Municipal Security
Check if the following conditions have been met (and discuss any exceptions):
☑	The securities were purchased (1) prior to the end of the first day on which any sales were made at a price that did not exceed the price paid by each other purchaser in the offering or any concurrent offering of the securities (excepting, in an Eligible Foreign Offering, rights required by law to be granted to existing security holders) and (2) on or before the fourth day before termination, if a rights offering. Information with regard to comparable securities will be retained for recordkeeping as required to support this condition and provided upon request.
☑	The securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all the securities offered, except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.
☑	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during a comparable period of time.
☑	Except for Eligible Municipal Securities, the issuer of such securities has been in continuous operation for not less than three years (including the operations of predecessors).
☐	In the case of Eligible Municipal Securities, that they are sufficiently liquid that they can be sold at or near their carrying value within a reasonably short period of time and either (i) are subject to no greater than moderate credit risk, or (ii) if the issuer of the municipal securities, or the entity supplying the revenues or other payments from which the issue is to be paid, has been in continuous operation for less than three years, including the operation of any predecessors, the securities are subject to a minimal or low amount of credit risk.
☑	Percentage of offering purchased by the Fund and other funds advised by the same investment adviser (or its affiliates) or accounts with respect to which the same investment adviser (or its affiliates) has, and has exercised, investment discretion, did not exceed: (a) for Eligible Rule 144A offering, 25% of the total of (1) principal amount of offering of such class sold by underwriters to qualified institution buyers plus (2) principal amount of class in any concurrent public offering; (b) other securities, 25% of principal amount of offering of class.
☑	The Fund did not purchase the securities being offered directly or indirectly from an Affiliated Underwriter, provided that a purchase from a syndicate manager shall not be deemed to be a purchase from an Affiliated Underwriter so long as (a) such Affiliated Underwriter did not benefit directly or indirectly from, the transaction, and, (b) in the case of Eligible Municipal Securities, the purchase was not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.
Check below if written statements of issuer, syndicate manager, or underwriter or seller of securities were relied upon to determine:
☑	The securities were sold in an Eligible Rule 144A Offering;	☑	Compliance with the first condition, above, regarding time and price.
Attach copy of written statement for each box checked. On behalf of the Sub-Adviser, the undersigned hereby certifies that the purchase of securities noted above under “Purchased Security’s Eligibility” complies with the Fund’s Rule 10f-3 Procedures and that all records will be maintained for review and support for such certification. The review for Rule 10f-3 was comprehensive and included a review of the final offering documents for identification of affiliated underwriters.

Rule 10f-3 Report
John Hancock Core Bond Fund
ACC 3 5/8 11/15/27, 024836AD0

Comparable Securities	0	1	2	3
Trade	102101878
Trade Date	10/02/2017	10/02/2017	10/02/2017	10/02/2017
Cusip	024836AD0	024836AD0	024836AD0	024836AD0
ComparableCusip	024836AD0	040555CW2	120568AZ3	60687YAM1
Description of Security	ACC 3 5/8 11/15/27	PNW 2.95 09/15/27	BG 3 3/4 09/25/27	MIZUHO 3.17 09/11/27
Name of Issuer	AMERICAN CAMPUS COMMUNIT	ARIZONA PUBLIC SER	BUNGE LTD FINANCE	MIZUHO FINANCIAL G
Date of Purchase	10/02/2017	09/06/2017	09/18/2017	09/05/2017
Date of Offering Commenced	10/02/2017	09/06/2017	09/18/2017	09/05/2017
Unit Price	99.912	99.931	99.736	100.000
Current Yield	3.628%	2.952%	3.760%	3.170%
Yield To Maturity	3.635%	3.067%	3.782%	3.211%
Principal Amt of Total Offering	400,000,000.00	300,000,000.00	600,000,000.00	1,100,000,000.00
Underwriting Spread	0.650%	0.650%	0.650%	0.450%
Names of Underwriters (prospectus may be attached)	Deutsche Bank, J.P.
	Morgan, Wells Fargo,
	BBVA Securities, Merrill
	Lynch, Capital One,
	KeyBanc Capital
	Markets, PNC Capital
	Markets, Regions
	Securities, U.S.
	Bancorp
Name(s) Dealer(s) from whom security was purchased	CHASE SECURITIES
Years of Continuous Operation	3 or more
Amount Purchased	363,000.00
% Offering Purchased by Fund	0.091%
% of Offering Purchased by Associated Accounts	1.159%
Sum of % of Offering Purchased	1.25%
% Fund Assets Applied to Purchase	0.020%
Is Sub-Adviser (or affiliate) a Manager or Co-Manager in the Offering	YES
Is the Manager or a Co-Manager in offering an affiliate of the Fund	YES

Rule 10f-3 Report
John Hancock Core Bond Fund
ACC 3 5/8 11/15/27, 024836AD0

Purchased Security’s Eligibility (as defined in the procedures) (check one):

☑	Registered Public Offering	☐	Eligible Foreign Offering	☐	Eligible Rule 144A Security	☐	Government Security	☐	Eligible Municipal Security
Check if the following conditions have been met (and discuss any exceptions):
☑	The securities were purchased (1) prior to the end of the first day on which any sales were made at a price that did not exceed the price paid by each other purchaser in the offering or any concurrent offering of the securities (excepting, in an Eligible Foreign Offering, rights required by law to be granted to existing security holders) and (2) on or before the fourth day before termination, if a rights offering. Information with regard to comparable securities will be retained for recordkeeping as required to support this condition and provided upon request.
☑	The securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all the securities offered, except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.
☑	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during a comparable period of time.
☑	Except for Eligible Municipal Securities, the issuer of such securities has been in continuous operation for not less than three years (including the operations of predecessors).
☐	In the case of Eligible Municipal Securities, that they are sufficiently liquid that they can be sold at or near their carrying value within a reasonably short period of time and either (i) are subject to no greater than moderate credit risk, or (ii) if the issuer of the municipal securities, or the entity supplying the revenues or other payments from which the issue is to be paid, has been in continuous operation for less than three years, including the operation of any predecessors, the securities are subject to a minimal or low amount of credit risk.
☑	Percentage of offering purchased by the Fund and other funds advised by the same investment adviser (or its affiliates) or accounts with respect to which the same investment adviser (or its affiliates) has, and has exercised, investment discretion, did not exceed: (a) for Eligible Rule 144A offering, 25% of the total of (1) principal amount of offering of such class sold by underwriters to qualified institution buyers plus (2) principal amount of class in any concurrent public offering; (b) other securities, 25% of principal amount of offering of class.
☑	The Fund did not purchase the securities being offered directly or indirectly from an Affiliated Underwriter, provided that a purchase from a syndicate manager shall not be deemed to be a purchase from an Affiliated Underwriter so long as (a) such Affiliated Underwriter did not benefit directly or indirectly from, the transaction, and, (b) in the case of Eligible Municipal Securities, the purchase was not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.
Check below if written statements of issuer, syndicate manager, or underwriter or seller of securities were relied upon to determine:
☐	The securities were sold in an Eligible Rule 144A Offering;	☐	Compliance with the first condition, above, regarding time and price.
Attach copy of written statement for each box checked. On behalf of the Sub-Adviser, the undersigned hereby certifies that the purchase of securities noted above under “Purchased Security’s Eligibility” complies with the Fund’s Rule 10f-3 Procedures and that all records will be maintained for review and support for such certification. The review for Rule 10f-3 was comprehensive and included a review of the final offering documents for identification of affiliated underwriters.

Rule 10f-3 Report
John Hancock Core Bond Fund
DCENT 2017-A7 A7, 254683CC7

Comparable Securities	0	1	2	3
Trade	102098511
Trade Date	10/02/2017	10/02/2017	10/02/2017	10/02/2017
Cusip	254683CC7	254683CC7	254683CC7	254683CC7
ComparableCusip	254683CC7	43814PAD2	80284YAD6	89237RAE8
Description of Security	DCENT 2017-A7 A7	HAROT 2017-3 A4	SDART 2017-3 A3	TAOT 2017-C A4
Name of Issuer	DCENT 2017-A7 A7	Honda Auto Receivable	Santander Drive Auto R	Toyota Auto Receivable
Date of Purchase	10/02/2017		09/13/2017
Date of Offering Commenced		09/25/2017	09/13/2017	07/25/2017
Unit Price	100.000	99.970	99.999	99.984
Current Yield	0%	0%	0%	1.980%
Yield To Maturity	0%	2.015%	1.895%	2.094%
Principal Amt of Total Offering	825,000,000.00	100,000,000.00	144,600,000.00	143,250,000.00
Underwriting Spread	0.275%	0.290%	0.200%	0.300%
	RBC Capital, SG
	Americas, Citigroup,
Names of Underwriters (prospectus may be attached)	Deutsche Bank, Merrill
	Lynch, RBS Securities,
	Wells Fargo
Name(s) Dealer(s) from whom security was purchased	RBC DAIN RAUSCHER
Years of Continuous Operation	3 or more
Amount Purchased	3,206,000.00
% Offering Purchased by Fund	0.389%
% of Offering Purchased by Associated Accounts	5.061%
Sum of % of Offering Purchased	5.45%
% Fund Assets Applied to Purchase	0.178%
Is Sub-Adviser (or affiliate) a Manager or Co-Manager in the Offering	YES
Is the Manager or a Co-Manager in offering an affiliate of the Fund	YES

Rule 10f-3 Report
John Hancock Core Bond Fund
DCENT 2017-A7 A7, 254683CC7

Purchased Security’s Eligibility (as defined in the procedures) (check one):

☑	Registered Public Offering	☐	Eligible Foreign Offering	☐	Eligible Rule 144A Security	☐	Government Security	☐	Eligible Municipal Security
Check if the following conditions have been met (and discuss any exceptions):
☑	The securities were purchased (1) prior to the end of the first day on which any sales were made at a price that did not exceed the price paid by each other purchaser in the offering or any concurrent offering of the securities (excepting, in an Eligible Foreign Offering, rights required by law to be granted to existing security holders) and (2) on or before the fourth day before termination, if a rights offering. Information with regard to comparable securities will be retained for recordkeeping as required to support this condition and provided upon request.
☑	The securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all the securities offered, except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.
☑	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during a comparable period of time.
☑	Except for Eligible Municipal Securities, the issuer of such securities has been in continuous operation for not less than three years (including the operations of predecessors).
☐	In the case of Eligible Municipal Securities, that they are sufficiently liquid that they can be sold at or near their carrying value within a reasonably short period of time and either (i) are subject to no greater than moderate credit risk, or (ii) if the issuer of the municipal securities, or the entity supplying the revenues or other payments from which the issue is to be paid, has been in continuous operation for less than three years, including the operation of any predecessors, the securities are subject to a minimal or low amount of credit risk.
☑	Percentage of offering purchased by the Fund and other funds advised by the same investment adviser (or its affiliates) or accounts with respect to which the same investment adviser (or its affiliates) has, and has exercised, investment discretion, did not exceed: (a) for Eligible Rule 144A offering, 25% of the total of (1) principal amount of offering of such class sold by underwriters to qualified institution buyers plus (2) principal amount of class in any concurrent public offering; (b) other securities, 25% of principal amount of offering of class.
☑	The Fund did not purchase the securities being offered directly or indirectly from an Affiliated Underwriter, provided that a purchase from a syndicate manager shall not be deemed to be a purchase from an Affiliated Underwriter so long as (a) such Affiliated Underwriter did not benefit directly or indirectly from, the transaction, and, (b) in the case of Eligible Municipal Securities, the purchase was not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.
Check below if written statements of issuer, syndicate manager, or underwriter or seller of securities were relied upon to determine:
☐	The securities were sold in an Eligible Rule 144A Offering;	☐	Compliance with the first condition, above, regarding time and price.
Attach copy of written statement for each box checked. On behalf of the Sub-Adviser, the undersigned hereby certifies that the purchase of securities noted above under “Purchased Security’s Eligibility” complies with the Fund’s Rule 10f-3 Procedures and that all records will be maintained for review and support for such certification. The review for Rule 10f-3 was comprehensive and included a review of the final offering documents for identification of affiliated underwriters.

Rule 10f-3 Report
John Hancock Core Bond Fund
BWSTA 2017-1 A3, 064229AC1

Comparable Securities	0	1	2	3
Trade	102108898
Trade Date	10/03/2017	10/03/2017	10/03/2017	10/03/2017
Cusip	064229AC1	064229AC1	064229AC1	064229AC1
ComparableCusip	064229AC1	43814PAD2	80284YAD6	89237RAE8
Description of Security	BWSTA 2017-1 A3	HAROT 2017-3 A4	SDART 2017-3 A3	TAOT 2017-C A4
Name of Issuer	BWSTA 2017-1 A3	Honda Auto Receivable	Santander Drive Auto R	Toyota Auto Receivable
Date of Purchase	10/03/2017		09/13/2017
Date of Offering Commenced		09/25/2017	09/13/2017	07/25/2017
Unit Price	99.986	99.970	99.999	99.984
Current Yield	2.110%	0%	0%	1.980%
Yield To Maturity	2.236%	2.052%	1.871%	2.074%
Principal Amt of Total Offering	249,400,000.00	100,000,000.00	144,600,000.00	143,250,000.00
Underwriting Spread	0.270%	0.290%	0.200%	0.300%
Names of Underwriters (prospectus may be attached)	BNP Paribas, Barclays Capital, J.P. Morgan, TD Securities, Wells Fargo
Name(s) Dealer(s) from whom security was purchased	BNPP MB
Years of Continuous Operation	3 or more
Amount Purchased	1,858,000.00
% Offering Purchased by Fund	0.745%
% of Offering Purchased by Associated Accounts	11.285
Sum of % of Offering Purchased	12.03%
% Fund Assets Applied to Purchase	0.103%
Is Sub-Adviser (or affiliate) a Manager or Co-Manager in the Offering	YES
Is the Manager or a Co-Manager in offering an affiliate of the Fund	YES

Rule 10f-3 Report
John Hancock Core Bond Fund
BWSTA 2017-1 A3, 064229AC1

Purchased Security’s Eligibility (as defined in the procedures) (check one):

☐	Registered Public Offering	☐	Eligible Foreign Offering	☑	Eligible Rule 144A Security	☐	Government Security	☐	Eligible Municipal Security
Check if the following conditions have been met (and discuss any exceptions):
☑	The securities were purchased (1) prior to the end of the first day on which any sales were made at a price that did not exceed the price paid by each other purchaser in the offering or any concurrent offering of the securities (excepting, in an Eligible Foreign Offering, rights required by law to be granted to existing security holders) and (2) on or before the fourth day before termination, if a rights offering. Information with regard to comparable securities will be retained for recordkeeping as required to support this condition and provided upon request.
☑	The securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all the securities offered, except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.
☑	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during a comparable period of time.
☑	Except for Eligible Municipal Securities, the issuer of such securities has been in continuous operation for not less than three years (including the operations of predecessors).
☐	In the case of Eligible Municipal Securities, that they are sufficiently liquid that they can be sold at or near their carrying value within a reasonably short period of time and either (i) are subject to no greater than moderate credit risk, or (ii) if the issuer of the municipal securities, or the entity supplying the revenues or other payments from which the issue is to be paid, has been in continuous operation for less than three years, including the operation of any predecessors, the securities are subject to a minimal or low amount of credit risk.
☑	Percentage of offering purchased by the Fund and other funds advised by the same investment adviser (or its affiliates) or accounts with respect to which the same investment adviser (or its affiliates) has, and has exercised, investment discretion, did not exceed: (a) for Eligible Rule 144A offering, 25% of the total of (1) principal amount of offering of such class sold by underwriters to qualified institution buyers plus (2) principal amount of class in any concurrent public offering; (b) other securities, 25% of principal amount of offering of class.
☑	The Fund did not purchase the securities being offered directly or indirectly from an Affiliated Underwriter, provided that a purchase from a syndicate manager shall not be deemed to be a purchase from an Affiliated Underwriter so long as (a) such Affiliated Underwriter did not benefit directly or indirectly from, the transaction, and, (b) in the case of Eligible Municipal Securities, the purchase was not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.
Check below if written statements of issuer, syndicate manager, or underwriter or seller of securities were relied upon to determine:
☐	The securities were sold in an Eligible Rule 144A Offering;	☐	Compliance with the first condition, above, regarding time and price.
Attach copy of written statement for each box checked. On behalf of the Sub-Adviser, the undersigned hereby certifies that the purchase of securities noted above under “Purchased Security’s Eligibility” complies with the Fund’s Rule 10f-3 Procedures and that all records will be maintained for review and support for such certification. The review for Rule 10f-3 was comprehensive and included a review of the final offering documents for identification of affiliated underwriters.

Rule 10f-3 Report
John Hancock Core Bond Fund
BWSTA 2017-1 A4, 064229AD9

Comparable Securities	0	1	2	3
Trade	102108827
Trade Date	10/03/2017	10/03/2017	10/03/2017	10/03/2017
Cusip	064229AD9	064229AD9	064229AD9	064229AD9
ComparableCusip	064229AD9	43814PAD2	80284YAD6	89237RAE8
Description of Security	BWSTA 2017-1 A4	HAROT 2017-3 A4	SDART 2017-3 A3	TAOT 2017-C A4
Name of Issuer	BWSTA 2017-1 A4	Honda Auto Receivable	Santander Drive Auto R	Toyota Auto Receivable
Date of Purchase	10/03/2017		09/13/2017
Date of Offering Commenced		09/25/2017	09/13/2017	07/25/2017
Unit Price	99.994	99.970	99.999	99.984
Current Yield	2.330%	0%	0%	1.980%
Yield To Maturity	2.484%	2.052%	1.871%	2.074%
Principal Amt of Total Offering	75,000,000.00	100,000,000.00	144,600,000.00	143,250,000.00
Underwriting Spread	0.340%	0.290%	0.200%	0.300%
Names of Underwriters (prospectus may be attached)	BNPP
Name(s) Dealer(s) from whom security was purchased	BNPP MB
Years of Continuous Operation	3 or more
Amount Purchased	1,087,000.00
% Offering Purchased by Fund	1.449%
% of Offering Purchased by Associated Accounts	17.221%
Sum of % of Offering Purchased	18.67%
% Fund Assets Applied to Purchase	0.060%
Is Sub-Adviser (or affiliate) a Manager or Co-Manager in the Offering	YES
Is the Manager or a Co-Manager in offering an affiliate of the Fund	YES

Rule 10f-3 Report
John Hancock Core Bond Fund
BWSTA 2017-1 A4, 064229AD9

Purchased Security’s Eligibility (as defined in the procedures) (check one):

☐	Registered Public Offering	☐	Eligible Foreign Offering	☑	Eligible Rule 144A Security	☐	Government Security	☐	Eligible Municipal Security
Check if the following conditions have been met (and discuss any exceptions):
☑	The securities were purchased (1) prior to the end of the first day on which any sales were made at a price that did not exceed the price paid by each other purchaser in the offering or any concurrent offering of the securities (excepting, in an Eligible Foreign Offering, rights required by law to be granted to existing security holders) and (2) on or before the fourth day before termination, if a rights offering. Information with regard to comparable securities will be retained for recordkeeping as required to support this condition and provided upon request.
☑	The securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all the securities offered, except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.
☑	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during a comparable period of time.
☑	Except for Eligible Municipal Securities, the issuer of such securities has been in continuous operation for not less than three years (including the operations of predecessors).
☐	In the case of Eligible Municipal Securities, that they are sufficiently liquid that they can be sold at or near their carrying value within a reasonably short period of time and either (i) are subject to no greater than moderate credit risk, or (ii) if the issuer of the municipal securities, or the entity supplying the revenues or other payments from which the issue is to be paid, has been in continuous operation for less than three years, including the operation of any predecessors, the securities are subject to a minimal or low amount of credit risk.
☑	Percentage of offering purchased by the Fund and other funds advised by the same investment adviser (or its affiliates) or accounts with respect to which the same investment adviser (or its affiliates) has, and has exercised, investment discretion, did not exceed: (a) for Eligible Rule 144A offering, 25% of the total of (1) principal amount of offering of such class sold by underwriters to qualified institution buyers plus (2) principal amount of class in any concurrent public offering; (b) other securities, 25% of principal amount of offering of class.
☑	The Fund did not purchase the securities being offered directly or indirectly from an Affiliated Underwriter, provided that a purchase from a syndicate manager shall not be deemed to be a purchase from an Affiliated Underwriter so long as (a) such Affiliated Underwriter did not benefit directly or indirectly from, the transaction, and, (b) in the case of Eligible Municipal Securities, the purchase was not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.
Check below if written statements of issuer, syndicate manager, or underwriter or seller of securities were relied upon to determine:
☐	The securities were sold in an Eligible Rule 144A Offering;	☐	Compliance with the first condition, above, regarding time and price.
Attach copy of written statement for each box checked. On behalf of the Sub-Adviser, the undersigned hereby certifies that the purchase of securities noted above under “Purchased Security’s Eligibility” complies with the Fund’s Rule 10f-3 Procedures and that all records will be maintained for review and support for such certification. The review for Rule 10f-3 was comprehensive and included a review of the final offering documents for identification of affiliated underwriters.

Rule 10f-3 Report
John Hancock U.S. High Yield Bond
Fund RIG 7 1/2 01/15/26, 893830BF5

Comparable Securities	0	1	2	3
Trade	102119410
Trade Date	10/04/2017	10/04/2017	10/04/2017	10/04/2017
Cusip	893830BF5	893830BF5	893830BF5	893830BF5
ComparableCusip	893830BF5	00404AAL3	853496AB3	92856JAA8
Description of Security	RIG 7 1/2 01/15/26	ACHC6.5 3/1/24	BMCAUS5.5 2/15/23	VIZIEN10.375 3/1/24
Name of Issuer	TRANSOCEAN INC	Acadia Healthcare Co I	Standard Industries Inc	Vizient Inc
Date of Purchase	10/04/2017
Date of Offering Commenced	10/04/2017	02/02/2016	02/18/2016	02/04/2016
Unit Price	100.000	100.000	100.000	100.000
Current Yield	7.500%	6.500%	5.500%	10.375%
Yield To Maturity	7.490%	6.500%	5.500%	10.375%
Principal Amt of Total Offering	750,000,000.00	390,000,000.00	500,000,000.00	600,000,000.00
Underwriting Spread	1.25%	0%	0%	0%
Names of Underwriters (prospectus may be attached)
Name(s) Dealer(s) from whom security was purchased	CITIGROUP GL 274
Years of Continuous Operation	3 or more
Amount Purchased	1,575,000.00
% Offering Purchased by Fund	0.210%
% of Offering Purchased by Associated Accounts	.32%
Sum of % of Offering Purchased	.53%
% Fund Assets Applied to Purchase	0.533%
Is Sub-Adviser (or affiliate) a Manager or Co-Manager in the Offering	YES
Is the Manager or a Co-Manager in offering an affiliate of the Fund	YES

Rule 10f-3 Report
John Hancock U.S. High Yield Bond Fund
RIG 7 1/2 01/15/26, 893830BF5

Purchased Security’s Eligibility (as defined in the procedures) (check one):

☐	Registered Public Offering	☐	Eligible Foreign Offering	☑	Eligible Rule 144A Security	☐	Government Security	☐	Eligible Municipal Security
Check if the following conditions have been met (and discuss any exceptions):
☑	The securities were purchased (1) prior to the end of the first day on which any sales were made at a price that did not exceed the price paid by each other purchaser in the offering or any concurrent offering of the securities (excepting, in an Eligible Foreign Offering, rights required by law to be granted to existing security holders) and (2) on or before the fourth day before termination, if a rights offering. Information with regard to comparable securities will be retained for recordkeeping as required to support this condition and provided upon request.
☑	The securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all the securities offered, except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.
☑	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during a comparable period of time.
☑	Except for Eligible Municipal Securities, the issuer of such securities has been in continuous operation for not less than three years (including the operations of predecessors).
☐	In the case of Eligible Municipal Securities, that they are sufficiently liquid that they can be sold at or near their carrying value within a reasonably short period of time and either (i) are subject to no greater than moderate credit risk, or (ii) if the issuer of the municipal securities, or the entity supplying the revenues or other payments from which the issue is to be paid, has been in continuous operation for less than three years, including the operation of any predecessors, the securities are subject to a minimal or low amount of credit risk.
☑	Percentage of offering purchased by the Fund and other funds advised by the same investment adviser (or its affiliates) or accounts with respect to which the same investment adviser (or its affiliates) has, and has exercised, investment discretion, did not exceed: (a) for Eligible Rule 144A offering, 25% of the total of (1) principal amount of offering of such class sold by underwriters to qualified institution buyers plus (2) principal amount of class in any concurrent public offering; (b) other securities, 25% of principal amount of offering of class.
☑	The Fund did not purchase the securities being offered directly or indirectly from an Affiliated Underwriter, provided that a purchase from a syndicate manager shall not be deemed to be a purchase from an Affiliated Underwriter so long as (a) such Affiliated Underwriter did not benefit directly or indirectly from, the transaction, and, (b) in the case of Eligible Municipal Securities, the purchase was not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.
Check below if written statements of issuer, syndicate manager, or underwriter or seller of securities were relied upon to determine:
☑	The securities were sold in an Eligible Rule 144A Offering;	☑	Compliance with the first condition, above, regarding time and price.
Attach copy of written statement for each box checked. On behalf of the Sub-Adviser, the undersigned hereby certifies that the purchase of securities noted above under “Purchased Security’s Eligibility” complies with the Fund’s Rule 10f-3 Procedures and that all records will be maintained for review and support for such certification. The review for Rule 10f-3 was comprehensive and included a review of the final offering documents for identification of affiliated underwriters.

Rule 10f-3 Report
John Hancock Core Bond Fund
NOC 2.08 10/15/20, 666807BL5

Comparable Securities	0	1	2	3
Trade	102172726
Trade Date	10/10/2017	10/10/2017	10/10/2017	10/10/2017
Cusip	666807BL5	666807BL5	666807BL5	666807BL5
ComparableCusip	666807BL5	713448DX3	05565QDR6	151020AV6
Description of Security	NOC 2.08 10/15/20	PEP 2 04/15/21	BPLN 1.768 09/19/19	CELG 2 1/4 08/15/21
Name of Issuer	NORTHROP GRUMMAN CORP	PEPSICO INC	BP CAPITAL MARKET	CELGENE CORP
Date of Purchase	10/10/2017	10/05/2017	09/14/2017	08/01/2017
Date of Offering Commenced	10/10/2017	10/05/2017	09/14/2017	08/01/2017
Unit Price	99.985	99.980	100.000	99.706
Current Yield	2.080%	2.000%	1.768%	2.257%
Yield To Maturity	2.085%	1.955%	1.731%	2.324%
Principal Amt of Total Offering	1,000,000,000.00	1,000,000,000.00	500,000,000.00	500,000,000.00
Underwriting Spread	0.250%	0.250%	0.100%	0.250%
Names of Underwriters (prospectus may be attached)	J. P. Morgan, Credit
Suisse, Goldman
Sachs, Wells Fargo,
Lloyds Securities, BofA
Merill Lynch, Mizuho
Securities, BNP
Paribas, Deutsche
Bank, MUFG Securities,
ANZ Securities, BNY
Mellon, Scotia Capital,
SMBC Nikko, UniCredit
Capital, U.S. Bancorp,
Academy Securities,
Blaylock Van, Drexel
Hamilton, Mischler
Financial Group, The
	Williams Capital Group
Name(s) Dealer(s) from whom security was purchased	CHASE SECURITIES
Years of Continuous Operation	3 or more
Amount Purchased	2,920,000.00
% Offering Purchased by Fund	0.292%
% of Offering Purchased by Associated Accounts	3.708%
Sum of % of Offering Purchased	4%
% Fund Assets Applied to Purchase	0.162%
Is Sub-Adviser (or affiliate) a Manager or Co-Manager in the Offering	YES
Is the Manager or a Co-Manager in offering an affiliate of the Fund	YES

Rule 10f-3 Report
John Hancock Core Bond Fund
NOC 2.08 10/15/20, 666807BL5

Purchased Security’s Eligibility (as defined in the procedures) (check one):

☑	Registered Public Offering	☐	Eligible Foreign Offering	☐	Eligible Rule 144A Security	☐	Government Security	☐	Eligible Municipal Security
Check if the following conditions have been met (and discuss any exceptions):
☑	The securities were purchased (1) prior to the end of the first day on which any sales were made at a price that did not exceed the price paid by each other purchaser in the offering or any concurrent offering of the securities (excepting, in an Eligible Foreign Offering, rights required by law to be granted to existing security holders) and (2) on or before the fourth day before termination, if a rights offering. Information with regard to comparable securities will be retained for recordkeeping as required to support this condition and provided upon request.
☑	The securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all the securities offered, except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.
☑	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during a comparable period of time.
☑	Except for Eligible Municipal Securities, the issuer of such securities has been in continuous operation for not less than three years (including the operations of predecessors).
☐	In the case of Eligible Municipal Securities, that they are sufficiently liquid that they can be sold at or near their carrying value within a reasonably short period of time and either (i) are subject to no greater than moderate credit risk, or (ii) if the issuer of the municipal securities, or the entity supplying the revenues or other payments from which the issue is to be paid, has been in continuous operation for less than three years, including the operation of any predecessors, the securities are subject to a minimal or low amount of credit risk.
☑	Percentage of offering purchased by the Fund and other funds advised by the same investment adviser (or its affiliates) or accounts with respect to which the same investment adviser (or its affiliates) has, and has exercised, investment discretion, did not exceed: (a) for Eligible Rule 144A offering, 25% of the total of (1) principal amount of offering of such class sold by underwriters to qualified institution buyers plus (2) principal amount of class in any concurrent public offering; (b) other securities, 25% of principal amount of offering of class.
☑	The Fund did not purchase the securities being offered directly or indirectly from an Affiliated Underwriter, provided that a purchase from a syndicate manager shall not be deemed to be a purchase from an Affiliated Underwriter so long as (a) such Affiliated Underwriter did not benefit directly or indirectly from, the transaction, and, (b) in the case of Eligible Municipal Securities, the purchase was not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.
Check below if written statements of issuer, syndicate manager, or underwriter or seller of securities were relied upon to determine:
☐	The securities were sold in an Eligible Rule 144A Offering;	☐	Compliance with the first condition, above, regarding time and price.
Attach copy of written statement for each box checked. On behalf of the Sub-Adviser, the undersigned hereby certifies that the purchase of securities noted above under “Purchased Security’s Eligibility” complies with the Fund’s Rule 10f-3 Procedures and that all records will be maintained for review and support for such certification. The review for Rule 10f-3 was comprehensive and included a review of the final offering documents for identification of affiliated underwriters.

Rule 10f-3 Report
John Hancock Core Bond Fund
NOC 2.93 01/15/25, 666807BM3

Comparable Securities	0	1	2	3
Trade	102173761
Trade Date	10/10/2017	10/10/2017	10/10/2017	10/10/2017
Cusip	666807BM3	666807BM3	666807BM3	666807BM3
ComparableCusip	666807BM3	042735BG4	750469AA6	23317HAG7
Description of Security	NOC 2.93 01/15/25	ARW 3 1/4 09/08/24	RDUS 3 09/01/24	DDR 3.9 08/15/24
Name of Issuer	NORTHROP GRUMMAN CORP	ARROW ELECTRONIC	RADIUS HEALTH INC	DDR CORP
Date of Purchase	10/10/2017	09/05/2017	08/09/2017	08/07/2017
Date of Offering Commenced	10/10/2017	09/05/2017	08/09/2017	08/07/2017
Unit Price	99.985	99.387	100.000	99.703
Current Yield	2.930%	3.270%	3.000%	3.912%
Yield To Maturity	2.931%	3.349%	2.967%	3.949%
Principal Amt of Total Offering	1,500,000,000.00	500,000,000.00	300,000,000.00	350,000,000.00
Underwriting Spread	0.400%	0.625%	3.000%	0.625%
Names of Underwriters (prospectus may be attached)	J.P. Morgan, Credit
Suisse, Goldman
Sachs, Wells Fargo,
Lloyds Securities,
Merrill Lynch, Mizuho,
BNP Paribas, Deutsche
Bak, MUFG Securities,
ANZ Securities, BNY
Mellon, Scotia Capital,
SMBC Nikko, UniCredit
Capital, U.S. Bancorp,
Academy Securities,
Blaylock Van, Drexel
Hamilton, Mischler
Financial Group, The
	Williams Capital Group
Name(s) Dealer(s) from whom security was purchased	CHASE SECURITIES
Years of Continuous Operation	3 or more
Amount Purchased	3,651,000.00
% Offering Purchased by Fund	0.243%
% of Offering Purchased by Associated Accounts	3.087%
Sum of % of Offering Purchased	3.33%
% Fund Assets Applied to Purchase	0.202%
Is Sub-Adviser (or affiliate) a Manager or Co-Manager in the Offering	YES
Is the Manager or a Co-Manager in offering an affiliate of the Fund	YES

Rule 10f-3 Report
John Hancock Core Bond Fund
NOC 2.93 01/15/25, 666807BM3

Purchased Security’s Eligibility (as defined in the procedures) (check one):

☑	Registered Public Offering	☐	Eligible Foreign Offering	☐	Eligible Rule 144A Security	☐	Government Security	☐	Eligible Municipal Security
Check if the following conditions have been met (and discuss any exceptions):
☑	The securities were purchased (1) prior to the end of the first day on which any sales were made at a price that did not exceed the price paid by each other purchaser in the offering or any concurrent offering of the securities (excepting, in an Eligible Foreign Offering, rights required by law to be granted to existing security holders) and (2) on or before the fourth day before termination, if a rights offering. Information with regard to comparable securities will be retained for recordkeeping as required to support this condition and provided upon request.
☑	The securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all the securities offered, except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.
☑	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during a comparable period of time.
☑	Except for Eligible Municipal Securities, the issuer of such securities has been in continuous operation for not less than three years (including the operations of predecessors).
☐	In the case of Eligible Municipal Securities, that they are sufficiently liquid that they can be sold at or near their carrying value within a reasonably short period of time and either (i) are subject to no greater than moderate credit risk, or (ii) if the issuer of the municipal securities, or the entity supplying the revenues or other payments from which the issue is to be paid, has been in continuous operation for less than three years, including the operation of any predecessors, the securities are subject to a minimal or low amount of credit risk.
☑	Percentage of offering purchased by the Fund and other funds advised by the same investment adviser (or its affiliates) or accounts with respect to which the same investment adviser (or its affiliates) has, and has exercised, investment discretion, did not exceed: (a) for Eligible Rule 144A offering, 25% of the total of (1) principal amount of offering of such class sold by underwriters to qualified institution buyers plus (2) principal amount of class in any concurrent public offering; (b) other securities, 25% of principal amount of offering of class.
☑	The Fund did not purchase the securities being offered directly or indirectly from an Affiliated Underwriter, provided that a purchase from a syndicate manager shall not be deemed to be a purchase from an Affiliated Underwriter so long as (a) such Affiliated Underwriter did not benefit directly or indirectly from, the transaction, and, (b) in the case of Eligible Municipal Securities, the purchase was not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.
Check below if written statements of issuer, syndicate manager, or underwriter or seller of securities were relied upon to determine:
☐	The securities were sold in an Eligible Rule 144A Offering;	☐	Compliance with the first condition, above, regarding time and price.
Attach copy of written statement for each box checked. On behalf of the Sub-Adviser, the undersigned hereby certifies that the purchase of securities noted above under “Purchased Security’s Eligibility” complies with the Fund’s Rule 10f-3 Procedures and that all records will be maintained for review and support for such certification. The review for Rule 10f-3 was comprehensive and included a review of the final offering documents for identification of affiliated underwriters.

Rule 10f-3 Report
John Hancock Core Bond Fund
NOC 3 1/4 01/15/28, 666807BN1

Comparable Securities	0	1	2	3
Trade	102172959
Trade Date	10/10/2017	10/10/2017	10/10/2017	10/10/2017
Cusip	666807BN1	666807BN1	666807BN1	666807BN1
ComparableCusip	666807BN1	040555CW2	120568AZ3	60687YAM1
Description of Security	NOC 3 1/4 01/15/28	PNW 2.95 09/15/27	BG 3 3/4 09/25/27	MIZUHO 3.17 09/11/27
Name of Issuer	NORTHROP GRUMMAN CORP	ARIZONA PUBLIC SER	BUNGE LTD FINANCE	MIZUHO FINANCIAL G
Date of Purchase	10/10/2017	09/06/2017	09/18/2017	09/05/2017
Date of Offering Commenced	10/10/2017	09/06/2017	09/18/2017	09/05/2017
Unit Price	99.947	99.931	99.736	100.000
Current Yield	3.252%	2.952%	3.760%	3.170%
Yield To Maturity	3.255%	3.032%	3.782%	3.211%
Principal Amt of Total Offering	2,000,000,000.00	300,000,000.00	600,000,000.00	1,100,000,000.00
Underwriting Spread	0.450%	0.650%	0.650%	0.450%
Names of Underwriters (prospectus may be attached)	J.P. Morgan, Credit
Suisse, Goldman
Sachs, Wells Fargo,
Lloyds Securities,
Merrill Lynch, Mizuho,
BNP Paribas, Deutsche
Bank, MUFG
Securities,
ANZ Securities, BNY
Mellon, Scotia Capital,
SMBC Nikko, UniCredit
Capital, U.S. Bancorp,
Academy Securities,
Blaylock Van, Drexel
Hamilton, Mischler
Financial Group, The
	Williams Capital Group
Name(s) Dealer(s) from whom security was purchased	CHASE SECURITIES
Years of Continuous Operation	3 or more
Amount Purchased	3,651,000.00
% Offering Purchased by Fund	0.183%
% of Offering Purchased by Associated Accounts	4.817%
Sum of % of Offering Purchased	5%
% Fund Assets Applied to Purchase	0.202%
Is Sub-Adviser (or affiliate) a Manager or Co-Manager in the Offering	YES
Is the Manager or a Co-Manager in offering an affiliate of the Fund	YES

Rule 10f-3 Report
John Hancock Core Bond Fund
NOC 3 1/4 01/15/28, 666807BN1

Purchased Security’s Eligibility (as defined in the procedures) (check one):

☑	Registered Public Offering	☐	Eligible Foreign Offering	☐	Eligible Rule 144A Security	☐	Government Security	☐	Eligible Municipal Security
Check if the following conditions have been met (and discuss any exceptions):
☑	The securities were purchased (1) prior to the end of the first day on which any sales were made at a price that did not exceed the price paid by each other purchaser in the offering or any concurrent offering of the securities (excepting, in an Eligible Foreign Offering, rights required by law to be granted to existing security holders) and (2) on or before the fourth day before termination, if a rights offering. Information with regard to comparable securities will be retained for recordkeeping as required to support this condition and provided upon request.
☑	The securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all the securities offered, except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.
☑	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during a comparable period of time.
☑	Except for Eligible Municipal Securities, the issuer of such securities has been in continuous operation for not less than three years (including the operations of predecessors).
☐	In the case of Eligible Municipal Securities, that they are sufficiently liquid that they can be sold at or near their carrying value within a reasonably short period of time and either (i) are subject to no greater than moderate credit risk, or (ii) if the issuer of the municipal securities, or the entity supplying the revenues or other payments from which the issue is to be paid, has been in continuous operation for less than three years, including the operation of any predecessors, the securities are subject to a minimal or low amount of credit risk.
☑	Percentage of offering purchased by the Fund and other funds advised by the same investment adviser (or its affiliates) or accounts with respect to which the same investment adviser (or its affiliates) has, and has exercised, investment discretion, did not exceed: (a) for Eligible Rule 144A offering, 25% of the total of (1) principal amount of offering of such class sold by underwriters to qualified institution buyers plus (2) principal amount of class in any concurrent public offering; (b) other securities, 25% of principal amount of offering of class.
☑	The Fund did not purchase the securities being offered directly or indirectly from an Affiliated Underwriter, provided that a purchase from a syndicate manager shall not be deemed to be a purchase from an Affiliated Underwriter so long as (a) such Affiliated Underwriter did not benefit directly or indirectly from, the transaction, and, (b) in the case of Eligible Municipal Securities, the purchase was not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.
Check below if written statements of issuer, syndicate manager, or underwriter or seller of securities were relied upon to determine:
☐	The securities were sold in an Eligible Rule 144A Offering;	☐	Compliance with the first condition, above, regarding time and price.
Attach copy of written statement for each box checked. On behalf of the Sub-Adviser, the undersigned hereby certifies that the purchase of securities noted above under “Purchased Security’s Eligibility” complies with the Fund’s Rule 10f-3 Procedures and that all records will be maintained for review and support for such certification. The review for Rule 10f-3 was comprehensive and included a review of the final offering documents for identification of affiliated underwriters.

Rule 10f-3 Report
John Hancock Core Bond Fund
NOC 4.03 10/15/47, 666807BP6

Comparable Securities	0	1	2	3
Trade	102173454
Trade Date	10/10/2017	10/10/2017	10/10/2017	10/10/2017
Cusip	666807BP6	666807BP6	666807BP6	666807BP6
ComparableCusip	666807BP6	26441CAY1	69352PAM5	039483BM3
Description of Security	NOC 4.03 10/15/47	DUK 3.95 08/15/47	PPL 4 09/15/47	ADM 3 3/4 09/15/47
Name of Issuer	NORTHROP GRUMMAN CORP	DUKE ENERGY CORP	PPL CAPITAL FUNDIN	ARCHER-DANIELS-MI
Date of Purchase	10/10/2017	08/07/2017	09/06/2017	09/11/2017
Date of Offering Commenced	10/10/2017	08/07/2017	09/06/2017	09/11/2017
Unit Price	99.844	99.598	98.792	99.535
Current Yield	4.036%	3.966%	4.049%	3.768%
Yield To Maturity	4.039%	3.960%	3.966%	3.892%
Principal Amt of Total Offering	2,250,000,000.00	500,000,000.00	500,000,000.00	500,000,000.00
Underwriting Spread	0.875%	0.875%	0.875%	0.875%
Names of Underwriters (prospectus may be attached)	J.P. Morgan, Credit
Suisse, Goldman
Sachs, Wells Fargo,
Lloyds Securities,
Merrill Lynch, Mizuho
Securities, BNP
Paribas, Deutsche
Bank, MUFG
Securities,
ANZ Securities, BNY
Mellon, Scotia Capital,
SMBC Nikko, UniCredit
Capital Markets, U.S.
Bancorp, Academy
Securities, Blaylock
Van, Drexel Hamilton,
Mischler Financial
Group, The Williams
	Capital Group
Name(s) Dealer(s) from whom security was purchased	CHASE SECURITIES
Years of Continuous Operation	3 or more
Amount Purchased	3,285,000.00
% Offering Purchased by Fund	0.146%
% of Offering Purchased by Associated Accounts	2.074%
Sum of % of Offering Purchased	2.22%
% Fund Assets Applied to Purchase	0.182%
Is Sub-Adviser (or affiliate) a Manager or Co-Manager in the Offering	YES
Is the Manager or a Co-Manager in offering an affiliate of the Fund	YES

Rule 10f-3 Report
John Hancock Core Bond Fund
NOC 4.03 10/15/47, 666807BP6

Purchased Security’s Eligibility (as defined in the procedures) (check one):

☑	Registered Public Offering	☐	Eligible Foreign Offering	☐	Eligible Rule 144A Security	☐	Government Security	☐	Eligible Municipal Security
Check if the following conditions have been met (and discuss any exceptions):
☑	The securities were purchased (1) prior to the end of the first day on which any sales were made at a price that did not exceed the price paid by each other purchaser in the offering or any concurrent offering of the securities (excepting, in an Eligible Foreign Offering, rights required by law to be granted to existing security holders) and (2) on or before the fourth day before termination, if a rights offering. Information with regard to comparable securities will be retained for recordkeeping as required to support this condition and provided upon request.
☑	The securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all the securities offered, except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.
☑	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during a comparable period of time.
☑	Except for Eligible Municipal Securities, the issuer of such securities has been in continuous operation for not less than three years (including the operations of predecessors).
☐	In the case of Eligible Municipal Securities, that they are sufficiently liquid that they can be sold at or near their carrying value within a reasonably short period of time and either (i) are subject to no greater than moderate credit risk, or (ii) if the issuer of the municipal securities, or the entity supplying the revenues or other payments from which the issue is to be paid, has been in continuous operation for less than three years, including the operation of any predecessors, the securities are subject to a minimal or low amount of credit risk.
☑	Percentage of offering purchased by the Fund and other funds advised by the same investment adviser (or its affiliates) or accounts with respect to which the same investment adviser (or its affiliates) has, and has exercised, investment discretion, did not exceed: (a) for Eligible Rule 144A offering, 25% of the total of (1) principal amount of offering of such class sold by underwriters to qualified institution buyers plus (2) principal amount of class in any concurrent public offering; (b) other securities, 25% of principal amount of offering of class.
☑	The Fund did not purchase the securities being offered directly or indirectly from an Affiliated Underwriter, provided that a purchase from a syndicate manager shall not be deemed to be a purchase from an Affiliated Underwriter so long as (a) such Affiliated Underwriter did not benefit directly or indirectly from, the transaction, and, (b) in the case of Eligible Municipal Securities, the purchase was not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.
Check below if written statements of issuer, syndicate manager, or underwriter or seller of securities were relied upon to determine:
☐	The securities were sold in an Eligible Rule 144A Offering;	☐	Compliance with the first condition, above, regarding time and price.
Attach copy of written statement for each box checked. On behalf of the Sub-Adviser, the undersigned hereby certifies that the purchase of securities noted above under “Purchased Security’s Eligibility” complies with the Fund’s Rule 10f-3 Procedures and that all records will be maintained for review and support for such certification. The review for Rule 10f-3 was comprehensive and included a review of the final offering documents for identification of affiliated underwriters.

Rule 10f-3 Report
John Hancock Core Bond Fund
NOC 2.55 10/15/22, 666807BQ4

Comparable Securities	0	1	2	3
Trade	102173215
Trade Date	10/10/2017	10/10/2017	10/10/2017	10/10/2017
Cusip	666807BQ4	666807BQ4	666807BQ4	666807BQ4
ComparableCusip	666807BQ4	120568AY6	60687YAL3	26441CAW5
Description of Security	NOC 2.55 10/15/22	BG 3 09/25/22	MIZUHO 2.601 09/11/2	DUK 2.4 08/15/22
Name of Issuer	NORTHROP GRUMMAN CORP	BUNGE LTD FINANCE	MIZUHO FINANCIAL G	DUKE ENERGY CORP
Date of Purchase	10/10/2017	09/18/2017	09/05/2017	08/07/2017
Date of Offering Commenced	10/10/2017	09/18/2017	09/05/2017	08/07/2017
Unit Price	99.986	99.876	100.000	99.793
Current Yield	2.550%	3.004%	2.601%	2.405%
Yield To Maturity	2.553%	2.866%	2.703%	2.518%
Principal Amt of Total Offering	1,500,000,000.00	400,000,000.00	1,000,000,000.00	500,000,000.00
Underwriting Spread	0.350%	0.600%	0.350%	0.600%
Names of Underwriters (prospectus may be attached)	JOINT LEADS
Name(s) Dealer(s) from whom security was purchased	CHASE SECURITIES
Years of Continuous Operation	3 or more
Amount Purchased	2,921,000.00
% Offering Purchased by Fund	0.195%
% of Offering Purchased by Associated Accounts	2.805%
Sum of % of Offering Purchased	3%
% Fund Assets Applied to Purchase	0.161%
Is Sub-Adviser (or affiliate) a Manager or Co-Manager in the Offering	YES
Is the Manager or a Co-Manager in offering an affiliate of the Fund	YES

Rule 10f-3 Report
John Hancock Core Bond Fund
NOC 2.55 10/15/22, 666807BQ4

Purchased Security’s Eligibility (as defined in the procedures) (check one):

☑	Registered Public Offering	☐	Eligible Foreign Offering	☐	Eligible Rule 144A Security	☐	Government Security	☐	Eligible Municipal Security
Check if the following conditions have been met (and discuss any exceptions):
☑	The securities were purchased (1) prior to the end of the first day on which any sales were made at a price that did not exceed the price paid by each other purchaser in the offering or any concurrent offering of the securities (excepting, in an Eligible Foreign Offering, rights required by law to be granted to existing security holders) and (2) on or before the fourth day before termination, if a rights offering. Information with regard to comparable securities will be retained for recordkeeping as required to support this condition and provided upon request.
☑	The securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all the securities offered, except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.
☑	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during a comparable period of time.
☑	Except for Eligible Municipal Securities, the issuer of such securities has been in continuous operation for not less than three years (including the operations of predecessors).
☐	In the case of Eligible Municipal Securities, that they are sufficiently liquid that they can be sold at or near their carrying value within a reasonably short period of time and either (i) are subject to no greater than moderate credit risk, or (ii) if the issuer of the municipal securities, or the entity supplying the revenues or other payments from which the issue is to be paid, has been in continuous operation for less than three years, including the operation of any predecessors, the securities are subject to a minimal or low amount of credit risk.
☑	Percentage of offering purchased by the Fund and other funds advised by the same investment adviser (or its affiliates) or accounts with respect to which the same investment adviser (or its affiliates) has, and has exercised, investment discretion, did not exceed: (a) for Eligible Rule 144A offering, 25% of the total of (1) principal amount of offering of such class sold by underwriters to qualified institution buyers plus (2) principal amount of class in any concurrent public offering; (b) other securities, 25% of principal amount of offering of class.
☑	The Fund did not purchase the securities being offered directly or indirectly from an Affiliated Underwriter, provided that a purchase from a syndicate manager shall not be deemed to be a purchase from an Affiliated Underwriter so long as (a) such Affiliated Underwriter did not benefit directly or indirectly from, the transaction, and, (b) in the case of Eligible Municipal Securities, the purchase was not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.
Check below if written statements of issuer, syndicate manager, or underwriter or seller of securities were relied upon to determine:
☐	The securities were sold in an Eligible Rule 144A Offering;	☐	Compliance with the first condition, above, regarding time and price.
Attach copy of written statement for each box checked. On behalf of the Sub-Adviser, the undersigned hereby certifies that the purchase of securities noted above under “Purchased Security’s Eligibility” complies with the Fund’s Rule 10f-3 Procedures and that all records will be maintained for review and support for such certification. The review for Rule 10f-3 was comprehensive and included a review of the final offering documents for identification of affiliated underwriters.

Rule 10f-3 Report
John Hancock Core Bond Fund
AMXCA 2017-7 A, 02582JHL7

Comparable Securities	0	1	2	3
Trade	102258452
Trade Date	10/23/2017	10/23/2017	10/23/2017	10/23/2017
Cusip	02582JHL7	02582JHL7	02582JHL7	02582JHL7
ComparableCusip	02582JHL7	43814PAD2	80284YAD6	89237RAE8
Description of Security	AMXCA 2017-7 A	HAROT 2017-3 A4	SDART 2017-3 A3	TAOT 2017-C A4
Name of Issuer	AMXCA 2017-7 A	Honda Auto Receivable	Santander Drive Auto R	Toyota Auto Receivable
Date of Purchase	10/23/2017		09/13/2017
Date of Offering Commenced		09/25/2017	09/13/2017	07/25/2017
Unit Price	99.989	99.970	99.999	99.984
Current Yield	0%	0%	0%	1.980%
Yield To Maturity	0%	2.049%	2.061%	2.108%
Principal Amt of Total Offering	750,000,000.00	100,000,000.00	144,600,000.00	143,250,000.00
Underwriting Spread	0.300%	0.290%	0.200%	0.300%
Names of Underwriters (prospectus may be attached)	Barclays Capital, MUFG Securities, RBC Capital, Wells Fargo Securities, BMO Capital markets, HSBC Securities, TD Securities, U.S. Bancorp, Mischler Financial Group, Samuel A. Ramirez & Co.
Name(s) Dealer(s) from whom security was purchased	BARCLAYS MBS
Years of Continuous Operation	3 or more
Amount Purchased	3,994,000.00
% Offering Purchased by Fund	0.533%
% of Offering Purchased by Associated Accounts	7.597%
Sum of % of Offering Purchased	8.13%
% Fund Assets Applied to Purchase	0.222%
Is Sub-Adviser (or affiliate) a Manager or Co-Manager in the Offering	YES
Is the Manager or a Co-Manager in offering an affiliate of the Fund	YES

Rule 10f-3 Report
John Hancock Core Bond Fund
AMXCA 2017-7 A, 02582JHL7

Purchased Security’s Eligibility (as defined in the procedures) (check one):

☑	Registered Public Offering	☐	Eligible Foreign Offering	☐	Eligible Rule 144A Security	☐	Government Security	☐	Eligible Municipal Security
Check if the following conditions have been met (and discuss any exceptions):
☑	The securities were purchased (1) prior to the end of the first day on which any sales were made at a price that did not exceed the price paid by each other purchaser in the offering or any concurrent offering of the securities (excepting, in an Eligible Foreign Offering, rights required by law to be granted to existing security holders) and (2) on or before the fourth day before termination, if a rights offering. Information with regard to comparable securities will be retained for recordkeeping as required to support this condition and provided upon request.
☑	The securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all the securities offered, except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.
☑	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during a comparable period of time.
☑	Except for Eligible Municipal Securities, the issuer of such securities has been in continuous operation for not less than three years (including the operations of predecessors).
☐	In the case of Eligible Municipal Securities, that they are sufficiently liquid that they can be sold at or near their carrying value within a reasonably short period of time and either (i) are subject to no greater than moderate credit risk, or (ii) if the issuer of the municipal securities, or the entity supplying the revenues or other payments from which the issue is to be paid, has been in continuous operation for less than three years, including the operation of any predecessors, the securities are subject to a minimal or low amount of credit risk.
☑	Percentage of offering purchased by the Fund and other funds advised by the same investment adviser (or its affiliates) or accounts with respect to which the same investment adviser (or its affiliates) has, and has exercised, investment discretion, did not exceed: (a) for Eligible Rule 144A offering, 25% of the total of (1) principal amount of offering of such class sold by underwriters to qualified institution buyers plus (2) principal amount of class in any concurrent public offering; (b) other securities, 25% of principal amount of offering of class.
☑	The Fund did not purchase the securities being offered directly or indirectly from an Affiliated Underwriter, provided that a purchase from a syndicate manager shall not be deemed to be a purchase from an Affiliated Underwriter so long as (a) such Affiliated Underwriter did not benefit directly or indirectly from, the transaction, and, (b) in the case of Eligible Municipal Securities, the purchase was not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.
Check below if written statements of issuer, syndicate manager, or underwriter or seller of securities were relied upon to determine:
☐	The securities were sold in an Eligible Rule 144A Offering;	☐	Compliance with the first condition, above, regarding time and price.
Attach copy of written statement for each box checked. On behalf of the Sub-Adviser, the undersigned hereby certifies that the purchase of securities noted above under “Purchased Security’s Eligibility” complies with the Fund’s Rule 10f-3 Procedures and that all records will be maintained for review and support for such certification. The review for Rule 10f-3 was comprehensive and included a review of the final offering documents for identification of affiliated underwriters.

Rule 10f-3 Report
John Hancock Core Bond Fund
SYNCT 2017-2 A, 87165LBU4

Comparable Securities	0	1	2	3
Trade	102296582
Trade Date	10/26/2017	10/26/2017	10/26/2017	10/26/2017
Cusip	87165LBU4	87165LBU4	87165LBU4	87165LBU4
ComparableCusip	87165LBU4	43814PAD2	80284YAD6	89237RAE8
Description of Security	SYNCT 2017-2 A	HAROT 2017-3 A4	SDART 2017-3 A3	TAOT 2017-C A4
Name of Issuer	SYNCT 2017-2 A	Honda Auto Receivable	Santander Drive Auto R	Toyota Auto Receivable
Date of Purchase	10/26/2017		09/13/2017
Date of Offering Commenced	10/26/2017	09/25/2017	09/13/2017	07/25/2017
Unit Price	99.988	99.970	99.999	99.984
Current Yield	2.620%	0%	0%	1.980%
Yield To Maturity	2.637%	2.049%	2.061%	2.108%
Principal Amt of Total Offering	750,000,000.00	100,000,000.00	144,600,000.00	143,250,000.00
Underwriting Spread	0.300%	0.290%	0.200%	0.300%
Names of Underwriters (prospectus may be attached)	MUFG Securities, BofA Merrill Lynch, Wells Fargo, Drexel Hamilton, Scotiabank, TD Securities, The Williams Capital Group
Name(s) Dealer(s) from whom security was purchased	MUFG SECURITIES
Years of Continuous Operation	3 or more
Amount Purchased	4,272,000.00
% Offering Purchased by Fund	0.570%
% of Offering Purchased by Associated Accounts	9.96%
Sum of % of Offering Purchased	10.53%
% Fund Assets Applied to Purchase	0.237%
Is Sub-Adviser (or affiliate) a Manager or Co-Manager in the Offering	YES
Is the Manager or a Co-Manager in offering an affiliate of the Fund	YES

Rule 10f-3 Report
John Hancock Core Bond Fund
SYNCT 2017-2 A, 87165LBU4

Purchased Security’s Eligibility (as defined in the procedures) (check one):

☑	Registered Public Offering	☐	Eligible Foreign Offering	☐	Eligible Rule 144A Security	☐	Government Security	☐	Eligible Municipal Security
Check if the following conditions have been met (and discuss any exceptions):
☑	The securities were purchased (1) prior to the end of the first day on which any sales were made at a price that did not exceed the price paid by each other purchaser in the offering or any concurrent offering of the securities (excepting, in an Eligible Foreign Offering, rights required by law to be granted to existing security holders) and (2) on or before the fourth day before termination, if a rights offering. Information with regard to comparable securities will be retained for recordkeeping as required to support this condition and provided upon request.
☑	The securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all the securities offered, except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.
☑	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during a comparable period of time.
☑	Except for Eligible Municipal Securities, the issuer of such securities has been in continuous operation for not less than three years (including the operations of predecessors).
☐	In the case of Eligible Municipal Securities, that they are sufficiently liquid that they can be sold at or near their carrying value within a reasonably short period of time and either (i) are subject to no greater than moderate credit risk, or (ii) if the issuer of the municipal securities, or the entity supplying the revenues or other payments from which the issue is to be paid, has been in continuous operation for less than three years, including the operation of any predecessors, the securities are subject to a minimal or low amount of credit risk.
☑	Percentage of offering purchased by the Fund and other funds advised by the same investment adviser (or its affiliates) or accounts with respect to which the same investment adviser (or its affiliates) has, and has exercised, investment discretion, did not exceed: (a) for Eligible Rule 144A offering, 25% of the total of (1) principal amount of offering of such class sold by underwriters to qualified institution buyers plus (2) principal amount of class in any concurrent public offering; (b) other securities, 25% of principal amount of offering of class.
☑	The Fund did not purchase the securities being offered directly or indirectly from an Affiliated Underwriter, provided that a purchase from a syndicate manager shall not be deemed to be a purchase from an Affiliated Underwriter so long as (a) such Affiliated Underwriter did not benefit directly or indirectly from, the transaction, and, (b) in the case of Eligible Municipal Securities, the purchase was not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.
Check below if written statements of issuer, syndicate manager, or underwriter or seller of securities were relied upon to determine:
☐	The securities were sold in an Eligible Rule 144A Offering;	☐	Compliance with the first condition, above, regarding time and price.
Attach copy of written statement for each box checked. On behalf of the Sub-Adviser, the undersigned hereby certifies that the purchase of securities noted above under “Purchased Security’s Eligibility” complies with the Fund’s Rule 10f-3 Procedures and that all records will be maintained for review and support for such certification. The review for Rule 10f-3 was comprehensive and included a review of the final offering documents for identification of affiliated underwriters.

Rule 10f-3 Report
John Hancock Core Bond Fund
F 2.343 11/02/20, 345397YS6

Comparable Securities	0	1	2	3
Trade	102318056
Trade Date	10/30/2017	10/30/2017	10/30/2017	10/30/2017
Cusip	345397YS6	345397YS6	345397YS6	345397YS6
ComparableCusip	345397YS6	713448DX3	05565QDR6	151020AV6
Description of Security	F 2.343 11/02/20	PEP 2 04/15/21	BPLN 1.768 09/19/19	CELG 2 1/4 08/15/21
Name of Issuer	FORD MOTOR CREDIT CO LLC	PEPSICO INC	BP CAPITAL MARKET	CELGENE CORP
Date of Purchase	10/30/2017	10/05/2017	09/14/2017	08/01/2017
Date of Offering Commenced	10/30/2017	10/05/2017	09/14/2017	08/01/2017
Unit Price	100.000	99.980	100.000	99.706
Current Yield	2.343%	2.000%	1.768%	2.257%
Yield To Maturity	2.343%	2.070%	1.751%	2.324%
Principal Amt of Total Offering	1,000,000,000.00	1,000,000,000.00	500,000,000.00	500,000,000.00
Underwriting Spread	0.250%	0.250%	0.100%	0.250%
Names of Underwriters (prospectus may be attached)	BofA Merrill Lynch, Barclays, Credit Suisse, Goldman Sachs, Mizuho Securities, Morgan Stanley, RBC Capital Markets, Banco Bradesco, BB Securities, BNY Mellon, U.S. Bancorp, Wells Fargo
Name(s) Dealer(s) from whom security was purchased	GOLDMAN, SACHS
Years of Continuous Operation	3 or more
Amount Purchased	2,193,000.00
% Offering Purchased by Fund	0.219%
% of Offering Purchased by Associated Accounts	3.781%
Sum of % of Offering Purchased	4.00%
% Fund Assets Applied to Purchase	0.122%
Is Sub-Adviser (or affiliate) a Manager or Co-Manager in the Offering	YES
Is the Manager or a Co-Manager in offering an affiliate of the Fund	YES

Rule 10f-3 Report
John Hancock Core Bond Fund
F 2.343 11/02/20, 345397YS6

Purchased Security’s Eligibility (as defined in the procedures) (check one):

☑	Registered Public Offering	☐	Eligible Foreign Offering	☐	Eligible Rule 144A Security	☐	Government Security	☐	Eligible Municipal Security
Check if the following conditions have been met (and discuss any exceptions):
☑	The securities were purchased (1) prior to the end of the first day on which any sales were made at a price that did not exceed the price paid by each other purchaser in the offering or any concurrent offering of the securities (excepting, in an Eligible Foreign Offering, rights required by law to be granted to existing security holders) and (2) on or before the fourth day before termination, if a rights offering. Information with regard to comparable securities will be retained for recordkeeping as required to support this condition and provided upon request.
☑	The securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all the securities offered, except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.
☑	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during a comparable period of time.
☑	Except for Eligible Municipal Securities, the issuer of such securities has been in continuous operation for not less than three years (including the operations of predecessors).
☐	In the case of Eligible Municipal Securities, that they are sufficiently liquid that they can be sold at or near their carrying value within a reasonably short period of time and either (i) are subject to no greater than moderate credit risk, or (ii) if the issuer of the municipal securities, or the entity supplying the revenues or other payments from which the issue is to be paid, has been in continuous operation for less than three years, including the operation of any predecessors, the securities are subject to a minimal or low amount of credit risk.
☑	Percentage of offering purchased by the Fund and other funds advised by the same investment adviser (or its affiliates) or accounts with respect to which the same investment adviser (or its affiliates) has, and has exercised, investment discretion, did not exceed: (a) for Eligible Rule 144A offering, 25% of the total of (1) principal amount of offering of such class sold by underwriters to qualified institution buyers plus (2) principal amount of class in any concurrent public offering; (b) other securities, 25% of principal amount of offering of class.
☑	The Fund did not purchase the securities being offered directly or indirectly from an Affiliated Underwriter, provided that a purchase from a syndicate manager shall not be deemed to be a purchase from an Affiliated Underwriter so long as (a) such Affiliated Underwriter did not benefit directly or indirectly from, the transaction, and, (b) in the case of Eligible Municipal Securities, the purchase was not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.
Check below if written statements of issuer, syndicate manager, or underwriter or seller of securities were relied upon to determine:
☐	The securities were sold in an Eligible Rule 144A Offering;	☐	Compliance with the first condition, above, regarding time and price.
Attach copy of written statement for each box checked. On behalf of the Sub-Adviser, the undersigned hereby certifies that the purchase of securities noted above under “Purchased Security’s Eligibility” complies with the Fund’s Rule 10f-3 Procedures and that all records will be maintained for review and support for such certification. The review for Rule 10f-3 was comprehensive and included a review of the final offering documents for identification of affiliated underwriters.

Rule 10f-3 Report
John Hancock Core Bond Fund
F 3.815 11/02/27, 345397YT4

Comparable Securities	0	1	2	3
Trade	102318211
Trade Date	10/30/2017	10/30/2017	10/30/2017	10/30/2017
Cusip	345397YT4	345397YT4	345397YT4	345397YT4
ComparableCusip	345397YT4	040555CW2	120568AZ3	60687YAM1
Description of Security	F 3.815 11/02/27	PNW 2.95 09/15/27	BG 3 3/4 09/25/27	MIZUHO 3.17 09/11/27
Name of Issuer	FORD MOTOR CREDIT CO LLC	ARIZONA PUBLIC SER	BUNGE LTD FINANCE	MIZUHO FINANCIAL G
Date of Purchase	10/30/2017	09/06/2017	09/18/2017	09/05/2017
Date of Offering Commenced	10/30/2017	09/06/2017	09/18/2017	09/05/2017
Unit Price	100.000	99.931	99.736	100.000
Current Yield	3.815%	2.952%	3.760%	3.170%
Yield To Maturity	3.815%	3.085%	3.782%	3.211%
Principal Amt of Total Offering	750,000,000.00	300,000,000.00	600,000,000.00	1,100,000,000.00
Underwriting Spread	0.450%	0.650%	0.650%	0.450%
Names of Underwriters (prospectus may be attached)	BofA Merrill Lynch, Barclays, Credit Suisse, Goldman Sachs, Mizuho Securities, Morgan Stanley, RBC Capital Markets, Banco Bradesco, BB Securities, BNY Mellon, U.S. Bancorp, Wells Fargo
Name(s) Dealer(s) from whom security was purchased	GOLDMAN, SACHS
Years of Continuous Operation	3 or more
Amount Purchased	2,193,000.00
% Offering Purchased by Fund	0.292%
% of Offering Purchased by Associated Accounts	3.708%
Sum of % of Offering Purchased	4.00%
% Fund Assets Applied to Purchase	0.122%
Is Sub-Adviser (or affiliate) a Manager or Co-Manager in the Offering	YES
Is the Manager or a Co-Manager in offering an affiliate of the Fund	YES

Rule 10f-3 Report
John Hancock Core Bond Fund
F 3.815 11/02/27, 345397YT4

Purchased Security’s Eligibility (as defined in the procedures) (check one):

☑	Registered Public Offering	☐	Eligible Foreign Offering	☐	Eligible Rule 144A Security	☐	Government Security	☐	Eligible Municipal Security
Check if the following conditions have been met (and discuss any exceptions):
☑	The securities were purchased (1) prior to the end of the first day on which any sales were made at a price that did not exceed the price paid by each other purchaser in the offering or any concurrent offering of the securities (excepting, in an Eligible Foreign Offering, rights required by law to be granted to existing security holders) and (2) on or before the fourth day before termination, if a rights offering. Information with regard to comparable securities will be retained for recordkeeping as required to support this condition and provided upon request.
☑	The securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all the securities offered, except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.
☑	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during a comparable period of time.
☑	Except for Eligible Municipal Securities, the issuer of such securities has been in continuous operation for not less than three years (including the operations of predecessors).
☐	In the case of Eligible Municipal Securities, that they are sufficiently liquid that they can be sold at or near their carrying value within a reasonably short period of time and either (i) are subject to no greater than moderate credit risk, or (ii) if the issuer of the municipal securities, or the entity supplying the revenues or other payments from which the issue is to be paid, has been in continuous operation for less than three years, including the operation of any predecessors, the securities are subject to a minimal or low amount of credit risk.
☑	Percentage of offering purchased by the Fund and other funds advised by the same investment adviser (or its affiliates) or accounts with respect to which the same investment adviser (or its affiliates) has, and has exercised, investment discretion, did not exceed: (a) for Eligible Rule 144A offering, 25% of the total of (1) principal amount of offering of such class sold by underwriters to qualified institution buyers plus (2) principal amount of class in any concurrent public offering; (b) other securities, 25% of principal amount of offering of class.
☑	The Fund did not purchase the securities being offered directly or indirectly from an Affiliated Underwriter, provided that a purchase from a syndicate manager shall not be deemed to be a purchase from an Affiliated Underwriter so long as (a) such Affiliated Underwriter did not benefit directly or indirectly from, the transaction, and, (b) in the case of Eligible Municipal Securities, the purchase was not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.
Check below if written statements of issuer, syndicate manager, or underwriter or seller of securities were relied upon to determine:
☐	The securities were sold in an Eligible Rule 144A Offering;	☐	Compliance with the first condition, above, regarding time and price.
Attach copy of written statement for each box checked. On behalf of the Sub-Adviser, the undersigned hereby certifies that the purchase of securities noted above under “Purchased Security’s Eligibility” complies with the Fund’s Rule 10f-3 Procedures and that all records will be maintained for review and support for such certification. The review for Rule 10f-3 was comprehensive and included a review of the final offering documents for identification of affiliated underwriters.

Rule 10f-3 Report
John Hancock Core Bond Fund
MKL 3 1/2 11/01/27, 570535AR5

Comparable Securities	0	1	2	3
Trade	102318511
Trade Date	10/30/2017	10/30/2017	10/30/2017	10/30/2017
Cusip	570535AR5	570535AR5	570535AR5	570535AR5
ComparableCusip	570535AR5	040555CW2	120568AZ3	60687YAM1
Description of Security	MKL 3 1/2 11/01/27	PNW 2.95 09/15/27	BG 3 3/4 09/25/27	MIZUHO 3.17 09/11/27
Name of Issuer	MARKEL CORP	ARIZONA PUBLIC SER	BUNGE LTD FINANCE	MIZUHO FINANCIAL G
Date of Purchase	10/30/2017	09/06/2017	09/18/2017	09/05/2017
Date of Offering Commenced	10/30/2017	09/06/2017	09/18/2017	09/05/2017
Unit Price	99.783	99.931	99.736	100.000
Current Yield	3.508%	2.952%	3.760%	3.170%
Yield To Maturity	3.526%	3.085%	3.782%	3.211%
Principal Amt of Total Offering	300,000,000.00	300,000,000.00	600,000,000.00	1,100,000,000.00
Underwriting Spread	0.650%	0.650%	0.650%	0.450%
Names of Underwriters (prospectus may be attached)	Citigroup, Wells Fargo, Barclays, J.P. Morgan, SunTrust Robinson Humphrey, BB&T Capital Markets, BNY Mellon, Merrill Lynch, Credit Suisse, Loop Capital
Name(s) Dealer(s) from whom security was purchased	CITIGROUP GL 274
Years of Continuous Operation	3 or more
Amount Purchased	1,090,000.00
% Offering Purchased by Fund	0.363%
% of Offering Purchased by Associated Accounts	4.637%
Sum of % of Offering Purchased	5.00%
% Fund Assets Applied to Purchase	0.060%
Is Sub-Adviser (or affiliate) a Manager or Co-Manager in the Offering	YES
Is the Manager or a Co-Manager in offering an affiliate of the Fund	YES

Rule 10f-3 Report
John Hancock Core Bond Fund
MKL 3 1/2 11/01/27, 570535AR5

Purchased Security’s Eligibility (as defined in the procedures) (check one):

☑	Registered Public Offering	☐	Eligible Foreign Offering	☐	Eligible Rule 144A Security	☐	Government Security	☐	Eligible Municipal Security
Check if the following conditions have been met (and discuss any exceptions):
☑	The securities were purchased (1) prior to the end of the first day on which any sales were made at a price that did not exceed the price paid by each other purchaser in the offering or any concurrent offering of the securities (excepting, in an Eligible Foreign Offering, rights required by law to be granted to existing security holders) and (2) on or before the fourth day before termination, if a rights offering. Information with regard to comparable securities will be retained for recordkeeping as required to support this condition and provided upon request.
☑	The securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all the securities offered, except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.
☑	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during a comparable period of time.
☑	Except for Eligible Municipal Securities, the issuer of such securities has been in continuous operation for not less than three years (including the operations of predecessors).
☐	In the case of Eligible Municipal Securities, that they are sufficiently liquid that they can be sold at or near their carrying value within a reasonably short period of time and either (i) are subject to no greater than moderate credit risk, or (ii) if the issuer of the municipal securities, or the entity supplying the revenues or other payments from which the issue is to be paid, has been in continuous operation for less than three years, including the operation of any predecessors, the securities are subject to a minimal or low amount of credit risk.
☑	Percentage of offering purchased by the Fund and other funds advised by the same investment adviser (or its affiliates) or accounts with respect to which the same investment adviser (or its affiliates) has, and has exercised, investment discretion, did not exceed: (a) for Eligible Rule 144A offering, 25% of the total of (1) principal amount of offering of such class sold by underwriters to qualified institution buyers plus (2) principal amount of class in any concurrent public offering; (b) other securities, 25% of principal amount of offering of class.
☑	The Fund did not purchase the securities being offered directly or indirectly from an Affiliated Underwriter, provided that a purchase from a syndicate manager shall not be deemed to be a purchase from an Affiliated Underwriter so long as (a) such Affiliated Underwriter did not benefit directly or indirectly from, the transaction, and, (b) in the case of Eligible Municipal Securities, the purchase was not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.
Check below if written statements of issuer, syndicate manager, or underwriter or seller of securities were relied upon to determine:
☐	The securities were sold in an Eligible Rule 144A Offering;	☐	Compliance with the first condition, above, regarding time and price.
Attach copy of written statement for each box checked. On behalf of the Sub-Adviser, the undersigned hereby certifies that the purchase of securities noted above under “Purchased Security’s Eligibility” complies with the Fund’s Rule 10f-3 Procedures and that all records will be maintained for review and support for such certification. The review for Rule 10f-3 was comprehensive and included a review of the final offering documents for identification of affiliated underwriters.

Rule 10f-3 Report
John Hancock Core Bond Fund
MKL 4.3 11/01/47, 570535AS3

Comparable Securities	0	1	2	3
Trade	102318698
Trade Date	10/30/2017	10/30/2017	10/30/2017	10/30/2017
Cusip	570535AS3	570535AS3	570535AS3	570535AS3
ComparableCusip	570535AS3	26441CAY1	69352PAM5	039483BM3
Description of Security	MKL 4.3 11/01/47	DUK 3.95 08/15/47	PPL 4 09/15/47	ADM 3 3/4 09/15/47
Name of Issuer	MARKEL CORP	DUKE ENERGY CORP	PPL CAPITAL FUNDIN	ARCHER-DANIELS-MI
Date of Purchase	10/30/2017	08/07/2017	09/06/2017	09/11/2017
Date of Offering Commenced	10/30/2017	08/07/2017	09/06/2017	09/11/2017
Unit Price	99.383	99.598	98.792	99.535
Current Yield	4.327%	3.966%	4.049%	3.768%
Yield To Maturity	4.337%	3.960%	3.877%	3.831%
Principal Amt of Total Offering	300,000,000.00	500,000,000.00	500,000,000.00	500,000,000.00
Underwriting Spread	0.875%	0.875%	0.875%	0.875%
Names of Underwriters (prospectus may be attached)	Citigroup, Wells Fargo, Barclays, J.P. Morgan, SunTrust Robinson Humphrey, BB&T Capital Markets, BNY Mellon, BofA Merril Lynch, Credit Suisse, Loop Capital
Name(s) Dealer(s) from whom security was purchased	CITIGROUP GL 274
Years of Continuous Operation	3 or more
Amount Purchased	290,000.00
% Offering Purchased by Fund	0.097%
% of Offering Purchased by Associated Accounts	3.903%
Sum of % of Offering Purchased	4.00%
% Fund Assets Applied to Purchase	0.016%
Is Sub-Adviser (or affiliate) a Manager or Co-Manager in the Offering	YES
Is the Manager or a Co-Manager in offering an affiliate of the Fund	YES

Rule 10f-3 Report
John Hancock Core Bond Fund
MKL 4.3 11/01/47, 570535AS3

Purchased Security’s Eligibility (as defined in the procedures) (check one):

☑	Registered Public Offering	☐	Eligible Foreign Offering	☐	Eligible Rule 144A Security	☐	Government Security	☐	Eligible Municipal Security
Check if the following conditions have been met (and discuss any exceptions):
☑	The securities were purchased (1) prior to the end of the first day on which any sales were made at a price that did not exceed the price paid by each other purchaser in the offering or any concurrent offering of the securities (excepting, in an Eligible Foreign Offering, rights required by law to be granted to existing security holders) and (2) on or before the fourth day before termination, if a rights offering. Information with regard to comparable securities will be retained for recordkeeping as required to support this condition and provided upon request.
☑	The securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all the securities offered, except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.
☑	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during a comparable period of time.
☑	Except for Eligible Municipal Securities, the issuer of such securities has been in continuous operation for not less than three years (including the operations of predecessors).
☐	In the case of Eligible Municipal Securities, that they are sufficiently liquid that they can be sold at or near their carrying value within a reasonably short period of time and either (i) are subject to no greater than moderate credit risk, or (ii) if the issuer of the municipal securities, or the entity supplying the revenues or other payments from which the issue is to be paid, has been in continuous operation for less than three years, including the operation of any predecessors, the securities are subject to a minimal or low amount of credit risk.
☑	Percentage of offering purchased by the Fund and other funds advised by the same investment adviser (or its affiliates) or accounts with respect to which the same investment adviser (or its affiliates) has, and has exercised, investment discretion, did not exceed: (a) for Eligible Rule 144A offering, 25% of the total of (1) principal amount of offering of such class sold by underwriters to qualified institution buyers plus (2) principal amount of class in any concurrent public offering; (b) other securities, 25% of principal amount of offering of class.
☑	The Fund did not purchase the securities being offered directly or indirectly from an Affiliated Underwriter, provided that a purchase from a syndicate manager shall not be deemed to be a purchase from an Affiliated Underwriter so long as (a) such Affiliated Underwriter did not benefit directly or indirectly from, the transaction, and, (b) in the case of Eligible Municipal Securities, the purchase was not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.
Check below if written statements of issuer, syndicate manager, or underwriter or seller of securities were relied upon to determine:
☐	The securities were sold in an Eligible Rule 144A Offering;	☐	Compliance with the first condition, above, regarding time and price.
Attach copy of written statement for each box checked. On behalf of the Sub-Adviser, the undersigned hereby certifies that the purchase of securities noted above under “Purchased Security’s Eligibility” complies with the Fund’s Rule 10f-3 Procedures and that all records will be maintained for review and support for such certification. The review for Rule 10f-3 was comprehensive and included a review of the final offering documents for identification of affiliated underwriters.

Rule 10f-3 Report
John Hancock Core Bond Fund
ORCL 2 5/8 02/15/23, 68389XBR5

Comparable Securities	0	1	2	3
Trade	102422061
Trade Date	11/07/2017	11/07/2017	11/07/2017	11/07/2017
Cusip	68389XBR5	68389XBR5	68389XBR5	68389XBR5
ComparableCusip	68389XBR5	718172CD9	172967LQ2	87161CAL9
Description of Security	ORCL 2 5/8 02/15/23	PM 2 1/2 11/02/22	C 2.7 10/27/22	SNV 3 1/8 11/01/22
Name of Issuer	ORACLE CORP	PHILIP MORRIS INTL I	CITIGROUP INC	SYNOVUS FINANCIAL
Date of Purchase	11/07/2017	10/31/2017	10/23/2017	10/25/2017
Date of Offering Commenced	11/07/2017	10/31/2017	10/23/2017	10/25/2017
Unit Price	99.934	99.571	99.666	99.729
Current Yield	2.627%	2.511%	2.709%	3.133%
Yield To Maturity	2.637%	2.538%	2.772%	3.002%
Principal Amt of Total Offering	1,250,000,000.00	750,000,000.00	1,750,000,000.00	300,000,000.00
Underwriting Spread	0.175%	0.300%	0.325%	0.500%
Names of Underwriters (prospectus may be attached)	BofA Merrill Lynch, Wells Fargo, J.P. Morgan, BNP Paribas, HSBC, Standard Chartered Bank
Name(s) Dealer(s) from whom security was purchased	BANK OF AMERICA
Years of Continuous Operation	3 or more
Amount Purchased	2,922,000.00
% Offering Purchased by Fund	0.234%
% of Offering Purchased by Associated Accounts	3.05%
Sum of % of Offering Purchased	3.28%
% Fund Assets Applied to Purchase	0.161%
Is Sub-Adviser (or affiliate) a Manager or Co-Manager in the Offering	YES
Is the Manager or a Co-Manager in offering an affiliate of the Fund	YES

Rule 10f-3 Report
John Hancock Core Bond Fund
ORCL 2 5/8 02/15/23, 68389XBR5

Purchased Security’s Eligibility (as defined in the procedures) (check one):

☑	Registered Public Offering	☐	Eligible Foreign Offering	☐	Eligible Rule 144A Security	☐	Government Security	☐	Eligible Municipal Security
Check if the following conditions have been met (and discuss any exceptions):
☑	The securities were purchased (1) prior to the end of the first day on which any sales were made at a price that did not exceed the price paid by each other purchaser in the offering or any concurrent offering of the securities (excepting, in an Eligible Foreign Offering, rights required by law to be granted to existing security holders) and (2) on or before the fourth day before termination, if a rights offering. Information with regard to comparable securities will be retained for recordkeeping as required to support this condition and provided upon request.
☑	The securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all the securities offered, except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.
☑	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during a comparable period of time.
☑	Except for Eligible Municipal Securities, the issuer of such securities has been in continuous operation for not less than three years (including the operations of predecessors).
☐	In the case of Eligible Municipal Securities, that they are sufficiently liquid that they can be sold at or near their carrying value within a reasonably short period of time and either (i) are subject to no greater than moderate credit risk, or (ii) if the issuer of the municipal securities, or the entity supplying the revenues or other payments from which the issue is to be paid, has been in continuous operation for less than three years, including the operation of any predecessors, the securities are subject to a minimal or low amount of credit risk.
☑	Percentage of offering purchased by the Fund and other funds advised by the same investment adviser (or its affiliates) or accounts with respect to which the same investment adviser (or its affiliates) has, and has exercised, investment discretion, did not exceed: (a) for Eligible Rule 144A offering, 25% of the total of (1) principal amount of offering of such class sold by underwriters to qualified institution buyers plus (2) principal amount of class in any concurrent public offering; (b) other securities, 25% of principal amount of offering of class.
☑	The Fund did not purchase the securities being offered directly or indirectly from an Affiliated Underwriter, provided that a purchase from a syndicate manager shall not be deemed to be a purchase from an Affiliated Underwriter so long as (a) such Affiliated Underwriter did not benefit directly or indirectly from, the transaction, and, (b) in the case of Eligible Municipal Securities, the purchase was not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.
Check below if written statements of issuer, syndicate manager, or underwriter or seller of securities were relied upon to determine:
☐	The securities were sold in an Eligible Rule 144A Offering;	☐	Compliance with the first condition, above, regarding time and price.
Attach copy of written statement for each box checked. On behalf of the Sub-Adviser, the undersigned hereby certifies that the purchase of securities noted above under “Purchased Security’s Eligibility” complies with the Fund’s Rule 10f-3 Procedures and that all records will be maintained for review and support for such certification. The review for Rule 10f-3 was comprehensive and included a review of the final offering documents for identification of affiliated underwriters.

Rule 10f-3 Report
John Hancock Core Bond Fund
ORCL 2.95 11/15/24, 68389XBS3

Comparable Securities	0	1	2	3
Trade	102423053
Trade Date	11/07/2017	11/07/2017	11/07/2017	11/07/2017
Cusip	68389XBS3	68389XBS3	68389XBS3	68389XBS3
ComparableCusip	68389XBS3	37045XCD6	14040HBT1	042735BG4
Description of Security	ORCL 2.95 11/15/24	GM 3 1/2 11/07/24	COF 3.3 10/30/24	ARW 3 1/4 09/08/24
Name of Issuer	ORACLE CORP	GENERAL MOTORS FI	CAPITAL ONE FINANC	ARROW ELECTRONIC
Date of Purchase	11/07/2017	11/02/2017	10/26/2017	09/05/2017
Date of Offering Commenced	11/07/2017	11/02/2017	10/26/2017	09/05/2017
Unit Price	99.842	99.852	99.709	99.387
Current Yield	2.955%	3.505%	3.310%	3.270%
Yield To Maturity	2.975%	3.524%	3.347%	3.349%
Principal Amt of Total Offering	2,000,000,000.00	750,000,000.00	1,500,000,000.00	500,000,000.00
Underwriting Spread	0.200%	0.400%	0.400%	0.625%
Names of Underwriters (prospectus may be attached)	BofA Merrill Lynch, Wells Fargo, J.P. Morgan, BNP Paribas, HSBC, Standard Chartered Bank
Name(s) Dealer(s) from whom security was purchased	BANK OF AMERICA
Years of Continuous Operation	3 or more
Amount Purchased	1,826,000.00
% Offering Purchased by Fund	0.091%
% of Offering Purchased by Associated Accounts	2.19%
Sum of % of Offering Purchased	2.25%
% Fund Assets Applied to Purchase	0.100%
Is Sub-Adviser (or affiliate) a Manager or Co-Manager in the Offering	YES
Is the Manager or a Co-Manager in offering an affiliate of the Fund	YES

Rule 10f-3 Report
John Hancock Core Bond Fund
ORCL 2.95 11/15/24, 68389XBS3

Purchased Security’s Eligibility (as defined in the procedures) (check one):

☑	Registered Public Offering	☐	Eligible Foreign Offering	☐	Eligible Rule 144A Security	☐	Government Security	☐	Eligible Municipal Security
Check if the following conditions have been met (and discuss any exceptions):
☑	The securities were purchased (1) prior to the end of the first day on which any sales were made at a price that did not exceed the price paid by each other purchaser in the offering or any concurrent offering of the securities (excepting, in an Eligible Foreign Offering, rights required by law to be granted to existing security holders) and (2) on or before the fourth day before termination, if a rights offering. Information with regard to comparable securities will be retained for recordkeeping as required to support this condition and provided upon request.
☑	The securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all the securities offered, except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.
☑	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during a comparable period of time.
☑	Except for Eligible Municipal Securities, the issuer of such securities has been in continuous operation for not less than three years (including the operations of predecessors).
☐	In the case of Eligible Municipal Securities, that they are sufficiently liquid that they can be sold at or near their carrying value within a reasonably short period of time and either (i) are subject to no greater than moderate credit risk, or (ii) if the issuer of the municipal securities, or the entity supplying the revenues or other payments from which the issue is to be paid, has been in continuous operation for less than three years, including the operation of any predecessors, the securities are subject to a minimal or low amount of credit risk.
☑	Percentage of offering purchased by the Fund and other funds advised by the same investment adviser (or its affiliates) or accounts with respect to which the same investment adviser (or its affiliates) has, and has exercised, investment discretion, did not exceed: (a) for Eligible Rule 144A offering, 25% of the total of (1) principal amount of offering of such class sold by underwriters to qualified institution buyers plus (2) principal amount of class in any concurrent public offering; (b) other securities, 25% of principal amount of offering of class.
☑	The Fund did not purchase the securities being offered directly or indirectly from an Affiliated Underwriter, provided that a purchase from a syndicate manager shall not be deemed to be a purchase from an Affiliated Underwriter so long as (a) such Affiliated Underwriter did not benefit directly or indirectly from, the transaction, and, (b) in the case of Eligible Municipal Securities, the purchase was not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.
Check below if written statements of issuer, syndicate manager, or underwriter or seller of securities were relied upon to determine:
☐	The securities were sold in an Eligible Rule 144A Offering;	☐	Compliance with the first condition, above, regarding time and price.
Attach copy of written statement for each box checked. On behalf of the Sub-Adviser, the undersigned hereby certifies that the purchase of securities noted above under “Purchased Security’s Eligibility” complies with the Fund’s Rule 10f-3 Procedures and that all records will be maintained for review and support for such certification. The review for Rule 10f-3 was comprehensive and included a review of the final offering documents for identification of affiliated underwriters.

Rule 10f-3 Report
John Hancock Core Bond Fund
ORCL 3 1/4 11/15/27, 68389XBN4

Comparable Securities	0	1	2	3
Trade	102423248
Trade Date	11/07/2017	11/07/2017	11/07/2017	11/07/2017
Cusip	68389XBN4	68389XBN4	68389XBN4	68389XBN4
ComparableCusip	68389XBN4	718172CE7	882508BC7	713448DY1
Description of Security	ORCL 3 1/4 11/15/27	PM 3 1/8 03/02/28	TXN 2.9 11/03/27	PEP 3 10/15/27
Name of Issuer	ORACLE CORP	PHILIP MORRIS INTL I	TEXAS INSTRUMENTS	PEPSICO INC
Date of Purchase	11/07/2017	10/31/2017	10/26/2017	10/05/2017
Date of Offering Commenced	11/07/2017	10/31/2017	10/26/2017	10/05/2017
Unit Price	99.889	99.295	98.843	99.717
Current Yield	3.254%	3.147%	2.934%	3.009%
Yield To Maturity	3.263%	3.180%	2.954%	3.033%
Principal Amt of Total Offering	2,750,000,000.00	500,000,000.00	500,000,000.00	1,500,000,000.00
Underwriting Spread	0.225%	0.450%	0.450%	0.450%
Names of Underwriters (prospectus may be attached)	BofA Merrill Lynch, Wells Fargo, J.P. Morgan, BNP Paribas, HSBC, Standard Chartered Bank
Name(s) Dealer(s) from whom security was purchased	BANK OF AMERICA
Years of Continuous Operation	3 or more
Amount Purchased	2,191,000.00
% Offering Purchased by Fund	0.080%
% of Offering Purchased by Associated Accounts	2.47%
Sum of % of Offering Purchased	2.55%
% Fund Assets Applied to Purchase	0.120%
Is Sub-Adviser (or affiliate) a Manager or Co-Manager in the Offering	YES
Is the Manager or a Co-Manager in offering an affiliate of the Fund	YES

Rule 10f-3 Report
John Hancock Core Bond Fund
ORCL 3 1/4 11/15/27, 68389XBN4

Purchased Security’s Eligibility (as defined in the procedures) (check one):

☑	Registered Public Offering	☐	Eligible Foreign Offering	☐	Eligible Rule 144A Security	☐	Government Security	☐	Eligible Municipal Security
Check if the following conditions have been met (and discuss any exceptions):
☑	The securities were purchased (1) prior to the end of the first day on which any sales were made at a price that did not exceed the price paid by each other purchaser in the offering or any concurrent offering of the securities (excepting, in an Eligible Foreign Offering, rights required by law to be granted to existing security holders) and (2) on or before the fourth day before termination, if a rights offering. Information with regard to comparable securities will be retained for recordkeeping as required to support this condition and provided upon request.
☑	The securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all the securities offered, except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.
☑	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during a comparable period of time.
☑	Except for Eligible Municipal Securities, the issuer of such securities has been in continuous operation for not less than three years (including the operations of predecessors).
☐	In the case of Eligible Municipal Securities, that they are sufficiently liquid that they can be sold at or near their carrying value within a reasonably short period of time and either (i) are subject to no greater than moderate credit risk, or (ii) if the issuer of the municipal securities, or the entity supplying the revenues or other payments from which the issue is to be paid, has been in continuous operation for less than three years, including the operation of any predecessors, the securities are subject to a minimal or low amount of credit risk.
☑	Percentage of offering purchased by the Fund and other funds advised by the same investment adviser (or its affiliates) or accounts with respect to which the same investment adviser (or its affiliates) has, and has exercised, investment discretion, did not exceed: (a) for Eligible Rule 144A offering, 25% of the total of (1) principal amount of offering of such class sold by underwriters to qualified institution buyers plus (2) principal amount of class in any concurrent public offering; (b) other securities, 25% of principal amount of offering of class.
☑	The Fund did not purchase the securities being offered directly or indirectly from an Affiliated Underwriter, provided that a purchase from a syndicate manager shall not be deemed to be a purchase from an Affiliated Underwriter so long as (a) such Affiliated Underwriter did not benefit directly or indirectly from, the transaction, and, (b) in the case of Eligible Municipal Securities, the purchase was not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.
Check below if written statements of issuer, syndicate manager, or underwriter or seller of securities were relied upon to determine:
☐	The securities were sold in an Eligible Rule 144A Offering;	☐	Compliance with the first condition, above, regarding time and price.
Attach copy of written statement for each box checked. On behalf of the Sub-Adviser, the undersigned hereby certifies that the purchase of securities noted above under “Purchased Security’s Eligibility” complies with the Fund’s Rule 10f-3 Procedures and that all records will be maintained for review and support for such certification. The review for Rule 10f-3 was comprehensive and included a review of the final offering documents for identification of affiliated underwriters.

Rule 10f-3 Report
John Hancock Core Bond Fund
ORCL 3.8 11/15/37, 68389XBP9

Comparable Securities	0	1	2	3
Trade	102423671
Trade Date	11/07/2017	11/07/2017	11/07/2017	11/07/2017
Cusip	68389XBP9	68389XBP9	68389XBP9	68389XBP9
ComparableCusip	68389XBP9	478160CF9	594918BZ6	002824BG4
Description of Security	ORCL 3.8 11/15/37	JNJ 3 5/8 03/03/37	MSFT 4.1 02/06/37	ABT 4 3/4 11/30/36
Name of Issuer	ORACLE CORP	JOHNSON & JOHNSO	MICROSOFT CORP	ABBOTT LABORATORI
Date of Purchase	11/07/2017	02/28/2017	01/30/2017	11/17/2016
Date of Offering Commenced	11/07/2017	02/28/2017	01/30/2017	11/17/2016
Unit Price	99.624	99.746	99.783	99.360
Current Yield	3.814%	3.634%	4.109%	4.781%
Yield To Maturity	3.827%	3.402%	4.116%	3.993%
Principal Amt of Total Offering	1,750,000,000.00	1,500,000,000.00	2,500,000,000.00	1,650,000,000.00
Underwriting Spread	0.438%	0.750%	0.750%	0.875%
Names of Underwriters (prospectus may be attached)	BofA Merrill Lynch, Wells Fargo, J.P. Morgan, BNP Paribas, HSBC, Standard Chartered Bank
Name(s) Dealer(s) from whom security was purchased	BANK OF AMERICA
Years of Continuous Operation	3 or more
Amount Purchased	1,899,000.00
% Offering Purchased by Fund	0.109%
% of Offering Purchased by Associated Accounts	1.61%
Sum of % of Offering Purchased	1.71%
% Fund Assets Applied to Purchase	0.104%
Is Sub-Adviser (or affiliate) a Manager or Co-Manager in the Offering	YES
Is the Manager or a Co-Manager in offering an affiliate of the Fund	YES

Rule 10f-3 Report
John Hancock Core Bond Fund
ORCL 3.8 11/15/37, 68389XBP9

Purchased Security’s Eligibility (as defined in the procedures) (check one):

☑	Registered Public Offering	☐	Eligible Foreign Offering	☐	Eligible Rule 144A Security	☐	Government Security	☐	Eligible Municipal Security
Check if the following conditions have been met (and discuss any exceptions):
☐	The securities were purchased (1) prior to the end of the first day on which any sales were made at a price that did not exceed the price paid by each other purchaser in the offering or any concurrent offering of the securities (excepting, in an Eligible Foreign Offering, rights required by law to be granted to existing security holders) and (2) on or before the fourth day before termination, if a rights offering. Information with regard to comparable securities will be retained for recordkeeping as required to support this condition and provided upon request.
☑	The securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all the securities offered, except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.
☑	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during a comparable period of time.
☑	Except for Eligible Municipal Securities, the issuer of such securities has been in continuous operation for not less than three years (including the operations of predecessors).
☐	In the case of Eligible Municipal Securities, that they are sufficiently liquid that they can be sold at or near their carrying value within a reasonably short period of time and either (i) are subject to no greater than moderate credit risk, or (ii) if the issuer of the municipal securities, or the entity supplying the revenues or other payments from which the issue is to be paid, has been in continuous operation for less than three years, including the operation of any predecessors, the securities are subject to a minimal or low amount of credit risk.
☑	Percentage of offering purchased by the Fund and other funds advised by the same investment adviser (or its affiliates) or accounts with respect to which the same investment adviser (or its affiliates) has, and has exercised, investment discretion, did not exceed: (a) for Eligible Rule 144A offering, 25% of the total of (1) principal amount of offering of such class sold by underwriters to qualified institution buyers plus (2) principal amount of class in any concurrent public offering; (b) other securities, 25% of principal amount of offering of class.
☑	The Fund did not purchase the securities being offered directly or indirectly from an Affiliated Underwriter, provided that a purchase from a syndicate manager shall not be deemed to be a purchase from an Affiliated Underwriter so long as (a) such Affiliated Underwriter did not benefit directly or indirectly from, the transaction, and, (b) in the case of Eligible Municipal Securities, the purchase was not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.
Check below if written statements of issuer, syndicate manager, or underwriter or seller of securities were relied upon to determine:
☐	The securities were sold in an Eligible Rule 144A Offering;	☐	Compliance with the first condition, above, regarding time and price.
Attach copy of written statement for each box checked. On behalf of the Sub-Adviser, the undersigned hereby certifies that the purchase of securities noted above under “Purchased Security’s Eligibility” complies with the Fund’s Rule 10f-3 Procedures and that all records will be maintained for review and support for such certification. The review for Rule 10f-3 was comprehensive and included a review of the final offering documents for identification of affiliated underwriters.

Rule 10f-3 Report
John Hancock Core Bond Fund
ORCL 4 11/15/47, 68389XBQ7

Comparable Securities	0	1	2	3
Trade	102423466
Trade Date	11/07/2017	11/07/2017	11/07/2017	11/07/2017
Cusip	68389XBQ7	68389XBQ7	68389XBQ7	68389XBQ7
ComparableCusip	68389XBQ7	693304AV9	665772CQ0	69352PAM5
Description of Security	ORCL 4 11/15/47	EXC 3.7 09/15/47	XEL 3.6 09/15/47	PPL 4 09/15/47
Name of Issuer	ORACLE CORP	PECO ENERGY CO	NORTHERN STATES P	PPL CAPITAL FUNDIN
Date of Purchase	11/07/2017	09/11/2017	09/06/2017	09/06/2017
Date of Offering Commenced	11/07/2017	09/11/2017	09/06/2017	09/06/2017
Unit Price	99.531	99.623	99.003	98.792
Current Yield	4.019%	3.714%	3.636%	4.049%
Yield To Maturity	4.027%	3.567%	3.655%	3.889%
Principal Amt of Total Offering	2,250,000,000.00	325,000,000.00	600,000,000.00	500,000,000.00
Underwriting Spread	0.438%	0.875%	0.875%	0.875%
Names of Underwriters (prospectus may be attached)	BofA Merrill Lynch, Wells Fargo, J.P. Morgan, BNP Paribas, HSBC, Standard Chartered Bank
Name(s) Dealer(s) from whom security was purchased	BANK OF AMERICA
Years of Continuous Operation	3 or more
Amount Purchased	1,534,000.00
% Offering Purchased by Fund	0.068%
% of Offering Purchased by Associated Accounts	1.33%
Sum of % of Offering Purchased	1.40%
% Fund Assets Applied to Purchase	0.084%
Is Sub-Adviser (or affiliate) a Manager or Co-Manager in the Offering	YES
Is the Manager or a Co-Manager in offering an affiliate of the Fund	YES

Rule 10f-3 Report
John Hancock Core Bond Fund
ORCL 4 11/15/47, 68389XBQ7

Purchased Security’s Eligibility (as defined in the procedures) (check one):

☑	Registered Public Offering	☐	Eligible Foreign Offering	☐	Eligible Rule 144A Security	☐	Government Security	☐	Eligible Municipal Security
Check if the following conditions have been met (and discuss any exceptions):
☑	The securities were purchased (1) prior to the end of the first day on which any sales were made at a price that did not exceed the price paid by each other purchaser in the offering or any concurrent offering of the securities (excepting, in an Eligible Foreign Offering, rights required by law to be granted to existing security holders) and (2) on or before the fourth day before termination, if a rights offering. Information with regard to comparable securities will be retained for recordkeeping as required to support this condition and provided upon request.
☑	The securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all the securities offered, except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.
☑	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during a comparable period of time.
☑	Except for Eligible Municipal Securities, the issuer of such securities has been in continuous operation for not less than three years (including the operations of predecessors).
☐	In the case of Eligible Municipal Securities, that they are sufficiently liquid that they can be sold at or near their carrying value within a reasonably short period of time and either (i) are subject to no greater than moderate credit risk, or (ii) if the issuer of the municipal securities, or the entity supplying the revenues or other payments from which the issue is to be paid, has been in continuous operation for less than three years, including the operation of any predecessors, the securities are subject to a minimal or low amount of credit risk.
☑	Percentage of offering purchased by the Fund and other funds advised by the same investment adviser (or its affiliates) or accounts with respect to which the same investment adviser (or its affiliates) has, and has exercised, investment discretion, did not exceed: (a) for Eligible Rule 144A offering, 25% of the total of (1) principal amount of offering of such class sold by underwriters to qualified institution buyers plus (2) principal amount of class in any concurrent public offering; (b) other securities, 25% of principal amount of offering of class.
☑	The Fund did not purchase the securities being offered directly or indirectly from an Affiliated Underwriter, provided that a purchase from a syndicate manager shall not be deemed to be a purchase from an Affiliated Underwriter so long as (a) such Affiliated Underwriter did not benefit directly or indirectly from, the transaction, and, (b) in the case of Eligible Municipal Securities, the purchase was not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.
Check below if written statements of issuer, syndicate manager, or underwriter or seller of securities were relied upon to determine:
☐	The securities were sold in an Eligible Rule 144A Offering;	☐	Compliance with the first condition, above, regarding time and price.
Attach copy of written statement for each box checked. On behalf of the Sub-Adviser, the undersigned hereby certifies that the purchase of securities noted above under “Purchased Security’s Eligibility” complies with the Fund’s Rule 10f-3 Procedures and that all records will be maintained for review and support for such certification. The review for Rule 10f-3 was comprehensive and included a review of the final offering documents for identification of affiliated underwriters.

Rule 10f-3 Report
John Hancock Core Bond Fund
AEP 3.2 11/13/27, 025537AJ0

Comparable Securities	0	1	2	3
Trade	102439027
Trade Date	11/08/2017	11/08/2017	11/08/2017	11/08/2017
Cusip	025537AJ0	025537AJ0	025537AJ0	025537AJ0
ComparableCusip	025537AJ0	718172CE7	882508BC7	713448DY1
Description of Security	AEP 3.2 11/13/27	PM 3 1/8 03/02/28	TXN 2.9 11/03/27	PEP 3 10/15/27
Name of Issuer	AMERICAN ELECTRIC POWER	PHILIP MORRIS INTL I	TEXAS INSTRUMENTS	PEPSICO INC
Date of Purchase	11/08/2017	10/31/2017	10/26/2017	10/05/2017
Date of Offering Commenced	11/08/2017	10/31/2017	10/26/2017	10/05/2017
Unit Price	99.830	99.295	98.843	99.717
Current Yield	3.205%	3.147%	2.934%	3.009%
Yield To Maturity	3.220%	3.227%	3.066%	3.033%
Principal Amt of Total Offering	500,000,000.00	500,000,000.00	500,000,000.00	1,500,000,000.00
Underwriting Spread	0.650%	0.450%	0.450%	0.450%
Names of Underwriters (prospectus may be attached)	J.P. Morgan, Scotia Capital, Wells Fargo, BofA Merrill Lynch, Morgan Stanley, SunTrust Robinson Humphrey, The Huntington Investment Co., Fifth Third Securities
Name(s) Dealer(s) from whom security was purchased	CHASE SECURITIES
Years of Continuous Operation	3 or more
Amount Purchased	1,461,000.00
% Offering Purchased by Fund	0.292%
% of Offering Purchased by Associated Accounts	3.71%
Sum of % of Offering Purchased	4.00%
% Fund Assets Applied to Purchase	0.081%
Is Sub-Adviser (or affiliate) a Manager or Co-Manager in the Offering	YES
Is the Manager or a Co-Manager in offering an affiliate of the Fund	YES

Rule 10f-3 Report
John Hancock Core Bond Fund
AEP 3.2 11/13/27, 025537AJ0

Purchased Security’s Eligibility (as defined in the procedures) (check one):

☑	Registered Public Offering	☐	Eligible Foreign Offering	☐	Eligible Rule 144A Security	☐	Government Security	☐	Eligible Municipal Security
Check if the following conditions have been met (and discuss any exceptions):
☑	The securities were purchased (1) prior to the end of the first day on which any sales were made at a price that did not exceed the price paid by each other purchaser in the offering or any concurrent offering of the securities (excepting, in an Eligible Foreign Offering, rights required by law to be granted to existing security holders) and (2) on or before the fourth day before termination, if a rights offering. Information with regard to comparable securities will be retained for recordkeeping as required to support this condition and provided upon request.
☑	The securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all the securities offered, except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.
☑	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during a comparable period of time.
☑	Except for Eligible Municipal Securities, the issuer of such securities has been in continuous operation for not less than three years (including the operations of predecessors).
☐	In the case of Eligible Municipal Securities, that they are sufficiently liquid that they can be sold at or near their carrying value within a reasonably short period of time and either (i) are subject to no greater than moderate credit risk, or (ii) if the issuer of the municipal securities, or the entity supplying the revenues or other payments from which the issue is to be paid, has been in continuous operation for less than three years, including the operation of any predecessors, the securities are subject to a minimal or low amount of credit risk.
☑	Percentage of offering purchased by the Fund and other funds advised by the same investment adviser (or its affiliates) or accounts with respect to which the same investment adviser (or its affiliates) has, and has exercised, investment discretion, did not exceed: (a) for Eligible Rule 144A offering, 25% of the total of (1) principal amount of offering of such class sold by underwriters to qualified institution buyers plus (2) principal amount of class in any concurrent public offering; (b) other securities, 25% of principal amount of offering of class.
☑	The Fund did not purchase the securities being offered directly or indirectly from an Affiliated Underwriter, provided that a purchase from a syndicate manager shall not be deemed to be a purchase from an Affiliated Underwriter so long as (a) such Affiliated Underwriter did not benefit directly or indirectly from, the transaction, and, (b) in the case of Eligible Municipal Securities, the purchase was not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.
Check below if written statements of issuer, syndicate manager, or underwriter or seller of securities were relied upon to determine:
☐	The securities were sold in an Eligible Rule 144A Offering;	☐	Compliance with the first condition, above, regarding time and price.
Attach copy of written statement for each box checked. On behalf of the Sub-Adviser, the undersigned hereby certifies that the purchase of securities noted above under “Purchased Security’s Eligibility” complies with the Fund’s Rule 10f-3 Procedures and that all records will be maintained for review and support for such certification. The review for Rule 10f-3 was comprehensive and included a review of the final offering documents for identification of affiliated underwriters.

Rule 10f-3 Report
John Hancock Core Bond Fund
WFNMT 2017-C A, 981464GH7

Comparable Securities	0	1	2	3
Trade	102431781
Trade Date	11/08/2017	11/08/2017	11/08/2017	11/08/2017
Cusip	981464GH7	981464GH7	981464GH7	981464GH7
ComparableCusip	981464GH7	43814PAD2	80284YAD6	89237RAE8
Description of Security	WFNMT 2017-C A	HAROT 2017-3 A4	SDART 2017-3 A3	TAOT 2017-C A4
Name of Issuer	WFNMT 2017-C A	Honda Auto Receivable	Santander Drive Auto R	Toyota Auto Receivable
Date of Purchase	11/08/2017		09/13/2017
Date of Offering Commenced		09/25/2017	09/13/2017	07/25/2017
Unit Price	99.986	99.970	99.999	99.984
Current Yield	2.310%	0%	1.870%	1.980%
Yield To Maturity	2.366%	2.082%	1.871%	2.150%
Principal Amt of Total Offering	550,000,000.00	100,000,000.00	144,600,000.00	143,250,000.00
Underwriting Spread	0.350%	0.290%	0.200%	0.300%
Names of Underwriters (prospectus may be attached)	J.P. Morgan, Mizuho
	Securities, MUFG
	Securities, SMBC
	Nikko, BNP Paribas,
	CIBC World Markets,
	Fifth Third Securities,
	RBC Capital Markets,
	Scotia Capital, Wells
	Fargo Securities
Name(s) Dealer(s) from whom security was purchased	JP MORGAN SECUR MBS
Years of Continuous Operation	3 or more
Amount Purchased	3,651,000.00
% Offering Purchased by Fund	0.664%
% of Offering Purchased by Associated Accounts	8.43%
Sum of % of Offering Purchased	9.09%
% Fund Assets Applied to Purchase	0.200%
Is Sub-Adviser (or affiliate) a Manager or Co-Manager in the Offering	YES
Is the Manager or a Co-Manager in offering an affiliate of the Fund	YES

Rule 10f-3 Report
John Hancock Core Bond Fund
WFNMT 2017-C A, 981464GH7

Purchased Security’s Eligibility (as defined in the procedures) (check one):

☑	Registered Public Offering	☐	Eligible Foreign Offering	☐	Eligible Rule 144A Security	☐	Government Security	☐	Eligible Municipal Security
Check if the following conditions have been met (and discuss any exceptions):
☑	The securities were purchased (1) prior to the end of the first day on which any sales were made at a price that did not exceed the price paid by each other purchaser in the offering or any concurrent offering of the securities (excepting, in an Eligible Foreign Offering, rights required by law to be granted to existing security holders) and (2) on or before the fourth day before termination, if a rights offering. Information with regard to comparable securities will be retained for recordkeeping as required to support this condition and provided upon request.
☑	The securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all the securities offered, except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.
☑	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during a comparable period of time.
☑	Except for Eligible Municipal Securities, the issuer of such securities has been in continuous operation for not less than three years (including the operations of predecessors).
☐	In the case of Eligible Municipal Securities, that they are sufficiently liquid that they can be sold at or near their carrying value within a reasonably short period of time and either (i) are subject to no greater than moderate credit risk, or (ii) if the issuer of the municipal securities, or the entity supplying the revenues or other payments from which the issue is to be paid, has been in continuous operation for less than three years, including the operation of any predecessors, the securities are subject to a minimal or low amount of credit risk.
☑	Percentage of offering purchased by the Fund and other funds advised by the same investment adviser (or its affiliates) or accounts with respect to which the same investment adviser (or its affiliates) has, and has exercised, investment discretion, did not exceed: (a) for Eligible Rule 144A offering, 25% of the total of (1) principal amount of offering of such class sold by underwriters to qualified institution buyers plus (2) principal amount of class in any concurrent public offering; (b) other securities, 25% of principal amount of offering of class.
☑	The Fund did not purchase the securities being offered directly or indirectly from an Affiliated Underwriter, provided that a purchase from a syndicate manager shall not be deemed to be a purchase from an Affiliated Underwriter so long as (a) such Affiliated Underwriter did not benefit directly or indirectly from, the transaction, and, (b) in the case of Eligible Municipal Securities, the purchase was not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.
Check below if written statements of issuer, syndicate manager, or underwriter or seller of securities were relied upon to determine:
☐	The securities were sold in an Eligible Rule 144A Offering;	☐	Compliance with the first condition, above, regarding time and price.
Attach copy of written statement for each box checked. On behalf of the Sub-Adviser, the undersigned hereby certifies that the purchase of securities noted above under “Purchased Security’s Eligibility” complies with the Fund’s Rule 10f-3 Procedures and that all records will be maintained for review and support for such certification. The review for Rule 10f-3 was comprehensive and included a review of the final offering documents for identification of affiliated underwriters.

Rule 10f-3 Report
John Hancock Core Bond Fund
BDN 3.95 11/15/27, 105340AQ6

Comparable Securities	0	1	2	3
Trade	102448861
Trade Date	11/09/2017	11/09/2017	11/09/2017	11/09/2017
Cusip	105340AQ6	105340AQ6	105340AQ6	105340AQ6
ComparableCusip	105340AQ6	718172CE7	882508BC7	713448DY1
Description of Security	BDN 3.95 11/15/27	PM 3 1/8 03/02/28	TXN 2.9 11/03/27	PEP 3 10/15/27
Name of Issuer	BRANDYWINE OPER PARTNERS	PHILIP MORRIS INTL I	TEXAS INSTRUMENTS	PEPSICO INC
Date of Purchase	11/09/2017	10/31/2017	10/26/2017	10/05/2017
Date of Offering Commenced	11/09/2017	10/31/2017	10/26/2017	10/05/2017
Unit Price	99.250	99.295	98.843	99.717
Current Yield	3.980%	3.147%	2.934%	3.009%
Yield To Maturity	4.042%	3.214%	3.066%	3.033%
Principal Amt of Total Offering	450,000,000.00	500,000,000.00	500,000,000.00	1,500,000,000.00
Underwriting Spread	0.650%	0.450%	0.450%	0.450%
Names of Underwriters (prospectus may be attached)	Citigroup, Merrill Lynch,
	Barclays, RBC, BMO,
	BNY Mellon, Capital
	One, Stifel, Nicholaus &
	Co., U.S. Bancorp,
	Wells Fargo, BB&T,
	KeyBanc, PNC, Samuel
	A. Ramirez, Santander,
	SunTrust Robinson
	Humphrey, Synovus,
	TD Securities, Firstrust
	Savings Bank
Name(s) Dealer(s) from whom security was purchased	BANK OF AMERICA
Years of Continuous Operation	3 or more
Amount Purchased	1,097,000.00
% Offering Purchased by Fund	0.244%
% of Offering Purchased by Associated Accounts	3.98%
Sum of % of Offering Purchased	4.22%
% Fund Assets Applied to Purchase	0.060%
Is Sub-Adviser (or affiliate) a Manager or Co-Manager in the Offering	YES
Is the Manager or a Co-Manager in offering an affiliate of the Fund	YES

Rule 10f-3 Report
John Hancock Core Bond Fund
BDN 3.95 11/15/27, 105340AQ6

Purchased Security’s Eligibility (as defined in the procedures) (check one):

☑	Registered Public Offering	☐	Eligible Foreign Offering	☐	Eligible Rule 144A Security	☐	Government Security	☐	Eligible Municipal Security
Check if the following conditions have been met (and discuss any exceptions):
☑	The securities were purchased (1) prior to the end of the first day on which any sales were made at a price that did not exceed the price paid by each other purchaser in the offering or any concurrent offering of the securities (excepting, in an Eligible Foreign Offering, rights required by law to be granted to existing security holders) and (2) on or before the fourth day before termination, if a rights offering. Information with regard to comparable securities will be retained for recordkeeping as required to support this condition and provided upon request.
☑	The securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all the securities offered, except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.
☑	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during a comparable period of time.
☑	Except for Eligible Municipal Securities, the issuer of such securities has been in continuous operation for not less than three years (including the operations of predecessors).
☐	In the case of Eligible Municipal Securities, that they are sufficiently liquid that they can be sold at or near their carrying value within a reasonably short period of time and either (i) are subject to no greater than moderate credit risk, or (ii) if the issuer of the municipal securities, or the entity supplying the revenues or other payments from which the issue is to be paid, has been in continuous operation for less than three years, including the operation of any predecessors, the securities are subject to a minimal or low amount of credit risk.
☑	Percentage of offering purchased by the Fund and other funds advised by the same investment adviser (or its affiliates) or accounts with respect to which the same investment adviser (or its affiliates) has, and has exercised, investment discretion, did not exceed: (a) for Eligible Rule 144A offering, 25% of the total of (1) principal amount of offering of such class sold by underwriters to qualified institution buyers plus (2) principal amount of class in any concurrent public offering; (b) other securities, 25% of principal amount of offering of class.
☑	The Fund did not purchase the securities being offered directly or indirectly from an Affiliated Underwriter, provided that a purchase from a syndicate manager shall not be deemed to be a purchase from an Affiliated Underwriter so long as (a) such Affiliated Underwriter did not benefit directly or indirectly from, the transaction, and, (b) in the case of Eligible Municipal Securities, the purchase was not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.
Check below if written statements of issuer, syndicate manager, or underwriter or seller of securities were relied upon to determine:
☐	The securities were sold in an Eligible Rule 144A Offering;	☐	Compliance with the first condition, above, regarding time and price.
Attach copy of written statement for each box checked. On behalf of the Sub-Adviser, the undersigned hereby certifies that the purchase of securities noted above under “Purchased Security’s Eligibility” complies with the Fund’s Rule 10f-3 Procedures and that all records will be maintained for review and support for such certification. The review for Rule 10f-3 was comprehensive and included a review of the final offering documents for identification of affiliated underwriters.

Rule 10f-3 Report
John Hancock Core Bond Fund
BDN 3.95 02/15/23, 105340AM5

Comparable Securities	0	1	2	3
Trade	102452513
Trade Date	11/09/2017	11/09/2017	11/09/2017	11/09/2017
Cusip	105340AM5	105340AM5	105340AM5	105340AM5
ComparableCusip	105340AM5	718172CD9	172967LQ2	87161CAL9
Description of Security	BDN 3.95 02/15/23	PM 2 1/2 11/02/22	C 2.7 10/27/22	SNV 3 1/8 11/01/22
Name of Issuer	BRANDYWINE OPER PARTNERS	PHILIP MORRIS INTL I	CITIGROUP INC	SYNOVUS FINANCIAL
Date of Purchase	11/09/2017	10/31/2017	10/23/2017	10/25/2017
Date of Offering Commenced	12/12/2012	10/31/2017	10/23/2017	10/25/2017
Unit Price	102.497	99.571	99.666	99.729
Current Yield	3.854%	2.511%	2.709%	3.133%
Yield To Maturity	3.402%	2.538%	2.772%	3.160%
Principal Amt of Total Offering	100,000,000	750,000,000.00	1,750,000,000.00	300,000,000.00
Underwriting Spread	0.600%	0.300%	0.325%	0.500%
Names of Underwriters (prospectus may be attached)	Citigroup, Merrill Lynch,
	Barclays, RBC, BMO,
	BNY Mellon, Capital
	One, Stifel, Nicholaus &
	Co., U.S. Bancorp,
	Wells Fargo, BB&T
	Capital Markets,
	KeyBanc, PNC, Samuel
	A. Ramirez, SunTrust
	Robinson Humphrey,
	Synovus Securities, TD
	Securities
Name(s) Dealer(s) from whom security was purchased	BANK OF AMERICA
Years of Continuous Operation	3 or more
Amount Purchased	366,000.00
% Offering Purchased by Fund	0.366%
% of Offering Purchased by Associated Accounts	8.634%
Sum of % of Offering Purchased	9.00%
% Fund Assets Applied to Purchase	0.020%
Is Sub-Adviser (or affiliate) a Manager or Co-Manager in the Offering	YES
Is the Manager or a Co-Manager in offering an affiliate of the Fund	YES

Rule 10f-3 Report
John Hancock Core Bond Fund
BDN 3.95 02/15/23, 105340AM5

Purchased Security’s Eligibility (as defined in the procedures) (check one):

☑	Registered Public Offering	☐	Eligible Foreign Offering	☐	Eligible Rule 144A Security	☐	Government Security	☐	Eligible Municipal Security
Check if the following conditions have been met (and discuss any exceptions):
☑	The securities were purchased (1) prior to the end of the first day on which any sales were made at a price that did not exceed the price paid by each other purchaser in the offering or any concurrent offering of the securities (excepting, in an Eligible Foreign Offering, rights required by law to be granted to existing security holders) and (2) on or before the fourth day before termination, if a rights offering. Information with regard to comparable securities will be retained for recordkeeping as required to support this condition and provided upon request.
☑	The securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all the securities offered, except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.
☑	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during a comparable period of time.
☑	Except for Eligible Municipal Securities, the issuer of such securities has been in continuous operation for not less than three years (including the operations of predecessors).
☐	In the case of Eligible Municipal Securities, that they are sufficiently liquid that they can be sold at or near their carrying value within a reasonably short period of time and either (i) are subject to no greater than moderate credit risk, or (ii) if the issuer of the municipal securities, or the entity supplying the revenues or other payments from which the issue is to be paid, has been in continuous operation for less than three years, including the operation of any predecessors, the securities are subject to a minimal or low amount of credit risk.
☑	Percentage of offering purchased by the Fund and other funds advised by the same investment adviser (or its affiliates) or accounts with respect to which the same investment adviser (or its affiliates) has, and has exercised, investment discretion, did not exceed: (a) for Eligible Rule 144A offering, 25% of the total of (1) principal amount of offering of such class sold by underwriters to qualified institution buyers plus (2) principal amount of class in any concurrent public offering; (b) other securities, 25% of principal amount of offering of class.
☑	The Fund did not purchase the securities being offered directly or indirectly from an Affiliated Underwriter, provided that a purchase from a syndicate manager shall not be deemed to be a purchase from an Affiliated Underwriter so long as (a) such Affiliated Underwriter did not benefit directly or indirectly from, the transaction, and, (b) in the case of Eligible Municipal Securities, the purchase was not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.
Check below if written statements of issuer, syndicate manager, or underwriter or seller of securities were relied upon to determine:
☐	The securities were sold in an Eligible Rule 144A Offering;	☐	Compliance with the first condition, above, regarding time and price.
Attach copy of written statement for each box checked. On behalf of the Sub-Adviser, the undersigned hereby certifies that the purchase of securities noted above under “Purchased Security’s Eligibility” complies with the Fund’s Rule 10f-3 Procedures and that all records will be maintained for review and support for such certification. The review for Rule 10f-3 was comprehensive and included a review of the final offering documents for identification of affiliated underwriters.

Rule 10f-3 Report
John Hancock Core Bond Fund
ITC 2.7 11/15/22, 465685AL9

Comparable Securities	0	1	2	3
Trade	102450065
Trade Date	11/09/2017	11/09/2017	11/09/2017	11/09/2017
Cusip	465685AL9	465685AL9	465685AL9	465685AL9
ComparableCusip	465685AL9	718172CD9	172967LQ2	87161CAL9
Description of Security	ITC 2.7 11/15/22	PM 2 1/2 11/02/22	C 2.7 10/27/22	SNV 3 1/8 11/01/22
Name of Issuer	ITC HOLDINGS CORP	PHILIP MORRIS INTL I	CITIGROUP INC	SYNOVUS FINANCIAL
Date of Purchase	11/09/2017	10/31/2017	10/23/2017	10/25/2017
Date of Offering Commenced	11/09/2017	10/31/2017	10/23/2017	10/25/2017
Unit Price	99.916	99.571	99.666	99.729
Current Yield	2.702%	2.511%	2.709%	3.133%
Yield To Maturity	2.718%	2.718%	2.772%	3.190%
Principal Amt of Total Offering	500,000,000.00	750,000,000.00	1,750,000,000.00	300,000,000.00
Underwriting Spread	0.600%	0.300%	0.325%	0.500%
Names of Underwriters (prospectus may be attached)	Barclays, J.P. Morgan,
	Morgan Stanley, Wells
	Fargo, Mizuho, Scotia
	Capital, Merrill Lynch,
	Credit Suisse, Goldman
	Sachs, TD Securities
Name(s) Dealer(s) from whom security was purchased	BARCLAYS BANK
Years of Continuous Operation	3 or more
Amount Purchased	1,773,000.00
% Offering Purchased by Fund	0.355%
% of Offering Purchased by Associated Accounts	4.15%
Sum of % of Offering Purchased	4.50%
% Fund Assets Applied to Purchase	0.097%
Is Sub-Adviser (or affiliate) a Manager or Co-Manager in the Offering	YES
Is the Manager or a Co-Manager in offering an affiliate of the Fund	YES

Rule 10f-3 Report
John Hancock Core Bond Fund
ITC 2.7 11/15/22, 465685AL9

Purchased Security’s Eligibility (as defined in the procedures) (check one):

☐	Registered Public Offering	☐	Eligible Foreign Offering	☑	Eligible Rule 144A Security	☐	Government Security	☐	Eligible Municipal Security
Check if the following conditions have been met (and discuss any exceptions):
☑	The securities were purchased (1) prior to the end of the first day on which any sales were made at a price that did not exceed the price paid by each other purchaser in the offering or any concurrent offering of the securities (excepting, in an Eligible Foreign Offering, rights required by law to be granted to existing security holders) and (2) on or before the fourth day before termination, if a rights offering. Information with regard to comparable securities will be retained for recordkeeping as required to support this condition and provided upon request.
☑	The securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all the securities offered, except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.
☑	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during a comparable period of time.
☑	Except for Eligible Municipal Securities, the issuer of such securities has been in continuous operation for not less than three years (including the operations of predecessors).
☐	In the case of Eligible Municipal Securities, that they are sufficiently liquid that they can be sold at or near their carrying value within a reasonably short period of time and either (i) are subject to no greater than moderate credit risk, or (ii) if the issuer of the municipal securities, or the entity supplying the revenues or other payments from which the issue is to be paid, has been in continuous operation for less than three years, including the operation of any predecessors, the securities are subject to a minimal or low amount of credit risk.
☑	Percentage of offering purchased by the Fund and other funds advised by the same investment adviser (or its affiliates) or accounts with respect to which the same investment adviser (or its affiliates) has, and has exercised, investment discretion, did not exceed: (a) for Eligible Rule 144A offering, 25% of the total of (1) principal amount of offering of such class sold by underwriters to qualified institution buyers plus (2) principal amount of class in any concurrent public offering; (b) other securities, 25% of principal amount of offering of class.
☑	The Fund did not purchase the securities being offered directly or indirectly from an Affiliated Underwriter, provided that a purchase from a syndicate manager shall not be deemed to be a purchase from an Affiliated Underwriter so long as (a) such Affiliated Underwriter did not benefit directly or indirectly from, the transaction, and, (b) in the case of Eligible Municipal Securities, the purchase was not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.
Check below if written statements of issuer, syndicate manager, or underwriter or seller of securities were relied upon to determine:
☐	The securities were sold in an Eligible Rule 144A Offering;	☐	Compliance with the first condition, above, regarding time and price.
Attach copy of written statement for each box checked. On behalf of the Sub-Adviser, the undersigned hereby certifies that the purchase of securities noted above under “Purchased Security’s Eligibility” complies with the Fund’s Rule 10f-3 Procedures and that all records will be maintained for review and support for such certification. The review for Rule 10f-3 was comprehensive and included a review of the final offering documents for identification of affiliated underwriters.

Rule 10f-3 Report
John Hancock Core Bond Fund
ITC 3.35 11/15/27, 465685AN5

Comparable Securities	0	1	2	3
Trade	102450182
Trade Date	11/09/2017	11/09/2017	11/09/2017	11/09/2017
Cusip	465685AN5	465685AN5	465685AN5	465685AN5
ComparableCusip	465685AN5	718172CE7	882508BC7	713448DY1
Description of Security	ITC 3.35 11/15/27	PM 3 1/8 03/02/28	TXN 2.9 11/03/27	PEP 3 10/15/27
Name of Issuer	ITC HOLDINGS CORP	PHILIP MORRIS INTL I	TEXAS INSTRUMENTS	PEPSICO INC
Date of Purchase	11/09/2017	10/31/2017	10/26/2017	10/05/2017
Date of Offering Commenced	11/09/2017	10/31/2017	10/26/2017	10/05/2017
Unit Price	99.932	99.295	98.843	99.717
Current Yield	3.352%	3.147%	2.934%	3.009%
Yield To Maturity	3.358%	3.193%	3.067%	3.033%
Principal Amt of Total Offering	500,000,000.00	500,000,000.00	500,000,000.00	1,500,000,000.00
Underwriting Spread	0.650%	0.450%	0.450%	0.450%
Names of Underwriters (prospectus may be attached)	Barclays, J.P. Morgan,
	Morgan Stanley, Wells
	Fargo, Mizuho
	Securities, Scotia
	Capital, Merill Lynch,
	Credit Suisse, Goldman
	Sachs, TD Securities
Name(s) Dealer(s) from whom security was purchased	BARCLAYS BANK
Years of Continuous Operation	3 or more
Amount Purchased	2,722,000.00
% Offering Purchased by Fund	0.544%
% of Offering Purchased by Associated Accounts	5.46%
Sum of % of Offering Purchased	6.00%
% Fund Assets Applied to Purchase	0.149%
Is Sub-Adviser (or affiliate) a Manager or Co-Manager in the Offering	YES
Is the Manager or a Co-Manager in offering an affiliate of the Fund	YES

Rule 10f-3 Report
John Hancock Core Bond Fund
ITC 3.35 11/15/27, 465685AN5

Purchased Security’s Eligibility (as defined in the procedures) (check one):

☐	Registered Public Offering	☐	Eligible Foreign Offering	☑	Eligible Rule 144A Security	☐	Government Security	☐	Eligible Municipal Security
Check if the following conditions have been met (and discuss any exceptions):
☑	The securities were purchased (1) prior to the end of the first day on which any sales were made at a price that did not exceed the price paid by each other purchaser in the offering or any concurrent offering of the securities (excepting, in an Eligible Foreign Offering, rights required by law to be granted to existing security holders) and (2) on or before the fourth day before termination, if a rights offering. Information with regard to comparable securities will be retained for recordkeeping as required to support this condition and provided upon request.
☑	The securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all the securities offered, except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.
☑	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during a comparable period of time.
☑	Except for Eligible Municipal Securities, the issuer of such securities has been in continuous operation for not less than three years (including the operations of predecessors).
☐	In the case of Eligible Municipal Securities, that they are sufficiently liquid that they can be sold at or near their carrying value within a reasonably short period of time and either (i) are subject to no greater than moderate credit risk, or (ii) if the issuer of the municipal securities, or the entity supplying the revenues or other payments from which the issue is to be paid, has been in continuous operation for less than three years, including the operation of any predecessors, the securities are subject to a minimal or low amount of credit risk.
☑	Percentage of offering purchased by the Fund and other funds advised by the same investment adviser (or its affiliates) or accounts with respect to which the same investment adviser (or its affiliates) has, and has exercised, investment discretion, did not exceed: (a) for Eligible Rule 144A offering, 25% of the total of (1) principal amount of offering of such class sold by underwriters to qualified institution buyers plus (2) principal amount of class in any concurrent public offering; (b) other securities, 25% of principal amount of offering of class.
☑	The Fund did not purchase the securities being offered directly or indirectly from an Affiliated Underwriter, provided that a purchase from a syndicate manager shall not be deemed to be a purchase from an Affiliated Underwriter so long as (a) such Affiliated Underwriter did not benefit directly or indirectly from, the transaction, and, (b) in the case of Eligible Municipal Securities, the purchase was not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.
Check below if written statements of issuer, syndicate manager, or underwriter or seller of securities were relied upon to determine:
☐	The securities were sold in an Eligible Rule 144A Offering;	☐	Compliance with the first condition, above, regarding time and price.
Attach copy of written statement for each box checked. On behalf of the Sub-Adviser, the undersigned hereby certifies that the purchase of securities noted above under “Purchased Security’s Eligibility” complies with the Fund’s Rule 10f-3 Procedures and that all records will be maintained for review and support for such certification. The review for Rule 10f-3 was comprehensive and included a review of the final offering documents for identification of affiliated underwriters.

Rule 10f-3 Report
John Hancock Core Bond Fund
AL 3 5/8 12/01/27, 00912XAY0

Comparable Securities	0	1	2	3
Trade	102467837
Trade Date	11/13/2017	11/13/2017	11/13/2017	11/13/2017
Cusip	00912XAY0	00912XAY0	00912XAY0	00912XAY0
ComparableCusip	00912XAY0	718172CE7	882508BC7	713448DY1
Description of Security	AL 3 5/8 12/01/27	PM 3 1/8 03/02/28	TXN 2.9 11/03/27	PEP 3 10/15/27
Name of Issuer	AIR LEASE CORP	PHILIP MORRIS INTL I	TEXAS INSTRUMENTS	PEPSICO INC
Date of Purchase	11/13/2017	10/31/2017	10/26/2017	10/05/2017
Date of Offering Commenced	11/13/2017	10/31/2017	10/26/2017	10/05/2017
Unit Price	98.945	99.295	98.843	99.717
Current Yield	3.664%	3.147%	2.934%	3.009%
Yield To Maturity	3.752%	3.193%	3.067%	3.033%
Principal Amt of Total Offering	500,000,000.00	500,000,000.00	500,000,000.00	1,500,000,000.00
Underwriting Spread	0.650%	0.450%	0.450%	0.450%
Names of Underwriters (prospectus may be attached)	J.P. Morgan, Lloyds,
Merrill Lynch, Mizuho,
BMO Capital, BNP
Paribas, Citigroup,
Commonwealth Bank of
Australia, Fifth Third,
Goldman Sachs, ICBC
Standard Bank,
KeyBanc, Loop, Morgan
Stanley, MUFG, RBC,
SG Americas, SunTrust
Robinson Humphrey,
	Wells Fargo
Name(s) Dealer(s) from whom security was purchased	BANK OF AMERICA
Years of Continuous Operation	3 or more
Amount Purchased	1,470,000.00
% Offering Purchased by Fund	0.294%
% of Offering Purchased by Associated Accounts	3.71%
Sum of % of Offering Purchased	4.00%
% Fund Assets Applied to Purchase	0.080%
Is Sub-Adviser (or affiliate) a Manager or Co-Manager in the Offering	YES
Is the Manager or a Co-Manager in offering an affiliate of the Fund	YES

Rule 10f-3 Report
John Hancock Core Bond Fund
AL 3 5/8 12/01/27, 00912XAY0

Purchased Security’s Eligibility (as defined in the procedures) (check one):

☑	Registered Public Offering	☐	Eligible Foreign Offering	☐	Eligible Rule 144A Security	☐	Government Security	☐	Eligible Municipal Security
Check if the following conditions have been met (and discuss any exceptions):
☑	The securities were purchased (1) prior to the end of the first day on which any sales were made at a price that did not exceed the price paid by each other purchaser in the offering or any concurrent offering of the securities (excepting, in an Eligible Foreign Offering, rights required by law to be granted to existing security holders) and (2) on or before the fourth day before termination, if a rights offering. Information with regard to comparable securities will be retained for recordkeeping as required to support this condition and provided upon request.
☑	The securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all the securities offered, except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.
☑	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during a comparable period of time.
☑	Except for Eligible Municipal Securities, the issuer of such securities has been in continuous operation for not less than three years (including the operations of predecessors).
☐	In the case of Eligible Municipal Securities, that they are sufficiently liquid that they can be sold at or near their carrying value within a reasonably short period of time and either (i) are subject to no greater than moderate credit risk, or (ii) if the issuer of the municipal securities, or the entity supplying the revenues or other payments from which the issue is to be paid, has been in continuous operation for less than three years, including the operation of any predecessors, the securities are subject to a minimal or low amount of credit risk.
☑	Percentage of offering purchased by the Fund and other funds advised by the same investment adviser (or its affiliates) or accounts with respect to which the same investment adviser (or its affiliates) has, and has exercised, investment discretion, did not exceed: (a) for Eligible Rule 144A offering, 25% of the total of (1) principal amount of offering of such class sold by underwriters to qualified institution buyers plus (2) principal amount of class in any concurrent public offering; (b) other securities, 25% of principal amount of offering of class.
☑	The Fund did not purchase the securities being offered directly or indirectly from an Affiliated Underwriter, provided that a purchase from a syndicate manager shall not be deemed to be a purchase from an Affiliated Underwriter so long as (a) such Affiliated Underwriter did not benefit directly or indirectly from, the transaction, and, (b) in the case of Eligible Municipal Securities, the purchase was not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.
Check below if written statements of issuer, syndicate manager, or underwriter or seller of securities were relied upon to determine:
☐	The securities were sold in an Eligible Rule 144A Offering;	☐	Compliance with the first condition, above, regarding time and price.
Attach copy of written statement for each box checked. On behalf of the Sub-Adviser, the undersigned hereby certifies that the purchase of securities noted above under “Purchased Security’s Eligibility” complies with the Fund’s Rule 10f-3 Procedures and that all records will be maintained for review and support for such certification. The review for Rule 10f-3 was comprehensive and included a review of the final offering documents for identification of affiliated underwriters.

Rule 10f-3 Report
John Hancock Core Bond Fund
DB 3.3 11/16/22, 251526BL2

Comparable Securities	0	1	2	3
Trade	102468342
Trade Date	11/13/2017	11/13/2017	11/13/2017	11/13/2017
Cusip	251526BL2	251526BL2	251526BL2	251526BL2
ComparableCusip	251526BL2	718172CD9	172967LQ2	87161CAL9
Description of Security	DB 3.3 11/16/22	PM 2 1/2 11/02/22	C 2.7 10/27/22	SNV 3 1/8 11/01/22
Name of Issuer	DEUTSCHE BANK NY	PHILIP MORRIS INTL I	CITIGROUP INC	SYNOVUS FINANCIAL
Date of Purchase	11/13/2017	10/31/2017	10/23/2017	10/25/2017
Date of Offering Commenced	11/13/2017	10/31/2017	10/23/2017	10/25/2017
Unit Price	99.922	99.571	99.666	99.729
Current Yield	3.303%	2.511%	2.709%	3.133%
Yield To Maturity	3.317%	2.718%	2.772%	3.190%
Principal Amt of Total Offering	1,100,000,000.00	750,000,000.00	1,750,000,000.00	300,000,000.00
Underwriting Spread	0.325%	0.300%	0.325%	0.500%
Names of Underwriters (prospectus may be attached)	Deutsche Bank, Scotia
Capital, BB&T Capital,
BBVA Securities, BNY
Mellon, Capital One,
CIBC World Markets,
Citigroup Global
Markets,
Commonwealth Bank of
Australia, Daiwa Capital
Markets, The
Huntington Investment
Co., Regions Securities,
Santander Investment
Securities, TD
Securities, Wells Fargo,
Academy Securities,
Mischler Financial
Group, R. Seelaus &
	Co.
Name(s) Dealer(s) from whom security was purchased	DEUTSCHE BANK SECR
Years of Continuous Operation	3 or more
Amount Purchased	2,205,000.00
% Offering Purchased by Fund	0.200%
% of Offering Purchased by Associated Accounts	2.53%
Sum of % of Offering Purchased	2.73%
% Fund Assets Applied to Purchase	0.121%
Is Sub-Adviser (or affiliate) a Manager or Co-Manager in the Offering	YES
Is the Manager or a Co-Manager in offering an affiliate of the Fund	YES

Rule 10f-3 Report
John Hancock Core Bond Fund
DB 3.3 11/16/22, 251526BL2

Purchased Security’s Eligibility (as defined in the procedures) (check one):

☑	Registered Public Offering	☐	Eligible Foreign Offering	☐	Eligible Rule 144A Security	☐	Government Security	☐	Eligible Municipal Security
Check if the following conditions have been met (and discuss any exceptions):
☑	The securities were purchased (1) prior to the end of the first day on which any sales were made at a price that did not exceed the price paid by each other purchaser in the offering or any concurrent offering of the securities (excepting, in an Eligible Foreign Offering, rights required by law to be granted to existing security holders) and (2) on or before the fourth day before termination, if a rights offering. Information with regard to comparable securities will be retained for recordkeeping as required to support this condition and provided upon request.
☑	The securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all the securities offered, except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.
☑	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during a comparable period of time.
☑	Except for Eligible Municipal Securities, the issuer of such securities has been in continuous operation for not less than three years (including the operations of predecessors).
☐	In the case of Eligible Municipal Securities, that they are sufficiently liquid that they can be sold at or near their carrying value within a reasonably short period of time and either (i) are subject to no greater than moderate credit risk, or (ii) if the issuer of the municipal securities, or the entity supplying the revenues or other payments from which the issue is to be paid, has been in continuous operation for less than three years, including the operation of any predecessors, the securities are subject to a minimal or low amount of credit risk.
☑	Percentage of offering purchased by the Fund and other funds advised by the same investment adviser (or its affiliates) or accounts with respect to which the same investment adviser (or its affiliates) has, and has exercised, investment discretion, did not exceed: (a) for Eligible Rule 144A offering, 25% of the total of (1) principal amount of offering of such class sold by underwriters to qualified institution buyers plus (2) principal amount of class in any concurrent public offering; (b) other securities, 25% of principal amount of offering of class.
☑	The Fund did not purchase the securities being offered directly or indirectly from an Affiliated Underwriter, provided that a purchase from a syndicate manager shall not be deemed to be a purchase from an Affiliated Underwriter so long as (a) such Affiliated Underwriter did not benefit directly or indirectly from, the transaction, and, (b) in the case of Eligible Municipal Securities, the purchase was not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.
Check below if written statements of issuer, syndicate manager, or underwriter or seller of securities were relied upon to determine:
☐	The securities were sold in an Eligible Rule 144A Offering;	☐	Compliance with the first condition, above, regarding time and price.
Attach copy of written statement for each box checked. On behalf of the Sub-Adviser, the undersigned hereby certifies that the purchase of securities noted above under “Purchased Security’s Eligibility” complies with the Fund’s Rule 10f-3 Procedures and that all records will be maintained for review and support for such certification. The review for Rule 10f-3 was comprehensive and included a review of the final offering documents for identification of affiliated underwriters.

Rule 10f-3 Report
John Hancock Core Bond Fund
ANTM 2 1/2 11/21/20, 036752AE3

Comparable Securities	0	1	2	3
Trade	102486267
Trade Date	11/14/2017	11/14/2017	11/14/2017	11/14/2017
Cusip	036752AE3	036752AE3	036752AE3	036752AE3
ComparableCusip	036752AE3	713448DX3	05565QDR6	151020AV6
Description of Security	ANTM 2 1/2 11/21/20	PEP 2 04/15/21	BPLN 1.768 09/19/19	CELG 2 1/4 08/15/21
Name of Issuer	ANTHEM INC	PEPSICO INC	BP CAPITAL MARKET	CELGENE CORP
Date of Purchase	11/14/2017	10/05/2017	09/14/2017	08/01/2017
Date of Offering Commenced	11/14/2017	10/05/2017	09/14/2017	08/01/2017
Unit Price	99.822	99.980	100.000	99.706
Current Yield	2.504%	2.000%	1.768%	2.257%
Yield To Maturity	2.562%	2.197%	2.020%	2.324%
Principal Amt of Total Offering	900,000,000.00	1,000,000,000.00	500,000,000.00	500,000,000.00
Underwriting Spread	0.250%	0.250%	0.100%	0.250%
Names of Underwriters (prospectus may be attached)	Credit Suisse, Merrill
Lynch, UBS, Citigroup,
Deutsche Bank,
Goldman Sachs, J.P.
Morgan, Wells Fargo,
Barclays, Mizuho,
MUFG, PNC, RBC,
SMBC Nikko, SunTrust
Robinson Humphrey,
U.S. Bancorp, BNY
Mellon, Fifth Third,
	HSBC
Name(s) Dealer(s) from whom security was purchased	CREDIT SUISSE
Years of Continuous Operation	3 or more
Amount Purchased	1,471,000.00
% Offering Purchased by Fund	0.163%
% of Offering Purchased by Associated Accounts	2.61%
Sum of % of Offering Purchased	2.78%
% Fund Assets Applied to Purchase	0.080%
Is Sub-Adviser (or affiliate) a Manager or Co-Manager in the Offering	YES
Is the Manager or a Co-Manager in offering an affiliate of the Fund	YES

Rule 10f-3 Report
John Hancock Core Bond Fund
ANTM 2 1/2 11/21/20, 036752AE3

Purchased Security’s Eligibility (as defined in the procedures) (check one):

☑	Registered Public Offering	☐	Eligible Foreign Offering	☐	Eligible Rule 144A Security	☐	Government Security	☐	Eligible Municipal Security
Check if the following conditions have been met (and discuss any exceptions):
☑	The securities were purchased (1) prior to the end of the first day on which any sales were made at a price that did not exceed the price paid by each other purchaser in the offering or any concurrent offering of the securities (excepting, in an Eligible Foreign Offering, rights required by law to be granted to existing security holders) and (2) on or before the fourth day before termination, if a rights offering. Information with regard to comparable securities will be retained for recordkeeping as required to support this condition and provided upon request.
☑	The securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all the securities offered, except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.
☑	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during a comparable period of time.
☑	Except for Eligible Municipal Securities, the issuer of such securities has been in continuous operation for not less than three years (including the operations of predecessors).
☐	In the case of Eligible Municipal Securities, that they are sufficiently liquid that they can be sold at or near their carrying value within a reasonably short period of time and either (i) are subject to no greater than moderate credit risk, or (ii) if the issuer of the municipal securities, or the entity supplying the revenues or other payments from which the issue is to be paid, has been in continuous operation for less than three years, including the operation of any predecessors, the securities are subject to a minimal or low amount of credit risk.
☑	Percentage of offering purchased by the Fund and other funds advised by the same investment adviser (or its affiliates) or accounts with respect to which the same investment adviser (or its affiliates) has, and has exercised, investment discretion, did not exceed: (a) for Eligible Rule 144A offering, 25% of the total of (1) principal amount of offering of such class sold by underwriters to qualified institution buyers plus (2) principal amount of class in any concurrent public offering; (b) other securities, 25% of principal amount of offering of class.
☑	The Fund did not purchase the securities being offered directly or indirectly from an Affiliated Underwriter, provided that a purchase from a syndicate manager shall not be deemed to be a purchase from an Affiliated Underwriter so long as (a) such Affiliated Underwriter did not benefit directly or indirectly from, the transaction, and, (b) in the case of Eligible Municipal Securities, the purchase was not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.
Check below if written statements of issuer, syndicate manager, or underwriter or seller of securities were relied upon to determine:
☐	The securities were sold in an Eligible Rule 144A Offering;	☐	Compliance with the first condition, above, regarding time and price.
Attach copy of written statement for each box checked. On behalf of the Sub-Adviser, the undersigned hereby certifies that the purchase of securities noted above under “Purchased Security’s Eligibility” complies with the Fund’s Rule 10f-3 Procedures and that all records will be maintained for review and support for such certification. The review for Rule 10f-3 was comprehensive and included a review of the final offering documents for identification of affiliated underwriters.

Rule 10f-3 Report
John Hancock Core Bond Fund
ANTM 2.95 12/01/22, 036752AF0

Comparable Securities	0	1	2	3
Trade	102486424
Trade Date	11/14/2017	11/14/2017	11/14/2017	11/14/2017
Cusip	036752AF0	036752AF0	036752AF0	036752AF0
ComparableCusip	036752AF0	718172CD9	172967LQ2	87161CAL9
Description of Security	ANTM 2.95 12/01/22	PM 2 1/2 11/02/22	C 2.7 10/27/22	SNV 3 1/8 11/01/22
Name of Issuer	ANTHEM INC	PHILIP MORRIS INTL I	CITIGROUP INC	SYNOVUS FINANCIAL
Date of Purchase	11/14/2017	10/31/2017	10/23/2017	10/25/2017
Date of Offering Commenced	11/14/2017	10/31/2017	10/23/2017	10/25/2017
Unit Price	99.953	99.571	99.666	99.729
Current Yield	2.951%	2.511%	2.709%	3.133%
Yield To Maturity	2.960%	2.682%	2.772%	3.002%
Principal Amt of Total Offering	750,000,000.00	750,000,000.00	1,750,000,000.00	300,000,000.00
Underwriting Spread	0.350%	0.300%	0.325%	0.500%
Names of Underwriters (prospectus may be attached)

Credit Suisse, Merrill
Lynch, UBS, Citigroup,
Deutsche Bank,
Goldman Sachs, J.P.
Morgan, Wells Fargo,
Barclays Capital,
Mizuho, MUFG, PNC,
RBC, SMBC Nikko,
SunTrust Robinson
Humphrey, U.S.
Bancorp, BNY Mellon,
Fifth Third, HSBC

Name(s) Dealer(s) from whom security was purchased	UBS AG
Years of Continuous Operation	3 or more
Amount Purchased	1,470,000.00
% Offering Purchased by Fund	0.196%
% of Offering Purchased by Associated Accounts	2.47%
Sum of % of Offering Purchased	2.67%
% Fund Assets Applied to Purchase	0.080%
Is Sub-Adviser (or affiliate) a Manager or Co-Manager in the Offering	YES
Is the Manager or a Co-Manager in offering an affiliate of the Fund	YES

Rule 10f-3 Report
John Hancock Core Bond Fund
ANTM 2.95 12/01/22, 036752AF0

Purchased Security’s Eligibility (as defined in the procedures) (check one):

☑	Registered Public Offering	☐	Eligible Foreign Offering	☐	Eligible Rule 144A Security	☐	Government Security	☐	Eligible Municipal Security
Check if the following conditions have been met (and discuss any exceptions):
☑	The securities were purchased (1) prior to the end of the first day on which any sales were made at a price that did not exceed the price paid by each other purchaser in the offering or any concurrent offering of the securities (excepting, in an Eligible Foreign Offering, rights required by law to be granted to existing security holders) and (2) on or before the fourth day before termination, if a rights offering. Information with regard to comparable securities will be retained for recordkeeping as required to support this condition and provided upon request.
☑	The securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all the securities offered, except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.
☑	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during a comparable period of time.
☑	Except for Eligible Municipal Securities, the issuer of such securities has been in continuous operation for not less than three years (including the operations of predecessors).
☐	In the case of Eligible Municipal Securities, that they are sufficiently liquid that they can be sold at or near their carrying value within a reasonably short period of time and either (i) are subject to no greater than moderate credit risk, or (ii) if the issuer of the municipal securities, or the entity supplying the revenues or other payments from which the issue is to be paid, has been in continuous operation for less than three years, including the operation of any predecessors, the securities are subject to a minimal or low amount of credit risk.
☑	Percentage of offering purchased by the Fund and other funds advised by the same investment adviser (or its affiliates) or accounts with respect to which the same investment adviser (or its affiliates) has, and has exercised, investment discretion, did not exceed: (a) for Eligible Rule 144A offering, 25% of the total of (1) principal amount of offering of such class sold by underwriters to qualified institution buyers plus (2) principal amount of class in any concurrent public offering; (b) other securities, 25% of principal amount of offering of class.
☑	The Fund did not purchase the securities being offered directly or indirectly from an Affiliated Underwriter, provided that a purchase from a syndicate manager shall not be deemed to be a purchase from an Affiliated Underwriter so long as (a) such Affiliated Underwriter did not benefit directly or indirectly from, the transaction, and, (b) in the case of Eligible Municipal Securities, the purchase was not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.
Check below if written statements of issuer, syndicate manager, or underwriter or seller of securities were relied upon to determine:
☐	The securities were sold in an Eligible Rule 144A Offering;	☐	Compliance with the first condition, above, regarding time and price.
Attach copy of written statement for each box checked. On behalf of the Sub-Adviser, the undersigned hereby certifies that the purchase of securities noted above under “Purchased Security’s Eligibility” complies with the Fund’s Rule 10f-3 Procedures and that all records will be maintained for review and support for such certification. The review for Rule 10f-3 was comprehensive and included a review of the final offering documents for identification of affiliated underwriters.

Rule 10f-3 Report
John Hancock Core Bond Fund
ANTM 3.35 12/01/24, 036752AC7

Comparable Securities	0	1	2	3
Trade	102486588
Trade Date	11/14/2017	11/14/2017	11/14/2017	11/14/2017
Cusip	036752AC7	036752AC7	036752AC7	036752AC7
ComparableCusip	036752AC7	37045XCD6	14040HBT1	042735BG4
Description of Security	ANTM 3.35 12/01/24	GM 3 1/2 11/07/24	COF 3.3 10/30/24	ARW 3 1/4 09/08/24
Name of Issuer	ANTHEM INC	GENERAL MOTORS FI	CAPITAL ONE FINANC	ARROW ELECTRONIC
Date of Purchase	11/14/2017	11/02/2017	10/26/2017	09/05/2017
Date of Offering Commenced	11/14/2017	11/02/2017	10/26/2017	09/05/2017
Unit Price	99.968	99.852	99.709	99.387
Current Yield	3.351%	3.505%	3.310%	3.270%
Yield To Maturity	3.355%	3.524%	3.347%	3.349%
Principal Amt of Total Offering	850,000,000.00	750,000,000.00	1,500,000,000.00	500,000,000.00
Underwriting Spread	0.400%	0.400%	0.400%	0.625%
Names of Underwriters (prospectus may be attached)	Credit Suisse, Merrill
Lynch, UBS, Citigroup,
Deutsche Bank,
Goldman Sachs, J.P.
Morgan, Wells Fargo,
Barclays, Mizuho,
MUFG, PNC, RBC,
SMBC Nikko, SunTrust
Robinson Humphrey,
U.S. Bancorp, BNY
Mellon, Fifth Third,
	HSBC
Name(s) Dealer(s) from whom security was purchased	BANK OF AMERICA
Years of Continuous Operation	3 or more
Amount Purchased	735,000.00
% Offering Purchased by Fund	0.086%
% of Offering Purchased by Associated Accounts	1.09%
Sum of % of Offering Purchased	1.18%
% Fund Assets Applied to Purchase	0.040%
Is Sub-Adviser (or affiliate) a Manager or Co-Manager in the Offering	YES
Is the Manager or a Co-Manager in offering an affiliate of the Fund	YES

Rule 10f-3 Report
John Hancock Core Bond Fund
ANTM 3.35 12/01/24, 036752AC7

Purchased Security’s Eligibility (as defined in the procedures) (check one):

☑	Registered Public Offering	☐	Eligible Foreign Offering	☐	Eligible Rule 144A Security	☐	Government Security	☐	Eligible Municipal Security
Check if the following conditions have been met (and discuss any exceptions):
☑	The securities were purchased (1) prior to the end of the first day on which any sales were made at a price that did not exceed the price paid by each other purchaser in the offering or any concurrent offering of the securities (excepting, in an Eligible Foreign Offering, rights required by law to be granted to existing security holders) and (2) on or before the fourth day before termination, if a rights offering. Information with regard to comparable securities will be retained for recordkeeping as required to support this condition and provided upon request.
☑	The securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all the securities offered, except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.
☑	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during a comparable period of time.
☑	Except for Eligible Municipal Securities, the issuer of such securities has been in continuous operation for not less than three years (including the operations of predecessors).
☐	In the case of Eligible Municipal Securities, that they are sufficiently liquid that they can be sold at or near their carrying value within a reasonably short period of time and either (i) are subject to no greater than moderate credit risk, or (ii) if the issuer of the municipal securities, or the entity supplying the revenues or other payments from which the issue is to be paid, has been in continuous operation for less than three years, including the operation of any predecessors, the securities are subject to a minimal or low amount of credit risk.
☑	Percentage of offering purchased by the Fund and other funds advised by the same investment adviser (or its affiliates) or accounts with respect to which the same investment adviser (or its affiliates) has, and has exercised, investment discretion, did not exceed: (a) for Eligible Rule 144A offering, 25% of the total of (1) principal amount of offering of such class sold by underwriters to qualified institution buyers plus (2) principal amount of class in any concurrent public offering; (b) other securities, 25% of principal amount of offering of class.
☑	The Fund did not purchase the securities being offered directly or indirectly from an Affiliated Underwriter, provided that a purchase from a syndicate manager shall not be deemed to be a purchase from an Affiliated Underwriter so long as (a) such Affiliated Underwriter did not benefit directly or indirectly from, the transaction, and, (b) in the case of Eligible Municipal Securities, the purchase was not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.
Check below if written statements of issuer, syndicate manager, or underwriter or seller of securities were relied upon to determine:
☐	The securities were sold in an Eligible Rule 144A Offering;	☐	Compliance with the first condition, above, regarding time and price.
Attach copy of written statement for each box checked. On behalf of the Sub-Adviser, the undersigned hereby certifies that the purchase of securities noted above under “Purchased Security’s Eligibility” complies with the Fund’s Rule 10f-3 Procedures and that all records will be maintained for review and support for such certification. The review for Rule 10f-3 was comprehensive and included a review of the final offering documents for identification of affiliated underwriters.

Rule 10f-3 Report
John Hancock Core Bond Fund
ANTM 3.65 12/01/27, 036752AB9

Comparable Securities	0	1	2	3
Trade	102486778
Trade Date	11/14/2017	11/14/2017	11/14/2017	11/14/2017
Cusip	036752AB9	036752AB9	036752AB9	036752AB9
ComparableCusip	036752AB9	718172CE7	882508BC7	713448DY1
Description of Security	ANTM 3.65 12/01/27	PM 3 1/8 03/02/28	TXN 2.9 11/03/27	PEP 3 10/15/27
Name of Issuer	ANTHEM INC	PHILIP MORRIS INTL I	TEXAS INSTRUMENTS	PEPSICO INC
Date of Purchase	11/14/2017	10/31/2017	10/26/2017	10/05/2017
Date of Offering Commenced	11/14/2017	10/31/2017	10/26/2017	10/05/2017
Unit Price	99.799	99.295	98.843	99.717
Current Yield	3.657%	3.147%	2.934%	3.009%
Yield To Maturity	3.674%	2.927%	3.005%	3.033%
Principal Amt of Total Offering	1,600,000,000.00	500,000,000.00	500,000,000.00	1,500,000,000.00
Underwriting Spread	0.450%	0.450%	0.450%	0.450%
Names of Underwriters ( prospectus may be attached)	Credit Suisse, Merrill
Lynch, UBS, Citigroup,
Deutsche Bank,
Goldman Sachs, J.P.
Morgan, Wells Fargo,
Barclays, Mizuho,
MUFG, PNC, RBC,
SMBC Nikko, SunTrust
Robinson Humphrey,
U.S. Bancorp, BNY
Mellon, Fifth Third,
	HSBC
Name(s) Dealer(s) from whom security was purchased	UBS AG
Years of Continuous Operation	3 or more
Amount Purchased	1,103,000.00
% Offering Purchased by Fund	0.069%
% of Offering Purchased by Associated Accounts	1.49%
Sum of % of Offering Purchased	1.56%
% Fund Assets Applied to Purchase	0.060%
Is Sub-Adviser (or affiliate) a Manager or Co-Manager in the Offering	YES
Is the Manager or a Co-Manager in offering an affiliate of the Fund	YES

Rule 10f-3 Report
John Hancock Core Bond Fund
ANTM 3.65 12/01/27, 036752AB9

Purchased Security’s Eligibility (as defined in the procedures) (check one):

☑	Registered Public Offering	☐	Eligible Foreign Offering	☐	Eligible Rule 144A Security	☐	Government Security	☐	Eligible Municipal Security
Check if the following conditions have been met (and discuss any exceptions):
☑	The securities were purchased (1) prior to the end of the first day on which any sales were made at a price that did not exceed the price paid by each other purchaser in the offering or any concurrent offering of the securities (excepting, in an Eligible Foreign Offering, rights required by law to be granted to existing security holders) and (2) on or before the fourth day before termination, if a rights offering. Information with regard to comparable securities will be retained for recordkeeping as required to support this condition and provided upon request.
☑	The securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all the securities offered, except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.
☑	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during a comparable period of time.
☑	Except for Eligible Municipal Securities, the issuer of such securities has been in continuous operation for not less than three years (including the operations of predecessors).
☐	In the case of Eligible Municipal Securities, that they are sufficiently liquid that they can be sold at or near their carrying value within a reasonably short period of time and either (i) are subject to no greater than moderate credit risk, or (ii) if the issuer of the municipal securities, or the entity supplying the revenues or other payments from which the issue is to be paid, has been in continuous operation for less than three years, including the operation of any predecessors, the securities are subject to a minimal or low amount of credit risk.
☑	Percentage of offering purchased by the Fund and other funds advised by the same investment adviser (or its affiliates) or accounts with respect to which the same investment adviser (or its affiliates) has, and has exercised, investment discretion, did not exceed: (a) for Eligible Rule 144A offering, 25% of the total of (1) principal amount of offering of such class sold by underwriters to qualified institution buyers plus (2) principal amount of class in any concurrent public offering; (b) other securities, 25% of principal amount of offering of class.
☑	The Fund did not purchase the securities being offered directly or indirectly from an Affiliated Underwriter, provided that a purchase from a syndicate manager shall not be deemed to be a purchase from an Affiliated Underwriter so long as (a) such Affiliated Underwriter did not benefit directly or indirectly from, the transaction, and, (b) in the case of Eligible Municipal Securities, the purchase was not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.
Check below if written statements of issuer, syndicate manager, or underwriter or seller of securities were relied upon to determine:
☐	The securities were sold in an Eligible Rule 144A Offering;	☐	Compliance with the first condition, above, regarding time and price.
Attach copy of written statement for each box checked. On behalf of the Sub-Adviser, the undersigned hereby certifies that the purchase of securities noted above under “Purchased Security’s Eligibility” complies with the Fund’s Rule 10f-3 Procedures and that all records will be maintained for review and support for such certification. The review for Rule 10f-3 was comprehensive and included a review of the final offering documents for identification of affiliated underwriters.

Rule 10f-3 Report
John Hancock Core Bond Fund
ANTM 4 3/8 12/01/47, 036752AD5

Comparable Securities	0	1	2	3
Trade	102486939
Trade Date	11/14/2017	11/14/2017	11/14/2017	11/14/2017
Cusip	036752AD5	036752AD5	036752AD5	036752AD5
ComparableCusip	036752AD5	693304AV9	665772CQ0	69352PAM5
Description of Security	ANTM 4 3/8 12/01/47	EXC 3.7 09/15/47	XEL 3.6 09/15/47	PPL 4 09/15/47
Name of Issuer	ANTHEM INC	PECO ENERGY CO	NORTHERN STATES P	PPL CAPITAL FUNDIN
Date of Purchase	11/14/2017	09/11/2017	09/06/2017	09/06/2017
Date of Offering Commenced	11/14/2017	09/11/2017	09/06/2017	09/06/2017
Unit Price	99.999	99.623	99.003	98.792
Current Yield	4.375%	3.714%	3.636%	4.049%
Yield To Maturity	4.375%	3.591%	3.655%	3.929%
Principal Amt of Total Offering	1,400,000,000.00	325,000,000.00	600,000,000.00	500,000,000.00
Underwriting Spread	0.875%	0.875%	0.875%	0.875%
Names of Underwriters ( prospectus may be attached)	Credit Suisse, Merrill
Lynch, UBS, Citigroup,
Deutsche Bank,
Goldman Sachs, J.P.
Morgan, Wells Fargo,
Barclays, Mizuho,
MUFG, PNC, RBC,
SMBC Nikko, SunTrust
Robinson Humphrey,
U.S. Bancorp, BNY
Mellon, Fifth Third,
	HSBC
Name(s) Dealer(s) from whom security was purchased	BANK OF AMERICA
Years of Continuous Operation	3 or more
Amount Purchased	480,000.00
% Offering Purchased by Fund	0.034%
% of Offering Purchased by Associated Accounts	0.89%
Sum of % of Offering Purchased	0.93%
% Fund Assets Applied to Purchase	0.026%
Is Sub-Adviser (or affiliate) a Manager or Co-Manager in the Offering	YES
Is the Manager or a Co-Manager in offering an affiliate of the Fund	YES

Rule 10f-3 Report
John Hancock Core Bond Fund
ANTM 4 3/8 12/01/47, 036752AD5

Purchased Security’s Eligibility (as defined in the procedures) (check one):

☑	Registered Public Offering	☐	Eligible Foreign Offering	☐	Eligible Rule 144A Security	☐	Government Security	☐	Eligible Municipal Security
Check if the following conditions have been met (and discuss any exceptions):
☑	The securities were purchased (1) prior to the end of the first day on which any sales were made at a price that did not exceed the price paid by each other purchaser in the offering or any concurrent offering of the securities (excepting, in an Eligible Foreign Offering, rights required by law to be granted to existing security holders) and (2) on or before the fourth day before termination, if a rights offering. Information with regard to comparable securities will be retained for recordkeeping as required to support this condition and provided upon request.
☑	The securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all the securities offered, except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.
☑	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during a comparable period of time.
☑	Except for Eligible Municipal Securities, the issuer of such securities has been in continuous operation for not less than three years (including the operations of predecessors).
☐	In the case of Eligible Municipal Securities, that they are sufficiently liquid that they can be sold at or near their carrying value within a reasonably short period of time and either (i) are subject to no greater than moderate credit risk, or (ii) if the issuer of the municipal securities, or the entity supplying the revenues or other payments from which the issue is to be paid, has been in continuous operation for less than three years, including the operation of any predecessors, the securities are subject to a minimal or low amount of credit risk.
☑	Percentage of offering purchased by the Fund and other funds advised by the same investment adviser (or its affiliates) or accounts with respect to which the same investment adviser (or its affiliates) has, and has exercised, investment discretion, did not exceed: (a) for Eligible Rule 144A offering, 25% of the total of (1) principal amount of offering of such class sold by underwriters to qualified institution buyers plus (2) principal amount of class in any concurrent public offering; (b) other securities, 25% of principal amount of offering of class.
☑	The Fund did not purchase the securities being offered directly or indirectly from an Affiliated Underwriter, provided that a purchase from a syndicate manager shall not be deemed to be a purchase from an Affiliated Underwriter so long as (a) such Affiliated Underwriter did not benefit directly or indirectly from, the transaction, and, (b) in the case of Eligible Municipal Securities, the purchase was not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.
Check below if written statements of issuer, syndicate manager, or underwriter or seller of securities were relied upon to determine:
☐	The securities were sold in an Eligible Rule 144A Offering;	☐	Compliance with the first condition, above, regarding time and price.
Attach copy of written statement for each box checked. On behalf of the Sub-Adviser, the undersigned hereby certifies that the purchase of securities noted above under “Purchased Security’s Eligibility” complies with the Fund’s Rule 10f-3 Procedures and that all records will be maintained for review and support for such certification. The review for Rule 10f-3 was comprehensive and included a review of the final offering documents for identification of affiliated underwriters.

Rule 10f-3 Report
John Hancock Core Bond Fund
LEN 4 3/4 11/29/27, 526057CB8

Comparable Securities	0	1	2	3
Trade	102486047
Trade Date	11/14/2017	11/14/2017	11/14/2017	11/14/2017
Cusip	526057CB8	526057CB8	526057CB8	526057CB8
ComparableCusip	526057CB8	718172CE7	882508BC7	713448DY1
Description of Security	LEN 4 3/4 11/29/27	PM 3 1/8 03/02/28	TXN 2.9 11/03/27	PEP 3 10/15/27
Name of Issuer	LENNAR CORP	PHILIP MORRIS INTL I	TEXAS INSTRUMENTS	PEPSICO INC
Date of Purchase	11/14/2017	10/31/2017	10/26/2017	10/05/2017
Date of Offering Commenced	11/14/2017	10/31/2017	10/26/2017	10/05/2017
Unit Price	100.000	99.295	98.843	99.717
Current Yield	4.750%	3.147%	2.934%	3.009%
Yield To Maturity	4.750%	3.197%	2.987%	3.033%
Principal Amt of Total Offering	900,000,000.00	500,000,000.00	500,000,000.00	1,500,000,000.00
Underwriting Spread	0.400%	0.450%	0.450%	0.450%
Names of Underwriters ( prospectus may be attached)	Citigroup, Deutsche Bank, Goldman Sachs, Merrill Lynch, Mizuho Securities, RBC Capital Markets, Wells Fargo Securities, PNC Capital Markets
Name(s) Dealer(s) from whom security was purchased	CITIGROUP GL 274
Years of Continuous Operation	3 or more
Amount Purchased	1,845,000.00
% Offering Purchased by Fund	0.205%
% of Offering Purchased by Associated Accounts	2.575%
Sum of % of Offering Purchased	2.78%
% Fund Assets Applied to Purchase	0.100%
Is Sub-Adviser (or affiliate) a Manager or Co-Manager in the Offering	YES
Is the Manager or a Co-Manager in offering an affiliate of the Fund	YES

Rule 10f-3 Report
John Hancock Core Bond Fund
LEN 4 3/4 11/29/27, 526057CB8

Purchased Security’s Eligibility (as defined in the procedures) (check one):

☐	Registered Public Offering	☐	Eligible Foreign Offering	☑	Eligible Rule 144A Security	☐	Government Security	☐	Eligible Municipal Security
Check if the following conditions have been met (and discuss any exceptions):
☑	The securities were purchased (1) prior to the end of the first day on which any sales were made at a price that did not exceed the price paid by each other purchaser in the offering or any concurrent offering of the securities (excepting, in an Eligible Foreign Offering, rights required by law to be granted to existing security holders) and (2) on or before the fourth day before termination, if a rights offering. Information with regard to comparable securities will be retained for recordkeeping as required to support this condition and provided upon request.
☑	The securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all the securities offered, except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.
☑	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during a comparable period of time.
☑	Except for Eligible Municipal Securities, the issuer of such securities has been in continuous operation for not less than three years (including the operations of predecessors).
☐	In the case of Eligible Municipal Securities, that they are sufficiently liquid that they can be sold at or near their carrying value within a reasonably short period of time and either (i) are subject to no greater than moderate credit risk, or (ii) if the issuer of the municipal securities, or the entity supplying the revenues or other payments from which the issue is to be paid, has been in continuous operation for less than three years, including the operation of any predecessors, the securities are subject to a minimal or low amount of credit risk.
☑	Percentage of offering purchased by the Fund and other funds advised by the same investment adviser (or its affiliates) or accounts with respect to which the same investment adviser (or its affiliates) has, and has exercised, investment discretion, did not exceed: (a) for Eligible Rule 144A offering, 25% of the total of (1) principal amount of offering of such class sold by underwriters to qualified institution buyers plus (2) principal amount of class in any concurrent public offering; (b) other securities, 25% of principal amount of offering of class.
☑	The Fund did not purchase the securities being offered directly or indirectly from an Affiliated Underwriter, provided that a purchase from a syndicate manager shall not be deemed to be a purchase from an Affiliated Underwriter so long as (a) such Affiliated Underwriter did not benefit directly or indirectly from, the transaction, and, (b) in the case of Eligible Municipal Securities, the purchase was not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.
Check below if written statements of issuer, syndicate manager, or underwriter or seller of securities were relied upon to determine:
☐	The securities were sold in an Eligible Rule 144A Offering;	☐	Compliance with the first condition, above, regarding time and price.
Attach copy of written statement for each box checked. On behalf of the Sub-Adviser, the undersigned hereby certifies that the purchase of securities noted above under “Purchased Security’s Eligibility” complies with the Fund’s Rule 10f-3 Procedures and that all records will be maintained for review and support for such certification. The review for Rule 10f-3 was comprehensive and included a review of the final offering documents for identification of affiliated underwriters.

Rule 10f-3 Report
John Hancock Core Bond Fund
AER 3 1/2 01/15/25, 00774MAC9

Comparable Securities	0	1	2	3
Trade	102513255
Trade Date	11/16/2017	11/16/2017	11/16/2017	11/16/2017
Cusip	00774MAC9	00774MAC9	00774MAC9	00774MAC9
ComparableCusip	00774MAC9	37045XCD6	14040HBT1	042735BG4
Description of Security	AER 3 1/2 01/15/25	GM 3 1/2 11/07/24	COF 3.3 10/30/24	ARW 3 1/4 09/08/24
Name of Issuer	AERCAP IRELAND CAP/GLOBA	GENERAL MOTORS FI	CAPITAL ONE FINANC	ARROW ELECTRONIC
Date of Purchase	11/16/2017	11/02/2017	10/26/2017	09/05/2017
Date of Offering Commenced	11/16/2017	11/02/2017	10/26/2017	09/05/2017
Unit Price	99.440	99.852	99.709	99.387
Current Yield	3.520%	3.505%	3.310%	3.270%
Yield To Maturity	3.590%	3.524%	3.347%	3.349%
Principal Amt of Total Offering	800,000,000.00	750,000,000.00	1,500,000,000.00	500,000,000.00
Underwriting Spread	0.625%	0.400%	0.400%	0.625%
Names of Underwriters ( prospectus may be attached)	Mizuho, Barclays, RBC
Capital, Santander,
Citigroup, J.P. Morgan,
Merrill Lynch, Goldman
Sachs, Credit Agricole,
Deutsche Bank, Morgan
Stanley, BNP Paribas,
Credit Suisse, SunTrust
Robinson Humphrey,
TD Securities, HSBC
Securities, Wells Fargo,
MUFG Securities,
Societe Generale,
Citizens Capital, Fifth
	Third Securities
Name(s) Dealer(s) from whom security was purchased	MIZUHO SEC USA
Years of Continuous Operation	3 or more
Amount Purchased	2,940,000.00
% Offering Purchased by Fund	0.368%
% of Offering Purchased by Associated Accounts	4.63%
Sum of % of Offering Purchased	5.00%
% Fund Assets Applied to Purchase	0.161%
Is Sub-Adviser (or affiliate) a Manager or Co-Manager in the Offering	YES
Is the Manager or a Co-Manager in offering an affiliate of the Fund	YES

Rule 10f-3 Report
John Hancock Core Bond Fund
AER 3 1/2 01/15/25, 00774MAC9

Purchased Security’s Eligibility (as defined in the procedures) (check one):

☑	Registered Public Offering	☐	Eligible Foreign Offering	☐	Eligible Rule 144A Security	☐	Government Security	☐	Eligible Municipal Security
Check if the following conditions have been met (and discuss any exceptions):
☑	The securities were purchased (1) prior to the end of the first day on which any sales were made at a price that did not exceed the price paid by each other purchaser in the offering or any concurrent offering of the securities (excepting, in an Eligible Foreign Offering, rights required by law to be granted to existing security holders) and (2) on or before the fourth day before termination, if a rights offering. Information with regard to comparable securities will be retained for recordkeeping as required to support this condition and provided upon request.
☑	The securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all the securities offered, except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.
☑	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during a comparable period of time.
☑	Except for Eligible Municipal Securities, the issuer of such securities has been in continuous operation for not less than three years (including the operations of predecessors).
☐	In the case of Eligible Municipal Securities, that they are sufficiently liquid that they can be sold at or near their carrying value within a reasonably short period of time and either (i) are subject to no greater than moderate credit risk, or (ii) if the issuer of the municipal securities, or the entity supplying the revenues or other payments from which the issue is to be paid, has been in continuous operation for less than three years, including the operation of any predecessors, the securities are subject to a minimal or low amount of credit risk.
☑	Percentage of offering purchased by the Fund and other funds advised by the same investment adviser (or its affiliates) or accounts with respect to which the same investment adviser (or its affiliates) has, and has exercised, investment discretion, did not exceed: (a) for Eligible Rule 144A offering, 25% of the total of (1) principal amount of offering of such class sold by underwriters to qualified institution buyers plus (2) principal amount of class in any concurrent public offering; (b) other securities, 25% of principal amount of offering of class.
☑	The Fund did not purchase the securities being offered directly or indirectly from an Affiliated Underwriter, provided that a purchase from a syndicate manager shall not be deemed to be a purchase from an Affiliated Underwriter so long as (a) such Affiliated Underwriter did not benefit directly or indirectly from, the transaction, and, (b) in the case of Eligible Municipal Securities, the purchase was not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.
Check below if written statements of issuer, syndicate manager, or underwriter or seller of securities were relied upon to determine:
☐	The securities were sold in an Eligible Rule 144A Offering;	☐	Compliance with the first condition, above, regarding time and price.
Attach copy of written statement for each box checked. On behalf of the Sub-Adviser, the undersigned hereby certifies that the purchase of securities noted above under “Purchased Security’s Eligibility” complies with the Fund’s Rule 10f-3 Procedures and that all records will be maintained for review and support for such certification. The review for Rule 10f-3 was comprehensive and included a review of the final offering documents for identification of affiliated underwriters.

Rule 10f-3 Report
John Hancock Core Bond Fund
AGR 3.15 12/01/24, 05351WAA1

Comparable Securities	0	1	2	3
Trade	102513480
Trade Date	11/16/2017	11/16/2017	11/16/2017	11/16/2017
Cusip	05351WAA1	05351WAA1	05351WAA1	05351WAA1
ComparableCusip	05351WAA1	718172CE7	882508BC7	713448DY1
Description of Security	AGR 3.15 12/01/24	PM 3 1/8 03/02/28	TXN 2.9 11/03/27	PEP 3 10/15/27
Name of Issuer	AVANGRID INC	PHILIP MORRIS INTL I	TEXAS INSTRUMENTS	PEPSICO INC
Date of Purchase	11/16/2017	10/31/2017	10/26/2017	10/05/2017
Date of Offering Commenced	11/16/2017	10/31/2017	10/26/2017	10/05/2017
Unit Price	99.762	99.295	98.843	99.717
Current Yield	3.158%	3.147%	2.934%	3.009%
Yield To Maturity	3.188%	3.194%	2.987%	3.033%
Principal Amt of Total Offering	600,000,000.00	500,000,000.00	500,000,000.00	1,500,000,000.00
Underwriting Spread	0.625%	0.450%	0.450%	0.450%
Names of Underwriters ( prospectus may be attached)	BBVA Securities, BNP Paribas, Citigroup, Wells Fargo, Deutsche Bank, Drexel Hamilton, The Williams Capital Group
Name(s) Dealer(s) from whom security was purchased	CITIGROUP GL 274
Years of Continuous Operation	3 or more
Amount Purchased	2,205,000.00
% Offering Purchased by Fund	0.368%
% of Offering Purchased by Associated Accounts	4.63%
Sum of % of Offering Purchased	5.00%
% Fund Assets Applied to Purchase	0.120%
Is Sub-Adviser (or affiliate) a Manager or Co-Manager in the Offering	YES
Is the Manager or a Co-Manager in offering an affiliate of the Fund	YES

Rule 10f-3 Report
John Hancock Core Bond Fund
AGR 3.15 12/01/24, 05351WAA1

Purchased Security’s Eligibility (as defined in the procedures) (check one):

☑	Registered Public Offering	☐	Eligible Foreign Offering	☐	Eligible Rule 144A Security	☐	Government Security	☐	Eligible Municipal Security
Check if the following conditions have been met (and discuss any exceptions):
☑	The securities were purchased (1) prior to the end of the first day on which any sales were made at a price that did not exceed the price paid by each other purchaser in the offering or any concurrent offering of the securities (excepting, in an Eligible Foreign Offering, rights required by law to be granted to existing security holders) and (2) on or before the fourth day before termination, if a rights offering. Information with regard to comparable securities will be retained for recordkeeping as required to support this condition and provided upon request.
☑	The securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all the securities offered, except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.
☑	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during a comparable period of time.
☑	Except for Eligible Municipal Securities, the issuer of such securities has been in continuous operation for not less than three years (including the operations of predecessors).
☐	In the case of Eligible Municipal Securities, that they are sufficiently liquid that they can be sold at or near their carrying value within a reasonably short period of time and either (i) are subject to no greater than moderate credit risk, or (ii) if the issuer of the municipal securities, or the entity supplying the revenues or other payments from which the issue is to be paid, has been in continuous operation for less than three years, including the operation of any predecessors, the securities are subject to a minimal or low amount of credit risk.
☑	Percentage of offering purchased by the Fund and other funds advised by the same investment adviser (or its affiliates) or accounts with respect to which the same investment adviser (or its affiliates) has, and has exercised, investment discretion, did not exceed: (a) for Eligible Rule 144A offering, 25% of the total of (1) principal amount of offering of such class sold by underwriters to qualified institution buyers plus (2) principal amount of class in any concurrent public offering; (b) other securities, 25% of principal amount of offering of class.
☑	The Fund did not purchase the securities being offered directly or indirectly from an Affiliated Underwriter, provided that a purchase from a syndicate manager shall not be deemed to be a purchase from an Affiliated Underwriter so long as (a) such Affiliated Underwriter did not benefit directly or indirectly from, the transaction, and, (b) in the case of Eligible Municipal Securities, the purchase was not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.
Check below if written statements of issuer, syndicate manager, or underwriter or seller of securities were relied upon to determine:
☐	The securities were sold in an Eligible Rule 144A Offering;	☐	Compliance with the first condition, above, regarding time and price.
Attach copy of written statement for each box checked. On behalf of the Sub-Adviser, the undersigned hereby certifies that the purchase of securities noted above under “Purchased Security’s Eligibility” complies with the Fund’s Rule 10f-3 Procedures and that all records will be maintained for review and support for such certification. The review for Rule 10f-3 was comprehensive and included a review of the final offering documents for identification of affiliated underwriters.

Rule 10f-3 Report
John Hancock Core Bond Fund
ANDX 3 1/2 12/01/22, 03350WAA7

Comparable Securities	0	1	2	3
Trade	102513822
Trade Date	11/16/2017	11/16/2017	11/16/2017	11/16/2017
Cusip	03350WAA7	03350WAA7	03350WAA7	03350WAA7
ComparableCusip	03350WAA7	718172CD9	172967LQ2	87161CAL9
Description of Security	ANDX 3 1/2 12/01/22	PM 2 1/2 11/02/22	C 2.7 10/27/22	SNV 3 1/8 11/01/22
Name of Issuer	ANDEAVOR LOGIS LP/CORP	PHILIP MORRIS INTL I	CITIGROUP INC	SYNOVUS FINANCIAL
Date of Purchase	11/16/2017	10/31/2017	10/23/2017	10/25/2017
Date of Offering Commenced	11/16/2017	10/31/2017	10/23/2017	10/25/2017
Unit Price	99.690	99.571	99.666	99.729
Current Yield	3.511%	2.511%	2.709%	3.133%
Yield To Maturity	3.568%	2.732%	2.772%	3.001%
Principal Amt of Total Offering	500,000,000.00	750,000,000.00	1,750,000,000.00	300,000,000.00
Underwriting Spread	0.600%	0.300%	0.325%	0.500%
Names of Underwriters (prospectus may be attached)	Merrill Lynch, Goldman Sachs, Credit Suisse, Wells Fargo, Deutsche Bank, MUFG Securities, TD Securities, U.S. Bancorp, SMBC Nikko, Tudor, Pickering, Holt & Co.
Name(s) Dealer(s) from whom security was purchased	BANK OF AMERICA
Years of Continuous Operation	3 or more
Amount Purchased	785,000.00
% Offering Purchased by Fund	0.157%
% of Offering Purchased by Associated Accounts	2.44%
Sum of % of Offering Purchased	2.60%
% Fund Assets Applied to Purchase	0.043%
Is Sub-Adviser (or affiliate) a Manager or Co-Manager in the Offering	YES
Is the Manager or a Co-Manager in offering an affiliate of the Fund	YES

Rule 10f-3 Report
John Hancock Core Bond Fund
ANDX 3 1/2 12/01/22, 03350WAA7

Purchased Security’s Eligibility (as defined in the procedures) (check one):

☑	Registered Public Offering	☐	Eligible Foreign Offering	☐	Eligible Rule 144A Security	☐	Government Security	☐	Eligible Municipal Security
Check if the following conditions have been met (and discuss any exceptions):
☑	The securities were purchased (1) prior to the end of the first day on which any sales were made at a price that did not exceed the price paid by each other purchaser in the offering or any concurrent offering of the securities (excepting, in an Eligible Foreign Offering, rights required by law to be granted to existing security holders) and (2) on or before the fourth day before termination, if a rights offering. Information with regard to comparable securities will be retained for recordkeeping as required to support this condition and provided upon request.
☑	The securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all the securities offered, except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.
☑	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during a comparable period of time.
☑	Except for Eligible Municipal Securities, the issuer of such securities has been in continuous operation for not less than three years (including the operations of predecessors).
☐	In the case of Eligible Municipal Securities, that they are sufficiently liquid that they can be sold at or near their carrying value within a reasonably short period of time and either (i) are subject to no greater than moderate credit risk, or (ii) if the issuer of the municipal securities, or the entity supplying the revenues or other payments from which the issue is to be paid, has been in continuous operation for less than three years, including the operation of any predecessors, the securities are subject to a minimal or low amount of credit risk.
☑	Percentage of offering purchased by the Fund and other funds advised by the same investment adviser (or its affiliates) or accounts with respect to which the same investment adviser (or its affiliates) has, and has exercised, investment discretion, did not exceed: (a) for Eligible Rule 144A offering, 25% of the total of (1) principal amount of offering of such class sold by underwriters to qualified institution buyers plus (2) principal amount of class in any concurrent public offering; (b) other securities, 25% of principal amount of offering of class.
☑	The Fund did not purchase the securities being offered directly or indirectly from an Affiliated Underwriter, provided that a purchase from a syndicate manager shall not be deemed to be a purchase from an Affiliated Underwriter so long as (a) such Affiliated Underwriter did not benefit directly or indirectly from, the transaction, and, (b) in the case of Eligible Municipal Securities, the purchase was not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.
Check below if written statements of issuer, syndicate manager, or underwriter or seller of securities were relied upon to determine:
☐	The securities were sold in an Eligible Rule 144A Offering;	☐	Compliance with the first condition, above, regarding time and price.
Attach copy of written statement for each box checked. On behalf of the Sub-Adviser, the undersigned hereby certifies that the purchase of securities noted above under “Purchased Security’s Eligibility” complies with the Fund’s Rule 10f-3 Procedures and that all records will be maintained for review and support for such certification. The review for Rule 10f-3 was comprehensive and included a review of the final offering documents for identification of affiliated underwriters.

Rule 10f-3 Report
John Hancock Core Bond Fund
ANDX 4 1/4 12/01/27, 03350WAC3

Comparable Securities	0	1	2	3
Trade	102514011
Trade Date	11/16/2017	11/16/2017	11/16/2017	11/16/2017
Cusip	03350WAC3	03350WAC3	03350WAC3	03350WAC3
ComparableCusip	03350WAC3	718172CE7	882508BC7	713448DY1
Description of Security	ANDX 4 1/4 12/01/27	PM 3 1/8 03/02/28	TXN 2.9 11/03/27	PEP 3 10/15/27
Name of Issuer	ANDEAVOR LOGIS LP/CORP	PHILIP MORRIS INTL I	TEXAS INSTRUMENTS	PEPSICO INC
Date of Purchase	11/16/2017	10/31/2017	10/26/2017	10/05/2017
Date of Offering Commenced	11/16/2017	10/31/2017	10/26/2017	10/05/2017
Unit Price	99.822	99.295	98.843	99.717
Current Yield	4.258%	3.147%	2.934%	3.009%
Yield To Maturity	4.272%	3.194%	2.987%	3.033%
Principal Amt of Total Offering	750,000,000.00	500,000,000.00	500,000,000.00	1,500,000,000.00
Underwriting Spread	0.650%	0.450%	0.450%	0.450%
Names of Underwriters (prospectus may be attached)	Merrill Lynch, Goldman Sachs, Credit Suisse, Wells Fargo, Deutsche Bank, MUFG Securities, TD Securities, U.S. Bancorp, SMBC Nikko, Tudor, Pickering, Holt & Co.
Name(s) Dealer(s) from whom security was purchased	GOLDMAN, SACHS
Years of Continuous Operation	3 or more
Amount Purchased	942,000.00
% Offering Purchased by Fund	0.126%
% of Offering Purchased by Associated Accounts	2.14%
Sum of % of Offering Purchased	2.27%
% Fund Assets Applied to Purchase	0.051%
Is Sub-Adviser (or affiliate) a Manager or Co-Manager in the Offering	YES
Is the Manager or a Co-Manager in offering an affiliate of the Fund	YES

Rule 10f-3 Report
John Hancock Core Bond Fund
ANDX 4 1/4 12/01/27, 03350WAC3

Purchased Security’s Eligibility (as defined in the procedures) (check one):

☑	Registered Public Offering	☐	Eligible Foreign Offering	☐	Eligible Rule 144A Security	☐	Government Security	☐	Eligible Municipal Security
Check if the following conditions have been met (and discuss any exceptions):
☑	The securities were purchased (1) prior to the end of the first day on which any sales were made at a price that did not exceed the price paid by each other purchaser in the offering or any concurrent offering of the securities (excepting, in an Eligible Foreign Offering, rights required by law to be granted to existing security holders) and (2) on or before the fourth day before termination, if a rights offering. Information with regard to comparable securities will be retained for recordkeeping as required to support this condition and provided upon request.
☑	The securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all the securities offered, except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.
☑	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during a comparable period of time.
☑	Except for Eligible Municipal Securities, the issuer of such securities has been in continuous operation for not less than three years (including the operations of predecessors).
☐	In the case of Eligible Municipal Securities, that they are sufficiently liquid that they can be sold at or near their carrying value within a reasonably short period of time and either (i) are subject to no greater than moderate credit risk, or (ii) if the issuer of the municipal securities, or the entity supplying the revenues or other payments from which the issue is to be paid, has been in continuous operation for less than three years, including the operation of any predecessors, the securities are subject to a minimal or low amount of credit risk.
☑	Percentage of offering purchased by the Fund and other funds advised by the same investment adviser (or its affiliates) or accounts with respect to which the same investment adviser (or its affiliates) has, and has exercised, investment discretion, did not exceed: (a) for Eligible Rule 144A offering, 25% of the total of (1) principal amount of offering of such class sold by underwriters to qualified institution buyers plus (2) principal amount of class in any concurrent public offering; (b) other securities, 25% of principal amount of offering of class.
☑	The Fund did not purchase the securities being offered directly or indirectly from an Affiliated Underwriter, provided that a purchase from a syndicate manager shall not be deemed to be a purchase from an Affiliated Underwriter so long as (a) such Affiliated Underwriter did not benefit directly or indirectly from, the transaction, and, (b) in the case of Eligible Municipal Securities, the purchase was not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.
Check below if written statements of issuer, syndicate manager, or underwriter or seller of securities were relied upon to determine:
☐	The securities were sold in an Eligible Rule 144A Offering;	☐	Compliance with the first condition, above, regarding time and price.
Attach copy of written statement for each box checked. On behalf of the Sub-Adviser, the undersigned hereby certifies that the purchase of securities noted above under “Purchased Security’s Eligibility” complies with the Fund’s Rule 10f-3 Procedures and that all records will be maintained for review and support for such certification. The review for Rule 10f-3 was comprehensive and included a review of the final offering documents for identification of affiliated underwriters.

Rule 10f-3 Report
John Hancock Core Bond Fund
ANDX 5.2 12/01/47, 03350WAB5

Comparable Securities	0	1	2	3
Trade	102513664
Trade Date	11/16/2017	11/16/2017	11/16/2017	11/16/2017
Cusip	03350WAB5	03350WAB5	03350WAB5	03350WAB5
ComparableCusip	03350WAB5	693304AV9	665772CQ0	69352PAM5
Description of Security	ANDX 5.2 12/01/47	EXC 3.7 09/15/47	XEL 3.6 09/15/47	PPL 4 09/15/47
Name of Issuer	ANDEAVOR LOGIS LP/CORP	PECO ENERGY CO	NORTHERN STATES P	PPL CAPITAL FUNDIN
Date of Purchase	11/16/2017	09/11/2017	09/06/2017	09/06/2017
Date of Offering Commenced	11/16/2017	09/11/2017	09/06/2017	09/06/2017
Unit Price	99.668	99.623	99.003	98.792
Current Yield	5.217%	3.714%	3.636%	4.049%
Yield To Maturity	5.222%	3.591%	3.655%	3.949%
Principal Amt of Total Offering	500,000,000.00	325,000,000.00	600,000,000.00	500,000,000.00
Underwriting Spread	0.875%	0.875%	0.875%	0.875%
Names of Underwriters (prospectus may be attached)	Merrill Lynch, Goldman Sachs, Credit Suisse, Wells Fargo, Deutsche Bank, MUFG Securities, TD Securities, U.S. Bancorp, SMBC Nikko, Tudor, Pickering, Holt & Co.
Name(s) Dealer(s) from whom security was purchased	BANK OF AMERICA
Years of Continuous Operation	3 or more
Amount Purchased	575,000.00
% Offering Purchased by Fund	0.115%
% of Offering Purchased by Associated Accounts	2.49%
Sum of % of Offering Purchased	2.60%
% Fund Assets Applied to Purchase	0.031%
Is Sub-Adviser (or affiliate) a Manager or Co-Manager in the Offering	YES
Is the Manager or a Co-Manager in offering an affiliate of the Fund	YES

Rule 10f-3 Report
John Hancock Core Bond Fund
ANDX 5.2 12/01/47, 03350WAB5

Purchased Security’s Eligibility (as defined in the procedures) (check one):

☑	Registered Public Offering	☐	Eligible Foreign Offering	☐	Eligible Rule 144A Security	☐	Government Security	☐	Eligible Municipal Security
Check if the following conditions have been met (and discuss any exceptions):
☑	The securities were purchased (1) prior to the end of the first day on which any sales were made at a price that did not exceed the price paid by each other purchaser in the offering or any concurrent offering of the securities (excepting, in an Eligible Foreign Offering, rights required by law to be granted to existing security holders) and (2) on or before the fourth day before termination, if a rights offering. Information with regard to comparable securities will be retained for recordkeeping as required to support this condition and provided upon request.
☑	The securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all the securities offered, except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.
☑	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during a comparable period of time.
☑	Except for Eligible Municipal Securities, the issuer of such securities has been in continuous operation for not less than three years (including the operations of predecessors).
☐	In the case of Eligible Municipal Securities, that they are sufficiently liquid that they can be sold at or near their carrying value within a reasonably short period of time and either (i) are subject to no greater than moderate credit risk, or (ii) if the issuer of the municipal securities, or the entity supplying the revenues or other payments from which the issue is to be paid, has been in continuous operation for less than three years, including the operation of any predecessors, the securities are subject to a minimal or low amount of credit risk.
☑	Percentage of offering purchased by the Fund and other funds advised by the same investment adviser (or its affiliates) or accounts with respect to which the same investment adviser (or its affiliates) has, and has exercised, investment discretion, did not exceed: (a) for Eligible Rule 144A offering, 25% of the total of (1) principal amount of offering of such class sold by underwriters to qualified institution buyers plus (2) principal amount of class in any concurrent public offering; (b) other securities, 25% of principal amount of offering of class.
☑	The Fund did not purchase the securities being offered directly or indirectly from an Affiliated Underwriter, provided that a purchase from a syndicate manager shall not be deemed to be a purchase from an Affiliated Underwriter so long as (a) such Affiliated Underwriter did not benefit directly or indirectly from, the transaction, and, (b) in the case of Eligible Municipal Securities, the purchase was not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.
Check below if written statements of issuer, syndicate manager, or underwriter or seller of securities were relied upon to determine:
☐	The securities were sold in an Eligible Rule 144A Offering;	☐	Compliance with the first condition, above, regarding time and price.
Attach copy of written statement for each box checked. On behalf of the Sub-Adviser, the undersigned hereby certifies that the purchase of securities noted above under “Purchased Security’s Eligibility” complies with the Fund’s Rule 10f-3 Procedures and that all records will be maintained for review and support for such certification. The review for Rule 10f-3 was comprehensive and included a review of the final offering documents for identification of affiliated underwriters.

Rule 10f-3 Report
John Hancock Core Bond Fund
BXP 3.2 01/15/25, 10112RAZ7

Comparable Securities	0	1	2	3
Trade	102524893
Trade Date	11/17/2017	11/17/2017	11/17/2017	11/17/2017
Cusip	10112RAZ7	10112RAZ7	10112RAZ7	10112RAZ7
ComparableCusip	10112RAZ7	37045XCD6	14040HBT1	042735BG4
Description of Security	BXP 3.2 01/15/25	GM 3 1/2 11/07/24	COF 3.3 10/30/24	ARW 3 1/4 09/08/24
Name of Issuer	BOSTON PROPERTIES LP	GENERAL MOTORS FI	CAPITAL ONE FINANC	ARROW ELECTRONIC
Date of Purchase	11/17/2017	11/02/2017	10/26/2017	09/05/2017
Date of Offering Commenced	11/17/2017	11/02/2017	10/26/2017	09/05/2017
Unit Price	99.757	99.852	99.709	99.387
Current Yield	3.208%	3.505%	3.310%	3.270%
Yield To Maturity	3.238%	3.524%	3.347%	3.322%
Principal Amt of Total Offering	850,000,000.00	750,000,000.00	1,500,000,000.00	500,000,000.00
Underwriting Spread	0.625%	0.400%	0.400%	0.625%
Names of Underwriters (prospectus may be attached)	BNY Mellon, Deutsche Bank, J.P. Morgan, Merrill Lynch, Morgan Stanley, Jefferies, Scotia Capital, TD Securities, Wellls Fargo, BB&T Capital, Fifth Third, Mizuho, SunTrust Robinson Humphrey, U.S. Bancorp
Name(s) Dealer(s) from whom security was purchased	DEUTSCHE BANK SECR
Years of Continuous Operation	3 or more
Amount Purchased	1,471,000.00
% Offering Purchased by Fund	0.173%
% of Offering Purchased by Associated Accounts	2.647%
Sum of % of Offering Purchased	2.82%
% Fund Assets Applied to Purchase	0.080%
Is Sub-Adviser (or affiliate) a Manager or Co-Manager in the Offering	YES
Is the Manager or a Co-Manager in offering an affiliate of the Fund	YES

Rule 10f-3 Report
John Hancock Core Bond Fund
BXP 3.2 01/15/25, 10112RAZ7

Purchased Security’s Eligibility (as defined in the procedures) (check one):

☑	Registered Public Offering	☐	Eligible Foreign Offering	☐	Eligible Rule 144A Security	☐	Government Security	☐	Eligible Municipal Security
Check if the following conditions have been met (and discuss any exceptions):
☑	The securities were purchased (1) prior to the end of the first day on which any sales were made at a price that did not exceed the price paid by each other purchaser in the offering or any concurrent offering of the securities (excepting, in an Eligible Foreign Offering, rights required by law to be granted to existing security holders) and (2) on or before the fourth day before termination, if a rights offering. Information with regard to comparable securities will be retained for recordkeeping as required to support this condition and provided upon request.
☑	The securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all the securities offered, except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.
☑	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during a comparable period of time.
☑	Except for Eligible Municipal Securities, the issuer of such securities has been in continuous operation for not less than three years (including the operations of predecessors).
☐	In the case of Eligible Municipal Securities, that they are sufficiently liquid that they can be sold at or near their carrying value within a reasonably short period of time and either (i) are subject to no greater than moderate credit risk, or (ii) if the issuer of the municipal securities, or the entity supplying the revenues or other payments from which the issue is to be paid, has been in continuous operation for less than three years, including the operation of any predecessors, the securities are subject to a minimal or low amount of credit risk.
☑	Percentage of offering purchased by the Fund and other funds advised by the same investment adviser (or its affiliates) or accounts with respect to which the same investment adviser (or its affiliates) has, and has exercised, investment discretion, did not exceed: (a) for Eligible Rule 144A offering, 25% of the total of (1) principal amount of offering of such class sold by underwriters to qualified institution buyers plus (2) principal amount of class in any concurrent public offering; (b) other securities, 25% of principal amount of offering of class.
☑	The Fund did not purchase the securities being offered directly or indirectly from an Affiliated Underwriter, provided that a purchase from a syndicate manager shall not be deemed to be a purchase from an Affiliated Underwriter so long as (a) such Affiliated Underwriter did not benefit directly or indirectly from, the transaction, and, (b) in the case of Eligible Municipal Securities, the purchase was not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.
Check below if written statements of issuer, syndicate manager, or underwriter or seller of securities were relied upon to determine:
☐	The securities were sold in an Eligible Rule 144A Offering;	☐	Compliance with the first condition, above, regarding time and price.
Attach copy of written statement for each box checked. On behalf of the Sub-Adviser, the undersigned hereby certifies that the purchase of securities noted above under “Purchased Security’s Eligibility” complies with the Fund’s Rule 10f-3 Procedures and that all records will be maintained for review and support for such certification. The review for Rule 10f-3 was comprehensive and included a review of the final offering documents for identification of affiliated underwriters.

Rule 10f-3 Report
John Hancock Core Bond Fund
KRC 3.45 12/15/24, 49427RAM4

Comparable Securities	0	1	2	3
Trade	102565646
Trade Date	11/27/2017	11/27/2017	11/27/2017	11/27/2017
Cusip	49427RAM4	49427RAM4	49427RAM4	49427RAM4
ComparableCusip	49427RAM4	37045XCD6	14040HBT1	042735BG4
Description of Security	KRC 3.45 12/15/24	GM 3 1/2 11/07/24	COF 3.3 10/30/24	ARW 3 1/4 09/08/24
Name of Issuer	KILROY REALTY LP	GENERAL MOTORS FI	CAPITAL ONE FINANC	ARROW ELECTRONIC
Date of Purchase	11/27/2017	11/02/2017	10/26/2017	09/05/2017
Date of Offering Commenced	11/27/2017	11/02/2017	10/26/2017	09/05/2017
Unit Price	99.870	99.852	99.709	99.387
Current Yield	3.454%	3.505%	3.310%	3.270%
Yield To Maturity	3.471%	3.524%	3.347%	3.349%
Principal Amt of Total Offering	425,000,000.00	750,000,000.00	1,500,000,000.00	500,000,000.00
Underwriting Spread	0.625%	0.400%	0.400%	0.625%
Names of Underwriters (prospectus may be attached)	J.P. Morgan, U.S.
Bancorp, Barclays
Capital, Merrill Lynch,
Wells Fargo, BBVA
Securities, Citigroup,
SMBC Nikko, BNP
Paribas, Comerica
Securities, KeyBanc
Capital Markets, MUFG
Securities, PNC Capital
Markets, RBC Capital
	Markets, Scotial Capital
Name(s) Dealer(s) from whom security was purchased	CHASE SECURITIES
Years of Continuous Operation	3 or more
Amount Purchased	1,106,000.00
% Offering Purchased by Fund	0.260%
% of Offering Purchased by Associated Accounts	3.27%
Sum of % of Offering Purchased	3.53%
% Fund Assets Applied to Purchase	0.060%
Is Sub-Adviser (or affiliate) a Manager or Co-Manager in the Offering	YES
Is the Manager or a Co-Manager in offering an affiliate of the Fund	YES

Rule 10f-3 Report
John Hancock Core Bond Fund
KRC 3.45 12/15/24, 49427RAM4

Purchased Security’s Eligibility (as defined in the procedures) (check one):

☑	Registered Public Offering	☐	Eligible Foreign Offering	☐	Eligible Rule 144A Security	☐	Government Security	☐	Eligible Municipal Security
Check if the following conditions have been met (and discuss any exceptions):
☑	The securities were purchased (1) prior to the end of the first day on which any sales were made at a price that did not exceed the price paid by each other purchaser in the offering or any concurrent offering of the securities (excepting, in an Eligible Foreign Offering, rights required by law to be granted to existing security holders) and (2) on or before the fourth day before termination, if a rights offering. Information with regard to comparable securities will be retained for recordkeeping as required to support this condition and provided upon request.
☑	The securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all the securities offered, except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.
☑	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during a comparable period of time.
☑	Except for Eligible Municipal Securities, the issuer of such securities has been in continuous operation for not less than three years (including the operations of predecessors).
☐	In the case of Eligible Municipal Securities, that they are sufficiently liquid that they can be sold at or near their carrying value within a reasonably short period of time and either (i) are subject to no greater than moderate credit risk, or (ii) if the issuer of the municipal securities, or the entity supplying the revenues or other payments from which the issue is to be paid, has been in continuous operation for less than three years, including the operation of any predecessors, the securities are subject to a minimal or low amount of credit risk.
☑	Percentage of offering purchased by the Fund and other funds advised by the same investment adviser (or its affiliates) or accounts with respect to which the same investment adviser (or its affiliates) has, and has exercised, investment discretion, did not exceed: (a) for Eligible Rule 144A offering, 25% of the total of (1) principal amount of offering of such class sold by underwriters to qualified institution buyers plus (2) principal amount of class in any concurrent public offering; (b) other securities, 25% of principal amount of offering of class.
☑	The Fund did not purchase the securities being offered directly or indirectly from an Affiliated Underwriter, provided that a purchase from a syndicate manager shall not be deemed to be a purchase from an Affiliated Underwriter so long as (a) such Affiliated Underwriter did not benefit directly or indirectly from, the transaction, and, (b) in the case of Eligible Municipal Securities, the purchase was not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.
Check below if written statements of issuer, syndicate manager, or underwriter or seller of securities were relied upon to determine:
☐	The securities were sold in an Eligible Rule 144A Offering;	☐	Compliance with the first condition, above, regarding time and price.
Attach copy of written statement for each box checked. On behalf of the Sub-Adviser, the undersigned hereby certifies that the purchase of securities noted above under “Purchased Security’s Eligibility” complies with the Fund’s Rule 10f-3 Procedures and that all records will be maintained for review and support for such certification. The review for Rule 10f-3 was comprehensive and included a review of the final offering documents for identification of affiliated underwriters.

Rule 10f-3 Report
John Hancock Core Bond Fund
UBS 2.45 12/01/20, 902674XK1

Comparable Securities	0	1	2	3
Trade	102565192
Trade Date	11/27/2017	11/27/2017	11/27/2017	11/27/2017
Cusip	902674XK1	902674XK1	902674XK1	902674XK1
ComparableCusip	902674XK1	713448DX3	05565QDR6	151020AV6
Description of Security	UBS 2.45 12/01/20	PEP 2 04/15/21	BPLN 1.768 09/19/19	CELG 2 1/4 08/15/21
Name of Issuer	UBS AG LONDON	PEPSICO INC	BP CAPITAL MARKET	CELGENE CORP
Date of Purchase	11/27/2017	10/05/2017	09/14/2017	08/01/2017
Date of Offering Commenced	11/27/2017	10/05/2017	09/14/2017	08/01/2017
Unit Price	99.908	99.980	100.000	99.706
Current Yield	2.452%	2.000%	1.768%	2.257%
Yield To Maturity	2.482%	2.311%	2.114%	2.324%
Principal Amt of Total Offering	1,800,000,000.00	1,000,000,000.00	500,000,000.00	500,000,000.00
Underwriting Spread	0.250%	0.250%	0.100%	0.250%
Names of Underwriters (prospectus may be attached)

BMO Capital Markets,
CIBC World Markets,
Scotia Capital, TD
Securities, Wells Fargo,
BB&T Capital Markets,
BNY Mellon, Citigroup,
Desjardins Securities,
Fifth Third Securities,
Merrill Lynch, National
Bank Financial, Regions
Securities, SunTrust
Robinson Humphrey,
U.S. Bancorp, Academy
Securities, Drexel
Hamilton

Name(s) Dealer(s) from whom security was purchased	UBS AG
Years of Continuous Operation	3 or more
Amount Purchased	2,227,000.00
% Offering Purchased by Fund	0.124%
% of Offering Purchased by Associated Accounts	1.82%
Sum of % of Offering Purchased	1.94%
% Fund Assets Applied to Purchase	0.122%
Is Sub-Adviser (or affiliate) a Manager or Co-Manager in the Offering	YES
Is the Manager or a Co-Manager in offering an affiliate of the Fund	YES

Rule 10f-3 Report
John Hancock Core Bond Fund
UBS 2.45 12/01/20, 902674XK1

Purchased Security’s Eligibility (as defined in the procedures) (check one):

☐	Registered Public Offering	☐	Eligible Foreign Offering	☑	Eligible Rule 144A Security	☐	Government Security	☐	Eligible Municipal Security
Check if the following conditions have been met (and discuss any exceptions):
☑	The securities were purchased (1) prior to the end of the first day on which any sales were made at a price that did not exceed the price paid by each other purchaser in the offering or any concurrent offering of the securities (excepting, in an Eligible Foreign Offering, rights required by law to be granted to existing security holders) and (2) on or before the fourth day before termination, if a rights offering. Information with regard to comparable securities will be retained for recordkeeping as required to support this condition and provided upon request.
☑	The securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all the securities offered, except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.
☑	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during a comparable period of time.
☑	Except for Eligible Municipal Securities, the issuer of such securities has been in continuous operation for not less than three years (including the operations of predecessors).
☐	In the case of Eligible Municipal Securities, that they are sufficiently liquid that they can be sold at or near their carrying value within a reasonably short period of time and either (i) are subject to no greater than moderate credit risk, or (ii) if the issuer of the municipal securities, or the entity supplying the revenues or other payments from which the issue is to be paid, has been in continuous operation for less than three years, including the operation of any predecessors, the securities are subject to a minimal or low amount of credit risk.
☑	Percentage of offering purchased by the Fund and other funds advised by the same investment adviser (or its affiliates) or accounts with respect to which the same investment adviser (or its affiliates) has, and has exercised, investment discretion, did not exceed: (a) for Eligible Rule 144A offering, 25% of the total of (1) principal amount of offering of such class sold by underwriters to qualified institution buyers plus (2) principal amount of class in any concurrent public offering; (b) other securities, 25% of principal amount of offering of class.
☑	The Fund did not purchase the securities being offered directly or indirectly from an Affiliated Underwriter, provided that a purchase from a syndicate manager shall not be deemed to be a purchase from an Affiliated Underwriter so long as (a) such Affiliated Underwriter did not benefit directly or indirectly from, the transaction, and, (b) in the case of Eligible Municipal Securities, the purchase was not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.
Check below if written statements of issuer, syndicate manager, or underwriter or seller of securities were relied upon to determine:
☐	The securities were sold in an Eligible Rule 144A Offering;	☐	Compliance with the first condition, above, regarding time and price.
Attach copy of written statement for each box checked. On behalf of the Sub-Adviser, the undersigned hereby certifies that the purchase of securities noted above under “Purchased Security’s Eligibility” complies with the Fund’s Rule 10f-3 Procedures and that all records will be maintained for review and support for such certification. The review for Rule 10f-3 was comprehensive and included a review of the final offering documents for identification of affiliated underwriters.

Rule 10f-3 Report
John Hancock Core Bond Fund
ABC 3.45 12/15/27, 03073EAP0

Comparable Securities	0	1	2	3
Trade	102589802
Trade Date	11/29/2017	11/29/2017	11/29/2017	11/29/2017
Cusip	03073EAP0	03073EAP0	03073EAP0	03073EAP0
ComparableCusip	03073EAP0	718172CE7	882508BC7	713448DY1
Description of Security	ABC 3.45 12/15/27	PM 3 1/8 03/02/28	TXN 2.9 11/03/27	PEP 3 10/15/27
Name of Issuer	AMERISOURCEBERG EN CORP	PHILIP MORRIS INTL I	TEXAS INSTRUMENTS	PEPSICO INC
Date of Purchase	11/29/2017	10/31/2017	10/26/2017	10/05/2017
Date of Offering Commenced	11/29/2017	10/31/2017	10/26/2017	10/05/2017
Unit Price	99.755	99.295	98.843	99.717
Current Yield	3.458%	3.147%	2.934%	3.009%
Yield To Maturity	3.479%	3.105%	2.961%	3.033%
Principal Amt of Total Offering	750,000,000.00	500,000,000.00	500,000,000.00	1,500,000,000.00
Underwriting Spread	0.650%	0.450%	0.450%	0.450%
Names of Underwriters (prospectus may be attached)	Citigroup, J.P. Morgan, Merrill Lynch, MUFG, Scotia Capital, U.S. Bancorp, Wells Fargo, Credit Suisse, Mizuho, PNC Capital Markets, TD Securities, KeyBanc Capital Markets
Name(s) Dealer(s) from whom security was purchased	CITIGROUP GL 274
Years of Continuous Operation	3 or more
Amount Purchased	751,000.00
% Offering Purchased by Fund	0.100%
% of Offering Purchased by Associated Accounts	3.90%
Sum of % of Offering Purchased	4.00%
% Fund Assets Applied to Purchase	0.041%
Is Sub-Adviser (or affiliate) a Manager or Co-Manager in the Offering	YES
Is the Manager or a Co-Manager in offering an affiliate of the Fund	YES

Rule 10f-3 Report
John Hancock Core Bond Fund
ABC 3.45 12/15/27, 03073EAP0

Purchased Security’s Eligibility (as defined in the procedures) (check one):

☑	Registered Public Offering	☐	Eligible Foreign Offering	☐	Eligible Rule 144A Security	☐	Government Security	☐	Eligible Municipal Security
Check if the following conditions have been met (and discuss any exceptions):
☑	The securities were purchased (1) prior to the end of the first day on which any sales were made at a price that did not exceed the price paid by each other purchaser in the offering or any concurrent offering of the securities (excepting, in an Eligible Foreign Offering, rights required by law to be granted to existing security holders) and (2) on or before the fourth day before termination, if a rights offering. Information with regard to comparable securities will be retained for recordkeeping as required to support this condition and provided upon request.
☑	The securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all the securities offered, except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.
☑	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during a comparable period of time.
☑	Except for Eligible Municipal Securities, the issuer of such securities has been in continuous operation for not less than three years (including the operations of predecessors).
☐	In the case of Eligible Municipal Securities, that they are sufficiently liquid that they can be sold at or near their carrying value within a reasonably short period of time and either (i) are subject to no greater than moderate credit risk, or (ii) if the issuer of the municipal securities, or the entity supplying the revenues or other payments from which the issue is to be paid, has been in continuous operation for less than three years, including the operation of any predecessors, the securities are subject to a minimal or low amount of credit risk.
☑	Percentage of offering purchased by the Fund and other funds advised by the same investment adviser (or its affiliates) or accounts with respect to which the same investment adviser (or its affiliates) has, and has exercised, investment discretion, did not exceed: (a) for Eligible Rule 144A offering, 25% of the total of (1) principal amount of offering of such class sold by underwriters to qualified institution buyers plus (2) principal amount of class in any concurrent public offering; (b) other securities, 25% of principal amount of offering of class.
☑	The Fund did not purchase the securities being offered directly or indirectly from an Affiliated Underwriter, provided that a purchase from a syndicate manager shall not be deemed to be a purchase from an Affiliated Underwriter so long as (a) such Affiliated Underwriter did not benefit directly or indirectly from, the transaction, and, (b) in the case of Eligible Municipal Securities, the purchase was not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.
Check below if written statements of issuer, syndicate manager, or underwriter or seller of securities were relied upon to determine:
☐	The securities were sold in an Eligible Rule 144A Offering;	☐	Compliance with the first condition, above, regarding time and price.
Attach copy of written statement for each box checked. On behalf of the Sub-Adviser, the undersigned hereby certifies that the purchase of securities noted above under “Purchased Security’s Eligibility” complies with the Fund’s Rule 10f-3 Procedures and that all records will be maintained for review and support for such certification. The review for Rule 10f-3 was comprehensive and included a review of the final offering documents for identification of affiliated underwriters.

Rule 10f-3 Report
John Hancock Core Bond Fund
ABC 4.3 12/15/47, 03073EAQ8

Comparable Securities	0	1	2	3
Trade	102590114
Trade Date	11/29/2017	11/29/2017	11/29/2017	11/29/2017
Cusip	03073EAQ8	03073EAQ8	03073EAQ8	03073EAQ8
ComparableCusip	03073EAQ8	693304AV9	665772CQ0	69352PAM5
Description of Security	ABC 4.3 12/15/47	EXC 3.7 09/15/47	XEL 3.6 09/15/47	PPL 4 09/15/47
Name of Issuer	AMERISOURCEBERG EN CORP	PECO ENERGY CO	NORTHERN STATES P	PPL CAPITAL FUNDIN
Date of Purchase	11/29/2017	09/11/2017	09/06/2017	09/06/2017
Date of Offering Commenced	11/29/2017	09/11/2017	09/06/2017	09/06/2017
Unit Price	99.514	99.623	99.003	98.792
Current Yield	4.321%	3.714%	3.636%	4.049%
Yield To Maturity	4.329%	3.590%	3.655%	3.905%
Principal Amt of Total Offering	500,000,000.00	325,000,000.00	600,000,000.00	500,000,000.00
Underwriting Spread	0.875%	0.875%	0.875%	0.875%
Names of Underwriters (prospectus may be attached)	BofA Merrill Lynch, Citigroup, J.P. Morgan, MUFG, Scotiabank, U.S. Bancorp, Wells Fargo, Credit Suisse, Mizuho Securities, PNC Capital Markets, TD Securities, KeyBanc Capital Markets
Name(s) Dealer(s) from whom security was purchased	CITIGROUP GL 274
Years of Continuous Operation	3 or more
Amount Purchased	1,277,000.00
% Offering Purchased by Fund	0.255%
% of Offering Purchased by Associated Accounts	3.75%
Sum of % of Offering Purchased	4.00%
% Fund Assets Applied to Purchase	0.070%
Is Sub-Adviser (or affiliate) a Manager or Co-Manager in the Offering	YES
Is the Manager or a Co-Manager in offering an affiliate of the Fund	YES

Rule 10f-3 Report
John Hancock Core Bond Fund
ABC 4.3 12/15/47, 03073EAQ8

Purchased Security’s Eligibility (as defined in the procedures) (check one):

☑	Registered Public Offering	☐	Eligible Foreign Offering	☐	Eligible Rule 144A Security	☐	Government Security	☐	Eligible Municipal Security
Check if the following conditions have been met (and discuss any exceptions):
☑	The securities were purchased (1) prior to the end of the first day on which any sales were made at a price that did not exceed the price paid by each other purchaser in the offering or any concurrent offering of the securities (excepting, in an Eligible Foreign Offering, rights required by law to be granted to existing security holders) and (2) on or before the fourth day before termination, if a rights offering. Information with regard to comparable securities will be retained for recordkeeping as required to support this condition and provided upon request.
☑	The securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all the securities offered, except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.
☑	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during a comparable period of time.
☑	Except for Eligible Municipal Securities, the issuer of such securities has been in continuous operation for not less than three years (including the operations of predecessors).
☐	In the case of Eligible Municipal Securities, that they are sufficiently liquid that they can be sold at or near their carrying value within a reasonably short period of time and either (i) are subject to no greater than moderate credit risk, or (ii) if the issuer of the municipal securities, or the entity supplying the revenues or other payments from which the issue is to be paid, has been in continuous operation for less than three years, including the operation of any predecessors, the securities are subject to a minimal or low amount of credit risk.
☑	Percentage of offering purchased by the Fund and other funds advised by the same investment adviser (or its affiliates) or accounts with respect to which the same investment adviser (or its affiliates) has, and has exercised, investment discretion, did not exceed: (a) for Eligible Rule 144A offering, 25% of the total of (1) principal amount of offering of such class sold by underwriters to qualified institution buyers plus (2) principal amount of class in any concurrent public offering; (b) other securities, 25% of principal amount of offering of class.
☑	The Fund did not purchase the securities being offered directly or indirectly from an Affiliated Underwriter, provided that a purchase from a syndicate manager shall not be deemed to be a purchase from an Affiliated Underwriter so long as (a) such Affiliated Underwriter did not benefit directly or indirectly from, the transaction, and, (b) in the case of Eligible Municipal Securities, the purchase was not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.
Check below if written statements of issuer, syndicate manager, or underwriter or seller of securities were relied upon to determine:
☐	The securities were sold in an Eligible Rule 144A Offering;	☐	Compliance with the first condition, above, regarding time and price.
Attach copy of written statement for each box checked. On behalf of the Sub-Adviser, the undersigned hereby certifies that the purchase of securities noted above under “Purchased Security’s Eligibility” complies with the Fund’s Rule 10f-3 Procedures and that all records will be maintained for review and support for such certification. The review for Rule 10f-3 was comprehensive and included a review of the final offering documents for identification of affiliated underwriters.

Rule 10f-3 Report
John Hancock Core Bond Fund
O 4.65 03/15/47, 756109AT1

Comparable Securities	0	1	2	3
Trade	102591826
Trade Date	11/29/2017	11/29/2017	11/29/2017	11/29/2017
Cusip	756109AT1	756109AT1	756109AT1	756109AT1
ComparableCusip	756109AT1	693304AV9	665772CQ0	69352PAM5
Description of Security	O 4.65 03/15/47	EXC 3.7 09/15/47	XEL 3.6 09/15/47	PPL 4 09/15/47
Name of Issuer	REALTY INCOME CORP	PECO ENERGY CO	NORTHERN STATES P	PPL CAPITAL FUNDIN
Date of Purchase	11/29/2017	09/11/2017	09/06/2017	09/06/2017
Date of Offering Commenced	11/29/2017	09/11/2017	09/06/2017	09/06/2017
Unit Price	105.434	99.623	99.003	98.792
Current Yield	4.410%	3.714%	3.636%	4.049%
Yield To Maturity	4.318%	3.590%	3.655%	3.905%
Principal Amt of Total Offering	250,000,000.00	325,000,000.00	600,000,000.00	500,000,000.00
Underwriting Spread	0.875%	0.875%	0.875%	0.875%
Names of Underwriters (prospectus may be attached)	Citigroup, Barclays,
BNY Mellon, Goldman
Sachs, UBS, U.S.
Bancorp, Credit Suisse,
J.P. Morgan, Merrill
Lynch, Mizuho, Morgan
Stanley, RBC, Regions
Securities, Wells Fargo,
BB&T Capital Markets,
MUFG, PNC Capital
Markets, Stifel, Nicolaus
& Co., Comerica,
Raymond James,
Samuel A. Ramirez,
Academy Securities,
Evercore Group, Moelis
	& Co.
Name(s) Dealer(s) from whom security was purchased	CITIGROUP GL 274
Years of Continuous Operation	3 or more
Amount Purchased	617,000.00
% Offering Purchased by Fund	0.247%
% of Offering Purchased by Associated Accounts	4.55%
Sum of % of Offering Purchased	4.80%
% Fund Assets Applied to Purchase	0.034%
Is Sub-Adviser (or affiliate) a Manager or Co-Manager in the Offering	YES
Is the Manager or a Co-Manager in offering an affiliate of the Fund	YES

Rule 10f-3 Report
John Hancock Core Bond Fund
O 4.65 03/15/47, 756109AT1

Purchased Security’s Eligibility (as defined in the procedures) (check one):

☑	Registered Public Offering	☐	Eligible Foreign Offering	☐	Eligible Rule 144A Security	☐	Government Security	☐	Eligible Municipal Security
Check if the following conditions have been met (and discuss any exceptions):
☑	The securities were purchased (1) prior to the end of the first day on which any sales were made at a price that did not exceed the price paid by each other purchaser in the offering or any concurrent offering of the securities (excepting, in an Eligible Foreign Offering, rights required by law to be granted to existing security holders) and (2) on or before the fourth day before termination, if a rights offering. Information with regard to comparable securities will be retained for recordkeeping as required to support this condition and provided upon request.
☑	The securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all the securities offered, except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.
☑	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during a comparable period of time.
☑	Except for Eligible Municipal Securities, the issuer of such securities has been in continuous operation for not less than three years (including the operations of predecessors).
☐	In the case of Eligible Municipal Securities, that they are sufficiently liquid that they can be sold at or near their carrying value within a reasonably short period of time and either (i) are subject to no greater than moderate credit risk, or (ii) if the issuer of the municipal securities, or the entity supplying the revenues or other payments from which the issue is to be paid, has been in continuous operation for less than three years, including the operation of any predecessors, the securities are subject to a minimal or low amount of credit risk.
☑	Percentage of offering purchased by the Fund and other funds advised by the same investment adviser (or its affiliates) or accounts with respect to which the same investment adviser (or its affiliates) has, and has exercised, investment discretion, did not exceed: (a) for Eligible Rule 144A offering, 25% of the total of (1) principal amount of offering of such class sold by underwriters to qualified institution buyers plus (2) principal amount of class in any concurrent public offering; (b) other securities, 25% of principal amount of offering of class.
☑	The Fund did not purchase the securities being offered directly or indirectly from an Affiliated Underwriter, provided that a purchase from a syndicate manager shall not be deemed to be a purchase from an Affiliated Underwriter so long as (a) such Affiliated Underwriter did not benefit directly or indirectly from, the transaction, and, (b) in the case of Eligible Municipal Securities, the purchase was not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.
Check below if written statements of issuer, syndicate manager, or underwriter or seller of securities were relied upon to determine:
☐	The securities were sold in an Eligible Rule 144A Offering;	☐	Compliance with the first condition, above, regarding time and price.
Attach copy of written statement for each box checked. On behalf of the Sub-Adviser, the undersigned hereby certifies that the purchase of securities noted above under “Purchased Security’s Eligibility” complies with the Fund’s Rule 10f-3 Procedures and that all records will be maintained for review and support for such certification. The review for Rule 10f-3 was comprehensive and included a review of the final offering documents for identification of affiliated underwriters.

Rule 10f-3 Report
John Hancock Core Bond Fund
SOV 4.4 07/13/27, 80282KAN6

Comparable Securities	0	1	2	3
Trade	102697286
Trade Date	12/11/2017	12/11/2017	12/11/2017	12/11/2017
Cusip	80282KAN6	80282KAN6	80282KAN6	80282KAN6
ComparableCusip	80282KAN6	05464HAC4	844741BE7	118230AR2
Description of Security	SOV 4.4 07/13/27	AXS 4 12/06/27	LUV 3.45 11/16/27	BPL 4 1/8 12/01/27
Name of Issuer	SANTANDER HOLDINGS USA	AXIS SPECIALTY FINA	SOUTHWEST AIRLINE	BUCKEYE PARTNERS
Date of Purchase	12/11/2017	11/29/2017	11/14/2017	11/09/2017
Date of Offering Commenced	12/11/2017	11/29/2017	11/14/2017	11/09/2017
Unit Price	102.407	99.780	99.732	99.503
Current Yield	4.297%	4.009%	3.459%	4.146%
Yield To Maturity	4.091%	4.027%	3.479%	4.186%
Principal Amt of Total Offering	250,000,000.00	350,000,000.00	300,000,000.00	400,000,000.00
Underwriting Spread	0.450%	0.650%	0.650%	0.650%
Names of Underwriters (prospectus may be attached)	J.P. Morgan, Barclays, Santander, Wells Fargo, Citigroup, UBS, HSBC
Name(s) Dealer(s) from whom security was purchased	CHASE SECURITIES
Years of Continuous Operation	3 or more
Amount Purchased	660,000.00
% Offering Purchased by Fund	0.264%
% of Offering Purchased by Associated Accounts	4.536%
Sum of % of Offering Purchased	4.80%
% Fund Assets Applied to Purchase	0.036%
Is Sub-Adviser (or affiliate) a Manager or Co-Manager in the Offering	YES
Is the Manager or a Co-Manager in offering an affiliate of the Fund	YES

Rule 10f-3 Report
John Hancock Core Bond Fund
SOV 4.4 07/13/27, 80282KAN6

Purchased Security’s Eligibility (as defined in the procedures) (check one):

☐	Registered Public Offering	☐	Eligible Foreign Offering	☑	Eligible Rule 144A Security	☐	Government Security	☐	Eligible Municipal Security
Check if the following conditions have been met (and discuss any exceptions):
☑	The securities were purchased (1) prior to the end of the first day on which any sales were made at a price that did not exceed the price paid by each other purchaser in the offering or any concurrent offering of the securities (excepting, in an Eligible Foreign Offering, rights required by law to be granted to existing security holders) and (2) on or before the fourth day before termination, if a rights offering. Information with regard to comparable securities will be retained for recordkeeping as required to support this condition and provided upon request.
☑	The securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all the securities offered, except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.
☑	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during a comparable period of time.
☑	Except for Eligible Municipal Securities, the issuer of such securities has been in continuous operation for not less than three years (including the operations of predecessors).
☐	In the case of Eligible Municipal Securities, that they are sufficiently liquid that they can be sold at or near their carrying value within a reasonably short period of time and either (i) are subject to no greater than moderate credit risk, or (ii) if the issuer of the municipal securities, or the entity supplying the revenues or other payments from which the issue is to be paid, has been in continuous operation for less than three years, including the operation of any predecessors, the securities are subject to a minimal or low amount of credit risk.
☑	Percentage of offering purchased by the Fund and other funds advised by the same investment adviser (or its affiliates) or accounts with respect to which the same investment adviser (or its affiliates) has, and has exercised, investment discretion, did not exceed: (a) for Eligible Rule 144A offering, 25% of the total of (1) principal amount of offering of such class sold by underwriters to qualified institution buyers plus (2) principal amount of class in any concurrent public offering; (b) other securities, 25% of principal amount of offering of class.
☑	The Fund did not purchase the securities being offered directly or indirectly from an Affiliated Underwriter, provided that a purchase from a syndicate manager shall not be deemed to be a purchase from an Affiliated Underwriter so long as (a) such Affiliated Underwriter did not benefit directly or indirectly from, the transaction, and, (b) in the case of Eligible Municipal Securities, the purchase was not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.
Check below if written statements of issuer, syndicate manager, or underwriter or seller of securities were relied upon to determine:
☐	The securities were sold in an Eligible Rule 144A Offering;	☐	Compliance with the first condition, above, regarding time and price.
Attach copy of written statement for each box checked. On behalf of the Sub-Adviser, the undersigned hereby certifies that the purchase of securities noted above under “Purchased Security’s Eligibility” complies with the Fund’s Rule 10f-3 Procedures and that all records will be maintained for review and support for such certification. The review for Rule 10f-3 was comprehensive and included a review of the final offering documents for identification of affiliated underwriters.

Rule 10f-3 Report
John Hancock Core Bond Fund
SOV 3.4 01/18/23, 80282KAQ9

Comparable Securities	0	1	2	3
Trade	102699722
Trade Date	12/11/2017	12/11/2017	12/11/2017	12/11/2017
Cusip	80282KAQ9	80282KAQ9	80282KAQ9	80282KAQ9
ComparableCusip	80282KAQ9	961214DS9	01609WAS1	037833DE7
Description of Security	SOV 3.4 01/18/23	WSTP 2 3/4 01/11/23	BABA 2.8 06/06/23	AAPL 2.4 01/13/23
Name of Issuer	SANTANDER HOLDINGS USA	WESTPAC BANKING C	ALIBABA GROUP HOL	APPLE INC
Date of Purchase	12/11/2017	12/04/2017	11/27/2017	11/06/2017
Date of Offering Commenced	12/11/2017	12/04/2017	11/27/2017	11/06/2017
Unit Price	99.729	99.899	99.853	99.987
Current Yield	3.409%	2.753%	2.804%	2.400%
Yield To Maturity	3.458%	2.808%	2.829%	2.557%
Principal Amt of Total Offering	1,000,000,000.00	1,250,000,000.00	700,000,000.00	750,000,000.00
Underwriting Spread	0.350%	0.250%	0.250%	0.120%
Names of Underwriters (prospectus may be attached)	J. P. Morgan, Barclays, Santander, Wells Fargo, Citigroup, UBS, HSBC
Name(s) Dealer(s) from whom security was purchased	CHASE SECURITIES
Years of Continuous Operation	3 or more
Amount Purchased	3,675,000.00
% Offering Purchased by Fund	0.368%
% of Offering Purchased by Associated Accounts	4.032%
Sum of % of Offering Purchased	4.40%
% Fund Assets Applied to Purchase	0.202%
Is Sub-Adviser (or affiliate) a Manager or Co-Manager in the Offering	YES
Is the Manager or a Co-Manager in offering an affiliate of the Fund	YES

Rule 10f-3 Report
John Hancock Core Bond Fund
SOV 3.4 01/18/23, 80282KAQ9

Purchased Security’s Eligibility (as defined in the procedures) (check one):

☐	Registered Public Offering	☐	Eligible Foreign Offering	☑	Eligible Rule 144A Security	☐	Government Security	☐	Eligible Municipal Security
Check if the following conditions have been met (and discuss any exceptions):
☑	The securities were purchased (1) prior to the end of the first day on which any sales were made at a price that did not exceed the price paid by each other purchaser in the offering or any concurrent offering of the securities (excepting, in an Eligible Foreign Offering, rights required by law to be granted to existing security holders) and (2) on or before the fourth day before termination, if a rights offering. Information with regard to comparable securities will be retained for recordkeeping as required to support this condition and provided upon request.
☑	The securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all the securities offered, except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.
☑	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during a comparable period of time.
☑	Except for Eligible Municipal Securities, the issuer of such securities has been in continuous operation for not less than three years (including the operations of predecessors).
☐	In the case of Eligible Municipal Securities, that they are sufficiently liquid that they can be sold at or near their carrying value within a reasonably short period of time and either (i) are subject to no greater than moderate credit risk, or (ii) if the issuer of the municipal securities, or the entity supplying the revenues or other payments from which the issue is to be paid, has been in continuous operation for less than three years, including the operation of any predecessors, the securities are subject to a minimal or low amount of credit risk.
☑	Percentage of offering purchased by the Fund and other funds advised by the same investment adviser (or its affiliates) or accounts with respect to which the same investment adviser (or its affiliates) has, and has exercised, investment discretion, did not exceed: (a) for Eligible Rule 144A offering, 25% of the total of (1) principal amount of offering of such class sold by underwriters to qualified institution buyers plus (2) principal amount of class in any concurrent public offering; (b) other securities, 25% of principal amount of offering of class.
☑	The Fund did not purchase the securities being offered directly or indirectly from an Affiliated Underwriter, provided that a purchase from a syndicate manager shall not be deemed to be a purchase from an Affiliated Underwriter so long as (a) such Affiliated Underwriter did not benefit directly or indirectly from, the transaction, and, (b) in the case of Eligible Municipal Securities, the purchase was not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.
Check below if written statements of issuer, syndicate manager, or underwriter or seller of securities were relied upon to determine:
☐	The securities were sold in an Eligible Rule 144A Offering;	☐	Compliance with the first condition, above, regarding time and price.
Attach copy of written statement for each box checked. On behalf of the Sub-Adviser, the undersigned hereby certifies that the purchase of securities noted above under “Purchased Security’s Eligibility” complies with the Fund’s Rule 10f-3 Procedures and that all records will be maintained for review and support for such certification. The review for Rule 10f-3 was comprehensive and included a review of the final offering documents for identification of affiliated underwriters.